PROSPECTUS

May 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

NOT JUST FUNDS, PROFUNDS(SM)

CLASSIC PROFUNDS VP
Bull
OTC
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
Japan

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Mid-Cap
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

BOND BENCHMARKED
PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

                       This Page Intentionally Left Blank
2

TABLE OF CONTENTS

 4    PROFUNDS VP OVERVIEW

 7    STRATEGIES AND RISKS

13    CLASSIC PROFUNDS VP
14       Bull
15       OTC
16       Large-Cap Value
17       Large-Cap Growth
18       Mid-Cap Value
19       Mid-Cap Growth
20       Small-Cap Value
21       Small-Cap Growth
22       Asia 30
23       Europe 30
24       Japan

25    ULTRA PROFUNDS VP
26       UltraBull
27       UltraMid-Cap
28       UltraSmall-Cap
29       UltraOTC

31    INVERSE PROFUNDS VP
32       Bear
33       Short Mid-Cap
34       Short Small-Cap
35       Short OTC

37    SECTOR PROFUNDS VP
38       Banks
39       Basic Materials
40       Biotechnology
41       Consumer Goods
42       Consumer Services
43       Financials
44       Health Care
45       Industrials
46       Internet
47       Oil & Gas
48       Pharmaceuticals
49       Precious Metals
50       Real Estate
51       Semiconductor
52       Technology
53       Telecommunications
54       Utilities

55    BOND BENCHMARKED PROFUNDS VP
56       U.S. Government Plus
57       Rising Rates Opportunity

59    GENERAL PROFUNDS VP INFORMATION

67    PROFUNDS MANAGEMENT

71    FINANCIAL HIGHLIGHTS

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bull                   S&P 500 Index(R)                        Match (100%)        Diverse, widely traded, large capitalization
OTC                    NASDAQ-100(R)Index                      Match (100%)        Large capitalization, non-financial companies
                                                                                   listed on The NASDAQ Stock Market
Large-Cap Value        S&P 500/Barra Value Index               Match (100%)        Diverse, widely traded, large capitalization
Large-Cap Growth       S&P 500/Barra Growth Index              Match (100%)        Diverse, widely traded, large capitalization
Mid-Cap Value          S&P MidCap 400/Barra Value Index        Match (100%)        Diverse, widely traded, mid-capitalization
Mid-Cap Growth         S&P MidCap 400/Barra Growth Index       Match (100%)        Diverse, widely traded, mid-capitalization
Small-Cap Value        S&P SmallCap 600/Barra Value Index      Match (100%)        Diverse, small capitalization
Small-Cap Growth       S&P SmallCap 600/Barra Growth Index     Match (100%)        Diverse, small capitalization
Asia 30                ProFunds Asia 30 Index                  Match (100%)        Companies whose principal offices are located in
                                                                                   countries of the Asia/Pacific region, excluding
                                                                                   Japan, whose securities are traded in the U.S.
Europe 30              ProFunds Europe 30 Index                Match (100%)        Companies whose principal offices are located in
                                                                                   European countries, whose securities are traded
                                                                                   in the U.S.
Japan                  Nikkei 225 Stock Average                Match (100%)        Large capitalization, widely traded Japanese
                                                                                   stocks

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
UltraBull              S&P 500 Index                           Double (200%)       Diverse, widely traded, large capitalization
UltraMid-Cap           S&P MidCap 400 Index                    Double (200%)       Diverse, widely traded, mid-capitalization
UltraSmall-Cap         Russell 2000 Index                      Double (200%)       Diverse, small capitalization
UltraOTC               NASDAQ-100 Index                        Double (200%)       Large capitalization, non-financial companies
                                                                                   listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bear                   S&P 500 Index                       100% of the Inverse     Diverse, widely traded, large capitalization
Short Mid-Cap          S&P MidCap 400 Index                100% of the Inverse     Diverse, widely traded, mid-capitalization
Short Small-Cap        Russell 2000 Index                  100% of the Inverse     Diverse, small capitalization
Short OTC              NASDAQ-100 Index                    100% of the Inverse     Large capitalization, non-financial companies
                                                                                   listed on The NASDAQ Stock Market

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                   DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Banks                  Dow Jones U.S. Banks Index                Match (100%)      Securities representing the banking industry in
                                                                                   the U.S. equity market
Basic Materials        Dow Jones U.S.                            Match (100%)      Securities within the basic materials sector of
                       Basic Materials Sector Index                                the U.S. equity market
Biotechnology          Dow Jones U.S. Biotechnology Index        Match (100%)      Securities representing the biotechnology
                                                                                   industry in the U.S. equity market
Consumer Goods         Dow Jones U.S. Consumer Goods Index       Match (100%)      Securities within the consumer goods industry of
                                                                                   the U.S. equity market
Consumer Services      Dow Jones U.S. Consumer Services          Match (100%)      Securities within the consumer services industry
                       Index                                                       of the U.S. equity market
Financials             Dow Jones U.S. Financials Index           Match (100%)      Securities within the financial sector of the
                                                                                   U.S. equity market
Health Care            Dow Jones U.S. Health Care Index          Match (100%)      Securities within the health care sector of the
                                                                                   U.S. equity market
Industrials            Dow Jones U.S. Industrials Index          Match (100%)      Securities within the industrial sector of the
                                                                                   U.S. equity market
Internet               Dow Jones Composite Internet Index        Match (100%)      U.S. equity securities of companies that
                                                                                   of their revenue from the Internet
Oil & Gas              Dow Jones U.S. Oil & Gas Index            Match (100%)      Securities within the oil and gas sector of the
                                                                                   U.S. equity market
Pharmaceuticals        Dow Jones U.S. Pharmaceuticals            Match (100%)      Securities representing the pharmaceuticals
                       Index                                                       industry in the U.S. equity market
Precious Metals        Dow Jones Precious Metals Index           Match (100%)      Securities of companies involved in the mining
                                                                                   of precious metals
Real Estate            Dow Jones U.S. Real Estate Index          Match (100%)      Securities representing the real estate industry
                                                                                   in the U.S. equity market
Semiconductor          Dow Jones U.S. Semiconductor Index        Match (100%)      Securities representing the semiconductor
                                                                                   industry in the U.S. equity market
Technology             Dow Jones U.S. Technology Sector          Match (100%)      Securities within the technology sector of the
                       Index                                                       U.S. equity market
Telecommunications     Dow Jones U.S. Telecommunications         Match (100%)      Securities within the telecommunications sector
                       Sector Index                                                of the U.S. equity market
Utilities              Dow Jones U.S. Utilities Sector           Match (100%)      Securities within the utilities sector of the
                       Index                                                       U.S. equity market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance or the inverse daily performance of the price of the most recently issued 30-year U.S. Treasury Bond.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                  SECURITY                         DAILY BENCHMARK        DESCRIPTION OF SECURITY OR INDEX
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Plus        Most recently issued 30-year            125%            U.S. Treasury securities
                            U.S. Treasury Bond
Rising Rates Opportunity    Most recently issued 30-year     125% of the Inverse    U.S. Treasury securities
                            U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

                                                        ProFunds VP Overview > 5

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                            PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                            "In seeking to achieve each ProFund VP's investment

                            objective, ProFund Advisors takes positions in

                            securities and other financial instruments that

                            ProFund Advisors believes, in combination, should

                            simulate the movement of its benchmark."

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all MID-CAP, SMALL-CAP and LARGE-CAP PROFUNDS VP, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP JAPAN, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities;
5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

does not concentrate its investments. In addition, each of PROFUND VP LARGE-CAP VALUE, PROFUND VP LARGE-CAP GROWTH, PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT MID-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as its respective benchmark index or security and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or underexposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP (excluding PROFUND VP U.S. GOVERNMENT PLUS) is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EXCHANGE RATE RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Changes in foreign currency exchange rates may affect the value of a ProFund VP's investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN CURRENCY RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of each ProFund VP may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Exchange Rate Risk and Foreign Currency Risk. A U.S. dollar investment in Depositary

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Short Mid-Cap, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

10 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VALUE INVESTING RISK (ProFund VP Large-Cap Value, ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRS), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

       o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

       o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

       o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

    Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

    Fund A: A fund whose objective         Fund B:A fund whose objective
    is to seek daily investment            is to seek daily investment
    results, before fees and               results, before fees and expenses,
    expenses, that correspond to           that correspond to twice (200%)
    the daily performance of               the daily performance of
    an index.                              an index.

    On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101

                                           ProFunds VP Strategies and Risks > 11

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

    on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government
    Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S.
    Treasury and some are backed only by the credit of the issuing organization.

12 < ProFunds VP Strategies and Risks

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

 > want to achieve investment results that correspond to the daily performance of a particular index.

                       ---------------------------------------------------------

                            CLASSIC PROFUNDS VP

                       ---------------------------------------------------------

                                                                 DAILY
PROFUND VP          INDEX                                      BENCHMARK
---------------------------------------------------------------------------
Bull                S&P 500 Index                              Match (100%)
OTC                 NASDAQ-100 Index                           Match (100%)
Large-Cap Value     S&P 500/Barra Value Index                  Match (100%)
Large-Cap Growth    S&P 500/Barra Growth Index                 Match (100%)
Mid-Cap Value       S&P MidCap 400/Barra Value Index           Match (100%)
Mid-Cap Growth      S&P MidCap 400/Barra Growth Index          Match (100%)
Small-Cap Value     S&P SmallCap 600/Barra Value Index         Match (100%)
Small-Cap Growth    S&P SmallCap 600/Barra Growth Index        Match (100%)
Asia 30             ProFunds Asia 30 Index                     Match (100%)
Europe 30           ProFunds Europe 30 Index                   Match (100%)
Japan               Nikkei 225 Stock Average                   Match (100%)

                                                        Classic ProFunds VP > 13

--------------------------------------------------------------------------

PROFUND VP BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7 .

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002             2003           2004
--------------------------------------
-23.98%          25.59%          8.83%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Bull                           8.83%     -1.87%         05/01/01
-----------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%      0.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bull                  $181         $560         $964         $2,095

14 < ProFund VP Bull

      --------------------------------------------------------------------------

           PROFUND VP OTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

  2002            2003           2004
--------------------------------------
-38.62%          46.75%          8.53%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP OTC                            8.53%     -13.25%        01/22/01
-----------------------------------------------------------------------------
NASDAQ-100 Index (1)                     10.75%     -11.52%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------
ProFund VP OTC          $190       $588       $1,011     $2,190

                                                             ProFund VP OTC > 15

--------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP LARGE-CAP VALUE may use SAMPLING
TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP LARGE-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  1.04%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.04%
                                                                ------
Fee Waivers/Reimbursements**                                    -0.06%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Large-Cap Value         $201        $634         $1,093      $2,364

16 < ProFund VP Large-Cap Value

      --------------------------------------------------------------------------

           PROFUND VP LARGE-CAP GROWTH

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP LARGE-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP LARGE-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  2.06%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          3.06%
                                                                ------
Fee Waivers/Reimbursements**                                    -1.08%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Large-Cap Growth          $201       $844        $1,512      $3,298

                                                ProFund VP Large-Cap Growth > 17

--------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP VALUE by showing the variability of PROFUND VP MID-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETRUN]

 2003                    2004
------------------------------
35.74%                  15.96%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended June 30,
2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Mid-Cap Value                 15.96%      7.73%         05/01/02
-----------------------------------------------------------------------------
S&P MidCap 400/Barra Value Index (1)     19.01%     11.52%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.92%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value           $195       $603         $1,037       $2,243

18 < ProFund VP Mid-Cap Value

      --------------------------------------------------------------------

           PROFUND VP MID-CAP GROWTH

      --------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For additional information on PROFUND VP MID-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP GROWTH by showing the variability of PROFUND VP MID-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
27.91%                  11.08%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP GROWTH for one quarter was 15.45% (quarter ended June 30,
2003) and the lowest return was -4.06% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Mid-Cap Growth                11.08%     3.86%          05/01/02
-----------------------------------------------------------------------------
S&P MidCap 400/Barra Growth Index (1)    14.02%     6.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.94%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.94%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth          $197        $609         $1,047      $2,264

                                                  ProFund VP Mid-Cap Growth > 19

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING
TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

     [CHART ANNUAL RETURN]

 2003                    2004
------------------------------
34.68%                  20.12%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Small-Cap Value               20.12%     5.72%          05/01/02
-----------------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1)   23.40%     9.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value         $198        $612         $1,052      $2,275

20 < ProFund VP Small-Cap Value

      --------------------------------------------------------------------------

           PROFUND VP SMALL-CAP GROWTH

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by showing the variability of PROFUND VP SMALL-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

     [CHART ANNUAL RETURN]

 2003                    2004
------------------------------
34.32%                  19.80%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Small-Cap Growth              19.80%      8.78%         05/01/02
-----------------------------------------------------------------------------
S&P SmallCap 600/Barra Growth Index (1)  22.10%     11.82%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.90%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Growth         $193        $597        $1,026      $2,222

                                                ProFund VP Small-Cap Growth > 21

--------------------------------------------------------------------------

PROFUND VP ASIA 30

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK, FOREIGN CURRENCY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent the Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ASIA 30 by showing the variability of PROFUND VP ASIA 30 returns from year to year and by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

     [CHART ANNUAL RETURN]

 2003                    2004
------------------------------
64.92%                  -0.54%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.76% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Asia 30                       -0.54%      9.87%         05/01/02
ProFunds Asia 30 Index (1)               -0.76%     23.29%
-----------------------------------------------------------------------------
MSCI AC Asia Pacific Free Excluding
   Japan Index (1)(2)                    11.23%     19.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Asia 30               $189         $585         $1,006       $2,180

22 < ProFund VP Asia 30

      --------------------------------------------------------------------------

           PROFUND VP EUROPE 30

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART ANNUAL RETURN]

  2000           2001        2002       2003       2004
--------------------------------------------------------
-12.75%        -24.14%     -25.76%     38.73%     14.32%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE         FIVE        SINCE          INCEPTION
As of December 31, 2004                  YEAR        YEAR        INCEPTION      DATE
------------------------------------------------------------------------------------------
ProFund VP Europe 30                     14.32%     -4.87%       -0.85%         10/18/99
ProFunds Europe 30 Index (1)             16.99%     -0.63%        3.47%
------------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index (1)(2)          13.97%     -5.30%       -1.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Europe 30              $181         $560        $964         $2,095

                                                       ProFund VP Europe 30 > 23

--------------------------------------------------------------------------

PROFUND VP JAPAN

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP JAPAN seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NIKKEI 225 STOCK AVERAGE.

Since the Japanese markets are not open when PROFUND VP JAPAN values its shares, PROFUND VP JAPAN determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the NIKKEI 225 STOCK AVERAGE.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP JAPAN invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NIKKEI 225 STOCK AVERAGE (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP JAPAN may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP JAPAN are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

The performance of PROFUND VP JAPAN will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. PROFUND VP JAPAN is also subject to valuation time risk. ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of PROFUND VP JAPAN'S performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time PROFUND VP JAPAN'S performance will correlate highly with the movement of the Nikkei 225 Stock Average. For more information on PROFUND VP JAPAN'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP JAPAN by showing the variability of PROFUND VP JAPAN returns from year to year and by comparing average annual total returns of PROFUND VP JAPAN to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP JAPAN or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETRUN]

 2003                    2004
------------------------------
26.78%                   7.56%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP JAPAN for one quarter was 14.31% (quarter ended June 30, 2003) and the lowest return was -9.43% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Japan                          7.56%     -0.07%         05/01/02
-----------------------------------------------------------------------------
Nikkei 225 Stock Average (1)             12.77%      8.92%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP JAPAN. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.85%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.85%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP JAPAN with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      1 YEAR   3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------
ProFund VP Japan      $188     $582       $1,001      $2,169

24 < ProFund VP Japan

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

 > are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                       ---------------------------------------------------------

                            ULTRA PROFUNDS VP

                       ---------------------------------------------------------

                                                                     DAILY
PROFUND VP                 INDEX                                   BENCHMARK
--------------------------------------------------------------------------------
UltraBull                  S&P 500 Index                           Double (200%)
UltraMid-Cap               S&P MidCap 400 Index                    Double (200%)
UltraSmall-Cap             Russell 2000 Index                      Double (200%)
UltraOTC                   NASDAQ-100 Index                        Double (200%)

                                                           Ultra ProFunds VP> 25

--------------------------------------------------------------------------

PROFUND VP ULTRA BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                        [CHART OF ANNUAL RETURNS]

  2002                                2003                         2004
------------------------------------------------------------------------
-36.11%                              52.93%                       17.18%

                               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                      17.18%      -3.57%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%      -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.89%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.89%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraBull          $192         $594           $1,021        $2,212

26 < ProFund VP Ultra Bull

      --------------------------------------------------------------------------

           PROFUND VP ULTRA MID-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
70.09%                         27.70%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                   27.70%      8.85%            05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400 Index (1)                  16.49%      9.27%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap        $197         $609          $1,047        $2,264

                                                   ProFund VP Ultra Mid-Cap > 27

--------------------------------------------------------------------------

PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX. If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                   [CHART OF ANNUAL RETURNS]

 2000               2001        2002         2003        2004
--------------------------------------------------------------
-22.14%            -7.61%      -42.61%      99.45%      31.07%

                          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      SINCE          INCEPTION
As of December 31, 2004              YEAR     YEAR      INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap            31.07%   1.54%      5.09%         10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index (1)               18.44%   6.68%     10.89%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap      $197         $609          $1,047        $2,264

28 < ProFund VP Ultra Small-Cap

      --------------------------------------------------------------------------

           PROFUND VP ULTRAOTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART OF ANNUAL RETURNS]

 2000           2001          2002         2003         2004
-------------------------------------------------------------
-73.37%        -68.72%       -68.94%      102.67%      14.10%

                         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS       ONE        FIVE       SINCE         INCEPTION
As of December 31, 2004            YEAR       YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC                14.10%     -43.07%    -31.34%       10/18/99
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)               10.75%     -15.13%    -6.85%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.88%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.88%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraOTC            $191         $591          $1,016        $2,201

                                                       ProFund VP Ultra OTC > 29

This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

 > are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                       ---------------------------------------------------------

                            INVERSE PROFUNDS VP

                       ---------------------------------------------------------

                                                                   DAILY
PROFUND VP                 INDEX                                  BENCHMARK
--------------------------------------------------------------------------------
Bear                       S&P 500 Index                     100% of the Inverse
Short Mid-Cap              S&P MidCap 400 Index              100% of the Inverse
Short Small Cap            Russell 2000 Index                100% of the Inverse
Short OTC                  NASDAQ-100 Index                  100% of the Inverse

                                                        Inverse ProFunds VP > 31

--------------------------------------------------------------------------

PROFUND VP BEAR

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

              [CHART OF ANNUAL RETURNS]

 2002                         2003              2004
-----------------------------------------------------
20.82%                      -24.59%           -10.29%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Bear                           -10.29%     -1.15%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%     -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.90%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear                $193         $597          $1,026        $2,222

32 < ProFund VP Bear

      --------------------------------------------------------------------------

           PROFUND VP SHORT MID-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT MID-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP SHORT MID-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MIDCAP 400 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT MID-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P MIDCAP 400. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT MID-CAP are ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, CREDIT RISK, COUNTERPARTY RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT MID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT MID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.80%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.80%

*  "Other expenses" are based on estimated amounts for current fiscal year.
   The estimated amounts include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT MID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                      1 YEAR             3 YEARS
--------------------------------------------------------------------------------
ProFund VP Short Mid-Cap                              $183               $566

                                                   ProFund VP Short Mid-Cap > 33

--------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

          [CHART OF ANNUAL RETURNS]

 2003                                   2004
---------------------------------------------
-34.52%                                -9.03%

                 [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap                -9.03%      -21.43%          09/03/02
--------------------------------------------------------------------------------
Russell 2000 Index(2)                     18.44%       27.91%

(1) Fund performance for the period reflects temporary out performance versus its benchmark resulting, in part, from its small size. Similar periods of out performance are unlikely to reoccur.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  1.28%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.28%
Fee Waivers/Reimbursements**                                    -0.30%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
  Short Small-Cap              $201         $684          $1,193        $2,592

34 < ProFund VP Short Small-Cap

      --------------------------------------------------------------------------

           PROFUND VP SHORT OTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

         [CHART OF ANNUAL RETURNS]

 2003                                2004
------------------------------------------
-37.31%                            -11.11%

                [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 6.99% (quarter ended September 30,
2004) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short OTC                      -11.11%     -16.40%          05/01/02
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)                       10.75%       9.91%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short OTC           $189         $585          $1,006        $2,180

                                                       ProFund VP Short OTC > 35

This Page Intentionally Left Blank

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > desire to add investments in economic sectors with perceived above-average growth potential.

 > actively rotate their investments to perceive strong sectors and out of perceived weak sectors, as market and economic conditions change.

 > want to gain investment exposure to a particular economic sector of the U.S.
   or global economy.

                       ---------------------------------------------------------

                            SECTOR PROFUNDS VP

                       ---------------------------------------------------------

                                                                              DAILY
PROFUND VP                  INDEX                                           BENCHMARK
----------------------------------------------------------------------------------------
Banks                       Dow Jones U.S. Banks Index                      Match (100%)
Basic Materials             Dow Jones U.S. Basic Materials Sector Index     Match (100%)
Biotechnology               Dow Jones U.S. Biotechnology Index              Match (100%)
Consumer Goods              Dow Jones U.S. Consumer Goods Index             Match (100%)
Consumer Services           Dow Jones U.S. Consumer Services Index          Match (100%)
Financials                  Dow Jones U.S. Financials Index                 Match (100%)
Health Care                 Dow Jones U.S. Health Care Index                Match (100%)
Industrials                 Dow Jones U.S. Industrials Index                Match (100%)
Internet                    Dow Jones Composite Internet Index              Match (100%)
Oil & Gas                   Dow Jones U.S. Oil & Gas Index                  Match (100%)
Pharmaceuticals             Dow Jones U.S. Pharmaceuticals Index            Match (100%)
Precious Metals             Dow Jones Precious Metals Index                 Match (100%)
Real Estate                 Dow Jones U.S. Real Estate Index                Match (100%)
Semiconductor               Dow Jones U.S. Semiconductor Index              Match (100%)
Technology                  Dow Jones U.S. Technology Sector Index          Match (100%)
Telecommunications          Dow Jones U.S. Telecommunications Sector Index  Match (100%)
Utilities                   Dow Jones U.S. Utilities Sector Index           Match (100%)

                                                         Sector ProFunds VP > 37

--------------------------------------------------------------------------

PROFUND VP BANKS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BANKS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BANKS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BANKS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BANKS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BANKS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BANKS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BANKS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BANKS is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BANKS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BANKS by showing the variability of PROFUND VP BANKS returns from year to year and by comparing average annual total returns of PROFUND VP BANKS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BANKS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

         [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
29.39%                         11.77%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BANKS for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was -4.35% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Banks                          11.77%      8.80%            05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%      6.04%
--------------------------------------------------------------------------------
Dow Jones U.S. Banks Index (1)            14.37%     11.58%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BANKS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.98%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.98%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BANKS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Banks               $201         $621          $1,068        $2,306

38 < ProFund VP Banks

      --------------------------------------------------------------------------

           PROFUND VP BASIC MATERIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BASIC MATERIALS by showing the variability of PROFUND VP BASIC MATERIALS returns from year to year and by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
31.58%                         10.22%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE          INCEPTION
As of December 31, 2004              YEAR      INCEPTION      DATE
-----------------------------------------------------------------------
ProFund VP Basic Materials           10.22%     8.41%         05/01/02
-----------------------------------------------------------------------
S&P 500 Index (1)                    10.88%     6.04          05/01/02
Dow Jones U.S. Basic Materials
 Sector Index (1)                    13.05%    11.58%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.96%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.96%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Basic Material      $199         $615          $1,057        $2,285

                                                 ProFund VP Basic Materials > 39

--------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BIOTECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BIOTECHNOLOGY INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BIOTECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BIOTECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BIOTECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BIOTECHNOLOGY is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BIOTECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BIOTECHNOLOGY by showing the variability of PROFUND VP BIOTECHNOLOGY returns from year to year and by comparing average annual total returns of PROFUND VP BIOTECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BIOTECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

                   ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                     [CHART OF ANNUAL RETURNS]

 2002                           2003                           2004
-------------------------------------------------------------------
-31.51%                        39.78%                         9.73%

                            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BIOTECHNOLOGY for one quarter was 22.16% (quarter ended June 30,
2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE                 INCEPTION
As of December 31, 2004              YEAR        INCEPTION             DATE
--------------------------------------------------------------------------------
ProFund VP Biotechnology             9.73%         -5.13%               01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%        -3.17%
Dow Jones U.S. Biotechnology
 Index (1)                           13.78%        -2.70%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BIOTECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.98%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.98%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BIOTECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Biotechnology       $201         $621          $1,068        $2,306

40 < ProFund VP Biotechnology

      --------------------------------------------------------------------------

           PROFUND VP CONSUMER GOODS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER GOODS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER GOODS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER GOODS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER GOODS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER GOODS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER GOODS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER GOODS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER GOODS is also subject to risks faced by companies in the consumer non-goods industry, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER GOODS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER GOODS by showing the variability of PROFUND VP CONSUMER GOODS returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER GOODS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER GOODS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP CONSUMER GOODS sought daily investment results, before fees and expenses, that corresponded to the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

 2003                          2004
------------------------------------
18.46%                         9.26%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER GOODS for one quarter was 13.69% (quarter ended June 30,
2003) and the lowest return was -8.23% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE           INCEPTION
As of December 31, 2004              YEAR        INCEPTION       DATE
--------------------------------------------------------------------------
ProFund VP Consumer Goods             9.26%      3.04%           05/01/02
--------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%      6.04%
Dow Jones U.S. Consumer Goods
 Index (1)                           12.05%      5.78%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Non-Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER GOODS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                -----
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          1.99%
Fee Waivers/Reimbursements**                                    -0.01%
                                                                -----
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER GOODS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Goods      $201         $623          $1,072        $2,316

                                                  ProFund VP Consumer Goods > 41

--------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER SERVICES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER SERVICES INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER SERVICES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER SERVICES INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER SERVICES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER SERVICES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER SERVICES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER SERVICES is also subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER SERVICES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER SERVICES by showing the variability of PROFUND VP CONSUMER SERVICES returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER SERVICES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER SERVICES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP CONSUMER SERVICES sought daily investment results, before fees and expenses, that corresponded to the Dow Jones U.S. Consumer Cyclical Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

 2003                          2004
------------------------------------
26.80%                         7.61%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER SERVICES for one quarter was 16.78% (quarter ended June 30,
2003) and the lowest return was -2.65% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS         ONE            SINCE             INCEPTION
As of December 31, 2004              YEAR           INCEPTION         DATE
-------------------------------------------------------------------------------
ProFund VP Consumer Services          7.61%        -0.01%             05/01/02
-------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%         6.04%
Dow Jones U.S. Consumer Services
   Index (1)                         11.07%         4.33%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER SERVICES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.20%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.20%
Fee Waivers/Reimbursements**                                    -0.22%
                                                                -----
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER SERVICES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Goods      $201         $667          $1,160        $2,517

42 < ProFund VP Consumer Services

      --------------------------------------------------------------------------

           PROFUND VP FINANCIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIALS is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased interindustry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIALS by showing the variability of PROFUND VP FINANCIALS returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

                   ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                      [CHART OF ANNUAL RETURNS]

 2002                           2003                           2004
--------------------------------------------------------------------
-14.88%                        28.99%                         10.34%

                             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIALS for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE        SINCE                  INCEPTION
As of December 31, 2004              YEAR       INCEPTION              DATE
--------------------------------------------------------------------------------
ProFund VP Financials                10.34%      3.18%                 01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%     -0.97%
Dow Jones U.S. Financials
   Index (1)                         13.39%      6.26%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.92%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Financials          $195         $603          $1,037        $2,243

                                                      ProFund VP Financials > 43

--------------------------------------------------------------------------

PROFUND VP HEALTH CARE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTH CARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTH CARE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTH CARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTH CARE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTH CARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTH CARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTH CARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTH CARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTH CARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTH CARE by showing the variability of PROFUND VP HEALTH CARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTH CARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTH CARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

 ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002            2003             2004
---------------------------------------
-22.69%         17.42%            2.36%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTH CARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE        SINCE                  INCEPTION
As of December 31, 2004              YEAR       INCEPTION              DATE
--------------------------------------------------------------------------------
ProFund VP Health Care               2.36%      -3.17%                 01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%     -0.97%
Dow Jones U.S. Health Care
   Index (1)                          4.55%     -1.14%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTH CARE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.91%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.91%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTH CARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Health Care         $194         $600          $1,032        $2,233

44 < ProFund VP Health Care

      --------------------------------------------------------------------------

           PROFUND VP INDUSTRIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INDUSTRIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. ROFUND VP INDUSTRIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIALS is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INDUSTRIALS by showing the variability of PROFUND VP INDUSTRIALS returns from year to year and by comparing average annual total returns of PROFUND VP INDUSTRIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

2003                           2004
------------------------------------
28.40%                        13.22%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIALS for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS          ONE         SINCE                 INCEPTION
As of December 31, 2004               YEAR        INCEPTION             DATE
---------------------------------------------------------------------------------
ProFund VP Industrials                13.22%      5.90%                 05/01/02
---------------------------------------------------------------------------------
S&P 500 Index (1)                     10.88%      6.04%
Dow Jones U.S. Industrials Index (1)  17.25%      9.50%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Industrials Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          1.99%
Fee Waivers/Reimbursements**                                    -0.01%
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Industrials         $201         $623          $1,072        $2,316

                                                     ProFund VP Industrials > 45

--------------------------------------------------------------------------

PROFUND VP INTERNET

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INTERNET seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES COMPOSITE INTERNET INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INTERNET invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES COMPOSITE INTERNET INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INTERNET may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP
INTERNET will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INTERNET are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP INTERNET is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INTERNET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INTERNET by showing the variability of PROFUND VP INTERNET returns from year to year and by comparing average annual total returns of PROFUND VP INTERNET to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INTERNET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

                   ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
77.99%                         21.26%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INTERNET for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was -13.95% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE                 INCEPTION
As of December 31, 2004              YEAR        INCEPTION             DATE
--------------------------------------------------------------------------------
ProFund VP Internet                  21.26%      26.43%                05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%       6.04%
Dow Jones Composite Internet
   Index(1)                          24.02%      30.42%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INTERNET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INTERNET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Internet            $197         $609          $1,047        $2,264

46 < ProFund VP Internet

      --------------------------------------------------------------------------

           PROFUND VP OIL & GAS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OIL & GAS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. OIL & GAS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OIL & GAS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. OIL & GAS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OIL & GAS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP OIL & GAS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OIL & GAS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP OIL & GAS is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP OIL & GAS'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OIL & GAS by showing the variability of PROFUND VP OIL & GAS returns from year to year and by comparing average annual total returns of PROFUND VP OIL & GAS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OIL & GAS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

          [CHART OF ANNUAL RETURNS]

 2002                2003               2004
---------------------------------------------
-17.04%             22.27%             29.36%

                 [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OIL & GAS for one quarter was 14.33% (quarter ended December 31,
2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE           SINCE           INCEPTION
As of December 31, 2004                  YEAR          INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Oil & Gas                     29.36%         5.21%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%        -0.97%
Dow Jones U.S. Oil & Gas Index (1)       32.43%         8.51%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OIL & GAS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                     0.75%
Distribution (12b-1) Fees                                    0.25%
Other Expenses*                                              0.92%
                                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.92%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OIL & GAS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Oil & Gas           $195         $603          $1,037        $2,243

                                                       ProFund VP Oil & Gas > 47

--------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by showing the variability of PROFUND VP PHARMACEUTICALS returns from year to year and by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2003                   2004
-----------------------------
5.60%                  -9.22%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -9.40% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                 ONE          SINCE        INCEPTION
As of December 31, 2004                      YEAR         INCEPTION    DATE
--------------------------------------------------------------------------------
ProFund VP Pharmaceuticals                   -9.22%       -6.76%       05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                            10.88%        6.04%
Dow Jones U.S. Pharmaceuticals Index (1)     -8.28%       -4.79%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.97%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.97%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
   Pharmaceuticals             $200         $618          $1,062        $2,296

48 < ProFund VP Pharmaceuticals

      --------------------------------------------------------------------------

           PROFUND VP PRECIOUS METALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES PRECIOUS METALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PRECIOUS METALS by showing the variability of PROFUND VP PRECIOUS METALS returns from year to year and by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2003                  2004
----------------------------
39.23%                -9.92%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -18.22% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE           SINCE           INCEPTION
As of December 31, 2004                  YEAR          INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Precious Metals               -9.92%         8.09%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%         6.04%
Dow Jones Precious Metals Index (1)(2)   -5.68         12.17
Philadelphia Stock Exchange Gold/Silver
   Sector Index (1)(2)                   -7.70%        12.00%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The ProFund VP Precious Metals' benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund's investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Precious Metals     $190         $588          $1,011        $2,190

                                                 ProFund VP Precious Metals > 49

--------------------------------------------------------------------------

PROFUND VP REAL ESTATE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

              [CHART OF ANNUAL RETURNS]

 2002                   2003                   2004
----------------------------------------------------
0.02%                  33.15%                 27.20%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 13.97% (quarter ended December 31,
2004) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Real Estate                   27.20%         16.86%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%         -0.97%
Dow Jones U.S. Real Estate Index (1)     31.22%         20.56%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.93%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.93%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Real Estate         $196         $606          $1,042        $2,254

50 < ProFund VP Real Estate

     ---------------------------------------------------------------------------

           PROFUND VP SEMICONDUCTOR

     ---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SEMICONDUCTOR seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. SEMICONDUCTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SEMICONDUCTOR invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. SEMICONDUCTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SEMICONDUCTOR may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP SEMICONDUCTOR will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SEMICONDUCTOR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP SEMICONDUCTOR is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may under- perform fixed income investments and stock market indices that track other markets, segments and sectors. For more information on PROFUND VP SEMICONDUCTOR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SEMICONDUCTOR by showing the variability of PROFUND VP
SEMICONDUCTOR returns from year to year and by comparing average annual total returns of PROFUND VP SEMICONDUCTOR to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SEMICONDUCTOR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURNS]

 2003                   2004
------------------------------
88.32%                 -23.54%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SEMICONDUCTOR for one quarter was 25.22% (quarter ended June 30,
2003) and the lowest return was -23.05% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Semiconductor                 -23.54%        -10.32%        05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%           6.04%
Dow Jones U.S. Semiconductor Index (1)   -21.35%         -7.67%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SEMICONDUCTOR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                ------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.99%
Fee Waivers/Reimbursements**                                    -0.01%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SEMICONDUCTOR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Semiconductor       $201         $623          $1,072        $2,316

                                                   ProFund VP Semiconductor > 51

---------------------------------------------------------------------------

PROFUND VP TECHNOLOGY

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                           [CHART OF ANNUAL RETURNS]

 2002                                 2003                                2004
-------------------------------------------------------------------------------
-40.68%                              45.97%                              -0.43%

                                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE          SINCE          INCEPTION
As of December 31, 2004                    YEAR         INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Technology                      -0.43%       -15.44%        01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%        -0.97%
Dow Jones U.S. Technology Sector Index (1)  1.76%       -12.93%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Technology          $190         $588          $1,011        $2,190

52 < ProFund VP Technology

     ---------------------------------------------------------------------------

           PROFUND VP TELECOMMUNICATIONS

     ---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including:a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                           [CHART OF ANNUAL RETURNS]

 2002                                 2003                                2004
-------------------------------------------------------------------------------
-37.83%                              2.46%                               15.56%

                                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Telecommunications            15.56%         -14.91%        01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%          -0.97%
Dow Jones U.S. Telecommunications
   Sector Index (1)                      18.70%         -11.12%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
Telecommunications             $198         $612          $1,052        $2,275

                                              ProFund VP Telecommunications > 53

---------------------------------------------------------------------------

PROFUND VP UTILITIES

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. UTILITIES SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. UTILITIES SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP UTILITIES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP UTILITIES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP UTILITIES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP UTILITIES is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP UTILITIES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP UTILITIES by showing the variability of PROFUND VP UTILITIES returns from year to year and by comparing average annual total returns of PROFUND VP UTILITIES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP UTILITIES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                           [CHART OF ANNUAL RETURNS]

 2002                                 2003                                2004
-------------------------------------------------------------------------------
-23.94%                              21.37%                              21.07%

                                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP UTILITIES for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE          SINCE          INCEPTION
As of December 31, 2004                     YEAR         INCEPTION      DATE
---------------------------------------------------------------------------------
ProFund VP Utilities                        21.07%       -2.10%         01/22/01
---------------------------------------------------------------------------------
S&P 500 Index (1)                           10.88%       -0.97%
Dow Jones U.S. Utilities Sector Index (1)   24.04%        0.76%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP UTILITIES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP UTILITIES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Utilities           $198         $612          $1,052        $2,275

54 < ProFund VP Utilities

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R)MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

 > are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       ---------------------------------------------------------

                            BOND BENCHMARKED PROFUNDS VP

                       ---------------------------------------------------------

                                                                    DAILY
PROFUND VP                      SECURITY                          BENCHMARK
--------------------------------------------------------------------------------
U.S. GOVERNMENT PLUS            Most recently issued                 125%
                                30-year U.S. Treasury Bond
RISING RATES OPPORTUNITY        Most recently issued         125% of the Inverse
                                30-year U.S. Treasury Bond

                                               Bond Benchmarked ProFunds VP > 55

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK,
NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2003                  2004
----------------------------
-2.55%                 8.18%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT Plus for one quarter was 8.71% (quarter ended September 30, 2004) and the lowest return was -8.12% (quarter ended June 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus          8.18%          8.15%          05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)      7.18%          8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)       8.86%          9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.50%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.61%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP U.S.
   Government Plus             $164         $508          $876          $1,911

56 < Profund VP U.S. Government Plus

      --------------------------------------------------------------------------

           PROFUND VP RISING RATES OPPORTUNITY

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

    [CHART ANNUAL RETURN]

 2003                 2004
----------------------------
-4.11%               -10.89%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity      -10.89%        -12.86%        05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)        7.18%          8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)         8.86%          9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.75%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.75%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YEARS ProFund VP Rising
    Rate Opportunity           $178         $551          $949          $2,062

                                        ProFund VP Rising Rates Opportunity > 57

                       This Page Intentionally Left Blank

     ---------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

     ---------------------------------------------------------------------------

          "Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

                                            General ProFunds VP Information > 59

---------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

---------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example:(i)market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv)other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated:NewYear's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A

-----------------------------------------------------------------------
                                                             Capital
                                       Dividends              Gains
                               ----------------------------------------
ProFund Name                    Accrued       Paid            Paid
-----------------------------------------------------------------------
VP U.S. Government Plus         Daily         Monthly        Annually*
-----------------------------------------------------------------------
VP Real Estate                  Quarterly     Quarterly      Annually*
-----------------------------------------------------------------------
All other ProFunds VP           Annually      Annually       Annually
-----------------------------------------------------------------------

* PROFUND VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

60 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND
REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed. An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated

                                            General ProFunds VP Information > 61

--------------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted; after March 18, 2005 through September 16, 2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16, 2005, the index values will move to a full free floatadjusted calculation. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2005, the S&P MidCap 400 Index included companies with capitalizations between $272.4 million and $9.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2005, the Russell 2000 Index included companies with capitalizations between $29.3 million and $6.1 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalizationweighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P 500/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively low price-to-book as determined before each semiannual rebalance date. As of March 31, 2005, the S&P 500/Barra Value Index included 322 companies with capitalizations between $734.8 million and $234.8 billion.

The S&P 500/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P 500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P 500/Barra Growth Index included 178 companies with capitalizations between $572.0 billion and $382.2 billion.

The S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P MidCap 400/Barra Value Index included 218 companies with capitalizations between $272.4 million and $9.1 billion.

The S&P MIDCAP 400/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P MidCap 400/Barra Growth Index included 182 companies with capitalizations between $592.7 million and $9.1 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such

62 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Value Index included 356 companies with capitalizations between $44.1 million and $3.0 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Growth Index included 244 companies with capitalizations between $117.1 million and $5.3 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Asia 30 Index included companies with capitalizations between $298.3 million and $109.3 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Europe 30 Index included companies with capitalizations between $276.8 billion and $222.2 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks, instead, the index serves as a measure of the entire
U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

The NIKKEI 225 STOCK AVERAGE INDEX (Nikkei Index) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Index is calculated from the prices of the 225 Tokyo Stock Exchange (TSE) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei Index are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.

PROFUNDS EUROPE INDEX ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indices of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily U.S. dollar results of the following three indices:

 > The Financial Times Stock Exchange 100 Index - A capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange;

 > The Deutsche Aktienindex - A total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange; and

 > The CAC-40 - A capitalization-weighted index of 40 companies listed on the Paris Stock Exchange.

The DOW JONES U.S. BANKS INDEX measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2005, the average capitalization of the Index was approximately $12.4 billion.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2005, the average capitalization of the Index was approximately $5.4 billion.

The DOW JONES U.S. BIOTECHNOLOGY INDEX measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2005, the average capitalization of the Index was approximately $3.7 billion.

The DOW JONES U.S. CONSUMER GOODS INDEX measures the performance of the consumer goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and nondurable household product manufacturers, cosmetic companies, food and tobacco products. As of March 31, 2005, the average capitalization of the Index was approximately $7.8 billion.

The DOW JONES U.S. CONSUMER SERVICES INDEX measures the performance of the consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of March 31, 2005, the average capitalization of the Index was approximately $6.8 billion.

The DOW JONES U.S. FINANCIALS INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae,

                                            General ProFunds VP Information > 63

--------------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2005, the average capitalization of the Index was approximately $8.6 billion.

The DOW JONES U.S. HEALTH CARE INDEX measures the performance of the health care economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2005, the average capitalization of the Index was approximately $9.0 billion.

The DOW JONES U.S. INDUSTRIALS INDEX measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2005, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES COMPOSITE INTERNET INDEX measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2005, the average capitalization of the Index was approximately $2.8 billion.

The DOW JONES U.S. OIL & GAS INDEX measures the performance of the oil and gas sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2005, the average capitalization of the Index was approximately $12.9 billion.

The DOW JONES U.S. PHARMACEUTICALS INDEX measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2005, the average capitalization of the Index was approximately $24.9 billion.

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float adjusted market capitalization weighted index with an average capitalization as of March 31, 2005 of approximately $4.9 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2005, the average capitalization of the Index was approximately $2.9 billion.

The DOW JONES U.S. SEMICONDUCTOR INDEX measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2005, the average capitalization of the Index was approximately $5.1 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2005, the average capitalization of the Index was approximately $6.7 billion.

The DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2005, the average capitalization of the Index was approximately $16.3 billion.

The DOW JONES U.S. UTILITIES SECTOR INDEX measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2005, the average capitalization of the Index was approximately $6.0 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500,"
"500", "S&P 500/Barra Value Index", "S&P 500/Barra Growth Index", "S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/BarraValue Index, ""S&P SmallCap 600/BarraGrowth Index, " and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones," "Dow 30," "Dow Jones Industrial AverageTM," "DJIA, " and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R)Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). The "Nikkei 225 Stock Average" is a trademark of Nihon Keizai Shimbun, Inc. "Russell 2000(R)Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

 > Sponsor, endorse, sell or promote SECTOR PROFUNDS VP (the "ProFunds VP").

 > Recommend that any person invest in the ProFunds VP or any other securities.

 > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

 > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

 > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

64 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

Dow Jones will not have any liability in connection with the ProFunds
VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

 > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

 > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

 > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                            General ProFunds VP Information > 65

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                            PROFUNDS MANAGEMENT

                       ---------------------------------------------------------

                         "The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 67

--------------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS
The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER
ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP
U.S. GOVERNMENT PLUS , for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of the ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Bull                                                    0.75%
OTC                                                     0.75%
Mid-Cap Value                                           0.75%
Mid-Cap Growth                                          0.75%
Small-Cap Value                                         0.75%
Small-Cap Growth                                        0.75%
Asia 30                                                 0.75%
Europe 30                                               0.75%
Japan                                                   0.75%
UltraBull                                               0.75%
UltraMid-Cap                                            0.75%
UltraSmall-Cap                                          0.75%
UltraOTC                                                0.75%
Bear                                                    0.75%
Short Small-Cap                                         0.68%
Short OTC                                               0.75%
Banks                                                   0.75%
Basic Materials                                         0.75%
Biotechnology                                           0.75%
Consumer Goods                                          0.75%
Consumer Services                                       0.56%
Financials                                              0.75%
Health Care                                             0.75%
Industrials                                             0.74%
Internet                                                0.75%
Oil & Gas                                               0.75%
Pharmaceuticals                                         0.75%
Precious Metals                                         0.75%
Real Estate                                             0.75%
Semiconductor                                           0.74%
Technology                                              0.75%
Telecommunications                                      0.75%
Utilities                                               0.75%
U.S. Government Plus                                    0.50%
Rising Rates Opportunity                                0.75%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, PH.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O. Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, OTC, Asia 30, Europe 30, Japan, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Mid-Cap, Short Small-Cap and Short OTC.

                               START DATE - LENGTH    BUSINESS EXPERIENCE
NAME AND TITLE                     OF SERVICE         DURING LAST 5 YEARS
-------------------------------------------------------------------------------------

George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Elisa Petit - Team Leader,      Since 3/02/2000       ProFund Advisors - Team
  Portfolio Manager                                   Leader since April 2002,
                                                      Portfolio Manager since
                                                      March 2000.
Olessia Burner -                Since 8/18/1998       ProFund Advisors - Portfolio
  Portfolio Manager                                   Manager since November
                                                      2004, Portfolio Analyst
                                                      August 1998 to November
                                                      2004.
Howard Rubin - Senior           Since 4/10/2000       ProFund Advisors - Senior
  Portfolio Manager                                   Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.
Erik Benke, CFA - Associate     Since 1/18/2005       ProFund Advisors - Associate
  Portfolio Manager                                   Portfolio Manager since
                                                      January 2005; AIM
                                                      Investments - Trader, October
                                                      2001 to January 2005;
                                                      Goldman Sachs' Hull Group,
                                                      LLC - Associate, August 1999
                                                      to July 2001.

68 < ProFunds Management

      --------------------------------------------------------------------------

           PROFUNDS MANAGEMENT

      --------------------------------------------------------------------------

ProFund VP: Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, and all Sector ProFundsVP.

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE      DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Hratch Najarian - Associate     Since 7/17/2000       ProFund Advisors - Associate
  Portfolio Manager                                   Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Analyst July 2003 to
                                                      November 2004, Junior
                                                      Analyst April 2002 to
                                                      July 2003, Institutional Client
                                                      Services Representative
                                                      July 2000 to April 2002.
Michael Neches -                Since 3/27/2000       ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Analyst May 2001 to
                                                      November 2004, Portfolio
                                                      Intern March 2000 to May 2001.

ProFund VP: U.S. Government Plus, Rising Rates Opportunity

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE      DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Christian Saarbach -            Since 6/17/2002       ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Portfolio Analyst
                                                      June 2002 to November 2004;
                                                      Intern, Salomon Smith Barney
                                                      September 2001 to May 2002;
                                                      Intern, Legg Mason June 2001
                                                      to August 2001 and the Johns
                                                      Hopkins Bloomberg School of
                                                      Public Health June 2000 to
                                                      August 2000 and June 2001
                                                      to August 2001.
Howard Rubin -                  Since 4/10/2000       ProFund Advisors - Senior
  Senior Portfolio Manager                            Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS" ). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Bull                                                    0.15%
OTC                                                     0.15%
Mid-Cap Value                                           0.15%
Mid-Cap Growth                                          0.15%
Small-Cap Value                                         0.15%
Small-Cap Growth                                        0.15%
Asia 30                                                 0.15%
Europe 30                                               0.15%
Japan                                                   0.15%
UltraBull                                               0.15%
UltraMid-Cap                                            0.15%
UltraSmall-Cap                                          0.15%
UltraOTC                                                0.15%
Bear                                                    0.15%
Short Small-Cap                                         0.14%
Short OTC                                               0.15%
Banks                                                   0.15%
Basic Materials                                         0.15%
Biotechnology                                           0.15%
Consumer Goods                                          0.15%
Consumer Services                                       0.11%
Financials                                              0.15%
Health Care                                             0.15%
Industrials                                             0.15%
Internet                                                0.15%
Oil & Gas                                               0.15%
Pharmaceuticals                                         0.15%
Precious Metals                                         0.15%
Real Estate                                             0.15%
Semiconductor                                           0.15%
Technology                                              0.15%
Telecommunications                                      0.15%
Utilities                                               0.15%
U.S. Government Plus                                    0.15%
Rising Rates Opportunity                                0.15%

                                                        ProFunds Management > 69

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       --------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       --------------------------------------------------------

                                                       Financial Highlights > 71

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE           MAY 1, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.72                $20.48                $26.94                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.05)(b)             (0.04)(b)             (0.11)(b)
Net realized and unrealized gains (losses)
 on investments                                           2.19                  5.29                (6.42)                (2.95)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               2.25                  5.24                (6.46)                (3.06)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.38)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $27.59                $25.72                $20.48                $26.94
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.83%                25.59%              (23.98)%              (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.78%                 1.87%                 1.91%                 2.25%
Net expenses(d)                                          1.78%                 1.87%                 1.91%                 2.25%
Net investment income (loss)(d)                          0.22%               (0.24)%               (0.18)%               (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $391,257              $223,123               $92,750               $20,586
Portfolio turnover rate(e)                                202%                  392%                  260%                  325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

72 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP OTC
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.79                $10.76                $17.53                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.12)(b)             (0.22)(b)             (0.23)(b)             (0.27)(b)
Net realized and unrealized gains (losses)
 on investments                                           1.42                  5.25                (6.54)               (12.20)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               1.30                  5.03                (6.77)               (12.47)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.64)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $16.45                $15.79                $10.76                $17.53
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.53%                46.75%              (38.62)%              (41.57)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.87%                 1.95%                 2.03%                 1.91%
Net expenses(d)                                          1.87%                 1.95%                 1.98%                 1.91%
Net investment income (loss)(d)                        (0.75)%               (1.68)%               (1.75)%               (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $157,144              $154,003               $76,250               $70,774
Portfolio turnover rate(e)                                540%                  510%                  534%                  918%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 73

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE
================================================================================

                                                                  FOR THE PERIOD
                                                                     MAY 3, 2004(a)
                                                                         THROUGH
                                                               DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                      $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                  --(b),(c)
Net realized and unrealized gains (losses) on investments                   3.48
                                                                         -------
Total income (loss) from investment activities                              3.48
                                                                         -------
NET ASSET VALUE, END OF PERIOD                                            $33.48
                                                                         =======
TOTAL RETURN                                                              11.60%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                          2.04%
Net expenses(e)                                                            1.98%
Net investment income (loss)(e)                                          (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                         $4,922
Portfolio turnover rate(f)                                                1,352%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

74 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP LARGE-CAP GROWTH
================================================================================

                                                                  FOR THE PERIOD
                                                                     MAY 3, 2004(a)
                                                                         THROUGH
                                                               DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                      $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                0.04(b)
Net realized and unrealized gains (losses) on investments                   1.57
                                                                          ------
Total income (loss) from investment activities                              1.61
                                                                          ------
NET ASSET VALUE, END OF PERIOD                                            $31.61
                                                                          ======
TOTAL RETURN                                                               5.37%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                          3.06%
Net expenses(d)                                                            1.98%
Net investment income (loss)(d)                                            0.18%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                         $3,901
Portfolio turnover rate(e)                                                1,134%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 75

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.56                $23.25                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.05)(b)             (0.02)(b)
Net realized and unrealized gains (losses) on investments                 5.02                  8.36                (6.73)
                                                                      --------               -------              --------
Total income (loss) from investment activities                            4.92                  8.31                (6.75)
                                                                      --------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.61)                    --                    --
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $34.87                $31.56                $23.25
                                                                      ========               =======              ========
TOTAL RETURN                                                            15.96%                35.74%              (22.50)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.92%                 2.08%                 2.25%
Net expenses(d)                                                          1.92%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.30)%               (0.20)%               (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $125,416               $50,575               $12,487
Portfolio turnover rate(e)                                                748%                1,012%                1,361%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

76 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interestoutstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP MID-CAP GROWTH
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.80                $23.36                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.36)(b)             (0.35)(b)             (0.21)(b)
Net realized and unrealized gains (losses) on investments                 3.62                  6.87                (6.43)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            3.26                  6.52                (6.64)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (0.72)                (0.08)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $32.34                $29.80                $23.36
                                                                       =======               =======              ========
TOTAL RETURN                                                            11.08%                27.91%              (22.13)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.02%                 2.22%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.20)%               (1.31)%               (1.32)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $75,078               $46,561               $15,064
Portfolio turnover rate(e)                                                792%                  678%                1,594%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 77

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.97                $21.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.16)(b)             (0.22)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 5.92                  7.68                (8.40)
                                                                      --------              --------              --------
Total income (loss) from investment activities                            5.76                  7.46                (8.49)
                                                                      --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.19)                    --                    --
                                                                      --------              --------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.54                $28.97                $21.51
                                                                      ========              ========              ========
TOTAL RETURN                                                            20.12%                34.68%              (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                 2.08%                 2.45%
Net expenses(d)                                                          1.95%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.53)%               (0.87)%               (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,162              $147,174               $29,165
Portfolio turnover rate(e)                                                819%                  906%                1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

78 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.35                $23.34                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.44)(b)             (0.37)(b)             (0.21)(b)
Net realized and unrealized gains (losses) on investments                 6.57                  8.38                (6.45)
                                                                      --------              --------               -------
Total income (loss) from investment activities                            6.13                  8.01                (6.66)
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.40)                    --                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $36.08                $31.35                $23.34
                                                                      ========              ========               =======
TOTAL RETURN                                                            19.80%                34.32%               22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.90%                 2.00%                 2.20%
Net expenses(d)                                                          1.90%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.32)%               (1.36)%               (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $210,984              $153,401               $23,968
Portfolio turnover rate(e)                                                979%                  785%                1,260%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 79

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ASIA 30
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $38.76                $23.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.11(b)               0.17(b)               0.06(b)
Net realized and unrealized gains (losses) on investments               (0.38)                 15.09                (6.55)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (0.27)                 15.26                (6.49)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.12)                (0.01)                    --
Net realized gains on investments                                       (1.07)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (1.19)                (0.01)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $37.30                $38.76                $23.51
                                                                       =======               =======              ========
TOTAL RETURN                                                           (0.54)%                64.92%              (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.93%                 2.03%
Net expenses(d)                                                          1.86%                 1.93%                 1.98%
Net investment income (loss)(d)                                          0.29%                 0.54%                 0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $41,545               $49,138               $18,576
Portfolio turnover rate(e)                                                473%                  831%                1,321%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

80 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $24.96       $18.01       $24.26       $31.98       $36.82
   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                      0.03(a)      0.05(a)      0.07(a)    (0.04)(a)      0.09(a)
   Net realized and unrealized gains (losses) on investments         3.53         6.92       (6.32)       (7.68)       (4.79)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    3.56         6.97       (6.25)       (7.72)       (4.70)
                                                                 --------     --------     --------     --------     --------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (0.03)       (0.02)           --           --           --
   Net realized gains on investments                               (0.21)           --           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------
   Total distributions                                             (0.24)       (0.02)           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                  $28.28       $24.96       $18.01       $24.26       $31.98
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.32%       38.73%     (25.76)%     (24.14)%     (12.75)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.78%        1.91%        2.03%        1.89%        1.65%
   Net expenses                                                     1.78%        1.91%        1.98%        1.89%        1.65%
   Net investment income (loss)                                     0.12%        0.25%        0.33%      (0.14)%        0.26%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $140,608     $142,019      $33,119      $52,253      $25,004
   Portfolio turnover rate(b)                                        319%         376%       1,280%       1,002%       1,434%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 81

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP JAPAN
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.84                $21.96                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.21)(b)             (0.28)(b)             (0.14)(b)
Net realized and unrealized gains (losses) on investments                 2.20(c)               6.16                (7.90)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            1.99                  5.88                (8.04)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.21)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $27.62                $27.84                $21.96
                                                                       =======               =======              ========
TOTAL RETURN                                                             7.56%                26.78%              (26.80)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.85%                 1.95%                 2.06%
Net expenses(e)                                                          1.85%                 1.95%                 1.98%
Net investment income (loss)(e)                                        (0.72)%               (1.12)%               (0.85)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $27,659               $25,188                $3,072
Portfolio turnover rate(f)                                                  --                    --                    --(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

82 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.19                $14.51                $22.71                $30.00
                                                       -------               -------              --------              --------
INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.02(b)             (0.05)(b)             (0.08)(b)             (0.09)(b)
Net realized and unrealized gains (losses)
 on investments                                           3.55                  7.73                (8.12)                (7.20)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               3.57                  7.68                (8.20)                (7.29)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (2.92)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $22.84                $22.19                $14.51                $22.71
                                                       =======               =======              ========              ========
TOTAL RETURN                                            17.18%                52.93%              (36.11)%              (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.89%                 2.07%                 2.12%                 1.94%
Net expenses(d)                                          1.89%                 1.84%                 1.98%                 1.94%
Net investment income (loss)(d)                          0.11%               (0.32%)               (0.46%)               (0.42%)

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $96,514               $68,318               $42,288               $64,186
Portfolio turnover rate(e)                                830%                1,124%                1,249%                  682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 83

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.46                $17.32                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.23)(b)             (0.20)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 8.14                 12.34               (12.59)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            7.91                 12.14               (12.68)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.00)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $35.37                $29.46                $17.32
                                                                       =======               =======              ========
TOTAL RETURN                                                            27.70%                70.09%              (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.08%                 2.36%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.72)%               (0.88)%               (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $88,463               $38,653               $20,777
Portfolio turnover rate(e)                                                602%                1,202%                2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

84 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $29.20       $14.64       $25.51       $27.61       $35.99

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.21)(a)    (0.14)(a)    (0.16)(a)    (0.17)(a)    (0.04)(a)
   Net realized and unrealized gains (losses) on investments         8.39        14.70      (10.71)       (1.93)       (7.90)
                                                                 --------      -------     --------      -------     --------
   Total income (loss) from investment activities                    8.18        14.56      (10.87)       (2.10)       (7.94)
                                                                 --------      -------     --------      -------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               --           --           --           --       (0.02)
   Net realized gains on investments                               (6.63)           --           --           --       (0.42)
                                                                 --------      -------     --------      -------     --------
   Total distributions                                             (6.63)           --           --           --       (0.44)
                                                                 --------      -------     --------      -------     --------
   NET ASSET VALUE, END OF PERIOD                                  $30.75       $29.20       $14.64       $25.51       $27.61
                                                                 ========      =======     ========      =======     ========
   TOTAL RETURN                                                    31.07%       99.45%     (42.61)%      (7.61)%     (22.14)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.94%        2.00%        2.15%        2.11%        2.24%
   Net expenses                                                     1.94%        1.98%        1.98%        2.11%        1.95%
   Net investment income (loss)                                   (0.68)%      (0.66)%      (0.78)%      (0.69)%      (0.12)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $173,846      $88,165      $30,561      $89,041      $33,388
   Portfolio turnover rate(b)                                        481%         572%       1,511%         842%       1,971%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 85

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                             $3.04        $1.50        $4.83       $15.44       $70.93

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.02)(a)    (0.04)(a)    (0.04)(a)    (0.11)(a)    (0.40)(a)
   Net realized and unrealized gains (losses) on investments         0.40         1.58       (3.29)      (10.50)      (51.29)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    0.38         1.54       (3.33)      (10.61)      (51.69)
                                                                 --------     --------     --------     --------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments                               (0.34)           --           --           --       (3.80)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                   $3.08        $3.04        $1.50        $4.83       $15.44
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.10%      102.67%     (68.94)%     (68.72)%     (73.37)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.88%        1.97%        2.08%        1.95%        1.65%
   Net expenses                                                     1.88%        1.94%        1.98%        1.95%        1.65%
   Net investment income (loss)                                   (0.61)%      (1.59)%      (1.64)%      (1.60)%      (0.79)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $151,620     $114,077      $53,188     $102,131     $115,498
   Portfolio turnover rate(b)                                        504%         768%         982%         465%         683%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

86 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $31.89                $42.29                $35.07                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.22)(b)             (0.36)(b)             (0.23)(b)               0.26(b)
Net realized and unrealized gains (losses)
 on investments                                         (3.06)               (10.04)                  7.53                  4.81
                                                      --------              --------               -------               -------
Total income (loss) from investment
 activities                                             (3.28)               (10.40)                  7.30                  5.07
                                                      --------              --------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       --                    --                (0.08)                    --
                                                      --------              --------               -------               -------
NET ASSET VALUE, END OF PERIOD                          $28.61                $31.89                $42.29                $35.07
                                                      ========              ========               =======               =======
TOTAL RETURN                                          (10.29)%              (24.59)%                20.82%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.90%                 1.98%                 2.03%                 1.89%
Net expenses(d)                                          1.90%                 1.98%                 1.98%                 1.89%
Net investment income (loss)(d)                        (0.70)%               (0.96)%               (0.57)%                 0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,887               $54,301               $77,938               $37,290
Portfolio turnover rate(e)                                  --                    --                    --(f)             1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

                                                       Financial Highlights > 87

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT MID-CAP
================================================================================

                                                                  FOR THE PERIOD
                                                               NOVEMBER 22, 2004(a)
                                                                         THROUGH
                                                               DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                      $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                  --(b),(c)
Net realized and unrealized gains (losses) on investments                 (0.85)
                                                                         -------
Total income (loss) from investment activities                            (0.85)
                                                                         -------
NET ASSET VALUE, END OF PERIOD                                            $29.15
                                                                         =======
TOTAL RETURN                                                             (2.83)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                          3.86%
Net expenses(e)                                                            1.98%
Net investment income (loss)(e)                                            0.03%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                           $637
Portfolio turnover rate(f)                                                    --(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

88 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE       SEPTEMBER 3, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003       DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $18.82                $28.74                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.11)(b)             (0.20)(b)               (0.02)(b)
Net realized and unrealized gains (losses) on investments               (1.59)                (9.72)                  (1.24)
                                                                       -------              --------                 -------
Total income (loss) from investment activities                          (1.70)                (9.92)                  (1.26)
                                                                       -------              --------                 -------
NET ASSET VALUE, END OF PERIOD                                          $17.12                $18.82                  $28.74
                                                                       =======              ========                 =======
TOTAL RETURN                                                           (9.03)%              (34.52)%                 (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.28%                 2.71%                   1.73%
Net expenses(d)                                                          1.98%                 1.98%                   1.73%
Net investment income (loss)(d)                                        (0.62)%               (0.80)%                 (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $6,934                  $125                  $2,173
Portfolio turnover rate(e)                                                  --                    --                      --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 89

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.71                $33.37                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.13)(b)             (0.24)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.17)               (12.21)                  3.46
                                                                      --------              --------               -------
Total income (loss) from investment activities                          (2.30)               (12.45)                  3.37
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                       --                (0.21)                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $18.41                $20.71                $33.37
                                                                      ========              ========               =======
TOTAL RETURN                                                          (11.11)%              (37.31)%                11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.99%                 1.96%
Net expenses(d)                                                          1.86%                 1.98%                 1.96%
Net investment income (loss)(d)                                        (0.62)%               (0.93)%               (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $16,213               $31,524               $14,030
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

90 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP BANKS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE       MAY 1, 2002 (a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $33.11                $25.98                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.50(b)               0.38(b)               0.19(b)
Net realized and unrealized gains (losses) on investments                 3.39                  7.25                (4.21)
                                                                       -------                ------              --------
Total income (loss) from investment activities                            3.89                  7.63                (4.02)
                                                                       -------                ------              --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.19)                (0.50)                    --
                                                                       -------                ------              --------
NET ASSET VALUE, END OF PERIOD                                          $36.81                $33.11                $25.98
                                                                       =======                ======              ========
TOTAL RETURN                                                            11.77%                29.39%              (13.40)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.98%                 2.30%                 2.11%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                          1.46%                 1.30%                 1.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $13,140                $5,759                $5,782
Portfolio turnover rate(e)                                              1,003%                1,457%                1,183%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 91

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $33.74                $25.66                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.02(b)               0.22(b)               0.23(b)
Net realized and unrealized gains (losses) on investments                 3.40(c)               7.88                (4.57)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            3.42                  8.10                (4.34)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.10)                (0.02)                    --
Net realized gains on investments                                       (0.88)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.98)                (0.02)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $36.18                $33.74                $25.66
                                                                       =======               =======              ========
TOTAL RETURN                                                            10.22%                31.58%              (14.47)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.96%                 2.03%                 2.21%
Net expenses(e)                                                          1.96%                 1.97%                 1.98%
Net investment income (loss)(e)                                          0.06%                 0.75%                 1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $25,614               $50,929                $3,851
Portfolio turnover rate(f)                                                783%                1,009%                2,498%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

92 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                      FOR THE               FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                   YEAR ENDED            YEAR ENDED            YEAR ENDED                THROUGH
                                            DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                   $21.96                $15.71                $25.44                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                           (0.41)(b)             (0.37)(b)             (0.35)(b)              (0.48)(b)
Net realized and unrealized gains
 (losses) on investments                                 2.25                  6.62                (9.19)                 (4.08)
                                                      -------               -------              --------               --------
Total income (loss) from investment
 activities                                              1.84                  6.25                (9.54)                 (4.56)
                                                      -------               -------              --------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                      (4.62)                    --                (0.19)                     --
                                                      -------               -------              --------               --------
NET ASSET VALUE, END OF PERIOD                         $19.18                $21.96                $15.71                 $25.44
                                                      =======               =======              ========               ========
TOTAL RETURN                                            9.73%                39.78%              (37.51)%               (15.20)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                       1.98%                 2.04%                 2.16%                  2.03%
Net expenses(d)                                         1.98%                 1.98%                 1.98%                  2.03%
Net investment income (loss)(d)                       (1.88)%               (1.87)%                 1.91%                (1.98)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $24,832               $14,342               $14,246                $44,247
Portfolio turnover rate(e)                               788%                  848%                1,049%                 1,044%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 93

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER GOODS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.53                $25.11                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.07(b)               0.04(b)               0.04(b)
Net realized and unrealized gains (losses) on investments                 2.54(c)               4.59                (4.93)
                                                                        ------                ------              --------
Total income (loss) from investment activities                            2.61                  4.63                (4.89)
                                                                        ------                ------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.03)                (0.21)                    --
Net realized gains on investments                                       (2.11)                    --                    --
                                                                        ------                ------              --------
Total distributions                                                     (2.14)                (0.21)                    --
                                                                        ------                ------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.00                $29.53                $25.11
                                                                        ======                ======              ========
TOTAL RETURN                                                             9.26%                18.46%              (16.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.99%                 2.33%                 2.10%
Net expenses(e)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(e)                                          0.24%                 0.13%                 0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,970                $2,406                $4,952
Portfolio turnover rate(f)                                              1,547%                1,472%                1,057%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

94 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.87                $21.98                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.29)(b)             (0.30)(b)             (0.17)(b)
Net realized and unrealized gains (losses) on investments                 2.41                  6.19                (7.85)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.12                  5.89                (8.02)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $29.99                $27.87                $21.98
                                                                       =======               =======              ========
TOTAL RETURN                                                             7.61%                26.80%              (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.20%                 2.33%                 2.65%
Net expenses(d)                                                          1.98%                 1.96%                 1.98%
Net investment income (loss)(d)                                        (1.03)%               (1.19)%               (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,878                $3,777                $3,439
Portfolio turnover rate(e)                                              1,256%                2,100%                2,644%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 95

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANCIALS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $30.72                $23.85                $28.02                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.20(b)               0.11(b)               0.06(b)               0.04(b)
Net realized and unrealized gains (losses)
 on investments                                           2.97                  6.80                (4.23)                (2.02)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               3.17                  6.91                (4.17)                (1.98)
                                                       -------               -------              --------               -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.09)                (0.04)                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $33.80                $30.72                $23.85                $28.02
                                                       =======               =======              ========               =======
TOTAL RETURN                                            10.34%                28.99%              (14.88)%               (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.92%                 2.07%                 2.14%                 2.10%
Net expenses(d)                                          1.92%                 1.98%                 1.98%                 2.10%
Net investment income (loss)(d)                          0.63%                 0.42%                 0.22%                 0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,767               $21,024               $11,898               $20,089
Portfolio turnover rate(e)                                595%                  726%                1,341%                1,330%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

96 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP HEALTH CARE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.81                $21.98                $28.43                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.13)(b)             (0.15)(b)             (0.13)(b)             (0.30)(b)
Net realized and unrealized gains (losses)
 on investments                                           0.74(c)               3.98                (6.32)                (1.27)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               0.61                  3.83                (6.45)                (1.57)
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $26.42                $25.81                $21.98                $28.43
                                                       =======               =======              ========               =======
TOTAL RETURN                                             2.36%                17.42%              (22.69)%               (5.23)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.91%                 2.04%                 2.14%                 2.06%
Net expenses(e)                                          1.91%                 1.97%                 1.98%                 2.06%
Net investment income (loss)(e)                        (0.51)%               (0.63)%               (0.54)%               (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $40,017               $25,286               $14,622               $33,227
Portfolio turnover rate(f)                                464%                  877%                  897%                1,032%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year. (e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 97

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INDUSTRIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $30.88                $24.05                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.04)(b)             (0.01)(b)             (0.01)(b)
Net realized and unrealized gains (losses) on investments                 4.06                  6.84                (5.94)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            4.02                  6.83                (5.95)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.81)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.09                $30.88                $24.05
                                                                       =======               =======              ========
TOTAL RETURN                                                            13.22%                28.40%              (19.83)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.99%                 2.25%                 2.65%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.14)%               (0.05)%               (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,459               $11,751                $1,134
Portfolio turnover rate(e)                                              1,159%                1,997%                  906%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

98 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP INTERNET
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $45.81                $25.99                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.93)(b)             (0.75)(b)             (0.35)(b)
Net realized and unrealized gains (losses) on investments                10.53                 21.02                (3.66)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            9.60                 20.27                (4.01)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.09)                (0.45)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $54.32                $45.81                $25.99
                                                                       =======               =======              ========
TOTAL RETURN                                                            21.26%                77.99%              (13.37)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.01%                 2.04%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.94)%               (1.97)%               (1.97)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $41,995               $14,882               $28,880
Portfolio turnover rate(e)                                                949%                  803%                  505%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 99

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OIL & GAS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $28.33                $23.17                $27.93                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b),(c)                     (0.05)(b)             (0.01)(b)             (0.05)(b)                 --

Net realized and unrealized gains (losses)
 on investments                                           8.37                  5.17                (4.71)                (2.07)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               8.32                  5.16                (4.76)                (2.07)
                                                       -------               -------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.02)                    --                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $36.63                $28.33                $23.17                $27.93
                                                       =======               =======              ========               =======
TOTAL RETURN                                            29.36%                22.27%              (17.04)%               (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.92%                 2.09%                 2.16%                 2.05%
Net expenses(e)                                          1.92%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(e)                        (0.16)%               (0.05)%               (0.18)%               (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $85,137               $44,398               $19,283               $24,007
Portfolio turnover rate(f)                                470%                1,091%                1,632%                1,169%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

100 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $25.93                $25.96                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.08(b)             (0.09)(b)                 --(b),(c)
Net realized and unrealized gains (losses) on investments               (2.47)                  1.51(d)             (4.04)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (2.39)                  1.42                (4.04)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                           --                (1.45)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $23.54                $25.93                $25.96
                                                                       =======               =======              ========
TOTAL RETURN                                                           (9.22)%                 5.60%              (13.47)%(e)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)                                                        1.97%                 2.06%                 2.12%
Net expenses(f)                                                          1.97%                 1.98%                 1.98%
Net investment income (loss)(f)                                          0.32%               (0.33)%               (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,803               $11,851                $3,414
Portfolio turnover rate(g)                                              1,223%                2,569%                1,709%(e)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e) Not annualized for periods less than one year.
(f) Annualized for periods less than one year.
(g) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 101

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $40.99                $29.44                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.20)(b)             (0.31)(b)             (0.07)(b)
Net realized and unrealized gains (losses) on investments               (3.64)                 11.86                (0.49)
                                                                       -------               -------               -------
Total income (loss) from investment activities                          (3.84)                 11.55                (0.56)
                                                                       -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (4.57)                    --                    --
                                                                       -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                          $32.58                $40.99                $29.44
                                                                       =======               =======               =======
TOTAL RETURN                                                           (9.92)%                39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                 1.98%                 1.98%
Net expenses(d)                                                          1.87%                 1.97%                 1.98%
Net investment income (loss)(d)                                        (0.58)%               (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $60,432               $76,218               $55,639
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

102 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $40.89                $31.16                $32.72                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              1.04(b)               1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses)
 on investments                                           9.86                  9.14                (1.34)                  1.19
                                                       -------               -------               -------               -------
Total income (loss) from investment
 activities                                              10.90                 10.23                  0.04                  2.72
                                                       -------               -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                   (0.82)                (0.50)                (1.37)                    --
Net realized gains on investments                       (0.38)                    --                    --                    --
Return of capital                                       (0.10)                    --                (0.23)                    --
                                                       -------               -------               -------               -------
Total distributions                                     (1.30)                (0.50)                (1.60)                    --
                                                       -------               -------               -------               -------

NET ASSET VALUE, END OF PERIOD                          $50.49                $40.89                $31.16                $32.72
                                                       =======               =======               =======               =======
TOTAL RETURN                                            27.20%                33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.93%                 2.02%                 2.13%                 1.99%
Net expenses(d)                                          1.93%                 1.98%                 1.98%                 1.99%
Net investment income (loss)(d)                          2.35%                 3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $79,668               $39,613               $20,920               $39,414
Portfolio turnover rate(e)                              1,184%                1,113%                1,163%                  753%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 103

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SEMICONDUCTOR
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.34                $15.58                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.39)(b)             (0.41)(b)             (0.24)(b)
Net realized and unrealized gains (losses) on investments               (6.54)                 14.17               (14.18)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (6.93)                 13.76               (14.42)
                                                                      --------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (0.41)                    --                    --
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $22.00                $29.34                $15.58
                                                                      ========               =======              ========
TOTAL RETURN                                                          (23.54)%                88.32%              (48.07)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.99%                 2.05%                 2.33%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.58)%               (1.72)%               (1.89)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $10,851               $18,332                $3,790
Portfolio turnover rate(e)                                              1,460%                1,364%                  886%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

104 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.56                $10.66                $17.97                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.20)(b)             (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses)
 on investments                                         (0.14)(c)               5.10                (7.07)               (11.69)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                             (0.08)                  4.90                (7.31)               (12.03)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.18)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $15.30                $15.56                $10.66                $17.97
                                                       =======               =======              ========              ========
TOTAL RETURN                                           (0.43)%                45.97%              (40.68)%              (40.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.87%                 1.93%                 2.27%                 2.10%
Net expenses(e)                                          1.87%                 1.93%                 1.98%                 2.10%
Net investment income (loss)(e)                          0.40%               (1.47)%               (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $24,476               $30,631               $15,271               $15,410
Portfolio turnover rate(f)                                497%                  702%                1,208%                2,548%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses on investments during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 105

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $13.74                $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.21(b)               0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses)
 on investments                                           1.91                  0.02(c)             (8.06)                (8.15)
                                                       -------                ------              --------              --------
Total income (loss) from investment
 activities                                               2.12                  0.33                (8.16)                (8.43)
                                                       -------                ------              --------              --------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.13)                    --                    --                    --
Net realized gains on investments                       (0.48)                    --                    --                    --
                                                       -------                ------              --------              --------
Total distributions                                     (0.61)                    --                    --                    --
                                                       -------                ------              --------              --------

NET ASSET VALUE, END OF PERIOD                          $15.25                $13.74                $13.41                $21.57
                                                       =======                ======              ========              ========
TOTAL RETURN                                            15.56%                 2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.95%                 2.06%                 2.19%                 2.17%
Net expenses(e)                                          1.95%                 1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                          1.42%                 2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $17,894                $7,488               $16,796                $4,150
Portfolio turnover rate(f)                              1,048%                1,508%                1,290%                2,830%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

106 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP UTILITIES
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.38                $18.78                $24.69                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.43(b)               0.40(b)               0.51(b)               0.39(b)
Net realized and unrealized gains (losses)
 on investments                                           4.26                  3.61                (6.42)                (5.70)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               4.69                  4.01                (5.91)                (5.31)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                   (0.17)                (0.41)                    --                    --
Net realized gains on investments                       (0.35)                    --                    --                    --
                                                       -------               -------              --------              --------
Total distributions                                     (0.52)                (0.41)                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $26.55                $22.38                $18.78                $24.69
                                                       =======               =======              ========              ========
TOTAL RETURN                                            21.07%                21.37%              (23.94)%              (17.70)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.95%                 2.06%                 2.17%                 2.05%
Net expenses(d)                                          1.95%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(d)                          1.78%                 1.98%                 2.31%                 1.44%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $51,964               $22,653               $26,026               $13,420
Portfolio turnover rate(e)                                569%                1,134%                1,461%                1,008%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 107

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.66                $34.12                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.25(b)               0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments                 2.09(c)             (0.90)                  4.89
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.34                (0.84)                  5.01
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.25)                (0.06)                (0.89)
Net realized gains on investments                                           --                (3.23)                    --
Return of capital                                                       (0.01)                (1.33)                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.26)                (4.62)                (0.89)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.74                $28.66                $34.12
                                                                       =======               =======              ========
TOTAL RETURN                                                             8.18%               (2.55)%                16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.61%                 1.74%                 1.71%
Net expenses(e)                                                          1.61%                 1.73%                 1.71%
Net investment income (loss)(e)                                          0.86%                 0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $43,605               $36,776              $124,928
Portfolio turnover rate(f)                                              1,258%                  526%                  269%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

108 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 109

                       This Page Intentionally Left Blank
110

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

May 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

Not just funds, ProFunds(SM)

CLASSIC PROFUNDS VP

Large-Cap Value
Large-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30

SECTOR PROFUNDS VP

Financials
Health Care
Technology

BOND BENCHMARKED
PROFUNDS VP

U.S. Government Plus
Rising Rates Opportunity

                       This Page Intentionally Left Blank

TABLE OF CONTENTS

 4     PROFUNDS VP OVERVIEW

 5     STRATEGIES AND RISKS

11     CLASSIC PROFUNDS VP

12        Large-Cap Value
13        Large-Cap Growth
14        Small-Cap Value
15        Small-Cap Growth
16        Asia 30
17        Europe 30

19     SECTOR PROFUNDS VP

20        Financials
21        Health Care
22        Technology

23     BOND BENCHMARKED PROFUNDS VP

24        U.S. Government Plus
25        Rising Rates Opportunity

27     GENERAL PROFUNDS VP INFORMATION

33     PROFUNDS MANAGEMENT

37     FINANCIAL HIGHLIGHTS

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                INDEX                                   DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value           S&P 500/Barra Value Index                Match (100%)       Diverse, widely traded, large capitalization

Large-Cap Growth          S&P 500/Barra Growth Index               Match (100%)       Diverse, widely traded, large capitalization

Small-Cap Value           S&P SmallCap 600/Barra Value Index       Match (100%)       Diverse, small capitalization

Small-Cap Growth          S&P SmallCap 600/Barra Growth Index      Match (100%)       Diverse, small capitalization

Asia 30                   ProFunds Asia 30 Index                   Match (100%)       Companies whose principal offices are located
                                                                                      in countries of the Asia/Pacific region,
                                                                                      excluding Japan, whose securities are traded
                                                                                      in the U.S.

Europe 30                 ProFunds Europe 30 Index                 Match (100%)       Companies whose principal offices are located
                                                                                      in European countries, whose securities are
                                                                                      traded in the U.S.

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                INDEX                                   DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Financials                Dow Jones U.S. Financials Index          Match (100%)       Securities within the financial sector of the
                                                                                      U.S. equity market

Health Care               Dow Jones U.S. Health Care Index         Match (100%)       Securities within the health care sector of
                                                                                      the U.S. equity market

Technology                Dow Jones U.S. Technology Sector         Match (100%)       Securities within the technology sector of
                          Index                                                       the U.S. equity market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond or their benchmark indexes.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                INDEX                                   DAILY BENCHMARK     DESCRIPTION OF SECURITY OR INDEX
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Plus      Most recently issued 30-year                125%            U.S. Treasury securities
                          U.S. Treasury Bond

Rising Rates Opportunity  Most recently issued 30-year          125% of the Inverse   U.S. Treasury securities
                          U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

1 A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

                       ---------------------------------------------------------

                            PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                            "In seeking to achieve each ProFund VP's investment

                            objective, ProFund Advisors takes positions in

                            securities and other financial instruments that

                            ProFund Advisors believes, in combination, should

                            simulate the movement of its benchmark."

                                            ProFunds VP Strategies and Risks > 5

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all LARGE-CAP PROFUNDS VP and SMALL-CAP PROFUNDS VP, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create lever-age, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities;
5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (All Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, each of

6 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE, PROFUND VP LARGE-CAP GROWTH, PROFUND VP SMALL-CAP VALUE, PROFUND VP SMALL-CAP GROWTH, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP (excluding PROFUND VP U.S. GOVERNMENT PLUS) is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EXCHANGE RATE RISK (ProFund VP Asia 30 and ProFund VP Europe 30). Changes in foreign currency exchange rates may affect the value of a ProFund VP's investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

EQUITY RISK (All Classic and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease.

FOREIGN CURRENCY RISK (ProFund VP Asia 30 and ProFund VP Europe 30).
Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of each ProFund VP may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30 and ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Exchange Rate Risk and Foreign Currency Risk. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30 and ProFund VP

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

Europe 30). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Large-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (ProFunds VP Rising Rates Opportunity). PROFUND VP RISING RATES OPPORTUNITY should lose value as the security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the PROFUND VP RISING RATES OPPORTUNITY, should normally lose value on days when the index or security underlying their benchmark declines (adverse market conditions for these ProFunds VP). PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the security underlying its benchmark increases (adverse market conditions for this ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth and ProFund VP Asia 30). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VALUE INVESTING RISK (ProFund VP Large-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Bond Benchmarked ProFunds VP). The ProFunds VP

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

    o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions.
   Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose               Fund B: A fund whose objective
   objective is to seek daily         is to seek daily investment
   investment results, before         results, before fees and expenses,
   fees and expenses, that            that correspond to twice
   correspond to the daily            (200%) the daily performance
   performance of an index.           of an index.

   On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

   company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

10 < ProFunds VP Strategies and Risks

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

 > want to achieve investment results that correspond to the daily performance of a particular index.

                       ---------------------------------------------------------

                            CLASSIC PROFUNDS VP

                       ---------------------------------------------------------

                                                                       DAILY
PROFUND VP              INDEX                                        BENCHMARK
--------------------------------------------------------------------------------
Large-Cap Value         S&P 500/Barra Value Index                   Match (100%)
Large-Cap Growth        S&P 500/Barra Growth Index                  Match (100%)
Small-Cap Value         S&P SmallCap 600/Barra Value Index          Match (100%)
Small-Cap Growth        S&P SmallCap 600/Barra Growth Index         Match (100%)
Asia 30                 ProFunds Asia 30 Index                      Match (100%)
Europe 30               ProFunds Europe 30 Index                    Match (100%)

                                                        Classic ProFunds VP > 11

--------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP LARGE-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP LARGE-CAP VALUE'S investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           1.04%
                                                         ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                   2.04%
                                                         ------
Fee Waivers/Reimbursements**                             -0.06%
                                                         ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                  1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP VALUE with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Value               $201          $634           $1,093         $2,364

12 < ProFund VP Large-Cap Value

      --------------------------------------------------------------------------

           PROFUND VP LARGE-CAP GROWTH

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP LARGE-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP LARGE-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP LARGE-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP LARGE-CAPGROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK AND GROWTH INVESTING RISK.

For more information on PROFUND VP LARGE-CAP GROWTH'S investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP LARGE-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                  0.75%
Distribution (12b-1) Fees                                 0.25%
Other Expenses*                                           2.06%
                                                         ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                   3.06%
                                                         ------
Fee Waivers/Reimbursements**                             -1.08%
                                                         ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                  1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP LARGE-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Large-Cap Growth              $201          $844           $1,512         $3,298

                                                ProFund VP Large-Cap Growth > 13

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SMALL CAP 600/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks"beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

 2003                              2004
----------------------------------------
34.68%                            20.12%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                        ONE         SINCE         INCEPTION
As of December 31, 2004                             YEAR        INCEPTION     DATE
----------------------------------------------------------------------------------------
ProFund VP Small-Cap Value                          20.12%      5.72%         05/01/02
----------------------------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1)              23.40%      9.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.95%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.95%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Value               $198          $612           $1,052         $2,275

14 < ProFund VP Small-Cap Value

      --------------------------------------------------------------------------

           PROFUND VP SMALL-CAP GROWTH

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALL CAP 600/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by showing the variability of PROFUND VP SMALL-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

 2003                              2004
----------------------------------------
34.32%                            19.80%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                        ONE         SINCE         INCEPTION
As of December 31, 2004                             YEAR        INCEPTION     DATE
----------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth                         19.80%      8.78%         05/01/02
----------------------------------------------------------------------------------------
S&P SmallCap 600/Barra Growth Index (1)             22.10%      11.82%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.90%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.90%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Small-Cap Growth              $193          $597           $1,026         $2,222

                                                ProFund VP Small-Cap Growth > 15

--------------------------------------------------------------------------

PROFUND VP ASIA 30

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 ARE ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK, FOREIGN CURRENCYRISK, COUNTERPARTY RISK, CREDIT RISK AND SMALL-CAP COMPANY INVESTMENT RISK.

To the extent the Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks:companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks"beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ASIA 30 by showing the variability of PROFUND VP ASIA 30 returns from year to year and by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

 2003                              2004
----------------------------------------
64.92%                            -0.54%

               [END CHART]

AVERAGE ANNUAL TOTAL RETURNS                        ONE         SINCE         INCEPTION
As of December 31, 2004                             YEAR        INCEPTION     DATE
----------------------------------------------------------------------------------------
ProFund VP Asia 30                                  -0.54%       9.87%        05/01/02
ProFunds Asia 30 Index (1)                          -0.76%      23.29%
----------------------------------------------------------------------------------------
MSCI AC Asia Pacific Free Excluding
   Japan Index (1)(2)                               11.23%      19.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.86%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.86%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Asia 30                       $189          $585           $1,006         $2,180

16 < ProFund VP Asia 30

      --------------------------------------------------------------------------

           PROFUND VP EUROPE 30

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                        [CHART OF ANNUAL RETURNS]

 2000            2001            2002            2003            2004
----------------------------------------------------------------------
-12.75%         -24.14%         -25.76%         38.73%          14.32%

                              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                         ONE      FIVE     SINCE       INCEPTION
As of December 31, 2004                              YEAR     YEAR     INCEPTION   DATE
----------------------------------------------------------------------------------------------
ProFund VP Europe 30                                 14.32%   -4.87%   -0.85%      10/18/99
ProFunds Europe 30 Index (1)                         16.99%   -0.63%    3.47%
----------------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index (1)(2)                      13.97%   -5.30%   -1.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.78%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.78%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Europe 30                      $181          $560           $964           $2,095

                                                       ProFund VP Europe 30 > 17

                       This Page Intentionally Left Blank

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors with perceived above-average growth potential.

> actively rotate their investments to perceive strong sectors and out of perceived weak sectors, as market and economic conditions change.

> want to gain investment exposure to a particular economic sector of the U.S.
  or global economy.

                       ---------------------------------------------------------

                            SECTOR PROFUNDS VP

                       ---------------------------------------------------------

                                                                       DAILY
PROFUND VP              INDEX                                        BENCHMARK
--------------------------------------------------------------------------------
Financials              Dow Jones U.S. Financials Index             Match (100%)
Health Care             Dow Jones U.S. Health Care Index            Match (100%)
Technology              Dow Jones U.S. Technology Sector Index      Match (100%)

                                                         Sector ProFunds VP > 19

--------------------------------------------------------------------------

PROFUND VP FINANCIALS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIALS is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIALS' investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIALS by showing the variability of PROFUND VP FINANCIALS returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002            2003            2004
--------------------------------------
-14.88%%        28.99%          10.34%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIALS for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                        ONE         SINCE        INCEPTION
As of December 31, 2004                             YEAR        INCEPTION    DATE
----------------------------------------------------------------------------------------
ProFund VP Financials                               10.34%       3.18%       01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index (1)                                   10.88%      -0.97%
Dow Jones U.S. Financials Index (1)                 13.39%       6.26%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.92%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.92%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Financials                    $195          $603           $1,037         $2,243

20 < ProFund VP Financials

      --------------------------------------------------------------------------

           PROFUND VP HEALTH CARE

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTH CARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTH CARE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTH CARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTH CARE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTH CARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTH CARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTH CARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTH CARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, mar-kets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTH CARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTH CARE by showing the variability of PROFUND VP HEALTH CARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTH CARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTH CARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

 2002            2003            2004
--------------------------------------
-22.69%         17.42%           2.36%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTH CARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                        ONE         SINCE         INCEPTION
As of December 31, 2004                             YEAR        INCEPTION     DATE
----------------------------------------------------------------------------------------
ProFund VP Health Care                               2.36%      -3.17%        01/22/01
----------------------------------------------------------------------------------------
S&P 500 Index (1)                                   10.88%      -0.97%
Dow Jones U.S. Health Care Index (1)                 4.55%      -1.14%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTH CARE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.91%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.91%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTH CARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Health Care                   $194          $600           $1,032         $2,233

                                                     ProFund VP Health Care > 21

--------------------------------------------------------------------------

PROFUND VP TECHNOLOGY

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index May underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

 2002            2003            2004
--------------------------------------
-40.68%         45.97%          -0.43%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                        ONE         SINCE         INCEPTION
As of December 31, 2004                             YEAR        INCEPTION     DATE
----------------------------------------------------------------------------------------
ProFund VP Technology                               -0.43%      -15.44%       01/22/01
S&P 500 Index (1)                                   10.88%       -0.97%
Dow Jones U.S. Technology Sector Index (1)           1.76%      -12.93%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.87%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.87%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Technology                    $190          $588           $1,011         $2,190

22 < ProFund VP Technology

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       ---------------------------------------------------------

                            BOND BENCHMARKED PROFUNDS VP

                       ---------------------------------------------------------

                                                                     DAILY
PROFUND VP              SECURITY                                   BENCHMARK
--------------------------------------------------------------------------------
U.S. Government Plus    Most recently issued 30-year U.S.
                           Treasury Bond                             125%
Rising Rates            Most recently issued 30-year U.S.
   Opportunity             Treasury Bond                     125% of the Inverse

                                               Bond Benchmarked ProFunds VP > 23

--------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

 2003                               2004
-----------------------------------------
-2.55%                              8.18%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT Plus for one quarter was 8.71% (quarter ended September 30, 2004) and the lowest return was -8.12% (quarter ended June 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS                         ONE         SINCE        INCEPTION
As of December 31, 2004                              YEAR        INCEPTION    DATE
----------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus                      8.18%       8.15%        05/01/02
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)                  7.18%       8.57%
----------------------------------------------------------------------------------------
Most recently issued Long Bond (2)                   8.86%       9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.50%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.86%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.61%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus          $164          $508           $876           $1,911

24 < Profund VP U.S. Government Plus

      --------------------------------------------------------------------------

           PROFUND VP RISING RATES OPPORTUNITY

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURN]

 2003                               2004
-----------------------------------------
-4.11%                            -10.89%

            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS                         ONE         SINCE        INCEPTION
As of December 31, 2004                              YEAR        INCEPTION    DATE
----------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  -10.89%     -12.86%      05/01/02
----------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)                    7.18%       8.57%
----------------------------------------------------------------------------------------
Most recently issued Long Bond (2)                     8.86%       9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                 0.75%
Distribution (12b-1) Fees                                0.25%
Other Expenses*                                          0.75%
                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.75%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
----------------------------------------------------------------------------------------------
ProFund VP Rising Rate Opportunity       $178          $551           $949           $2,062

                                        Profund VP Rising Rates Opportunity > 25

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                            GENERAL PROFUNDS VP INFORMATION

                       ---------------------------------------------------------

                            "Purchases, redemptions and exchanges of shares are

                            effected at the net asset value per share next

                            determined after a purchase order, redemption or

                            exchange request is received in good order."

                                            General ProFunds VP Information > 27

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example:(i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE OR PARIS BOURSE HOLIDAY
SCHEDULE: New Year's Day, Good Friday and Easter Monday, May Day, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day. Please note that holiday schedules are subject to change without notice.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows: Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

------------------------------------------------------------------
     ProFund Name                  Dividends              Capital
                                                           Gains
                            --------------------------------------
                             Accrued       Paid            Paid
------------------------------------------------------------------
VP U.S. Government Plus      Daily         Monthly       Annually*
------------------------------------------------------------------
All other ProFunds VP        Annually      Annually      Annually
------------------------------------------------------------------

* ProFund VP U.S. Government Plus reserves the right to include in a dividend any short-term capital gains on securities that they sell.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

28 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally

                                            General ProFunds VP Information > 29

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P500 Index that have comparatively low price-to-book as determined before each semiannual rebalance date. As of March 31, 2005, the S&P 500/Barra Value Index included 322 companies with capitalizations between $734.8 million and $234.8 billion.

The S&P 500/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P500 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P 500/Barra Growth Index included 178 companies with capitalizations between $572.0 billion and $382.2 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Value Index included 356 companies with capitalizations between $44.1 million and $3.0 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Growth Index included 244 companies with capitalizations between $117.1 million and $5.3 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Asia 30 Index included companies with capitalizations between $298.3 million and $109.3 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Europe 30 Index included companies with capitalizations between $276.8 billion and $222.2 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The DOW JONES U.S. FINANCIALS INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March
31, 2005, the average capitalization of the Index was approximately $8.6 billion.

The DOW JONES U.S. HEALTH CARE INDEX measures the performance of the health care economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2005, the average capitalization of the Index was approximately $9.0 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the per-

30 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

formance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2005, the average capitalization of the Index was approximately $6.7 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
"S&P 500/Barra Value Index", "S&P 500/Barra Growth Index", "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P SmallCap 600/BarraGrowth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones," "Dow 30," "Dow Jones Industrial Average(TM)," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:
 > Sponsor, endorse, sell or promote Sector ProFunds VP (together, the "ProFunds
   VP").

 > Recommend that any person invest in the ProFunds VP or any other securities.

 > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

 > Have any responsibility or liability for the administration, man-agement of marketing of the ProFunds VP.

 > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

 > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

 > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

 > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties. (Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                            General ProFunds VP Information > 31

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                             PROFUNDS MANAGEMENT

                       ---------------------------------------------------------

                            "The Board of Trustees is responsible for the

                            general supervision of the Trust, including the

                            ProFunds VP. The Trust's officers are responsible

                            for the day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 33

--------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Small-Cap Value                                                 0.75%
Small-Cap Growth                                                0.75%
Asia 30                                                         0.75%
Europe 30                                                       0.75%
Financials                                                      0.75%
Health Care                                                     0.75%
Technology                                                      0.75%
U.S. Government Plus                                            0.50%
Rising Rates Opportunity                                        0.75%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M.Mayberg and William E.Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M.MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, PH.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O.Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Asia 30 and Europe 30.

                              START DATE - LENGTH      BUSINESS EXPERIENCE
NAME AND TITLE                    OF SERVICE           DURING LAST 5 YEARS
--------------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999        ProFund Advisors - Director of
   Director of Portfolio                               Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.
Elisa Petit - Team Leader,     Since 3/02/2000         ProFund Advisors - Team
   Portfolio Manager                                   Leader since April 2002,
                                                       Portfolio Manager since
                                                       March 2000.
Olessia Burner -               Since 8/18/1998         ProFund Advisors - Portfolio
   Portfolio Manager                                   Manager since November
                                                       2004, Portfolio Analyst
                                                       August 1998 to November
                                                       2004.
Howard Rubin - Senior          Since 4/10/2000         ProFund Advisors - Senior
   Portfolio Manager                                   Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Manager April 2000 to
                                                       November 2004.
Erik Benke, CFA - Associate    Since 1/18/2005         ProFund Advisors - Associate
   Portfolio Manager                                   Portfolio Manager since
                                                       January 2005; AIMInvestments-
                                                       Trader, October 2001 to
                                                       January 2005; Goldman Sachs'
                                                       Hull Group, LLC - Associate,
                                                       August 1999 to July 2001.

34 < ProFunds Management

      --------------------------------------------------------------------------

           PROFUNDS MANAGEMENT

      --------------------------------------------------------------------------

ProFund VP: Large-Cap Value, Large-Cap Growth, Small-Cap Value, Small-Cap Growth, and all Sector ProFundsVP.

                                                       BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE       DURING LAST 5 YEARS
--------------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999        ProFund Advisors - Director of
   Director of Portfolio                               Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.
Hratch Najarian - Associate    Since 7/17/2000         ProFund Advisors - Associate
   Portfolio Manager                                   Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Analyst July 2003 to
                                                       November 2004, Junior
                                                       Analyst April 2002 to
                                                       July 2003, Institutional Client
                                                       Services Representative
                                                       July 2000 to April 2002.
Michael Neches -               Since 3/27/2000         ProFund Advisors - Portfolio
   Portfolio Analyst                                   Analyst since November 2004,
                                                       Junior Analyst May 2001 to
                                                       November 2004, Portfolio
                                                       Intern March 2000 to May 2001.

ProFund VP: U.S. Government Plus, Rising Rates Opportunity

                                                       BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE       DURING LAST 5 YEARS
--------------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999        ProFund Advisors - Director of
   Director of Portfolio                               Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.
Christian Saarbach -           Since 6/17/2002         ProFund Advisors - Portfolio
   Portfolio Analyst                                   Analyst since November 2004,
                                                       Junior Portfolio Analyst
                                                       June 2002 to November 2004;
                                                       Intern, Salomon Smith Barney
                                                       September 2001 to May 2002;
                                                       Intern, Legg Mason June 2001
                                                       to August 2001 and the Johns
                                                       Hopkins Bloomberg School of
                                                       Public Health June 2000 to
                                                       August 2000 and June 2001
                                                       to August 2001.
Howard Rubin -                 Since 4/10/2000         ProFund Advisors - Senior
   Senior Portfolio Manager                            Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Manager April 2000 to
                                                       November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Small-Cap Value                                                 0.15%
Small-Cap Growth                                                0.15%
Asia 30                                                         0.15%
Europe 30                                                       0.15%
Financials                                                      0.15%
Health Care                                                     0.15%
Technology                                                      0.15%
U.S. Government Plus                                            0.15%
Rising Rates Opportunity                                        0.15%

                                                        ProFunds Management > 35

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       ---------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       ---------------------------------------------------------

                                                       Financial Highlights > 37

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE
================================================================================

                                                                  FOR THE PERIOD
                                                                     MAY 3, 2004(a)
                                                                         THROUGH
                                                               DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                      $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                  --(b),(c)
Net realized and unrealized gains (losses) on investments                   3.48
                                                                         -------
Total income (loss) from investment activities                              3.48
                                                                         -------
NET ASSET VALUE, END OF PERIOD                                            $33.48
                                                                         =======
TOTAL RETURN                                                              11.60%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                          2.04%
Net expenses(e)                                                            1.98%
Net investment income (loss)(e)                                          (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                         $4,922
Portfolio turnover rate(f)                                                1,352%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

38 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP LARGE-CAP GROWTH
================================================================================

                                                                  FOR THE PERIOD
                                                                     MAY 3, 2004(a)
                                                                         THROUGH
                                                               DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                      $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                0.04(b)
Net realized and unrealized gains (losses) on investments                   1.57
                                                                          ------
Total income (loss) from investment activities                              1.61
                                                                          ------
NET ASSET VALUE, END OF PERIOD                                            $31.61
                                                                          ======
TOTAL RETURN                                                               5.37%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                          3.06%
Net expenses(d)                                                            1.98%
Net investment income (loss)(d)                                            0.18%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                         $3,901
Portfolio turnover rate(e)                                                1,134%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 39

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.97                $21.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.16)(b)             (0.22)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 5.92                  7.68                (8.40)
                                                                      --------              --------              --------
Total income (loss) from investment activities                            5.76                  7.46                (8.49)
                                                                      --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.19)                    --                    --
                                                                      --------              --------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.54                $28.97                $21.51
                                                                      ========              ========              ========
TOTAL RETURN                                                            20.12%                34.68%              (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                 2.08%                 2.45%
Net expenses(d)                                                          1.95%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.53)%               (0.87)%               (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,162              $147,174               $29,165
Portfolio turnover rate(e)                                                819%                  906%                1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

40 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.35                $23.34                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.44)(b)             (0.37)(b)             (0.21)(b)
Net realized and unrealized gains (losses) on investments                 6.57                  8.38                (6.45)
                                                                      --------              --------               -------
Total income (loss) from investment activities                            6.13                  8.01                (6.66)
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.40)                    --                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $36.08                $31.35                $23.34
                                                                      ========              ========               =======
TOTAL RETURN                                                            19.80%                34.32%               22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.90%                 2.00%                 2.20%
Net expenses(d)                                                          1.90%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.32)%               (1.36)%               (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $210,984              $153,401               $23,968
Portfolio turnover rate(e)                                                979%                  785%                1,260%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 41

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP ASIA 30
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $38.76                $23.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.11(b)               0.17(b)               0.06(b)
Net realized and unrealized gains (losses) on investments               (0.38)                 15.09                (6.55)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (0.27)                 15.26                (6.49)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.12)                (0.01)                    --
Net realized gains on investments                                       (1.07)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (1.19)                (0.01)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $37.30                $38.76                $23.51
                                                                       =======               =======              ========
TOTAL RETURN                                                           (0.54)%                64.92%              (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.93%                 2.03%
Net expenses(d)                                                          1.86%                 1.93%                 1.98%
Net investment income (loss)(d)                                          0.29%                 0.54%                 0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $41,545               $49,138               $18,576
Portfolio turnover rate(e)                                                473%                  831%                1,321%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

42 < Financial Highlights

      --------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.
      --------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $24.96       $18.01       $24.26       $31.98       $36.82
   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                      0.03(a)      0.05(a)      0.07(a)    (0.04)(a)      0.09(a)
   Net realized and unrealized gains (losses) on investments         3.53         6.92       (6.32)       (7.68)       (4.79)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    3.56         6.97       (6.25)       (7.72)       (4.70)
                                                                 --------     --------     --------     --------     --------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (0.03)       (0.02)           --           --           --
   Net realized gains on investments                               (0.21)           --           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------
   Total distributions                                             (0.24)       (0.02)           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                  $28.28       $24.96       $18.01       $24.26       $31.98
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.32%       38.73%     (25.76)%     (24.14)%     (12.75)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.78%        1.91%        2.03%        1.89%        1.65%
   Net expenses                                                     1.78%        1.91%        1.98%        1.89%        1.65%
   Net investment income (loss)                                     0.12%        0.25%        0.33%      (0.14)%        0.26%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $140,608     $142,019      $33,119      $52,253      $25,004
   Portfolio turnover rate(b)                                        319%         376%       1,280%       1,002%       1,434%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 43

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP FINANCIALS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $30.72                $23.85                $28.02                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.20(b)               0.11(b)               0.06(b)               0.04(b)
Net realized and unrealized gains (losses)
 on investments                                           2.97                  6.80                (4.23)                (2.02)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               3.17                  6.91                (4.17)                (1.98)
                                                       -------               -------              --------               -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.09)                (0.04)                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $33.80                $30.72                $23.85                $28.02
                                                       =======               =======              ========               =======
TOTAL RETURN                                            10.34%                28.99%              (14.88)%               (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.92%                 2.07%                 2.14%                 2.10%
Net expenses(d)                                          1.92%                 1.98%                 1.98%                 2.10%
Net investment income (loss)(d)                          0.63%                 0.42%                 0.22%                 0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,767               $21,024               $11,898               $20,089
Portfolio turnover rate(e)                                595%                  726%                1,341%                1,330%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

44 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP HEALTH CARE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.81                $21.98                $28.43                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.13)(b)             (0.15)(b)             (0.13)(b)             (0.30)(b)
Net realized and unrealized gains (losses)
 on investments                                           0.74(c)               3.98                (6.32)                (1.27)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               0.61                  3.83                (6.45)                (1.57)
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $26.42                $25.81                $21.98                $28.43
                                                       =======               =======              ========               =======
TOTAL RETURN                                             2.36%                17.42%              (22.69)%               (5.23)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.91%                 2.04%                 2.14%                 2.06%
Net expenses(e)                                          1.91%                 1.97%                 1.98%                 2.06%
Net investment income (loss)(e)                        (0.51)%               (0.63)%               (0.54)%               (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $40,017               $25,286               $14,622               $33,227
Portfolio turnover rate(f)                                464%                  877%                  897%                1,032%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year. (e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 45

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.56                $10.66                $17.97                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.20)(b)             (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses)
 on investments                                         (0.14)(c)               5.10                (7.07)               (11.69)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                             (0.08)                  4.90                (7.31)               (12.03)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.18)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $15.30                $15.56                $10.66                $17.97
                                                       =======               =======              ========              ========
TOTAL RETURN                                           (0.43)%                45.97%              (40.68)%              (40.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.87%                 1.93%                 2.27%                 2.10%
Net expenses(e)                                          1.87%                 1.93%                 1.98%                 2.10%
Net investment income (loss)(e)                          0.40%               (1.47)%               (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $24,476               $30,631               $15,271               $15,410
Portfolio turnover rate(f)                                497%                  702%                1,208%                2,548%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses on investments during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

46 < Financial Highlights

      --------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.
      --------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.66                $34.12                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.25(b)               0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments                 2.09(c)             (0.90)                  4.89
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.34                (0.84)                  5.01
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.25)                (0.06)                (0.89)
Net realized gains on investments                                           --                (3.23)                    --
Return of capital                                                       (0.01)                (1.33)                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.26)                (4.62)                (0.89)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.74                $28.66                $34.12
                                                                       =======               =======              ========
TOTAL RETURN                                                             8.18%               (2.55)%                16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.61%                 1.74%                 1.71%
Net expenses(e)                                                          1.61%                 1.73%                 1.71%
Net investment income (loss)(e)                                          0.86%                 0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $43,605               $36,776              $124,928
Portfolio turnover rate(f)                                              1,258%                  526%                  269%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 47

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

48 < Financial Highlights

                       This Page Intentionally Left Blank

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                            [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

May 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.
Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

NOT JUST FUNDS, PROFUNDS(SM)

CLASSIC PROFUNDS VP
Bull
Small-Cap
OTC
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
Japan

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

BOND BENCHMARKED PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

PROFUND VP MONEY MARKET

                       This Page Intentionally Left Blank

TABLE OF CONTENTS

 4     PROFUNDS VP OVERVIEW

 7     STRATEGIES AND RISKS

13     CLASSIC PROFUNDS VP
14         Bull
15         Small-Cap
16         OTC
17         Mid-Cap Value
18         Mid-Cap Growth
19         Small-Cap Value
20         Small-Cap Growth
21         Asia 30
22         Europe 30
23         Japan

25     ULTRA PROFUNDS VP
26         UltraBull
27         UltraMid-Cap
28         UltraSmall-Cap
29         UltraOTC

31     INVERSE PROFUNDS VP
32         Bear
33         Short Small-Cap
34         Short OTC

35     SECTOR PROFUNDS VP
36         Banks
37         Basic Materials
38         Biotechnology
39         Consumer Goods
40         Consumer Services
41         Financials
42         Health Care
43         Industrials
44         Internet
45         Oil & Gas
46         Pharmaceuticals
47         Precious Metals
48         Real Estate
49         Semiconductor
50         Technology
51         Telecommunications
52         Utilities

53     BOND BENCHMARKED PROFUNDS VP
54         U.S. Government Plus
55         Rising Rates Opportunity

57     PROFUND VP MONEY MARKET

59     GENERAL PROFUNDS VP INFORMATION

67     PROFUNDS MANAGEMENT

71     FINANCIAL HIGHLIGHTS

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                                  DAILY BENCHMARK           TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------------------------
Bull                 S&P 500 Index(R)                        Match (100%)             Diverse, widely traded, large capitalization

Small-Cap            Russell 2000(R) Index                   Match (100%)             Diverse, small capitalization

OTC                  NASDAQ-100(R) Index                     Match (100%)             Large capitalization, non-financial companies
                                                                                      listed on The NASDAQ Stock Market

Mid-Cap Value        S&P MidCap 400/Barra Value Index        Match (100%)             Diverse, widely traded, mid-capitalization

Mid-Cap Growth       S&P MidCap 400/Barra Growth Index       Match (100%)             Diverse, widely traded, mid-capitalization

Small-Cap Value      S&P SmallCap 600/Barra Value Index      Match (100%)             Diverse, small capitalization

Small-Cap Growth     S&P SmallCap 600/Barra Growth Index     Match (100%)             Diverse, small capitalization

Asia 30              ProFunds Asia 30 Index                  Match (100%)             Companies whose principal offices are located
                                                                                      in countries of the Asia/Pacific region,
                                                                                      excluding Japan, whose securities are traded
                                                                                      in the U.S.

Europe 30            ProFunds Europe 30 Index                Match (100%)             Companies whose principal offices are located
                                                                                      in European countries, whose securities are
                                                                                      traded in the U.S.

Japan                Nikkei 225 Stock Average                Match (100%)             Large capitalization, widely traded Japanese
                                                                                      stocks

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                                  DAILY BENCHMARK           TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------------------------
UltraBull            S&P 500 Index                           Double (200%)            Diverse, widely traded, large capitalization

UltraMid-Cap         S&P MidCap 400 Index                    Double (200%)            Diverse, widely traded, mid-capitalization

UltraSmall-Cap       Russell 2000 Index                      Double (200%)            Diverse, small capitalization

UltraOTC             NASDAQ-100 Index                        Double (200%)            Large capitalization, non-financial companies
                                                                                      listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                                     DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------------------------
Bear                 S&P 500 Index                           100% of the Inverse      Diverse, widely traded, large capitalization

Short Small-Cap      Russell 2000 Index                      100% of the Inverse      Diverse, small capitalization

Short OTC            NASDAQ-100 Index                        100% of the Inverse      Large capitalization, non-financial companies
                                                                                      listed on The NASDAQ Stock Market

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                                 DAILY BENCHMARK            TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------------------------
Banks                Dow Jones U.S. Banks Index              Match (100%)             Securities representing the banking industry
                                                                                      in the U.S. equity market

Basic Materials      Dow Jones U.S. Basic Materials          Match (100%)             Securities within the basic materials sector
                     Sector Index                                                     of the U.S. equity market

Biotechnology        Dow Jones U.S. Biotechnology Index      Match (100%)             Securities representing the biotechnology
                                                                                      industry in the U.S. equity market
Consumer Goods       Dow Jones U.S. Consumer Goods Index     Match (100%)             Securities within the consumer goods industry
                                                                                      of the U.S. equity market
Consumer Services    Dow Jones U.S. Consumer Services        Match (100%)             Securities within the consumer services
                     Index
                                                                                      industry of the U.S. equity market
Financials           Dow Jones U.S. Financials Index         Match (100%)             Securities within the financial sector of the
                                                                                      U.S. equity market
Health Care          Dow Jones U.S. Health Care Index        Match (100%)             Securities within the health care sector of
                                                                                      the U.S. equity market
Industrials          Dow Jones U.S. Industrials Index        Match (100%)             Securities within the industrial sector of the
                                                                                      U.S. equity market

Internet             Dow Jones Composite Internet Index      Match (100%)             U.S. equity securities of companies that
                                                                                      generate the majority of their revenue from
                                                                                      the Internet

Oil & Gas            Dow Jones U.S. Oil & Gas Index          Match (100%)             Securities within the oil and gas sector of
                                                                                      the U.S. equity market

Pharmaceuticals      Dow Jones U.S. Pharmaceuticals Index    Match (100%)             Securities representing the pharmaceuticals
                                                                                      industry in the U.S. equity market

Precious Metals      Dow Jones Precious Metals Index         Match (100%)             Securities of companies involved in the mining
                                                                                      of precious metals

Real Estate          Dow Jones U.S. Real Estate Index        Match (100%)             Securities representing the real estate
                                                                                      industry in the U.S. equity market

Semiconductor        Dow Jones U.S. Semiconductor Index      Match (100%)             Securities representing the semiconductor
                                                                                      industry in the U.S. equity market

Technology           Dow Jones U.S. Technology Sector        Match (100%)             Securities within the technology sector of the
                     Index                                                            U.S. equity market

Telecommunications   Dow Jones U.S. Telecommunications       Match (100%)             Securities within the telecommunications
                     Sector Index                                                     sector of the U.S. equity market

Utilities            Dow Jones U.S. Utilities Sector         Match (100%)             Securities within the utilities sector of the
                     Index                                                            U.S. equity market

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance or the inverse daily performance, of the price of the most recently issued 30-year U.S. Treasury Bond.

------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP           SECURITY                                 DAILY BENCHMARK        DESCRIPTION OF SECURITY OR INDEX
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government      Most recently issued 30-year                 125%               U.S. Treasury securities
Plus                 U.S. Treasury Bond
Rising Rates         Most recently issued 30-year           125% of the Inverse      U.S. Treasury securities
Opportunity          U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

                                                        ProFunds VP Overview > 5

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                          PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                          "In seeking to achieve each non-money market ProFund VP's investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the movement of its benchmark."

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions;and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all PROFUNDS VP SMALL-CAP and PROFUNDS VP MID-CAP, PROFUND VP OTC, PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP JAPAN, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks. "The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The
Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counter-party risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including:1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty;3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

CONCENTRATION RISK (Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or underexposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP (excluding PROFUND VP U.S. GOVERNMENT PLUS) is rebalanced daily to keep leverage consistent with each Fund's daily investment objective, therefore mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counter-parties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EXCHANGE RATE RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Changes in foreign currency exchange rates may affect the value of a ProFund VP's investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN CURRENCY RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of each ProFund VP may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Exchange Rate Risk and Foreign Currency Risk. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP, ProFund VP UltraBear, ProFund VP UltraShort OTC and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index or security underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index or security underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds VP seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources

10 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VALUE INVESTING RISK (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value"stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Ultra ProFunds VP, Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

   o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

   o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

   o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point: Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose objective is         Fund B: A fund whose objective is
   to seek daily investment results,         to seek daily investment results,
   before fees and expenses, that            before fees and expenses, that
   correspond to the daily                   correspond to twice (200%) the
   performance of an index.                  daily performance of an index.

                                           ProFunds VP Strategies and Risks > 11

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

   On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

12 < ProFunds VP Strategies and Risks

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

                       ---------------------------------------------------------

                          CLASSIC PROFUNDS VP

                       ---------------------------------------------------------

                                                                       DAILY
PROFUND VP                INDEX                                      BENCHMARK
--------------------------------------------------------------------------------
BULL                      S&P 500 Index                             Match (100%)
SMALL-CAP                 Russell 2000 Index                        Match (100%)
OTC                       NASDAQ-100 Index                          Match (100%)
MID-CAP VALUE             S&P MidCap 400/Barra Value Index          Match (100%)
MID-CAP GROWTH            S&P MidCap 400/Barra Growth Index         Match (100%)
SMALL-CAP VALUE           S&P SmallCap 600/Barra Value Index        Match (100%)
SMALL-CAP GROWTH          S&P SmallCap 600/Barra Growth Index       Match (100%)
ASIA 30                   ProFunds Asia 30 Index                    Match (100%)
EUROPE 30                 ProFunds Europe 30 Index                  Match (100%)
JAPAN                     Nikkei 225 Stock Average                  Match (100%)

                                                      Classic ProFunds VP > 13

--------------------------------------------------------------------------

PROFUND VP BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks"beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

2002            2003            2004
--------------------------------------
-23.98%         25.59%          8.83%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Bull                           8.83%     -1.87%         05/01/01
-----------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%      0.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.78%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.78%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR         3 YEARS         5 YEARS        10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bull           $181           $560            $964           $2,095

14 < ProFund VP Bull

      --------------------------------------------------------------------------

           PROFUND VP SMALL-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

2002              2003             2004
-----------------------------------------
-22.44%           42.75%           16.74%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE          SINCE           INCEPTION
As of December 31, 2004                  YEAR         INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap                     16.74%       5.82%           05/01/01
--------------------------------------------------------------------------------
Russell 2000 Index (1)                   18.44%       9.55%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.61%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.61%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap              $164         $508         $876        $1,911

                                                       ProFund VP Small-Cap > 15

--------------------------------------------------------------------------

PROFUND VP OTC

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

2002               2003             2004
-----------------------------------------
-38.62%            46.75%           8.53%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE          SINCE           INCEPTION
As of December 31, 2004                  YEAR         INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP OTC                            8.53%       -13.25%         01/22/01
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)                     10.75%       -11.52%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------------------------
Investment Advisory Fees                                          0.75%
Distribution (12b-1) Fees                                         0.25%
Other Expenses*                                                   0.87%
                                                                  -----
TOTAL ANNUAL FUND OPERATING EXPENSES                              1.87%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP OTC               $190           $588          $1,011        $2,190

16 < Profund VP OTC

      --------------------------------------------------------------------------

           PROFUND VP MID-CAP VALUE

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP VALUE by showing the variability of PROFUND VP MID-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
35.74%                 15.96%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended June 30,
2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                 ONE        SINCE          INCEPTION
As of December 31, 2004                      YEAR       INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value                     15.96%      7.73%         05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400/Barra Value Index (1)         19.01%     11.52%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.92%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.92%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value       $195         $603         $1,037        $2,243

                                                   ProFund VP Mid-Cap Value > 17

--------------------------------------------------------------------------

PROFUND VP MID-CAP GROWTH

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For additional information on PROFUND VP MID-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP GROWTH by showing the variability of PROFUND VP MID-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
27.91%                 11.08%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP GROWTH for one quarter was 15.45% (quarter ended June 30,
2003) and the lowest return was -4.06% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                 ONE        SINCE          INCEPTION
As of December 31, 2004                      YEAR       INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth                    11.08%     3.86%          05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400/Barra Growth Index (1)        14.02%     6.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------------
Investment Advisory Fees                                                0.75%
Distribution (12b-1) Fees                                               0.25%
Other Expenses*                                                         0.94%
                                                                        -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.94%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth         $197         $609         $1,047      $2,264

18 < ProFund VP Mid-Cap Growth

      --------------------------------------------------------------------------

           PROFUND VP SMALL-CAP VALUE

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
34.68%                 20.12%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                 ONE         SINCE         INCEPTION
As of December 31, 2004                      YEAR        INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value                   20.12%      5.72%         05/01/02
--------------------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1)       23.40%      9.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            0.25%
Other Expenses*                                                      0.95%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.95%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value          $198       $612        $1,052       $2,275

                                                 ProFund VP Small-Cap Value > 19

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by showing the variability of PROFUND VP SMALL-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
34.32%                 19.80%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                  ONE       SINCE         INCEPTION
As of December 31, 2004                       YEAR      INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap Growth                   19.80%     8.78%        05/01/02
--------------------------------------------------------------------------------
S&P SmallCap 600/Barra Growth Index (1)       22.10%    11.82%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.90%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.90%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Growth          $193       $597        $1,026      $2,222

20 < ProFund VP Small-Cap Growth

      --------------------------------------------------------------------------

           PROFUND VP ASIA 30

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK, FOREIGN CURRENCY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent the Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30'S investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ASIA 30 by showing the variability of PROFUND VP ASIA 30 returns from year to year and by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
64.92%                 -0.54%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.76% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE         INCEPTION
As of December 31, 2004                       YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP Asia 30                            -0.54%      9.87%        05/01/02
ProFunds Asia 30 Index (1)                    -0.76%     23.29%
--------------------------------------------------------------------------------
MSCI AC Asia Pacific Free Excluding
   Japan Index (1)(2)                         11.23%     19.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses*                                                        0.86%
                                                                       -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.86%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Asia 30                $189         $585        $1,006       $2,180

                                                         ProFund VP Asia 30 > 21

--------------------------------------------------------------------------

PROFUND VP EUROPE 30

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                   [CHART OF ANNUAL RETURNS]

  2000          2001          2002          2003         2004
--------------------------------------------------------------
-12.75%       -24.14%       -25.76%        38.73%       14.32%

                          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS          ONE       FIVE      SINCE        INCEPTION
As of December 31, 2004               YEAR      YEAR      INCEPTION    DATE
--------------------------------------------------------------------------------
ProFund VP Europe 30                  14.32%    -4.87%    -0.85%       10/18/99
ProFunds Europe 30 Index (1)          16.99%    -0.63%     3.47%
--------------------------------------------------------------------------------
Dow Jones STOXX 50 Index (1)(2)       13.97%    -5.30%    -1.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.78%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.78%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Europe 30              $181         $560        $964         $2,095

22 < ProFund VP Europe 30

      --------------------------------------------------------------------------

           PROFUND VP JAPAN

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP JAPAN seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NIKKEI 225 STOCK AVERAGE.

Since the Japanese markets are not open when PROFUND VP JAPAN values its shares, PROFUND VP JAPAN determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the NIKKEI 225 STOCK AVERAGE.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP JAPAN invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NIKKEI 225 STOCK AVERAGE (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP JAPAN may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP JAPAN are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

The performance of PROFUND VP JAPAN will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. PROFUND VP JAPAN is also subject to valuation time risk. ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of PROFUND VP JAPAN'S performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time PROFUND VP JAPAN'S performance will correlate highly with the movement of the Nikkei 225 Stock Average. For more information on PROFUND VP JAPAN'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP JAPAN by showing the variability of PROFUND VP JAPAN returns from year to year and by comparing average annual total returns of PROFUND VP JAPAN to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP JAPAN or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
26.78%                  7.56%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP JAPAN for one quarter was 14.31% (quarter ended June 30, 2003) and the lowest return was -9.43% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE         INCEPTION
As of December 31, 2004                       YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP Japan                               7.56%     -0.07%        05/01/02
--------------------------------------------------------------------------------
Nikkei 225 Stock Average (1)                  12.77%      8.92%        05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP JAPAN. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                            0.75%
Distribution (12b-1) Fees                                           0.25%
Other Expenses*                                                     0.85%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.85%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP JAPAN with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Japan                  $188         $582        $1,001       $2,169

                                                           ProFund VP Japan > 23

                       This Page Intentionally Left Blank

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling or increasing by one and one-half times the index's daily return they will achieve superior results.
> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                       ---------------------------------------------------------

                          ULTRA PROFUNDS VP

                       ---------------------------------------------------------

                                                                       DAILY
PROFUND VP                INDEX                                      BENCHMARK
--------------------------------------------------------------------------------
UltraBull                 S&P 500 Index                            Double (200%)
UltraMid-Cap              S&P MidCap 400 Index                     Double (200%)
UltraSmall-Cap            Russell 2000 Index                       Double (200%)
UltraOTC                  NASDAQ-100 Index                         Double (200%)

                                                        Ultra ProFunds VP > 25

--------------------------------------------------------------------------

PROFUND VP ULTRA BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

         [CHART OF ANNUAL RETURNS]

  2002              2003             2004
------------------------------------------
-36.11%            52.93%           17.18%

                [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                       17.18%      -3.57%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%      -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.89%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.89%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraBull           $192          $594         $1,021        $2,212

26 < ProFund VP Ultra Bull

      --------------------------------------------------------------------------

           PROFUND VP ULTRA MID-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
27.70%                 70.09%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                    27.70%      8.85%           05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400 Index (1)                   16.49%      9.27%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.94%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.94%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap             $197        $609        $1,047      $2,264

                                                   ProFund VP Ultra Mid-Cap > 27

--------------------------------------------------------------------------

PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                    [CHART OF ANNUAL RETURNS]

  2000           2001          2002          2003          2004
----------------------------------------------------------------
-22.14%         -7.61%       -42.61%        99.45%        31.07%

                           [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS        ONE        FIVE     SINCE         INCEPTION
As of December 31, 2004             YEAR       YEAR     INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap           31.07%     1.54%     5.09%        10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index (1)              18.44%     6.68%    10.89%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.94%
                                                                      -----
Total Annual Fund Operating Expenses                                  1.94%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap            $197       $609        $1,047      $2,264

28 < ProFund VP Ultra Small-Cap

      --------------------------------------------------------------------------

           PROFUND VP ULTRAOTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                    [CHART OF ANNUAL RETURNS]

  2000          2001          2002          2003           2004
----------------------------------------------------------------
-73.37%       -68.72%       -68.94%        102.67%        14.10%

                           [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS        ONE       FIVE       SINCE         INCEPTION
As of December 31, 2004             YEAR      YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC                 14.10%    -43.07%    -31.34%       10/18/99
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)                10.75%    -15.13%     -6.85%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.88%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.88%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraOTC            $191          $591         $1,016        $2,201

                                                       ProFund VP UltraOTC > 29

                       This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                       ---------------------------------------------------------

                          INVERSE PROFUNDS VP

                       ---------------------------------------------------------

                                                                    DAILY
PROFUND VP                INDEX                                   BENCHMARK
--------------------------------------------------------------------------------
Bear                      S&P 500 Index                      100% of the Inverse
Short Small Cap           Russell 2000 Index                 100% of the Inverse
Short OTC                 NASDAQ-100 Index                   100% of the Inverse

                                                        Inverse ProFunds VP > 31

--------------------------------------------------------------------------

PROFUND VP BEAR

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002             2003              2004
-----------------------------------------
20.82%          -24.59%           -10.29%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Bear                            -10.29%     -1.15%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                           10.88%     -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.90%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.90%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear                  $193         $597         $1,026       $2,222

32 < ProFund VP Bear

      --------------------------------------------------------------------------

           PROFUND VP SHORT SMALL-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

  2003                  2004
-----------------------------
-34.52%                -9.03%

         [END CHART]

During the period covered in The bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR(1)     INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap                 -9.03%      -21.43%         09/03/02
Russell 2000 Index(2)                      18.44%       27.91%

(1) Fund performance for the period reflects temporary out performance versus its benchmark resulting, in part, from its small size. Similar periods of out performance are unlikely to reoccur.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       1.28%
                                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                               2.28%
Fee Waivers/Reimbursements**                                         -0.30%
                                                                     ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                              1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap          $201        $684        $1,193      $2,592

                                                 ProFund VP Short Small-Cap > 33

--------------------------------------------------------------------------

PROFUND VP SHORT OTC

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

  2003                  2004
-----------------------------
-37.31%               -11.11%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 6.99% (quarter ended September 30,
2004) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Short OTC                       -11.11%     -16.40%         05/01/02
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)                        10.75%       9.91%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.86%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.86%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR       3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short OTC              $189         $585        $1,006       $2,180

34 < ProFund VP Short OTC

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors with perceived above-average growth potential.

> actively rotate their investments to perceive strong sectors and out of perceived weak sectors, as market and economic conditions change.

> want to gain investment exposure to a particular economic sector of the U.S.
  or global economy.

                       ---------------------------------------------------------

                          SECTOR PROFUNDS VP

                       ---------------------------------------------------------

                                                                                    DAILY
PROFUND VP                INDEX                                                   BENCHMARK
---------------------------------------------------------------------------------------------
Banks                     Dow Jones U.S. Banks Index                             Match (100%)
Basic Materials           Dow Jones U.S. Basic Materials Sector Index            Match (100%)
Biotechnology             Dow Jones U.S. Biotechnology Index                     Match (100%)
Consumer Goods            Dow Jones U.S. Consumer Goods Index                    Match (100%)
Consumer Services         Dow Jones U.S. Consumer Services Index                 Match (100%)
Financials                Dow Jones U.S. Financials Index                        Match (100%)
Health Care               Dow Jones U.S. Health Care Index                       Match (100%)
Industrials               Dow Jones U.S. Industrials Index                       Match (100%)
Internet                  Dow Jones Composite Internet Index                     Match (100%)
Oil & Gas                 Dow Jones U.S. Oil & Gas Index                         Match (100%)
Pharmaceuticals           Dow Jones U.S. Pharmaceuticals Index                   Match (100%)
Precious Metals           Dow Jones Precious Metals Index                        Match (100%)
Real Estate               Dow Jones U.S. Real Estate Index                       Match (100%)
Semiconductor             Dow Jones U.S. Semiconductor Index                     Match (100%)
Technology                Dow Jones U.S. Technology Sector Index                 Match (100%)
Telecommunications        Dow Jones U.S. Telecommunications Sector Index         Match (100%)
Utilities                 Dow Jones U.S. Utilities Sector Index                  Match (100%)

                                                         Sector ProFunds VP > 35

--------------------------------------------------------------------------

PROFUND VP BANKS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BANKS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BANKS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BANKS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BANKS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BANKS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BANKS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BANKS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BANKS is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BANKS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BANKS by showing the variability of PROFUND VP BANKS returns from year to year and by comparing average annual total returns of PROFUND VP BANKS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BANKS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
29.39%                 11.77%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BANKS for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was -4.35% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Banks                           11.77%       8.80%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       6.04%
Dow Jones U.S. Banks Index (1)             14.37%      11.58%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BANKS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.98%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BANKS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Banks               $201          $621         $1,068        $2,306

36 < ProFund VP Banks

      --------------------------------------------------------------------------

           PROFUND VP BASIC MATERIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BASIC MATERIALS by showing the variability of PROFUND VP BASIC MATERIALS returns from year to year and by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
31.58%                 10.22%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Basic Materials                 10.22%       8.41%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       6.04%          05/01/02
Dow Jones U.S. Basic Materials
  Sector Index (1)                         13.05%      11.58%          05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.96%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.96%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Basic Materials     $199          $615         $1,057        $2,285

                                                 ProFund VP Basic Materials > 37

--------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BIOTECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BIOTECHNOLOGY INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BIOTECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BIOTECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BIOTECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BIOTECHNOLOGY is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BIOTECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BIOTECHNOLOGY by showing the variability of PROFUND VP BIOTECHNOLOGY returns from year to year and by comparing average annual total returns of PROFUND VP BIOTECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BIOTECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

2002                    2003                  2004
---------------------------------------------------
-37.51%                 39.78%                9.73%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BIOTECHNOLOGY for one quarter was 22.16% (quarter ended June 30,
2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Biotechnology                    9.73%       -5.13%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       -3.17%
Dow Jones U.S. Biotechnology Index (1)     13.78%       -2.70%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BIOTECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.98%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BIOTECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Biotechnology       $201          $621         $1,068        $2,306

38 < ProFund VP Biotechnology

      --------------------------------------------------------------------------

           PROFUND VP CONSUMER GOODS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER GOODS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER GOODS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER GOODS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER GOODS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER GOODS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER GOODS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER GOODS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER GOODS is also subject to risks faced by companies in the consumer non-goods industry, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER GOODS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER GOODS by showing the variability of PROFUND VP CONSUMER GOODS returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER GOODS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER GOODS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when ProFund VP Consumer Goods sought daily investment results, before fees and expenses, that corresponded to the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
18.46%                 9.26%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER GOODS for one quarter was 13.69% (quarter ended June 30,
2003) and the lowest return was -8.23% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Consumer Goods                  9.26%       3.04%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%      6.04%
Dow Jones U.S. Consumer Goods Index (1)    12.05%      5.78%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Non-Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER GOODS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.99%
                                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                               1.99%
Fee Waivers/Reimbursements**                                         -0.01%
                                                                     ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                              1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER GOODS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Goods      $201          $623         $1,072        $2,316

                                                 ProFund VP Consumer Goods > 39

--------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER SERVICES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER SERVICES INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER SERVICES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER SERVICES INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER SERVICES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER SERVICES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER SERVICES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER SERVICES is also subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER SERVICES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER SERVICES by showing the variability of PROFUND VP CONSUMER SERVICES returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER SERVICES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER SERVICES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when ProFund VP Consumer Services sought daily investment results, before fees and expenses, that corresponded to the Dow Jones U.S. Consumer Cyclical Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
26.80%                 7.61%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER SERVICES for one quarter was 16.78% (quarter ended June 30,
2003) and the lowest return was -2.65% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Consumer Services               7.61%       -0.01%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       6.04%
Dow Jones U.S. Consumer
   Services Index (1)                      11.07%       4.33%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER SERVICES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       1.20%
                                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                               2.20%
Fee Waivers/Reimbursements**                                         -0.22%
                                                                     ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                              1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER SERVICES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
   Consumer Services           $201          $667         $1,160        $2,517

40 < ProFund VP Consumer Services

      --------------------------------------------------------------------------

           PROFUND VP FINANCIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIALS is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased interindustry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIALS by showing the variability of PROFUND VP FINANCIALS returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002                     2003                   2004
------------------------------------------------------
-14.88%                  28.99%                 10.34%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIALS for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Financials                      10.34%      3.18%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%     -0.97%
Dow Jones U.S. Financials Index (1)        13.39%      6.26%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.92%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.92%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Financials          $195          $603         $1,037        $2,243

                                                      ProFund VP Financials > 41

--------------------------------------------------------------------------

PROFUND VP HEALTH CARE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTH CARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTH CARE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTH CARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTH CARE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTH CARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTH CARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTH CARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTH CARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTH CARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTH CARE by showing the variability of PROFUND VP HEALTH CARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTH CARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTH CARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002                   2003                    2004
----------------------------------------------------
-22.69%                 17.42%                 2.36%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTH CARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Health Care                     2.36%       -3.17%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%       -0.97%
Dow Jones U.S. Health Care Index (1)       4.55%       -1.14%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTH CARE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.91%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.91%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTH CARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Health Care         $194          $600         $1,032        $2,233

42 < ProFund VP Health Care

      --------------------------------------------------------------------------

           PROFUND VP INDUSTRIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INDUSTRIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INDUSTRIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIALS is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INDUSTRIALS by showing the variability of PROFUND VP INDUSTRIALS returns from year to year and by comparing average annual total returns of PROFUND VP INDUSTRIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
28.40%                 13.22%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIALS for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Industrials                     13.22%      5.90%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%      6.04%
Dow Jones U.S. Industrials Index (1)       17.25%      9.50%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Industrials Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.99%
                                                                     ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                               1.99%
Fee Waivers/Reimbursements**                                         -0.01%
                                                                     ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                              1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Industrials         $201          $623         $1,072        $2,316

                                                     ProFund VP Industrials > 43

--------------------------------------------------------------------------

PROFUND VP INTERNET

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INTERNET seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES COMPOSITE INTERNET INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INTERNET invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES COMPOSITE INTERNET INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INTERNET may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP
INTERNET will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INTERNET are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP INTERNET is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INTERNET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INTERNET by showing the variability of PROFUND VP INTERNET returns from year to year and by comparing average annual total returns of PROFUND VP INTERNET to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INTERNET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
77.99%                 21.26%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INTERNET for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was -13.95% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Internet                        21.26%      26.43%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       6.04%
Dow Jones Composite Internet Index (1)     24.02%      30.42%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INTERNET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.94%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.94%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INTERNET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Internet            $197          $609         $1,047        $2,264

44 < ProFund VP Internet

      --------------------------------------------------------------------------

           PROFUND VP OIL & GAS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OIL & GAS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. OIL & GAS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OIL & GAS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. OIL & GAS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OIL & GAS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP OIL & GAS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OIL & GAS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP OIL & GAS is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP OIL & GAS'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OIL & GAS by showing the variability of PROFUND VP OIL & GAS returns from year to year and by comparing average annual total returns of PROFUND VP OIL & GAS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OIL & GAS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002                   2003                   2004
---------------------------------------------------
-17.04                 22.27%                 29.36%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OIL & GAS for one quarter was 14.33% (quarter ended December 31,
2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Oil & Gas                       29.36%       5.21%          01/22/01
S&P 500 Index (1)                          10.88%      -0.97%
Dow Jones U.S. Oil & Gas Index (1)         32.43%       8.51%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on
    December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OIL & GAS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.92%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.92%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OIL & GAS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Oil & Gas           $195          $603         $1,037        $2,243

                                                       ProFund VP Oil & Gas > 45

--------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by showing the variability of PROFUND VP PHARMACEUTICALS returns from year to year and by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2003                   2004
-----------------------------
5.60%                  -9.22%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -9.40% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Pharmaceuticals                 -9.22%      -6.76%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       6.04%
Dow Jones U.S. Pharmaceuticals Index (1)   -8.28%      -4.79%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.97%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.97%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Pharmaceuticals     $200          $618         $1,062        $2,296

46 < ProFund VP Pharmaceuticals

      --------------------------------------------------------------------------

           PROFUND VP PRECIOUS METALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES PRECIOUS METALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PRECIOUS METALS by showing the variability of PROFUND VP PRECIOUS METALS returns from year to year and by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
39.23%                -9.92%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -18.22% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Precious Metals                 -9.92%       8.09%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       6.04%
Dow Jones Precious Metals Index (1)(2)     -5.68       12.17
Philadelphia Stock Exchange Gold/Silver
   Sector Index (1)(2)                     -7.70%      12.00%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The ProFund VP Precious Metals' benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund's investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.87%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.87%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Precious Metals     $190          $588         $1,011        $2,190

                                                 ProFund VP Precious Metals > 47

--------------------------------------------------------------------------

PROFUND VP REAL ESTATE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002                  2003                   2004
---------------------------------------------------
0.02%                 33.15%                 27.20%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 13.97% (quarter ended December 31,
2004) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Real Estate                     27.20%      16.86%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%      -0.97%
Dow Jones U.S. Real Estate Index (1)       31.22%      20.56%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.93%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.93%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Real Estate         $196          $606         $1,042        $2,254

48 < ProFund VP Real Estate

      --------------------------------------------------------------------

           PROFUND VP SEMICONDUCTOR

      --------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SEMICONDUCTOR seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. SEMICONDUCTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SEMICONDUCTOR invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. SEMICONDUCTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SEMICONDUCTOR may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP SEMICONDUCTOR will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SEMICONDUCTOR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP SEMICONDUCTOR is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP SEMICONDUCTOR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SEMICONDUCTOR by showing the variability of PROFUND VP SEMICONDUCTOR returns from year to year and by comparing average annual total returns of PROFUND VP SEMICONDUCTOR to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SEMICONDUCTOR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
88.32%                -23.54%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SEMICONDUCTOR for one quarter was 25.22% (quarter ended June 30,
2003) and the lowest return was -23.05% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Semiconductor                   -23.54%     -10.32%         05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                           10.88%       6.04%
Dow Jones U.S. Semiconductor Index (1)     -21.35%      -7.67%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SEMICONDUCTOR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.99%
                                                                     ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.99%
Fee Waivers/Reimbursements**                                         -0.01%
                                                                     ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                              1.98%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SEMICONDUCTOR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Semiconductor       $201          $623         $1,072        $2,316

                                                   ProFund VP Semiconductor > 49

--------------------------------------------------------------------------

PROFUND VP TECHNOLOGY

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002                   2003                   2004
---------------------------------------------------
-40.68%                45.97%                -0.43%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                 ONE         SINCE           INCEPTION
As of December 31, 2004                      YEAR        INCEPTION       DATE
----------------------------------------------------------------------------------
ProFund VP Technology                        -0.43%      -15.44%         01/22/01
----------------------------------------------------------------------------------
S&P 500 Index (1)                            10.88%       -0.97%
Dow Jones U.S. Technology Sector Index (1)    1.76%      -12.93%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.87%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.87%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Technology          $190          $588         $1,011        $2,190

50 < ProFund VP Technology

      --------------------------------------------------------------------------

           PROFUND VP TELECOMMUNICATIONS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002                   2003                  2004
---------------------------------------------------
-37.83%                2.46%                 15.56%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Telecommunications              15.56%      -14.91%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%       -0.97%
Dow Jones U.S. Telecommunications
   Sector Index (1)                        18.70%      -11.12%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.95%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.95%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR         3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Telecommunications  $198          $612         $1,052        $2,275

                                              ProFund VP Telecommunications > 51

--------------------------------------------------------------------------

PROFUND VP UTILITIES

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. UTILITIES SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. UTILITIES SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP UTILITIES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP UTILITIES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP UTILITIES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP UTILITIES is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP UTILITIES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP UTILITIES by showing the variability of PROFUND VP UTILITIES returns from year to year and by comparing average annual total returns of PROFUND VP UTILITIES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP UTILITIES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURNS]

 2002                  2003                  2004
---------------------------------------------------
-23.94%                21.37%                21.07%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP UTILITIES for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Utilities                       21.07%      -2.10%          01/22/01
S&P 500 Index (1)                          10.88%      -0.97%
Dow Jones U.S. Utilities Sector Index (1)  24.04%       0.76%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP UTILITIES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.95%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.95%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP UTILITIES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Utilities           $198          $612         $1,052        $2,275

52 < ProFund VP Utilities

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       ---------------------------------------------------------

                          BOND BENCHMARKED PROFUNDS VP

                       ---------------------------------------------------------

                                                                                 DAILY
PROFUND VP                SECURITY                                             BENCHMARK
U.S. Government Plus      Most recently issued 30-year U.S. Treasury Bond         125%
Rising Rates Opportunity  Most recently issued 30-year U.S. Treasury Bond   125% of the Inverse

                                               Bond Benchmarked ProFunds VP > 53

--------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                  2004
-----------------------------
-2.55%                 8.18%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT Plus for one quarter was 8.71% (quarter ended September 30, 2004) and the lowest return was -8.12% (quarter ended June 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus            8.18%       8.15%           05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)        7.18%       8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)         8.86%       9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.50%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.86%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.61%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP U.S.
   Government Plus             $164          $508         $876          $1,911

54 < Profund VP U.S. Government Plus

      --------------------------------------------------------------------------

           PROFUND VP RISING RATES OPPORTUNITY

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and onequarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and onequarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                  2004
-----------------------------
-4.11%                -10.89%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE         SINCE           INCEPTION
As of December 31, 2004                    YEAR        INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity        -10.89%     -12.86%         05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)          7.18%       8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)           8.86%       9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.75%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.75%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Rising
   Rate Opportunity            $178          $551         $949          $2,062

                                        Profund VP Rising Rates Opportunity > 55

                       This Page Intentionally Left Blank
56

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

> seek current income consistent with liquidity and preservation of capital.

                       ---------------------------------------------------------

                          PROFUND VP MONEY MARKET

                       ---------------------------------------------------------

                                                    Profund VP Money Market > 57

--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollarweighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

> have received the highest short-term rating from two nationally recognized statistical rating organizations;

> have received the highest short-term rating from one rating organization (if only one organization rates the security);

> if unrated, are determined to be of similar quality by ProFund Advisors; or

> have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

> Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returns to lag behind those of similar money market funds.

> Prepayment Risk: When a bond issuer, such as an issuer of assetbacked securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

> Financial Services Industry Concentration Risk: Because PROFUND VP MONEY
  MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2002                  2003                     2004
----------------------------------------------------
0.21%                  0.12%                    0.8%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                  ONE        SINCE         INCEPTION
As of December 31, 2004                       YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
Profund VP Money Market                       0.08%      0.15%         05/01/02

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2004 was 0.72%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.75%
Distribution (12b-1) Fees                                              0.25%
Other Expenses*                                                        0.35%
                                                                       -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                   1.35%

 *"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Money Market        $137          $428         $739          $1,624

58 < Profund VP Money Market

                       ---------------------------------------------------------

                          GENERAL PROFUNDS VP INFORMATION

                       ---------------------------------------------------------
           "Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

                                            General Profunds VP Information > 59

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close.
The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE OR PARIS BOURSE HOLIDAY
SCHEDULE: New Year's Day, Good Friday and Easter Monday, May Day, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day. Please note that holiday schedules are subject to change without notice.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows: Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or

--------------------------------------------------------------------------------
                                                                         CAPITAL
                                             Dividends                    Gains
ProFund Name                                 -----------------------------------
                                             Accrued           Paid        Paid
--------------------------------------------------------------------------------

VP Money Market                              Daily          Monthly     Annually*
--------------------------------------------------------------------------------

VP U.S. Government Plus                      Daily          Monthly     Annually*
--------------------------------------------------------------------------------

VP Real Estate                               Quarterly    Quarterly     Annually*
--------------------------------------------------------------------------------

All other ProFunds VP                        Annually      Annually      Annually
--------------------------------------------------------------------------------

*ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real
 Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company

60 < General Profunds VP Information
would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND
REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

                                        General ProFunds VP Information > 61

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted; after March 18, 2005 through September 16, 2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16, 2005, the index values will move to a full free floatadjusted calculation. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2005, the S&P MidCap 400 Index included companies with capitalizations between $272.4 million and $9.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2005, the Russell 2000 Index included companies with capitalizations between $29.3 million and $6.1 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalizationweighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P MidCap 400/Barra Value Index included 218 companies with capitalizations between $272.4 million and $9.1 billion.

The S&P MIDCAP 400/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of

62 < General ProFunds VP Information

      --------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------

March 31, 2005, the S&P MidCap 400/Barra Growth Index included 182 companies with capitalizations between $592.7 million and $9.1 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Value Index included 356 companies with capitalizations between $44.1 million and $3.0 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Growth Index included 244 companies with capitalizations between $117.1 million and $5.3 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Asia 30 Index included companies with capitalizations between $298.3 million and $109.3 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Europe 30 Index included companies with capitalizations between $276.8 billion and $222.2 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, "blue-chip" U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks, instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component's core business. When such an event necessitates that one component be replaced, the entire index is reviewed.

The NIKKEI 225 STOCK AVERAGE INDEX (Nikkei Index) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Index is calculated from the prices of the 225 Tokyo Stock Exchange (TSE) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei Index are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.

PROFUNDS EUROPE INDEX ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indices of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily U.S. dollar results of the following three indices:

> The Financial Times Stock Exchange 100 Index - A capitalization- weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange;

> The Deutsche Aktienindex - A total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange; and

> The CAC-40 - A capitalization-weighted index of 40 companies listed on the Paris Stock Exchange.

The DOW JONES U.S. BANKS INDEX measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2005, the average capitalization of the Index was approximately $12.4 billion.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2005, the average capitalization of the Index was approximately $5.4 billion.

The DOW JONES U.S. BIOTECHNOLOGY INDEX measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2005, the average capitalization of the Index was approximately $3.7 billion.

The DOW JONES U.S. CONSUMER GOODS INDEX measures the performance of the consumer goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and nondurable household product manufacturers, cosmetic companies, food and tobacco products. As of March 31, 2005, the average capitalization of the Index was approximately $7.8 billion.

The DOW JONES U.S. CONSUMER SERVICES INDEX measures the performance of the consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers,

                                           General ProFunds VP Information > 63

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------
food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of March 31, 2005, the average capitalization of the Index was approximately $6.8 billion.

The DOW JONES U.S. FINANCIALS INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2005, the average capitalization of the Index was approximately $8.6 billion.

The DOW JONES U.S. HEALTH CARE INDEX measures the performance of the health care economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2005, the average capitalization of the Index was approximately $9.0 billion.

The DOW JONES U.S. INDUSTRIALS INDEX measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2005, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES COMPOSITE INTERNET INDEX measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2005, the average capitalization of the Index was approximately $2.8 billion.

The DOW JONES U.S. OIL & GAS INDEX measures the performance of the oil and gas sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2005, the average capitalization of the Index was approximately $12.9 billion.

The DOW JONES U.S. PHARMACEUTICALS INDEX measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2005, the average capitalization of the Index was approximately $24.9 billion.

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum- group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2005 of approximately $4.9 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2005, the average capitalization of the Index was approximately $2.9 billion.

The DOW JONES U.S. SEMICONDUCTOR INDEX measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2005, the average capitalization of the Index was approximately $5.1 billion.

The DOW JONES U.S.TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2005, the average capitalization of the Index was approximately $6.7 billion.

The DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2005, the average capitalization of the Index was approximately $16.3 billion.

The DOW JONES U.S. UTILITIES SECTOR INDEX measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2005, the average capitalization of the Index was approximately $6.0 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
"S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/BarraValue Index," "S&P SmallCap 600/BarraGrowth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones,""Dow 30,""Dow Jones Industrial Average(TM)," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). The "Nikkei 225 Stock Average" is a trademark of Nihon Keizai Shimbun, Inc. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAUSM" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. "New York Board of Trade(R)", "NYBOT(R)", "The U.S. Dollar Index(R)" and "USDX(R)" are trademarks or service marks of the Board of Trade of the City of New York, Inc. and are licensed for use by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

> Sponsor, endorse, sell or promote SECTOR PROFUNDS VP (the "ProFunds VP").

> Recommend that any person invest in the ProFunds VP or any other securities.

64 < General ProFunds VP Information

      --------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------

> Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

> Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

> Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

> The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

> The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

> The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                            General ProFunds VP Information > 65

                       This Page Intentionally Left Blank
66

                       ---------------------------------------------------------

                          PROFUNDS MANAGEMENT

                       ---------------------------------------------------------

           "The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 67

--------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------
Bull                                                             0.75%
Small-Cap                                                        0.75%
OTC                                                              0.75%
Mid-Cap Value                                                    0.75%
Mid-Cap Growth                                                   0.75%
Small-Cap Value                                                  0.75%
Small-Cap Growth                                                 0.75%
Asia 30                                                          0.75%
Europe 30                                                        0.75%
Japan                                                            0.75%
UltraBull                                                        0.75%
UltraMid-Cap                                                     0.75%
UltraSmall-Cap                                                   0.75%
UltraOTC                                                         0.75%
Bear                                                             0.75%
Short Small-Cap                                                  0.68%
Short OTC                                                        0.75%
Banks                                                            0.75%
Basic Materials                                                  0.75%
Biotechnology                                                    0.75%
Consumer Goods                                                   0.75%
Consumer Services                                                0.56%
Financials                                                       0.75%
Health Care                                                      0.75%
Industrials                                                      0.74%
Internet                                                         0.75%
Oil & Gas                                                        0.75%
Pharmaceuticals                                                  0.75%
Precious Metals                                                  0.75%
Real Estate                                                      0.75%
Semiconductor                                                    0.74%
Technology                                                       0.75%
Telecommunications                                               0.75%
Utilities                                                        0.75%
U.S. Government Plus                                             0.50%
Rising Rates Opportunity                                         0.75%
Money Market                                                     0.66%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M.MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, PH.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O. Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, Small-Cap, OTC, Asia 30, Europe 30, Japan, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap and Short OTC.

                                START DATE - LENGTH         BUSINESS EXPERIENCE
NAME AND TITLE                    OF SERVICE                DURING LAST 5 YEARS
-------------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999            ProFund Advisors - Director of
  Director of Portfolio                                     Portfolio since 2004, Assistant
                                                            Director of Portfolio and
                                                            Portfolio Manager from 2000
                                                            to 2004 and Portfolio Manager
                                                            since 1999.
Elisa Petit - Team Leader,      Since 3/02/2000             ProFund Advisors - Team
  Portfolio Manager                                         Leader since April 2002,
                                                            Portfolio Manager since
                                                            March 2000.
Olessia Burner -                Since 8/18/1998             ProFund Advisors - Portfolio
  Portfolio Manager                                         Manager since November
                                                            2004, Portfolio Analyst
                                                            August 1998 to November
                                                            2004.
Howard Rubin - Senior           Since 4/10/2000             ProFund Advisors - Senior
  Portfolio Manager                                         Portfolio Manager since
                                                            November 2004, Portfolio
                                                            Manager April 2000 to
                                                            November 2004.
Erik Benke, CFA - Associate     Since 1/18/2005             ProFund Advisors - Associate
  Portfolio Manager                                         Portfolio Manager since
                                                            January2005;AIMInvestments-
                                                            Trader, October 2001 to
                                                            January 2005; Goldman Sachs'
                                                            Hull Group, LLC - Associate,
                                                            August 1999 to July 2001.

68 < ProFund Management

      --------------------------------------------------------------------

PROFUNDS MANAGEMENT

      --------------------------------------------------------------------

ProFund VP: Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, and all Sector ProFundsVP.

                                                            BUSINESS EXPERIENCE
NAME AND TITLE                  LENGTH OF SERVICE           DURING LAST 5 YEARS
-------------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999            ProFund Advisors - Director
  Director of Portfolio                                     Portfolio since 2004, Assistant
                                                            Director of Portfolio and
                                                            Portfolio Manager from 2000
                                                            to 2004 and Portfolio
                                                            since 1999.
Hratch Najarian - Associate     Since 7/17/2000             ProFund Advisors - Associate
  Portfolio Manager                                         Portfolio Manager since
                                                            November 2004, Portfolio
                                                            Analyst July 2003 to
                                                            November 2004, Junior
                                                            Analyst April 2002 to
                                                            July 2003, Institutional Client
                                                            Services Representative
                                                            July 2000 to April 2002.
Michael Neches -                Since 3/27/2000             ProFund Advisors - Portfolio
  Portfolio Analyst                                         Analyst since November
                                                            Junior Analyst May   2001 to
                                                            November 2004, Portfolio
                                                            Intern March 2000 to May 2001

ProFund VP: U.S. Government Plus, Rising Rates Opportunity

                                                            BUSINESS EXPERIENCE
NAME AND TITLE                  LENGTH OF SERVICE           DURING LAST 5 YEARS
-------------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999            ProFund Advisors - Director
  Director of Portfolio                                     Portfolio since 2004, Assistant
                                                            Director of Portfolio and
                                                            Portfolio Manager from 2000
                                                            to 2004 and Portfolio
                                                            since 1999.
Christian Saarbach -            Since 6/17/2002             ProFund Advisors - Portfolio
  Portfolio Analyst                                         Analyst since November 2004,
                                                            Junior Portfolio Analyst
                                                            June 2002 to November 2004;
                                                            Intern, Salomon Smith Barney
                                                            September 2001 to May 2002;
                                                            Intern, Legg Mason June 2001
                                                            to August 2001 and the Johns
                                                            Hopkins Bloomberg School of
                                                            Public Health June 2000 to
                                                            August 2000 and June 2001
                                                            to August 2001.
Howard Rubin -                  Since 4/10/2000             ProFund Advisors - Senior
  Senior Portfolio Manager                                  Portfolio Manager since
                                                            November 2004, Portfolio
                                                            Manager April 2000 to
                                                            November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------------------
Bull                                                             0.15%
Small-Cap                                                        0.15%
OTC                                                              0.15%
Mid-Cap Value                                                    0.15%
Mid-Cap Growth                                                   0.15%
Small-Cap Value                                                  0.15%
Small-Cap Growth                                                 0.15%
Asia 30                                                          0.15%
Europe 30                                                        0.15%
Japan                                                            0.15%
UltraBull                                                        0.15%
UltraMid-Cap                                                     0.15%
UltraSmall-Cap                                                   0.15%
UltraOTC                                                         0.15%
Bear                                                             0.15%
Short Small-Cap                                                  0.14%
Short OTC                                                        0.15%
Banks                                                            0.15%
Basic Materials                                                  0.15%
Biotechnology                                                    0.15%
Consumer Goods                                                   0.15%
Consumer Services                                                0.11%
Financials                                                       0.15%
Health Care                                                      0.15%
Industrials                                                      0.15%
Internet                                                         0.15%
Oil & Gas                                                        0.15%
Pharmaceuticals                                                  0.15%
Precious Metals                                                  0.15%
Real Estate                                                      0.15%
Semiconductor                                                    0.15%
Technology                                                       0.15%
Telecommunications                                               0.15%
Utilities                                                        0.15%
U.S. Government Plus                                             0.15%
Rising Rates Opportunity                                         0.15%
Money Market                                                     0.13%

                                                        ProFunds Management > 69

                      This Page Intentionally Left Blank
70

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       ---------------------------------------------------------

                          FINANCIAL HIGHLIGHTS

                       ---------------------------------------------------------

                                                       Financial Highlights > 71

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE           MAY 1, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.72                $20.48                $26.94                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.05)(b)             (0.04)(b)             (0.11)(b)
Net realized and unrealized gains (losses)
 on investments                                           2.19                  5.29                (6.42)                (2.95)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               2.25                  5.24                (6.46)                (3.06)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.38)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $27.59                $25.72                $20.48                $26.94
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.83%                25.59%              (23.98)%              (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.78%                 1.87%                 1.91%                 2.25%
Net expenses(d)                                          1.78%                 1.87%                 1.91%                 2.25%
Net investment income (loss)(d)                          0.22%               (0.24)%               (0.18)%               (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $391,257              $223,123               $92,750               $20,586
Portfolio turnover rate(e)                                202%                  392%                  260%                  325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

72 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP SMALL-CAP
================================================================================

                                                                                                               FOR THE PERIOD
                                               FOR THE                FOR THE                 FOR THE             MAY 1, 2001(a)
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED                 THROUGH
                                     DECEMBER 31, 2004      DECEMBER 31, 2003       DECEMBER 31, 2002       DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
   OF PERIOD                                    $31.62                 $22.15                  $28.56                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                     (0.14)(b)              (0.14)(b)               (0.16)(b)               (0.10)(b)
Net realized and unrealized gains
   (losses) on investments                        5.37                   9.61                   (6.25)                  (1.34)
                                              --------               --------                 -------                 -------
Total income (loss) from
   investment activities                          5.23                   9.47                   (6.41)                  (1.44)
                                              --------               --------                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                (0.92)                    --                      --                      --
                                              --------               --------                 -------                 -------
NET ASSET VALUE, END OF PERIOD                  $35.93                 $31.62                  $22.15                  $28.56
                                              ========               ========                 =======                 =======
TOTAL RETURN                                    16.74%                 42.75%                 (22.44)%                (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                1.61%                  1.73%                   1.97%                   2.65%
Net expenses(d)                                  1.61%                  1.73%                   1.97%                   2.25%
Net investment income (loss)(d)                (0.44)%                (0.52)%                 (0.62)%                 (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $147,828               $127,335                 $38,612                 $19,965
Portfolio turnover rate(e)                        161%                   189%                    527%                  2,627%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 73

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP OTC
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.79                $10.76                $17.53                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.12)(b)             (0.22)(b)             (0.23)(b)             (0.27)(b)
Net realized and unrealized gains (losses)
 on investments                                           1.42                  5.25                (6.54)               (12.20)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               1.30                  5.03                (6.77)               (12.47)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.64)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $16.45                $15.79                $10.76                $17.53
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.53%                46.75%              (38.62)%              (41.57)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.87%                 1.95%                 2.03%                 1.91%
Net expenses(d)                                          1.87%                 1.95%                 1.98%                 1.91%
Net investment income (loss)(d)                        (0.75)%               (1.68)%               (1.75)%               (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $157,144              $154,003               $76,250               $70,774
Portfolio turnover rate(e)                                540%                  510%                  534%                  918%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

74 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP LARGE-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.56               $23.25                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)            (0.05)(b)              (0.02)(b)
Net realized and unrealized gains (losses) on investments                 5.02                 8.36                 (6.73)
                                                                      --------              -------               --------
Total income (loss) from investment activities                            4.92                 8.31                 (6.75)
                                                                      --------              -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.61)                    -                     -
                                                                      --------              -------               --------
NET ASSET VALUE, END OF PERIOD                                          $34.87               $31.56                $23.25
                                                                      ========              =======               ========
TOTAL RETURN                                                            15.96%               35.74%               (22.50)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.92%                2.08%                 2.25%
Net expenses(d)                                                          1.92%                1.98%                 1.98%
Net investment income (loss)(d)                                        (0.30)%              (0.20)%               (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $125,416              $50,575               $12,487
Portfolio turnover rate(e)                                                748%               1,012%                1,361%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 75

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP LARGE-CAP GROWTH
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                   $29.80                $23.36                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                           (0.36)(b)             (0.35)(b)              (0.21)(b)
Net realized and unrealized gains (losses) on investments                3.62                  6.87                 (6.43)
                                                                      -------               -------               --------
Total income (loss) from investment activities                           3.26                  6.52                 (6.64)
                                                                      -------               -------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                      (0.72)                (0.08)                      -
                                                                      -------               -------               --------
NET ASSET VALUE, END OF PERIOD                                         $32.34                $29.80                 $23.36
                                                                      ========              =======               ========
TOTAL RETURN                                                           11.08%                27.91%               (22.13)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                       1.94%                 2.02%                  2.22%
Net expenses(d)                                                         1.94%                 1.98%                  1.98%
Net investment income (loss)(d)                                       (1.20)%               (1.31)%                (1.32)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $75,078               $46,561                $15,064
Portfolio turnover rate(e)                                               792%                  678%                 1,594%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

76 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.97                $21.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.16)(b)             (0.22)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 5.92                  7.68                (8.40)
                                                                      --------              --------              --------
Total income (loss) from investment activities                            5.76                  7.46                (8.49)
                                                                      --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.19)                    --                    --
                                                                      --------              --------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.54                $28.97                $21.51
                                                                      ========              ========              ========
TOTAL RETURN                                                            20.12%                34.68%              (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                 2.08%                 2.45%
Net expenses(d)                                                          1.95%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.53)%               (0.87)%               (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,162              $147,174               $29,165
Portfolio turnover rate(e)                                                819%                  906%                1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 77

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.35                $23.34                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.44)(b)             (0.37)(b)             (0.21)(b)
Net realized and unrealized gains (losses) on investments                 6.57                  8.38                (6.45)
                                                                      --------              --------               -------
Total income (loss) from investment activities                            6.13                  8.01                (6.66)
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.40)                    --                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $36.08                $31.35                $23.34
                                                                      ========              ========               =======
TOTAL RETURN                                                            19.80%                34.32%               22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.90%                 2.00%                 2.20%
Net expenses(d)                                                          1.90%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.32)%               (1.36)%               (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $210,984              $153,401               $23,968
Portfolio turnover rate(e)                                                979%                  785%                1,260%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

78 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP ASIA 30
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $38.76                $23.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.11(b)               0.17(b)               0.06(b)
Net realized and unrealized gains (losses) on investments               (0.38)                 15.09                (6.55)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (0.27)                 15.26                (6.49)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.12)                (0.01)                    --
Net realized gains on investments                                       (1.07)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (1.19)                (0.01)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $37.30                $38.76                $23.51
                                                                       =======               =======              ========
TOTAL RETURN                                                           (0.54)%                64.92%              (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.93%                 2.03%
Net expenses(d)                                                          1.86%                 1.93%                 1.98%
Net investment income (loss)(d)                                          0.29%                 0.54%                 0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $41,545               $49,138               $18,576
Portfolio turnover rate(e)                                                473%                  831%                1,321%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 79

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $24.96       $18.01       $24.26       $31.98       $36.82
   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                      0.03(a)      0.05(a)      0.07(a)    (0.04)(a)      0.09(a)
   Net realized and unrealized gains (losses) on investments         3.53         6.92       (6.32)       (7.68)       (4.79)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    3.56         6.97       (6.25)       (7.72)       (4.70)
                                                                 --------     --------     --------     --------     --------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (0.03)       (0.02)           --           --           --
   Net realized gains on investments                               (0.21)           --           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------
   Total distributions                                             (0.24)       (0.02)           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                  $28.28       $24.96       $18.01       $24.26       $31.98
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.32%       38.73%     (25.76)%     (24.14)%     (12.75)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.78%        1.91%        2.03%        1.89%        1.65%
   Net expenses                                                     1.78%        1.91%        1.98%        1.89%        1.65%
   Net investment income (loss)                                     0.12%        0.25%        0.33%      (0.14)%        0.26%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $140,608     $142,019      $33,119      $52,253      $25,004
   Portfolio turnover rate(b)                                        319%         376%       1,280%       1,002%       1,434%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

80 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP JAPAN
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.84                $21.96                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.21)(b)             (0.28)(b)             (0.14)(b)
Net realized and unrealized gains (losses) on investments                 2.20(c)               6.16                (7.90)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            1.99                  5.88                (8.04)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.21)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $27.62                $27.84                $21.96
                                                                       =======               =======              ========
TOTAL RETURN                                                             7.56%                26.78%              (26.80)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.85%                 1.95%                 2.06%
Net expenses(e)                                                          1.85%                 1.95%                 1.98%
Net investment income (loss)(e)                                        (0.72)%               (1.12)%               (0.85)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $27,659               $25,188                $3,072
Portfolio turnover rate(f)                                                  --                    --                    --(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 81

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.19                $14.51                $22.71                $30.00
                                                       -------               -------              --------              --------
INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.02(b)             (0.05)(b)             (0.08)(b)             (0.09)(b)
Net realized and unrealized gains (losses)
 on investments                                           3.55                  7.73                (8.12)                (7.20)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               3.57                  7.68                (8.20)                (7.29)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (2.92)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $22.84                $22.19                $14.51                $22.71
                                                       =======               =======              ========              ========
TOTAL RETURN                                            17.18%                52.93%              (36.11)%              (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.89%                 2.07%                 2.12%                 1.94%
Net expenses(d)                                          1.89%                 1.84%                 1.98%                 1.94%
Net investment income (loss)(d)                          0.11%               (0.32%)               (0.46%)               (0.42%)

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $96,514               $68,318               $42,288               $64,186
Portfolio turnover rate(e)                                830%                1,124%                1,249%                  682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

82 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.46                $17.32                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.23)(b)             (0.20)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 8.14                 12.34               (12.59)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            7.91                 12.14               (12.68)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.00)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $35.37                $29.46                $17.32
                                                                       =======               =======              ========
TOTAL RETURN                                                            27.70%                70.09%              (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.08%                 2.36%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.72)%               (0.88)%               (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $88,463               $38,653               $20,777
Portfolio turnover rate(e)                                                602%                1,202%                2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 83

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $29.20       $14.64       $25.51       $27.61       $35.99

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.21)(a)    (0.14)(a)    (0.16)(a)    (0.17)(a)    (0.04)(a)
   Net realized and unrealized gains (losses) on investments         8.39        14.70      (10.71)       (1.93)       (7.90)
                                                                 --------      -------     --------      -------     --------
   Total income (loss) from investment activities                    8.18        14.56      (10.87)       (2.10)       (7.94)
                                                                 --------      -------     --------      -------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               --           --           --           --       (0.02)
   Net realized gains on investments                               (6.63)           --           --           --       (0.42)
                                                                 --------      -------     --------      -------     --------
   Total distributions                                             (6.63)           --           --           --       (0.44)
                                                                 --------      -------     --------      -------     --------
   NET ASSET VALUE, END OF PERIOD                                  $30.75       $29.20       $14.64       $25.51       $27.61
                                                                 ========      =======     ========      =======     ========
   TOTAL RETURN                                                    31.07%       99.45%     (42.61)%      (7.61)%     (22.14)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.94%        2.00%        2.15%        2.11%        2.24%
   Net expenses                                                     1.94%        1.98%        1.98%        2.11%        1.95%
   Net investment income (loss)                                   (0.68)%      (0.66)%      (0.78)%      (0.69)%      (0.12)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $173,846      $88,165      $30,561      $89,041      $33,388
   Portfolio turnover rate(b)                                        481%         572%       1,511%         842%       1,971%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

84 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                             $3.04        $1.50        $4.83       $15.44       $70.93

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.02)(a)    (0.04)(a)    (0.04)(a)    (0.11)(a)    (0.40)(a)
   Net realized and unrealized gains (losses) on investments         0.40         1.58       (3.29)      (10.50)      (51.29)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    0.38         1.54       (3.33)      (10.61)      (51.69)
                                                                 --------     --------     --------     --------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments                               (0.34)           --           --           --       (3.80)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                   $3.08        $3.04        $1.50        $4.83       $15.44
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.10%      102.67%     (68.94)%     (68.72)%     (73.37)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.88%        1.97%        2.08%        1.95%        1.65%
   Net expenses                                                     1.88%        1.94%        1.98%        1.95%        1.65%
   Net investment income (loss)                                   (0.61)%      (1.59)%      (1.64)%      (1.60)%      (0.79)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $151,620     $114,077      $53,188     $102,131     $115,498
   Portfolio turnover rate(b)                                        504%         768%         982%         465%         683%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 85

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $31.89                $42.29                $35.07                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.22)(b)             (0.36)(b)             (0.23)(b)               0.26(b)
Net realized and unrealized gains (losses)
 on investments                                         (3.06)               (10.04)                  7.53                  4.81
                                                      --------              --------               -------               -------
Total income (loss) from investment
 activities                                             (3.28)               (10.40)                  7.30                  5.07
                                                      --------              --------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       --                    --                (0.08)                    --
                                                      --------              --------               -------               -------
NET ASSET VALUE, END OF PERIOD                          $28.61                $31.89                $42.29                $35.07
                                                      ========              ========               =======               =======
TOTAL RETURN                                          (10.29)%              (24.59)%                20.82%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.90%                 1.98%                 2.03%                 1.89%
Net expenses(d)                                          1.90%                 1.98%                 1.98%                 1.89%
Net investment income (loss)(d)                        (0.70)%               (0.96)%               (0.57)%                 0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,887               $54,301               $77,938               $37,290
Portfolio turnover rate(e)                                  --                    --                    --(f)             1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

86 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE       SEPTEMBER 3, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003       DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $18.82                $28.74                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.11)(b)             (0.20)(b)               (0.02)(b)
Net realized and unrealized gains (losses) on investments               (1.59)                (9.72)                  (1.24)
                                                                       -------              --------                 -------
Total income (loss) from investment activities                          (1.70)                (9.92)                  (1.26)
                                                                       -------              --------                 -------
NET ASSET VALUE, END OF PERIOD                                          $17.12                $18.82                  $28.74
                                                                       =======              ========                 =======
TOTAL RETURN                                                           (9.03)%              (34.52)%                 (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.28%                 2.71%                   1.73%
Net expenses(d)                                                          1.98%                 1.98%                   1.73%
Net investment income (loss)(d)                                        (0.62)%               (0.80)%                 (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $6,934                  $125                  $2,173
Portfolio turnover rate(e)                                                  --                    --                      --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 87

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.71                $33.37                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.13)(b)             (0.24)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.17)               (12.21)                  3.46
                                                                      --------              --------               -------
Total income (loss) from investment activities                          (2.30)               (12.45)                  3.37
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                       --                (0.21)                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $18.41                $20.71                $33.37
                                                                      ========              ========               =======
TOTAL RETURN                                                          (11.11)%              (37.31)%                11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.99%                 1.96%
Net expenses(d)                                                          1.86%                 1.98%                 1.96%
Net investment income (loss)(d)                                        (0.62)%               (0.93)%               (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $16,213               $31,524               $14,030
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

88 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP BANKS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE       MAY 1, 2002 (a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $33.11                $25.98                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.50(b)               0.38(b)               0.19(b)
Net realized and unrealized gains (losses) on investments                 3.39                  7.25                (4.21)
                                                                       -------                ------              --------
Total income (loss) from investment activities                            3.89                  7.63                (4.02)
                                                                       -------                ------              --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.19)                (0.50)                    --
                                                                       -------                ------              --------
NET ASSET VALUE, END OF PERIOD                                          $36.81                $33.11                $25.98
                                                                       =======                ======              ========
TOTAL RETURN                                                            11.77%                29.39%              (13.40)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.98%                 2.30%                 2.11%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                          1.46%                 1.30%                 1.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $13,140                $5,759                $5,782
Portfolio turnover rate(e)                                              1,003%                1,457%                1,183%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 89

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $33.74                $25.66                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.02(b)               0.22(b)               0.23(b)
Net realized and unrealized gains (losses) on investments                 3.40(c)               7.88                (4.57)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            3.42                  8.10                (4.34)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.10)                (0.02)                    --
Net realized gains on investments                                       (0.88)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.98)                (0.02)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $36.18                $33.74                $25.66
                                                                       =======               =======              ========
TOTAL RETURN                                                            10.22%                31.58%              (14.47)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.96%                 2.03%                 2.21%
Net expenses(e)                                                          1.96%                 1.97%                 1.98%
Net investment income (loss)(e)                                          0.06%                 0.75%                 1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $25,614               $50,929                $3,851
Portfolio turnover rate(f)                                                783%                1,009%                2,498%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

90 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                      FOR THE               FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                   YEAR ENDED            YEAR ENDED            YEAR ENDED                THROUGH
                                            DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                   $21.96                $15.71                $25.44                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                           (0.41)(b)             (0.37)(b)             (0.35)(b)              (0.48)(b)
Net realized and unrealized gains
 (losses) on investments                                 2.25                  6.62                (9.19)                 (4.08)
                                                      -------               -------              --------               --------
Total income (loss) from investment
 activities                                              1.84                  6.25                (9.54)                 (4.56)
                                                      -------               -------              --------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                      (4.62)                    --                (0.19)                     --
                                                      -------               -------              --------               --------
NET ASSET VALUE, END OF PERIOD                         $19.18                $21.96                $15.71                 $25.44
                                                      =======               =======              ========               ========
TOTAL RETURN                                            9.73%                39.78%              (37.51)%               (15.20)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                       1.98%                 2.04%                 2.16%                  2.03%
Net expenses(d)                                         1.98%                 1.98%                 1.98%                  2.03%
Net investment income (loss)(d)                       (1.88)%               (1.87)%                 1.91%                (1.98)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $24,832               $14,342               $14,246                $44,247
Portfolio turnover rate(e)                               788%                  848%                1,049%                 1,044%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 91

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP CONSUMER GOODS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.53                $25.11                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.07(b)               0.04(b)               0.04(b)
Net realized and unrealized gains (losses) on investments                 2.54(c)               4.59                (4.93)
                                                                        ------                ------              --------
Total income (loss) from investment activities                            2.61                  4.63                (4.89)
                                                                        ------                ------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.03)                (0.21)                    --
Net realized gains on investments                                       (2.11)                    --                    --
                                                                        ------                ------              --------
Total distributions                                                     (2.14)                (0.21)                    --
                                                                        ------                ------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.00                $29.53                $25.11
                                                                        ======                ======              ========
TOTAL RETURN                                                             9.26%                18.46%              (16.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.99%                 2.33%                 2.10%
Net expenses(e)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(e)                                          0.24%                 0.13%                 0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,970                $2,406                $4,952
Portfolio turnover rate(f)                                              1,547%                1,472%                1,057%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

92 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.87                $21.98                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.29)(b)             (0.30)(b)             (0.17)(b)
Net realized and unrealized gains (losses) on investments                 2.41                  6.19                (7.85)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.12                  5.89                (8.02)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $29.99                $27.87                $21.98
                                                                       =======               =======              ========
TOTAL RETURN                                                             7.61%                26.80%              (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.20%                 2.33%                 2.65%
Net expenses(d)                                                          1.98%                 1.96%                 1.98%
Net investment income (loss)(d)                                        (1.03)%               (1.19)%               (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,878                $3,777                $3,439
Portfolio turnover rate(e)                                              1,256%                2,100%                2,644%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 93

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP FINANCIALS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $30.72                $23.85                $28.02                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.20(b)               0.11(b)               0.06(b)               0.04(b)
Net realized and unrealized gains (losses)
 on investments                                           2.97                  6.80                (4.23)                (2.02)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               3.17                  6.91                (4.17)                (1.98)
                                                       -------               -------              --------               -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.09)                (0.04)                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $33.80                $30.72                $23.85                $28.02
                                                       =======               =======              ========               =======
TOTAL RETURN                                            10.34%                28.99%              (14.88)%               (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.92%                 2.07%                 2.14%                 2.10%
Net expenses(d)                                          1.92%                 1.98%                 1.98%                 2.10%
Net investment income (loss)(d)                          0.63%                 0.42%                 0.22%                 0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,767               $21,024               $11,898               $20,089
Portfolio turnover rate(e)                                595%                  726%                1,341%                1,330%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

94 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP HEALTH CARE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.81                $21.98                $28.43                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.13)(b)             (0.15)(b)             (0.13)(b)             (0.30)(b)
Net realized and unrealized gains (losses)
 on investments                                           0.74(c)               3.98                (6.32)                (1.27)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               0.61                  3.83                (6.45)                (1.57)
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $26.42                $25.81                $21.98                $28.43
                                                       =======               =======              ========               =======
TOTAL RETURN                                             2.36%                17.42%              (22.69)%               (5.23)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.91%                 2.04%                 2.14%                 2.06%
Net expenses(e)                                          1.91%                 1.97%                 1.98%                 2.06%
Net investment income (loss)(e)                        (0.51)%               (0.63)%               (0.54)%               (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $40,017               $25,286               $14,622               $33,227
Portfolio turnover rate(f)                                464%                  877%                  897%                1,032%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year. (e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 95

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP INDUSTRIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $30.88                $24.05                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.04)(b)             (0.01)(b)             (0.01)(b)
Net realized and unrealized gains (losses) on investments                 4.06                  6.84                (5.94)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            4.02                  6.83                (5.95)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.81)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.09                $30.88                $24.05
                                                                       =======               =======              ========
TOTAL RETURN                                                            13.22%                28.40%              (19.83)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.99%                 2.25%                 2.65%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.14)%               (0.05)%               (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,459               $11,751                $1,134
Portfolio turnover rate(e)                                              1,159%                1,997%                  906%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

96 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP INTERNET
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $45.81                $25.99                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.93)(b)             (0.75)(b)             (0.35)(b)
Net realized and unrealized gains (losses) on investments                10.53                 21.02                (3.66)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            9.60                 20.27                (4.01)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.09)                (0.45)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $54.32                $45.81                $25.99
                                                                       =======               =======              ========
TOTAL RETURN                                                            21.26%                77.99%              (13.37)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.01%                 2.04%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.94)%               (1.97)%               (1.97)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $41,995               $14,882               $28,880
Portfolio turnover rate(e)                                                949%                  803%                  505%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 97

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP OIL & GAS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $28.33                $23.17                $27.93                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b),(c)                     (0.05)(b)             (0.01)(b)             (0.05)(b)                 --

Net realized and unrealized gains (losses)
 on investments                                           8.37                  5.17                (4.71)                (2.07)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               8.32                  5.16                (4.76)                (2.07)
                                                       -------               -------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.02)                    --                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $36.63                $28.33                $23.17                $27.93
                                                       =======               =======              ========               =======
TOTAL RETURN                                            29.36%                22.27%              (17.04)%               (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.92%                 2.09%                 2.16%                 2.05%
Net expenses(e)                                          1.92%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(e)                        (0.16)%               (0.05)%               (0.18)%               (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $85,137               $44,398               $19,283               $24,007
Portfolio turnover rate(f)                                470%                1,091%                1,632%                1,169%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

98 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $25.93                $25.96                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.08(b)             (0.09)(b)                 --(b),(c)
Net realized and unrealized gains (losses) on investments               (2.47)                  1.51(d)             (4.04)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (2.39)                  1.42                (4.04)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                           --                (1.45)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $23.54                $25.93                $25.96
                                                                       =======               =======              ========
TOTAL RETURN                                                           (9.22)%                 5.60%              (13.47)%(e)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)                                                        1.97%                 2.06%                 2.12%
Net expenses(f)                                                          1.97%                 1.98%                 1.98%
Net investment income (loss)(f)                                          0.32%               (0.33)%               (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,803               $11,851                $3,414
Portfolio turnover rate(g)                                              1,223%                2,569%                1,709%(e)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e) Not annualized for periods less than one year.
(f) Annualized for periods less than one year.
(g) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 99

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $40.99                $29.44                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.20)(b)             (0.31)(b)             (0.07)(b)
Net realized and unrealized gains (losses) on investments               (3.64)                 11.86                (0.49)
                                                                       -------               -------               -------
Total income (loss) from investment activities                          (3.84)                 11.55                (0.56)
                                                                       -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (4.57)                    --                    --
                                                                       -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                          $32.58                $40.99                $29.44
                                                                       =======               =======               =======
TOTAL RETURN                                                           (9.92)%                39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                 1.98%                 1.98%
Net expenses(d)                                                          1.87%                 1.97%                 1.98%
Net investment income (loss)(d)                                        (0.58)%               (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $60,432               $76,218               $55,639
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

100 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $40.89                $31.16                $32.72                $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)                              1.04(b)               1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses)
 on investments                                           9.86                  9.14                (1.34)                  1.19
                                                       -------               -------               -------               -------
Total income (loss) from investment
 activities                                              10.90                 10.23                  0.04                  2.72
                                                       -------               -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                   (0.82)                (0.50)                (1.37)                    --
Net realized gains on investments                       (0.38)                    --                    --                    --
Return of capital                                       (0.10)                    --                (0.23)                    --
                                                       -------               -------               -------               -------
Total distributions                                     (1.30)                (0.50)                (1.60)                    --
                                                       -------               -------               -------               -------

NET ASSET VALUE, END OF PERIOD                          $50.49                $40.89                $31.16                $32.72
                                                       =======               =======               =======               =======
TOTAL RETURN                                            27.20%                33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(d)                                        1.93%                 2.02%                 2.13%                 1.99%
Net expenses(d)                                          1.93%                 1.98%                 1.98%                 1.99%
Net investment income (loss)(d)                          2.35%                 3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)                      $79,668               $39,613               $20,920               $39,414
Portfolio turnover rate(e)                              1,184%                1,113%                1,163%                  753%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 101

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP SEMICONDUCTOR
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.34                $15.58                $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)                                            (0.39)(b)             (0.41)(b)             (0.24)(b)
Net realized and unrealized gains (losses) on investments               (6.54)                 14.17               (14.18)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (6.93)                 13.76               (14.42)
                                                                      --------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains on investments                                       (0.41)                    --                    --
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $22.00                $29.34                $15.58
                                                                      ========               =======              ========
TOTAL RETURN                                                          (23.54)%                88.32%              (48.07)%(c)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(d)                                                        1.99%                 2.05%                 2.33%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.58)%               (1.72)%               (1.89)%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)                                      $10,851               $18,332                $3,790
Portfolio turnover rate(e)                                              1,460%                1,364%                  886%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

102 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.56                $10.66                $17.97                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.20)(b)             (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses)
 on investments                                         (0.14)(c)               5.10                (7.07)               (11.69)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                             (0.08)                  4.90                (7.31)               (12.03)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net realized gains on investments                       (0.18)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $15.30                $15.56                $10.66                $17.97
                                                       =======               =======              ========              ========
TOTAL RETURN                                           (0.43)%                45.97%              (40.68)%              (40.10)%(d)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(e)                                        1.87%                 1.93%                 2.27%                 2.10%
Net expenses(e)                                          1.87%                 1.93%                 1.98%                 2.10%
Net investment income (loss)(e)                          0.40%               (1.47)%               (1.77)%               (1.91)%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)                      $24,476               $30,631               $15,271               $15,410
Portfolio turnover rate(f)                                497%                  702%                1,208%                2,548%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses on investments during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 103

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $13.74                $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)                              0.21(b)               0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses)
 on investments                                           1.91                  0.02(c)             (8.06)                (8.15)
                                                       -------                ------              --------              --------
Total income (loss) from investment
 activities                                               2.12                  0.33                (8.16)                (8.43)
                                                       -------                ------              --------              --------

DISTRIBUTION TO SHAREHOLDERS FROM:

Net investment income                                   (0.13)                    --                    --                    --
Net realized gains on investments                       (0.48)                    --                    --                    --
                                                       -------                ------              --------              --------
Total distributions                                     (0.61)                    --                    --                    --
                                                       -------                ------              --------              --------

NET ASSET VALUE, END OF PERIOD                          $15.25                $13.74                $13.41                $21.57
                                                       =======                ======              ========              ========
TOTAL RETURN                                            15.56%                 2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(e)                                        1.95%                 2.06%                 2.19%                 2.17%
Net expenses(e)                                          1.95%                 1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                          1.42%                 2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)                      $17,894                $7,488               $16,796                $4,150
Portfolio turnover rate(f)                              1,048%                1,508%                1,290%                2,830%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

104 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP UTILITIES
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.38                $18.78                $24.69                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.43(b)               0.40(b)               0.51(b)               0.39(b)
Net realized and unrealized gains (losses)
 on investments                                           4.26                  3.61                (6.42)                (5.70)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               4.69                  4.01                (5.91)                (5.31)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                   (0.17)                (0.41)                    --                    --
Net realized gains on investments                       (0.35)                    --                    --                    --
                                                       -------               -------              --------              --------
Total distributions                                     (0.52)                (0.41)                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $26.55                $22.38                $18.78                $24.69
                                                       =======               =======              ========              ========
TOTAL RETURN                                            21.07%                21.37%              (23.94)%              (17.70)%(c)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(d)                                        1.95%                 2.06%                 2.17%                 2.05%
Net expenses(d)                                          1.95%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(d)                          1.78%                 1.98%                 2.31%                 1.44%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)                      $51,964               $22,653               $26,026               $13,420
Portfolio turnover rate(e)                                569%                1,134%                1,461%                1,008%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 105

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.66                $34.12                $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)                                              0.25(b)               0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments                 2.09(c)             (0.90)                  4.89
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.34                (0.84)                  5.01
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                                                   (0.25)                (0.06)                (0.89)
Net realized gains on investments                                           --                (3.23)                    --
Return of capital                                                       (0.01)                (1.33)                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.26)                (4.62)                (0.89)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.74                $28.66                $34.12
                                                                       =======               =======              ========
TOTAL RETURN                                                             8.18%               (2.55)%                16.90%(d)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(e)                                                        1.61%                 1.74%                 1.71%
Net expenses(e)                                                          1.61%                 1.73%                 1.71%
Net investment income (loss)(e)                                          0.86%                 0.18%                 0.56%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)                                      $43,605               $36,776              $124,928
Portfolio turnover rate(f)                                              1,258%                  526%                  269%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

106 < Financial Highlights

      --------------------------------------------------------------------------

           FINANCIAL HIGHLIGHTS
           Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:

Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 107

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

                                                                                                               FOR THE PERIOD
                                               FOR THE                FOR THE                 FOR THE        OCTOBER 29, 2001(a)
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED                 THROUGH
                                     DECEMBER 31, 2004      DECEMBER 31, 2003       DECEMBER 31, 2002       DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD            $1.000                 $1.000                  $1.000                  $1.000

INVESTMENT ACTIVITIES:

Net investment income (loss)                     0.001                  0.001                   0.002                   0.001
                                               -------                -------                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income                           (0.001)                (0.001)                 (0.002)                 (0.001)
                                               -------                -------                 -------                 -------
NET ASSET VALUE, END OF PERIOD                  $1.000                 $1.000                  $1.000                  $1.000
                                               =======                =======                 =======                 =======
TOTAL RETURN                                     0.08%                  0.12%                   0.21%                   0.08%(b)

RATIOS TO AVERAGE NET ASSETS:

Gross expenses(c)                                1.35%                  1.43%                   1.51%                   1.60%
Net expenses(c)                                  1.15%                  0.93%                   1.32%                   1.60%
Net investment income (loss)(c)                  0.05%                  0.12%                   0.22%                   0.27%

SUPPLEMENTAL DATA:

Net assets, end of period (000's)              $30,701                $45,786                 $69,179                 $60,980

--------------------------------------------------------------------------------
(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

108 < Financial Highlights

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank
110

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

MAY 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BEAR & BULL](R)
      PROFUNDS(R)

Not just funds, Profunds(SM)

CLASSIC PROFUNDS VP

Bull
Small-Cap
Europe 30

BOND BENCHMARKED PROFUND VP

Rising Rates Opportunity

                       This Page Intentionally Left Blank

TABLE OF CONTENTS

 4     PROFUNDS VP OVERVIEW

 5     STRATEGIES AND RISKS

11     CLASSIC PROFUNDS VP
12        Bull
13        Small-Cap
14        Europe 30

15     BOND BENCHMARKED PROFUND VP
16        Rising Rates Opportunity

17     GENERAL PROFUNDS VP INFORMATION

21     PROFUNDS MANAGEMENT

25     FINANCIAL HIGHLIGHTS

[LOGO OF BEAR & BULL](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------------------
PROFUND VP      INDEX                         DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------------------
Bull            S&P 500 Index(R)                Match (100%)         Diverse, widely traded, large capitalization

Small-Cap       Russell 2000(R) Index           Match (100%)         Diverse, small capitalization

Europe 30       ProFunds Europe 30 Index        Match (100%)         Companies whose principal offices are located in European
                                                                     countries, whose securities are traded in the U.S.

BOND BENCHMARKED PROFUND VP

Bond Benchmarked ProFund VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) or the inverse daily performance of the price of the most recently issued 30-year U.S. Treasury Bond.

------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                   SECURITY                           DAILY BENCHMARK       DESCRIPTION OF SECURITY OR INDEX
------------------------------------------------------------------------------------------------------------------------------
Rising Rates Opportunity     Most recently issued 30-year     125% of the Inverse     U.S. Treasury securities
                             U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP Bull has a daily benchmark that corresponds to the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

                       ---------------------------------------------------------

                            PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                            "In seeking to achieve each ProFund VP's investment

                            objective, ProFund Advisors takes positions in

                            securities and other financial instruments that

                            ProFund Advisors believes, in combination, should

                            simulate the movement of its benchmark."

                                            ProFunds VP Strategies and Risks > 5

--------------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the PROFUND VP SMALL CAP and PROFUND VP EUROPE 30 seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced;2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities;
5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other

6 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. The PROFUND VP RISING RATES OPPORTUNITY is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent this ProFund VP from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (ProFund VP Rising Rates Opportunity). The ProFund VP may invest in debt instruments, and may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in the ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which the ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices.

EXCHANGE RATE RISK (ProFund VP Europe 30). Changes in foreign currency exchange rates may affect the value of the ProFund VP's investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

EQUITY RISK (Each Classic ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease.

FOREIGN CURRENCY RISK (ProFund VP Europe 30). Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of the ProFund VP may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN INVESTMENT RISK (ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by the ProFund VP may be impacted by fluctuations in foreign currencies, as described under Exchange Rate Risk and Foreign Currency Risk. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFund VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Europe 30). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK (ProFunds VP Rising Rates Opportunity). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (ProFunds VP Rising Rates Opportunity). PROFUND VP RISING RATES OPPORTUNITY should lose value as the index or security underlying the ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

LEVERAGE RISK (ProFunds VP Rising Rates Opportunity). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the PROFUND VP RISING RATES OPPORTUNITY should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the security underlying its benchmark increases (adverse market conditions for this ProFund VP). The ProFunds seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by the ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If the ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFund VP's uses of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower the ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies'share prices.

VOLATILITY RISK (ProFunds VP Rising Rates Opportunity). The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i)ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions.
   Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose objective          Fund B: A fund whose objective
   is to seek daily investment             is to seek daily investment
   results, before fees and                results, before fees and
   expenses, that correspond to            expenses, that correspond to
   the daily performance of                twice (200%) the daily performance
   an index.                               of an index.

   On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                            ProFunds VP Strategies and Risks > 9

                       This Page Intentionally Left Blank

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

                       ---------------------------------------------------------

                            CLASSIC PROFUNDS VP

                       ---------------------------------------------------------

                                                                       DAILY
PROFUND VP             INDEX                                         BENCHMARK
--------------------------------------------------------------------------------
Bull                   S&P 500 Index                                Match (100%)
Small-Cap              Russell 2000 Index                           Match (100%)
Europe 30              ProFunds Europe 30 Index                     Match (100%)

                                                        Classic ProFunds VP > 11

---------------------------------------------------------------------------

PROFUND VP BULL

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

  2002              2003           2004
----------------------------------------
-23.98%            25.59%          8.83%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Bull                           8.83%     -1.87%         05/01/01
-----------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%      0.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR     3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
ProFund VP Bull                $181        $560      $964       $2,095

12 < ProFund VP Bull

      --------------------------------------------------------------------------

           PROFUND VP SMALL-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

  2002             2003            2004
----------------------------------------
-22.44%           42.75%          16.74%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Small-Cap                     16.74%     5.82%          05/01/01
-----------------------------------------------------------------------------
RUSSELL 2000 Index (1)                   18.44%     9.55%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.61%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.61%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------
ProFund VP Small-Cap    $164       $508       $876       $1,911

                                                       ProFund VP Small-Cap > 13

--------------------------------------------------------------------------

PROFUND VP EUROPE 30

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

              [CHART OF ANNUAL RETURNS]

  2000        2001        2002       2003       2004
-----------------------------------------------------
-12.75%     -24.14%     -25.76%     38.73%     14.32%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE         FIVE        SINCE          INCEPTION
As of December 31, 2004                  YEAR        YEAR        INCEPTION      DATE
------------------------------------------------------------------------------------------
ProFund VP Europe 30                     14.32%     -4.87%       -0.85%         10/18/99
ProFunds Europe 30 Index (1)             16.99%     -0.63%        3.47%
------------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index (1)(2)          13.97%     -5.30%       -1.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------
ProFund VP Europe 30        $181         $560         $964         $2,095

14 < ProFund VP Europe 30

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       ---------------------------------------------------------

                             BOND BENCHMARKED PROFUNDS VP

                       ---------------------------------------------------------

                                                                    DAILY
PROFUND VP                      SECURITY                          BENCHMARK
--------------------------------------------------------------------------------
Rising Rates Opportunity        Most recently issued         125% of the Inverse
                                30-year U.S. Treasury Bond

                                               Bond Benchmarked ProFunds VP > 15

--------------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and onequarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

 [CHART ANNUAL RETURN]

 2003             2004
-----------------------
-4.11%          -10.89%

      [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity      -10.89%        -12.86%        05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)        7.18%          8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)         8.86%          9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------

Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.75%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.75%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Rising
  Rate Opportunity             $178         $551          $949          $2,062

16 < Profund VP U.S. Government Plus

                       ---------------------------------------------------------

                            GENERAL PROFUNDS VP INFORMATION

                       ---------------------------------------------------------

                            "Purchases, redemptions and exchanges of shares are

                            effected at the net asset value per share next

                            determined after a purchase order, redemption or

                            exchange request is received in good order."

                                            General ProFunds VP Information > 17

--------------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. PROFUND VP RISING RATES OPPORTUNITY may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, PROFUND VP RISING RATES OPPORTUNITY will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example:(i)market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv)other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated:New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on

-----------------------------------------------------------------------
                                                             Capital
                                       Dividends              Gains
                               ----------------------------------------
ProFund Name                    Accrued       Paid            Paid
-----------------------------------------------------------------------
All ProFunds VP                Annually      Annually       Annually
-----------------------------------------------------------------------

transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of

18 < General ProFunds VP Information

             -------------------------------------------------------------------

                  GENERAL PROFUNDS VP INFORMATION

             -------------------------------------------------------------------

0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND
REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through " a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented

                                            General ProFunds VP Information > 19

--------------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to with-holding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted; after March 18, 2005 through September 16, 2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16,2005, the index values will move to a full free float-adjusted calculation.
Reconstitution occurs both on a quarterly and ongoing basis.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2005, the Russell 2000 Index included companies with capitalizations between $29.3 million and $6.1 billion.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March31, 2005, the ProFunds Europe 30 Index included companies with capitalizations between $276.8 billion and $222.2 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Russell 2000(R)Index" is a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

20 < General ProFunds VP Information

                       ---------------------------------------------------------

                            PROFUNDS MANAGEMENT

                       ---------------------------------------------------------

                            "The Board of Trustees is responsible for the

                            general supervision of the Trust, including the

                            ProFunds VP. The Trust's officers are responsible

                            for the day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 21

--------------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP ULTRAEUROPE and PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----------------------------------------------------------

Bull                                             0.75%
Small-Cap                                        0.75%
Europe 30                                        0.75%
Rising Rates Opportunity                         0.75%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M. Mayberg and William E.Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M.MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, PH.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O.Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, Small-Cap and Europe 30.

                               START DATE - LENGTH    BUSINESS EXPERIENCE
NAME AND TITLE                     OF SERVICE         DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Elisa Petit - Team Leader,      Since 3/02/2000       ProFund Advisors - Team
  Portfolio Manager                                   Leader since April 2002,
                                                      Portfolio Manager since
                                                      March 2000.
Olessia Burner -                Since 8/18/1998       ProFund Advisors - Portfolio
  Portfolio Manager                                   Manager since November
                                                      2004, Portfolio Analyst
                                                      August 1998 to November
                                                      2004.
Howard Rubin - Senior           Since 4/10/2000       ProFund Advisors - Senior
  Portfolio Manager                                   Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.
Erik Benke, CFA - Associate     Since 1/18/2005       ProFund Advisors - Associate
  Portfolio Manager                                   Portfolio Manager since
                                                      January 2005; AIM Investments-
                                                      Trader, October 2001 to
                                                      January 2005; Goldman Sachs'
                                                      Hull Group, LLC - Associate,
                                                      August 1999 to July 2001.

ProFund VP: Rising Rates Opportunity

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                  LENGTH OF SERVICE     DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Christian Saarbach -            Since 6/17/2002       ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Portfolio Analyst
                                                      June 2002 to November 2004;
                                                      Intern, Salomon Smith Barney
                                                      September 2001 to May 2002;
                                                      Intern, Legg Mason June 2001
                                                      to August 2001 and the Johns
                                                      Hopkins Bloomberg School of
                                                      Public Health June 2000 to
                                                      August 2000 and June 2001
                                                      to August 2001.
Howard Rubin -                  Since 4/10/2000       ProFund Advisors - Senior
  Senior Portfolio Manager                            Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS" ). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. ProFund Advisors also performs certain management services,

22 < ProFunds Management

     ---------------------------------------------------------------------------

          PROFUNDS MANAGEMENT

     ---------------------------------------------------------------------------

including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------

Bull                                                   0.15%
Small-Cap                                              0.15%
Europe 30                                              0.15%
Rising Rates Opportunity                               0.15%

                                                        ProFunds Management > 23

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       ---------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       ---------------------------------------------------------

                                                       Financial Highlights > 25

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE           MAY 1, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.72                $20.48                $26.94                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.05)(b)             (0.04)(b)             (0.11)(b)
Net realized and unrealized gains (losses)
 on investments                                           2.19                  5.29                (6.42)                (2.95)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               2.25                  5.24                (6.46)                (3.06)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.38)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $27.59                $25.72                $20.48                $26.94
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.83%                25.59%              (23.98)%              (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.78%                 1.87%                 1.91%                 2.25%
Net expenses(d)                                          1.78%                 1.87%                 1.91%                 2.25%
Net investment income (loss)(d)                          0.22%               (0.24)%               (0.18)%               (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $391,257              $223,123               $92,750               $20,586
Portfolio turnover rate(e)                                202%                  392%                  260%                  325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

26 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP SMALL-CAP
================================================================================

                                                                                                               FOR THE PERIOD
                                               FOR THE                FOR THE                 FOR THE             MAY 1, 2001(a)
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED                 THROUGH
                                     DECEMBER 31, 2004      DECEMBER 31, 2003       DECEMBER 31, 2002       DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
   OF PERIOD                                    $31.62                 $22.15                  $28.56                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                     (0.14)(b)              (0.14)(b)               (0.16)(b)               (0.10)(b)
Net realized and unrealized gains
   (losses) on investments                        5.37                   9.61                   (6.25)                  (1.34)
                                              --------               --------                 -------                 -------
Total income (loss) from
   investment activities                          5.23                   9.47                   (6.41)                  (1.44)
                                              --------               --------                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                (0.92)                    --                      --                      --
                                              --------               --------                 -------                 -------
NET ASSET VALUE, END OF PERIOD                  $35.93                 $31.62                  $22.15                  $28.56
                                              ========               ========                 =======                 =======
TOTAL RETURN                                    16.74%                 42.75%                 (22.44)%                (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                1.61%                  1.73%                   1.97%                   2.65%
Net expenses(d)                                  1.61%                  1.73%                   1.97%                   2.25%
Net investment income (loss)(d)                (0.44)%                (0.52)%                 (0.62)%                 (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $147,828               $127,335                 $38,612                 $19,965
Portfolio turnover rate(e)                        161%                   189%                    527%                  2,627%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 27

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $24.96       $18.01       $24.26       $31.98       $36.82
   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                      0.03(a)      0.05(a)      0.07(a)    (0.04)(a)      0.09(a)
   Net realized and unrealized gains (losses) on investments         3.53         6.92       (6.32)       (7.68)       (4.79)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    3.56         6.97       (6.25)       (7.72)       (4.70)
                                                                 --------     --------     --------     --------     --------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (0.03)       (0.02)           --           --           --
   Net realized gains on investments                               (0.21)           --           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------
   Total distributions                                             (0.24)       (0.02)           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                  $28.28       $24.96       $18.01       $24.26       $31.98
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.32%       38.73%     (25.76)%     (24.14)%     (12.75)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.78%        1.91%        2.03%        1.89%        1.65%
   Net expenses                                                     1.78%        1.91%        1.98%        1.89%        1.65%
   Net investment income (loss)                                     0.12%        0.25%        0.33%      (0.14)%        0.26%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $140,608     $142,019      $33,119      $52,253      $25,004
   Portfolio turnover rate(b)                                        319%         376%       1,280%       1,002%       1,434%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

28 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 29

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP.In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus.A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

May 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BULL & BEAR](R)

       PROFUNDS(R)

NOT JUST FUNDS, PROFUNDS(SM)

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Basic Materials
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Technology
Telecommunications

BOND BENCHMARKED PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

PROFUND VP MONEY MARKET

                     This Page Intentionally Left Blank

TABLE OF CONTENTS

 4     PROFUNDS VP OVERVIEW

 7     STRATEGIES AND RISKS

13     ULTRA PROFUNDS VP
14         UltraBull
15         UltraMid-Cap
16         UltraSmall-Cap
17         UltraOTC

19     INVERSE PROFUNDS VP
20         Bear
21         Short Small-Cap
22         Short OTC

23     SECTOR PROFUNDS VP
24         Basic Materials
25         Consumer Goods
26         Consumer Services
27         Financials
28         Health Care
29         Industrials
30         Oil & Gas
31         Pharmaceuticals
32         Precious Metals
33         Real Estate
34         Technology
35         Telecommunications

37     BOND BENCHMARKED PROFUNDS VP
38         U.S. Government Plus
39         Rising Rates Opportunity

41     PROFUND VP MONEY MARKET

43     GENERAL PROFUNDS VP INFORMATION

49     PROFUNDS MANAGEMENT

53     FINANCIAL HIGHLIGHTS

[LOGO OF BULL & BEAR](R)

      PROFUNDS(R)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                         DAILY BENCHMARK           TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------
UltraBull            S&P 500 Index                  Double (200%)            Diverse, widely traded, large capitalization

UltraMid-Cap         S&P MidCap 400 Index           Double (200%)            Diverse, widely traded, mid-capitalization

UltraSmall-Cap       Russell 2000 Index             Double (200%)            Diverse, small capitalization

UltraOTC             NASDAQ-100 Index               Double (200%)            Large capitalization, non-financial companies
                                                                             listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------
PROFUND VP           INDEX                            DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------
Bear                 S&P 500 Index                  100% of the Inverse      Diverse, widely traded, large capitalization

Short Small-Cap      Russell 2000 Index             100% of the Inverse      Diverse, small capitalization

Short OTC            NASDAQ-100 Index               100% of the Inverse      Large capitalization, non-financial companies
                                                                             listed on The NASDAQ Stock Market

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------
PROFUND VP          INDEX                             DAILY BENCHMARK        TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------
Basic Materials     Dow Jones U.S.                     Match (100%)          Securities within the basic materials sector of
                    Basic Materials Sector Index                             the U.S. equity market

Consumer Goods      Dow Jones U.S. Consumer Goods      Match (100%)          Securities within the consumer goods industry of
                    Index                                                    the U.S. equity market

Consumer Services   Dow Jones U.S. Consumer Services   Match (100%)          Securities within the consumer services industry
                    Index                                                    of the U.S. equity market

Financials          Dow Jones U.S. Financials Index    Match (100%)          Securities within the financial sector of the
                                                                             U.S. equity market

Health Care         Dow Jones U.S. Health Care Index   Match (100%)          Securities within the health care sector of the
                                                                             U.S. equity market

Industrials         Dow Jones U.S. Industrials Index   Match (100%)          Securities within the industrial sector of the
                                                                             U.S. equity market

Oil & Gas           Dow Jones U.S. Oil & Gas Index     Match (100%)          Securities within the oil and gas sector of the
                                                                             U.S. equity market

Pharmaceuticals     Dow Jones U.S. Pharmaceuticals     Match (100%)          Securities representing the pharmaceuticals
                    Index                                                    industry in the U.S. equity market

Precious Metals     Dow Jones Precious Metals Index    Match (100%)          Securities of companies involved in the mining
                                                                             of precious metals

Real Estate         Dow Jones U.S. Real Estate Index   Match (100%)          Securities representing the real estate industry
                                                                             in the U.S. equity market

Technology          Dow Jones U.S. Technology Sector   Match (100%)          Securities within the technology sector of the
                    Index                                                    U.S. equity market

Telecommunications  Dow Jones U.S.                     Match (100%)          Securities within the telecommunications sector
                    Telecommunications Sector Index                          of the U.S. equity market

(1)A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance or the inverse daily performance of the price of the most recently issued 30-year U.S. Treasury Bond.

-----------------------------------------------------------------------------------------------------------------------------
PROFUND VP                 SECURITY                            DAILY BENCHMARK      DESCRIPTION OF SECURITY OR INDEX
-----------------------------------------------------------------------------------------------------------------------------
U.S. Government Plus       Most recently issued 30-year               125%          U.S. Treasury securities
                           U.S. Treasury Bond

Rising Rates Opportunity   Most recently issued 30-year       125% of the Inverse   U.S. Treasury securities
                           U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

                                                      ProFunds VP Overview > 5

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                            PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                        "In seeking to achieve each non-money
                        market ProFund VP's investment objective,
                        ProFund Advisors takes positions in securities and other financial instruments that
                        ProFund Advisors believes, in combination, should simulate the movement of its benchmark."

                                          ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions;and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all MID-CAP AND SMALL-CAP PROFUNDS VP, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds'investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including:1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty;3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP (excluding PROFUND VP U.S. GOVERNMENT PLUS) is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EQUITY RISK (All Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN INVESTMENT RISK (ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Exchange Rate Risk and Foreign Currency Risk. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP and ProFund VP Money
Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP). INVERSE PROFUNDS VP AND PROFUND VP RISING RATES OPPORTUNITY should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP, and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into

                                          ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index or security underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index or security underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds VP seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies'share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP UltraOTC, ProFund VP Short OTC and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRS), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their

10   < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

       national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i)ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and
       (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose                      Fund B: A fund whose objective
   objective is to seek daily                is to seek daily investment
   investment results, before                results, before fees and
   fees and expenses, that correspond        expenses, that correspond to
   to the daily performance                  twice (200%) the daily performance
   of an index.                              of an index.

   On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

                                         ProFunds VP Strategies and Risks > 11

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

12 < ProFunds VP Strategies and Risks

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > believe that the value of a particular index will increase, and that by investing with the objective of doubling times the index's daily return they will achieve superior results.

 > are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                       ---------------------------------------------------------

                            ULTRA PROFUNDS VP

                       ---------------------------------------------------------

                                                  DAILY
PROFUND VP          INDEX                       BENCHMARK
UltraBull           S&P 500 Index               Double (200%)
UltraMid-Cap        S&P MidCap 400 Index        Double (200%)
UltraSmall-Cap      Russell 2000 Index          Double (200%)
UltraOTC            NASDAQ-100 Index            Double (200%)

                                                        Ultra ProFunds VP > 13

--------------------------------------------------------------------------

PROFUND VP ULTRA BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or financial instruments may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL ARE ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK AND VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2002       2003       2004
----------------------------
-36.11%    52.93%     17.18%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS          ONE          SINCE           INCEPTION
As of December 31, 2004               YEAR         INCEPTION       DATE
----------------------------------------------------------------------------
ProFund VP UltraBull                  17.18%       -3.57%          01/22/01
----------------------------------------------------------------------------
S&P 500 Index (1)                     10.88%       -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                            0.75%
Distribution (12b-1) Fees                           0.25%
Other Expenses*                                     0.89%
                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                1.89%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR        3 YEARS       5 YEARS        10 YEARS
------------------------------------------------------------------------------
ProFund VP UltraBull       $192          $594          $1,021         $2,212

14 < ProFund VP Ultra Bull

      --------------------------------------------------------------------------

           PROFUND VP ULTRA MID-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK AND MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                 2004
---------------------------
70.9%                27.70%

        [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS     ONE          SINCE             INCEPTION
As of December 31, 2004          YEAR         INCEPTION         DATE
-------------------------------------------------------------------------
ProFund VP UltraMid-Cap          27.70%       8.85%             05/01/02
-------------------------------------------------------------------------
S&P MidCap 400 Index (1)         16.49%       9.27%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
Total Annual Fund Operating Expenses                            1.94%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

<CAPTON>
                                1 YEAR       3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap         $197         $609          $1,047       $2,264

                                                 ProFund VP Ultra Mid-Cap > 15

--------------------------------------------------------------------------

PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP ARE ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

            [CHART OF ANNUAL RETURN]

 2000       2001      2002       2003     2004
-----------------------------------------------
-22.14%    -7.61%    -42.61%    99.45%   31.07%

                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).


AVERAGE ANNUAL TOTAL RETURNS     ONE           FIVE        SINCE            INCEPTION
As of December 31, 2004          YEAR          YEAR        INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap        31.07%        1.54%       5.09%            10/18/99
-------------------------------------------------------------------------------------
Russell 2000 Index (1)           18.44%        6.68%       10.89%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap      $197        $609         $1,047        $2,264

16 < ProFund VP Ultra Small-Cap

      --------------------------------------------------------------------------

           PROFUND VP ULTRAOTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK AND TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

            [CHART OF ANNUAL RETURN]

 2000       2001      2002       2003     2004
-----------------------------------------------
-73.37%    -68.72%  -68.94%    102.67%   14.10%

                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS     ONE           FIVE        SINCE            INCEPTION
As of December 31, 2004          YEAR          YEAR        INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP UltraOTC              14.10%      -43.07%       -31.34%          10/18/99
-------------------------------------------------------------------------------------
NASDAQ-100 Index (1)             10.75%      -15.13%       -6.85%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.88%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.88%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP UltraOTC            $191        $591         $1,016        $2,201

                                                 ProFund VP Ultra Mid-Cap > 17

                       This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

 > are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                       ---------------------------------------------------------

                            INVERSE PROFUNDS VP

                       ---------------------------------------------------------

                                                         DAILY
PROFUND VP             INDEX                           BENCHMARK
----------------------------------------------------------------------
Bear                   S&P 500 Index              100% of the Inverse
Short Small Cap        Russell 2000 Index         100% of the Inverse
Short OTC              NASDAQ-100 Index           100% of the Inverse

                                                      Inverse ProFunds VP > 19

--------------------------------------------------------------------------

ProFund VP Bear

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P500 INDEX (INDEX) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK AND REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

     [CHART OF ANNUAL RETURNS]

 2002          2003          2004
----------------------------------
20.82%        -24.59%       -10.29%

            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS     ONE            SINCE            INCEPTION
As of December 31, 2004          YEAR           INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP Bear                  -10.29%        -1.15%           01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index (1)                 10.88%        -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.90%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Bear                $193        $597         $1,026        $2,222

20 < ProFund VP Bear

      --------------------------------------------------------------------------

           PROFUND VP SHORT SMALL-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP ARE ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK AND SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
-34.52%                 -9.03%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS     ONE               SINCE                INCEPTION
As of December 31, 2004          YEAR(1)           INCEPTION            DATE
-------------------------------------------------------------------------------------
ProFund VP Short Small-Cap       -9.03%            -21.43%              09/03/02
-------------------------------------------------------------------------------------
Russell 2000 Index(2)            18.44%             27.91%

(1) Fund performance for the period reflects temporary out performance versus its benchmark resulting, in part, from its small size. Similar periods of out performance are unlikely to reoccur.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  1.28%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.28%
Fee Waivers/Reimbursements**                                    -0.30%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Short Small-Cap     $201        $684         $1,193        $2,592

                                               ProFund VP Short Small-Cap > 21

--------------------------------------------------------------------------

PROFUND VP SHORT OTC

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index)when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC ARE ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK AND TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
-37.31%                -11.11%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 6.99% (quarter ended September 30,
2004) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS     ONE            SINCE                INCEPTION
As of December 31, 2004          YEAR           INCEPTION            DATE
-------------------------------------------------------------------------------------
ProFund VP Short OTC             -11.11%        -16.40%              05/01/02
-------------------------------------------------------------------------------------
NASDAQ-100 Index (1)              10.75%          9.91%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.86%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.86%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Short OTC           $189        $585         $1,006        $2,180

22 < ProFund VP Short OTC

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > desire to add investments in economic sectors with perceived above-average growth potential.

 > actively rotate their investments to perceive strong sectors and out of perceived weak sectors, as market and economic conditions change.

 > want to gain investment exposure to a particular economic sector of the U.S. or global economy.

                       ---------------------------------------------------------

                            SECTOR PROFUNDS VP

                       ---------------------------------------------------------

                                                                       DAILY
PROFUND VP          INDEX                                            BENCHMARK
Basic Materials     Dow Jones U.S. Basic Materials Sector Index     Match (100%)
Consumer Goods      Dow Jones U.S. Consumer Goods Index             Match (100%)
Consumer Services   Dow Jones U.S. Consumer Services Index          Match (100%)
Financials          Dow Jones U.S. Financials Index                 Match (100%)
Health Care         Dow Jones U.S. Health Care Index                Match (100%)
Industrials         Dow Jones U.S. Industrials Index                Match (100%)
Oil & Gas           Dow Jones U.S. Oil & Gas Index                  Match (100%)
Pharmaceuticals     Dow Jones U.S. Pharmaceuticals Index            Match (100%)
Precious Metals     Dow Jones Precious Metals Index                 Match (100%)
Real Estate         Dow Jones U.S. Real Estate Index                Match (100%)
Technology          Dow Jones U.S. Technology Sector Index          Match (100%)
Telecommunications  Dow Jones U.S. Telecommunications Sector Index  Match (100%)

                                                       Sector ProFunds VP > 23

--------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BASIC MATERIALS by showing the variability of PROFUND VP BASIC MATERIALS returns from year to year and by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                 2004
---------------------------
31.58%               10.22%

        [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS       ONE             SINCE                INCEPTION
As of December 31, 2004            YEAR            INCEPTION            DATE
-------------------------------------------------------------------------------------
ProFund VP Basic Materials         10.22%           8.41%               05/01/02
-------------------------------------------------------------------------------------
S&P 500 Index (1)                  10.88%           6.04%               05/01/02
Dow Jones U.S. Basic Materials
  Sector Index (1)                 13.05%          11.58%               05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.96%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.96%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Basic Materials     $199        $615         $1,057        $2,285

24 < ProFund VP Basic Materials

      --------------------------------------------------------------------------

           PROFUND VP CONSUMER GOODS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER GOODS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER GOODS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER GOODS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER GOODS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER GOODS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER GOODS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER GOODS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK AND REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER GOODS is also subject to risks faced by companies in the consumer non-goods industry, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand;and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER GOODS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER GOODS by showing the variability of PROFUND VP CONSUMER GOODS returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER GOODS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER GOODS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results. Please note that the performance information below reflects performance during periods when PROFUND VP CONSUMER GOODS sought daily investment results, before fees and expenses, that corresponded to the Dow Jones U.S. Consumer Non-Cyclical Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
18.46%                 9.26%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER GOODS for one quarter was 13.69% (quarter ended June 30,
2003) and the lowest return was -8.23% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS    ONE            SINCE                   INCEPTION
As of December 31, 2004         YEAR           INCEPTION               DATE
-------------------------------------------------------------------------------------
ProFund VP Consumer Goods        9.26%         3.04%                   05/01/02
-------------------------------------------------------------------------------------
S&P 500 Index (1)               10.88%         6.04%
Dow Jones U.S.
  Consumer Goods Index (1)      12.05%         5.78%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Non-Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER GOODS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          1.99%
Fee Waivers/Reimbursements**                                    -0.01%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER GOODS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Consumer Goods               $201        $623         $1,072        $2,316

                                                ProFund VP Consumer Goods > 25

--------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER SERVICES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER SERVICES INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER SERVICES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER SERVICES INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER SERVICES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER SERVICES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER SERVICES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTER-PARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER SERVICES is also subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending;severe competition;and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underper-form fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER SERVICES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER SERVICES by showing the variability of PROFUND VP CONSUMER SERVICES returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER SERVICES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER SERVICES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results. Please note that the performance information below reflects performance during periods when PROFUND VP CONSUMER SERVICES sought daily investment results, before fees and expenses, that corresponded to the Dow Jones U.S. Consumer Cyclical Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                 2004
---------------------------
26.80%                7.61%

        [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER SERVICES for one quarter was 16.78% (quarter ended June 30,
2003) and the lowest return was -2.65% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS        ONE           SINCE              INCEPTION
As of December 31, 2004             YEAR          INCEPTION          DATE
-------------------------------------------------------------------------------------
ProFund VP Consumer Services         7.61%        -0.01%             05/01/02
-------------------------------------------------------------------------------------
S&P 500 Index (1)                   10.88%         6.04%
Dow Jones U.S.
  Consumer Services Index (1)       11.07%         4.33%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER SERVICES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  1.20%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.20%
Fee Waivers/Reimbursements**                                    -0.22%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER SERVICES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Consumer Services            $201        $667         $1,160        $2,517

26 < ProFund VP Consumer Services

      --------------------------------------------------------------------------

           PROFUND VP FINANCIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK AND REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIALS is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns;banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIALS by showing the variability of PROFUND VP FINANCIALS returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURNS]

 2002             2003             2004
----------------------------------------
-14.88%          28.99%           10.34%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIALS for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE             SINCE            INCEPTION
As of December 31, 2004          YEAR            INCEPTION        DATE
-------------------------------------------------------------------------------
ProFund VP Financials            10.34%           3.18%           01/22/01
-------------------------------------------------------------------------------
S&P 500 Index (1)                10.88%          -0.97%
Dow Jones U.S.
  Financials Index (1)           13.39%           6.26%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                -----
Total Annual Fund Operating Expenses                            1.92%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR        3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Financials        $195          $603         $1,037        $2,243

                                                    ProFund VP Financials > 27

--------------------------------------------------------------------------

PROFUND VP HEALTH CARE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTH CARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTH CARE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTH CARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTH CARE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTH CARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTH CARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTH CARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK AND REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTH CARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting;long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTH CARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTH CARE by showing the variability of PROFUND VP HEALTH CARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTH CARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTH CARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURNS]

 2002            2003          2004
------------------------------------
-22.69%         17.42%        2.36%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTH CARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE             SINCE                INCEPTION
As of December 31, 2004            YEAR            INCEPTION            DATE
-------------------------------------------------------------------------------------
ProFund VP Health Care              2.36%          -3.17%               01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index (1)                  10.88%          -0.97%
Dow Jones U.S.
  Health Care Index (1)             4.55%          -1.14%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTH CARE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.91%
                                                                -----
Total Annual Fund Operating Expenses                            1.91%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTH CARE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Health Care         $194        $600         $1,032        $2,233

28 < ProFund VP Health Care

      --------------------------------------------------------------------------

           PROFUND VP INDUSTRIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INDUSTRIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INDUSTRIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK AND REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIALS is also subject to risks faced by companies in the industrial economic sector, including:effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general;decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions;and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INDUSTRIALS by showing the variability of PROFUND VP INDUSTRIALS returns from year to year and by comparing average annual total returns of PROFUND VP INDUSTRIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

         [CHART OF ANNUAL RETURN]

 2003                                2004
------------------------------------------
28.40%                              13.22%

                [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIALS for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS          ONE            SINCE               INCEPTION
As of December 31, 2004               YEAR           INCEPTION           DATE
-------------------------------------------------------------------------------------
ProFund VP Industrials                13.22%         5.90%               05/01/02
-------------------------------------------------------------------------------------
S&P 500 Index (1)                     10.88%         6.04%
Dow Jones U.S. Industrials Index (1)  17.25%         9.50%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Industrials Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          1.99%
Fee Waivers/Reimbursements**                                    -0.01%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Industrials         $201        $623         $1,072        $2,316

                                                   ProFund VP Industrials > 29

--------------------------------------------------------------------------

PROFUND VP OIL & GAS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OIL & GAS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. OIL & GAS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OIL & GAS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. OIL & GAS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OIL & GAS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. ProFund VP Oil & Gas will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OIL & GAS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP OIL & GAS is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP OIL & GAS'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OIL & GAS by showing the variability of PROFUND VP OIL & GAS returns from year to year and by comparing average annual total returns of PROFUND VP OIL & GAS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OIL & GAS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

     [CHART OF ANNUAL RETURNS]

 2002            2003         2004
-----------------------------------
-17.04%         29.36%       22.27%

            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OIL & GAS for one quarter was 14.33% (quarter ended December 31,
2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE            SINCE            INCEPTION
As of December 31, 2004                YEAR           INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP Oil & Gas                   29.36%          5.21%           01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index (1)                      10.88%         -0.97%
Dow Jones U.S. Oil & Gas Index (1)     32.43%          8.51%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on
    December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OIL & GAS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.92%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OIL & GAS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Oil & Gas           $195        $603         $1,037        $2,243

30 < ProFund VP Oil & Gas

      --------------------------------------------------------------------------

           PROFUND VP PHARMACEUTICALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in equity securities or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by showing the variability of PROFUND VP PHARMACEUTICALS returns from year to year and by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2000                    2004
------------------------------
5.60%                   -9.22%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -9.40% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                ONE        SINCE            INCEPTION
As of December 31, 2004                     YEAR       INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP Pharmaceuticals                  -9.22%     -6.76%           05/01/02
-------------------------------------------------------------------------------------
S&P 500 Index (1)                           10.88%      6.04%
Dow Jones U.S. Pharmaceuticals Index (1)    -8.28%     -4.79%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.97%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.97%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Pharmaceuticals              $200        $618         $1,062        $2,296

                                               ProFund VP Pharmaceuticals > 31

--------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES PRECIOUS METALS Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments;and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PRECIOUS METALS by showing the variability of PROFUND VP PRECIOUS METALS returns from year to year and by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results. Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                 2004
---------------------------
39.23%               -9.92%

        [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -18.22% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE            INCEPTION
As of December 31, 2004                  YEAR           INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP Precious Metals               -9.92%          8.09%           05/01/02
-------------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%          6.04%
Dow Jones Precious Metals Index (1)(2)   -5.68          12.17
Philadelphia Stock Exchange
  Gold/Silver Sector Index (1)(2)        -7.70%         12.00%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The ProFund VP Precious Metals' benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund's investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Precious Metals     $190        $588         $1,011        $2,190

32 < ProFund VP Precious Metals

      --------------------------------------------------------------------------

           PROFUND VP REAL ESTATE

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors. For more information on ProFund VP Real Estate's investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

     [CHART OF ANNUAL RETURNS]

 2002           2003          2004
-----------------------------------
0.02%          33.15%        27.20%

            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 13.97% (quarter ended December 31,
2004) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS           ONE           SINCE            INCEPTION
As of December 31, 2004                YEAR          INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP Real Estate                 27.20%        16.86%           01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index (1)                      10.88%        -0.97%
Dow Jones U.S. Real Estate Index (1)   31.22%        20.56%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.93%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.93%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Real Estate         $196        $606         $1,042        $2,254

                                                   ProFund VP Real Estate > 33

--------------------------------------------------------------------------

PROFUND VP TECHNOLOGY

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK AND TECHNOLOGY INVESTMENT RISK. STOCKS IN THE INDEX MAY UNDERPERFORM FIXED INCOME INVESTMENTS AND STOCK MARKET INDICES THAT TRACK OTHER MARKETS, SEGMENTS and SECTORS.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURNS]

 2000              2001         2004
-------------------------------------
-40.68%           45.97%       -0.43%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS       ONE             SINCE            INCEPTION
As of December 31, 2004            YEAR            INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP Technology              -0.43%          -15.44%          01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index (1)                  10.88%           -0.97%
Dow Jones U.S. Technology
  Sector Index (1)                  1.76%          -12.93%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Technology          $190        $588         $1,011        $2,190

34 < ProFund VP Technology

      --------------------------------------------------------------------------

           PROFUND VP TELECOMMUNICATIONS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in eQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are aCTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including:a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002              2003          2004
--------------------------------------
-37.83%           15.56%        2.46%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS          ONE           SINCE              INCEPTION
As of December 31, 2004               YEAR          INCEPTION          DATE
-------------------------------------------------------------------------------------
ProFund VP Telecommunications         15.56%        -14.91%            01/22/01
-------------------------------------------------------------------------------------
S&P 500 Index (1)                     10.88%         -0.97%
Dow Jones U.S. Telecommunications
  Sector Index (1)                    18.70%        -11.12%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP
  Telecommunications           $198        $612         $1,052        $2,275

                                            ProFund VP Telecommunications > 35

                       This Page Intentionally Left Blank

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

 > are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       --------------------------------------------------------

                            BOND BENCHMARKED PROFUNDS VP

                       --------------------------------------------------------

                                                                                    DAILY
PROFUND VP                SECURITY                                                BENCHMARK
-------------------------------------------------------------------------------------------------
U.S. Government Plus      Most recently issued 30-year U.S. Treasury Bond            125%
Rising Rates Opportunity  Most recently issued 30-year U.S. Treasury Bond    125% of the Inverse

                                             Bond Benchmarked ProFunds VP > 37

--------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                 2004
---------------------------
-2.55%               8.18%

        [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT plus for one quarter was 8.71% (quarter ended September 30, 2004) and the lowest return was -8.12% (quarter ended June 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS            ONE        SINCE                INCEPTION
As of December 31, 2004                 YEAR       INCEPTION            DATE
-------------------------------------------------------------------------------------
ProFund VP U.S. Government Plus         8.18%      8.15%                05/01/02
-------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
  Long-Term Total Return Index (1)      7.18%      8.57%
Most recently issued Long Bond (2)      8.86%      9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.50%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.61%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP U.S.
  Government Plus              $164        $508         $876          $1,911

38 < Profund VP U.S. Government Plus

      --------------------------------------------------------------------------

           PROFUND VP RISING RATES OPPORTUNITY

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY ARE ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

[CHART OF ANNUAL RETURN]

 2003              2004
------------------------
-4.11%            -10.89%

       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS            ONE           SINCE            INCEPTION
As of December 31, 2004                 YEAR          INCEPTION        DATE
-------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity     -10.89%       -12.86%          05/01/02
-------------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
  Long-Term Total Return Index (1)        7.18%         8.57%
Most recently issued Long Bond (2)        8.86%         9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.75%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.75%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Rising
  Rate Opportunity             $178        $551         $949          $2,062

                                      Profund VP Rising Rates Opportunity > 39

                       This Page Intentionally Left Blank

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:
> seek current income consistent with liquidity and preservation of capital.

                       ---------------------------------------------------------

                            PROFUND VP MONEY MARKET

                       ---------------------------------------------------------

                                                  ProFund VP Money Market > 41

--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and repurchase agreements. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

 > have received the highest short-term rating from two nationally recognized statistical rating organizations;

 > have received the highest short-term rating from one rating organization (if only one organization rates the security);

 > if unrated, are determined to be of similar quality by ProFund Advisors; or

 > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK AND REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

 > Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returnsto lag behind those of similar money market funds.

 > Prepayment Risk:When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

 > Financial Services Industry Concentration Risk: Because PROFUND VP MONEY
   MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

 2002            2003         2004
-----------------------------------
0.21%            0.12%        0.08%

            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS     ONE           SINCE            INCEPTION
As of December 31, 2004          YEAR          INCEPTION        DATE
-------------------------------------------------------------------------
ProFund VP Money Market          0.08%         0.15%            10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2004 was 0.72%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.35%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.35%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR      3 YEARS      5 YEARS       10 YEARS
------------------------------------------------------------------------------
ProFund VP Money Market        $137        $428         $739          $1,624

42 < Profund VP Money Market

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

                 "Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

                                          General ProFunds VP Information > 43

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example:(i)market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early;or
(iv)other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: NewYear's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently.

ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make

                                                              CAPITAL
                                       DIVIDENDS               GAINS
     PROFUND NAME               -------------------------------------
                                 ACCRUED       PAID             PAID
---------------------------------------------------------------------
VP Money Market                 Daily         Monthly        Annually*
---------------------------------------------------------------------
VP U.S. Government Plus         Daily         Monthly        Annually*
---------------------------------------------------------------------
VP Real Estate                  Quarterly     Quarterly      Annually*
---------------------------------------------------------------------
All other ProFunds VP           Annually      Annually       Annually
---------------------------------------------------------------------

* PROFUND VP MONEY MARKET, PROFUND VP U.S. GOVERNMENT PLUS AND PROFUND VP REAL ESTATE reserve the right to include in a dividend any short-term capital gains on securities that they sell.

payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in

44 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12B-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current

                                          General ProFunds VP Information > 45

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted;after March 18,2005 through September 16,2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16,2005, the index values will move to a full free float-adjusted calculation. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2005, the S&P MidCap 400 Index included companies with capitalizations between $272.4 million and $9.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2005, the Russell 2000 Index included companies with capitalizations between $29.3 million and $6.1 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2005, the average capitalization of the Index was approximately $5.4 billion.

The DOW JONES U.S. CONSUMER GOODS INDEX measures the performance of the consumer goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and nondurable household product manufacturers, cosmetic companies, food and tobacco products. As of March 31, 2005, the average capitalization of the Index was approximately $7.8 billion.

The DOW JONES U.S. CONSUMER SERVICES INDEX measures the performance of the consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of March 31, 2005, the average capitalization of the Index was approximately $6.8 billion.

46 < General ProFunds VP Information

      --------------------------------------------------------------------------

           PROFUND VP ULTRA MID-CAP

      --------------------------------------------------------------------------

The DOW JONES U.S. FINANCIALS INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks;full line, life, and property and casualty insurance companies;companies that invest, directly or indirectly in real estate;diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers;and publicly traded stock exchanges. As of March
31, 2005, the average capitalization of the Index was approximately $8.6 billion.

The DOW JONES U.S. HEALTH CARE INDEX measures the performance of the health care economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2005, the average capitalization of the Index was approximately $9.0 billion.

The DOW JONES U.S. INDUSTRIALS INDEX measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy con-struction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2005, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES U.S. OIL & GAS INDEX measures the performance of the oil and gas sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2005, the average capitalization of the Index was approximately $12.9 billion.

The DOW JONES U.S. PHARMACEUTICALS INDEX measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2005, the average capitalization of the Index was approximately $24.9 billion. The DOW JONES PRECIOUS METALS Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2005 of approximately $4.9 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2005, the average capitalization of the Index was approximately $2.9 billion.

The DOW JONES U.S. TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2005, the average capitalization of the Index was approximately $6.7 billion.

The Dow Jones U.S. Telecommunications Sector Index measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2005, the average capitalization of the Index was approximately $16.3 billion.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500,""500",
"Standard & Poor's MidCap 400," are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones," "Dow 30," "Dow Jones Industrial Average(TM)," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R)Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). "Russell 2000(R)Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc.. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

 > Sponsor, endorse, sell or promote SECTOR PROFUNDS VP (together, the
   "ProFunds VP").

 > Recommend that any person invest in the ProFunds VP or any other securities.

 > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

 > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

 > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

 > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

 > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data;or

 > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                          General ProFunds VP Information > 47

                       This Page Intentionally Left Blank

      --------------------------------------------------------------------------

           PROFUNDS MANAGEMENT

      --------------------------------------------------------------------------

                 "The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

                                                      ProFunds Management > 49

--------------------------------------------------------------------------

PROFUND MANAGEMENT

--------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP ULTRAEUROPE and PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
UltraBull                                                           0.75%
UltraMid-Cap                                                        0.75%
UltraSmall-Cap                                                      0.75%
UltraOTC                                                            0.75%
Bear                                                                0.75%
Short Small-Cap                                                     0.68%
Short OTC                                                           0.75%
Basic Materials                                                     0.75%
Consumer Goods                                                      0.75%
Consumer Services                                                   0.56%
Financials                                                          0.75%
Health Care                                                         0.75%
Industrials                                                         0.74%
Oil & Gas                                                           0.75%
Pharmaceuticals                                                     0.75%
Precious Metals                                                     0.75%
Real Estate                                                         0.75%
Technology                                                          0.75%
Telecommunications                                                  0.75%
U.S. Government Plus                                                0.50%
Rising Rates Opportunity                                            0.75%
Money Market                                                        0.66%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M. Mayberg and William E.Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R)Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George
O. Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap, Short OTC.

                              START DATE - LENGTH      BUSINESS EXPERIENCE
NAME AND TITLE                     OF SERVICE          DURING LAST 5 YEARS
--------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999        ProFund Advisors - Director of
  Director of Portfolio                                Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.
Elisa Petit - Team Leader,     Since 3/02/2000         ProFund Advisors - Team
  Portfolio Manager                                    Leader since April 2002,
                                                       Portfolio Manager since
                                                       March 2000.
Olessia Burner -               Since 8/18/1998         ProFund Advisors - Portfolio
  Portfolio Manager                                    Manager since November
                                                       2004, Portfolio Analyst
                                                       August 1998 to November
                                                       2004.
Howard Rubin - Senior          Since 4/10/2000         ProFund Advisors - Senior
  Portfolio Manager                                    Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Manager April 2000 to
                                                       November 2004.
Erik Berke, CFA - Associate    Since 1/18/2005         ProFund Advisors - Associate
  Portfolio Manager                                    Portfolio Manager since
                                                       January 2005; AIM
                                                       Investments Trader, October
                                                       2001 to January 2005;
                                                       Goldman Sachs'   Hill Group,
                                                       LLC - Associate, August 1999
                                                       to July 2001.
ErikBenke, CFA                 Since 1/18/2005         ProFund Advisors - Associate
  Associate Portfolio                                  Portfolio Managersince January
  Manager                                              2005; AIM Investment Trader,
                                                       October 2001 to January
                                                       2005; Goldman Sactis'   Hull
                                                       Group, LLC - Associate,
                                                       August 1999 to July 2001.

50 < ProFunds Management

      --------------------------------------------------------------------------

           PROFUND MANAGEMENT

      --------------------------------------------------------------------------

ProFund VP: All Sector ProFundsVP.

                                                       BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE       DURING LAST 5 YEARS
--------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999        ProFund Advisors - Director of
  Director of Portfolio                                Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.
Hratch Najarian - Associate    Since 7/17/2000         ProFund Advisors - Associate
  Portfolio Manager                                    Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Analyst July 2003 to
                                                       November 2004, Junior
                                                       Analyst April 2002 to
                                                       July 2003, Institutional Client
                                                       Services Representative
                                                       July 2000 to April 2002.
Michael Neches -               Since 3/27/2000         ProFund Advisors - Portfolio
  Portfolio Analyst                                    Analyst since November 2004,
                                                       Junior Analyst May 2001 to
                                                       November 2004, Portfolio
                                                       Intern March 2000 to May 2001.

ProFund VP: U.S. Government Plus, Rising Rates Opportunity

                                                       BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE       DURING LAST 5 YEARS
--------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999        ProFund Advisors - Director of
  Director of Portfolio                                Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.
Christian Saarbach -           Since 6/17/2002         ProFund Advisors - Portfolio
  Portfolio Analyst                                    Analyst since November 2004,
                                                       Junior Portfolio Analyst
                                                       June 2002 to November 2004;
                                                       Intern, Salomon Smith Barney
                                                       September 2001 to May 2002;
                                                       Intern, Legg Mason June 2001
                                                       to August 2001 and the Johns
                                                       Hopkins Bloomberg School of
                                                       Public Health June 2000 to
                                                       August 2000 and June 2001
                                                       to August 2001.
Howard Rubin -                 Since 4/10/2000         ProFund Advisors - Senior
  Senior Portfolio Manager                             Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Manager April 2000 to
                                                       November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street,
Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------
UltraBull                                                           0.15%
UltraMid-Cap                                                        0.15%
UltraSmall-Cap                                                      0.15%
Ultra OTC                                                           0.15%
Bear                                                                0.15%
Short Small-Cap                                                     0.14%
Short OTC                                                           0.15%
Basic Materials                                                     0.15%
Consumer Goods                                                      0.15%
Consumer Services                                                   0.11%
Financials                                                          0.15%
Health Care                                                         0.15%
Industrials                                                         0.15%
Oil & Gas                                                           0.15%
Pharmaceuticals                                                     0.15%
Precious Metals                                                     0.15%
Real Estate                                                         0.15%
Technology                                                          0.15%
Telecommunications                                                  0.15%
U.S. Government Plus                                                0.15%
Rising Rates Opportunity                                            0.15%
Money Market                                                        0.13%

                                                      ProFunds Management > 51

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       ---------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       ---------------------------------------------------------

                                                       Financial Highlights > 53

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
-------------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.19                $14.51                $22.71                $30.00
                                                       -------               -------              --------              --------
INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.02(b)             (0.05)(b)             (0.08)(b)             (0.09)(b)
Net realized and unrealized gains (losses)
 on investments                                           3.55                  7.73                (8.12)                (7.20)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               3.57                  7.68                (8.20)                (7.29)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (2.92)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $22.84                $22.19                $14.51                $22.71
                                                       =======               =======              ========              ========
TOTAL RETURN                                            17.18%                52.93%              (36.11)%              (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.89%                 2.07%                 2.12%                 1.94%
Net expenses(d)                                          1.89%                 1.84%                 1.98%                 1.94%
Net investment income (loss)(d)                          0.11%               (0.32%)               (0.46%)               (0.42%)

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $96,514               $68,318               $42,288               $64,186
Portfolio turnover rate(e)                                830%                1,124%                1,249%                  682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

54 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.46                $17.32                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.23)(b)             (0.20)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 8.14                 12.34               (12.59)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            7.91                 12.14               (12.68)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.00)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $35.37                $29.46                $17.32
                                                                       =======               =======              ========
TOTAL RETURN                                                            27.70%                70.09%              (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.08%                 2.36%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.72)%               (0.88)%               (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $88,463               $38,653               $20,777
Portfolio turnover rate(e)                                                602%                1,202%                2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 55

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $29.20       $14.64       $25.51       $27.61       $35.99

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.21)(a)    (0.14)(a)    (0.16)(a)    (0.17)(a)    (0.04)(a)
   Net realized and unrealized gains (losses) on investments         8.39        14.70      (10.71)       (1.93)       (7.90)
                                                                 --------      -------     --------      -------     --------
   Total income (loss) from investment activities                    8.18        14.56      (10.87)       (2.10)       (7.94)
                                                                 --------      -------     --------      -------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               --           --           --           --       (0.02)
   Net realized gains on investments                               (6.63)           --           --           --       (0.42)
                                                                 --------      -------     --------      -------     --------
   Total distributions                                             (6.63)           --           --           --       (0.44)
                                                                 --------      -------     --------      -------     --------
   NET ASSET VALUE, END OF PERIOD                                  $30.75       $29.20       $14.64       $25.51       $27.61
                                                                 ========      =======     ========      =======     ========
   TOTAL RETURN                                                    31.07%       99.45%     (42.61)%      (7.61)%     (22.14)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.94%        2.00%        2.15%        2.11%        2.24%
   Net expenses                                                     1.94%        1.98%        1.98%        2.11%        1.95%
   Net investment income (loss)                                   (0.68)%      (0.66)%      (0.78)%      (0.69)%      (0.12)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $173,846      $88,165      $30,561      $89,041      $33,388
   Portfolio turnover rate(b)                                        481%         572%       1,511%         842%       1,971%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

56 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                             $3.04        $1.50        $4.83       $15.44       $70.93

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.02)(a)    (0.04)(a)    (0.04)(a)    (0.11)(a)    (0.40)(a)
   Net realized and unrealized gains (losses) on investments         0.40         1.58       (3.29)      (10.50)      (51.29)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    0.38         1.54       (3.33)      (10.61)      (51.69)
                                                                 --------     --------     --------     --------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments                               (0.34)           --           --           --       (3.80)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                   $3.08        $3.04        $1.50        $4.83       $15.44
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.10%      102.67%     (68.94)%     (68.72)%     (73.37)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.88%        1.97%        2.08%        1.95%        1.65%
   Net expenses                                                     1.88%        1.94%        1.98%        1.95%        1.65%
   Net investment income (loss)                                   (0.61)%      (1.59)%      (1.64)%      (1.60)%      (0.79)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $151,620     $114,077      $53,188     $102,131     $115,498
   Portfolio turnover rate(b)                                        504%         768%         982%         465%         683%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 57

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $31.89                $42.29                $35.07                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.22)(b)             (0.36)(b)             (0.23)(b)               0.26(b)
Net realized and unrealized gains (losses)
 on investments                                         (3.06)               (10.04)                  7.53                  4.81
                                                      --------              --------               -------               -------
Total income (loss) from investment
 activities                                             (3.28)               (10.40)                  7.30                  5.07
                                                      --------              --------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       --                    --                (0.08)                    --
                                                      --------              --------               -------               -------
NET ASSET VALUE, END OF PERIOD                          $28.61                $31.89                $42.29                $35.07
                                                      ========              ========               =======               =======
TOTAL RETURN                                          (10.29)%              (24.59)%                20.82%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.90%                 1.98%                 2.03%                 1.89%
Net expenses(d)                                          1.90%                 1.98%                 1.98%                 1.89%
Net investment income (loss)(d)                        (0.70)%               (0.96)%               (0.57)%                 0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,887               $54,301               $77,938               $37,290
Portfolio turnover rate(e)                                  --                    --                    --(f)             1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

58 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE       SEPTEMBER 3, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003       DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $18.82                $28.74                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.11)(b)             (0.20)(b)               (0.02)(b)
Net realized and unrealized gains (losses) on investments               (1.59)                (9.72)                  (1.24)
                                                                       -------              --------                 -------
Total income (loss) from investment activities                          (1.70)                (9.92)                  (1.26)
                                                                       -------              --------                 -------
NET ASSET VALUE, END OF PERIOD                                          $17.12                $18.82                  $28.74
                                                                       =======              ========                 =======
TOTAL RETURN                                                           (9.03)%              (34.52)%                 (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.28%                 2.71%                   1.73%
Net expenses(d)                                                          1.98%                 1.98%                   1.73%
Net investment income (loss)(d)                                        (0.62)%               (0.80)%                 (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $6,934                  $125                  $2,173
Portfolio turnover rate(e)                                                  --                    --                      --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 59

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.71                $33.37                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.13)(b)             (0.24)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.17)               (12.21)                  3.46
                                                                      --------              --------               -------
Total income (loss) from investment activities                          (2.30)               (12.45)                  3.37
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                       --                (0.21)                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $18.41                $20.71                $33.37
                                                                      ========              ========               =======
TOTAL RETURN                                                          (11.11)%              (37.31)%                11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.99%                 1.96%
Net expenses(d)                                                          1.86%                 1.98%                 1.96%
Net investment income (loss)(d)                                        (0.62)%               (0.93)%               (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $16,213               $31,524               $14,030
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

60 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $33.74                $25.66                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.02(b)               0.22(b)               0.23(b)
Net realized and unrealized gains (losses) on investments                 3.40(c)               7.88                (4.57)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            3.42                  8.10                (4.34)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.10)                (0.02)                    --
Net realized gains on investments                                       (0.88)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.98)                (0.02)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $36.18                $33.74                $25.66
                                                                       =======               =======              ========
TOTAL RETURN                                                            10.22%                31.58%              (14.47)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.96%                 2.03%                 2.21%
Net expenses(e)                                                          1.96%                 1.97%                 1.98%
Net investment income (loss)(e)                                          0.06%                 0.75%                 1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $25,614               $50,929                $3,851
Portfolio turnover rate(f)                                                783%                1,009%                2,498%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 61

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER GOODS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.53                $25.11                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.07(b)               0.04(b)               0.04(b)
Net realized and unrealized gains (losses) on investments                 2.54(c)               4.59                (4.93)
                                                                        ------                ------              --------
Total income (loss) from investment activities                            2.61                  4.63                (4.89)
                                                                        ------                ------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.03)                (0.21)                    --
Net realized gains on investments                                       (2.11)                    --                    --
                                                                        ------                ------              --------
Total distributions                                                     (2.14)                (0.21)                    --
                                                                        ------                ------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.00                $29.53                $25.11
                                                                        ======                ======              ========
TOTAL RETURN                                                             9.26%                18.46%              (16.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.99%                 2.33%                 2.10%
Net expenses(e)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(e)                                          0.24%                 0.13%                 0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,970                $2,406                $4,952
Portfolio turnover rate(f)                                              1,547%                1,472%                1,057%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

62 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.87                $21.98                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.29)(b)             (0.30)(b)             (0.17)(b)
Net realized and unrealized gains (losses) on investments                 2.41                  6.19                (7.85)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.12                  5.89                (8.02)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $29.99                $27.87                $21.98
                                                                       =======               =======              ========
TOTAL RETURN                                                             7.61%                26.80%              (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.20%                 2.33%                 2.65%
Net expenses(d)                                                          1.98%                 1.96%                 1.98%
Net investment income (loss)(d)                                        (1.03)%               (1.19)%               (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,878                $3,777                $3,439
Portfolio turnover rate(e)                                              1,256%                2,100%                2,644%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 63

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANCIALS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $30.72                $23.85                $28.02                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.20(b)               0.11(b)               0.06(b)               0.04(b)
Net realized and unrealized gains (losses)
 on investments                                           2.97                  6.80                (4.23)                (2.02)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               3.17                  6.91                (4.17)                (1.98)
                                                       -------               -------              --------               -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.09)                (0.04)                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $33.80                $30.72                $23.85                $28.02
                                                       =======               =======              ========               =======
TOTAL RETURN                                            10.34%                28.99%              (14.88)%               (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.92%                 2.07%                 2.14%                 2.10%
Net expenses(d)                                          1.92%                 1.98%                 1.98%                 2.10%
Net investment income (loss)(d)                          0.63%                 0.42%                 0.22%                 0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,767               $21,024               $11,898               $20,089
Portfolio turnover rate(e)                                595%                  726%                1,341%                1,330%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

64 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP HEALTH CARE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.81                $21.98                $28.43                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.13)(b)             (0.15)(b)             (0.13)(b)             (0.30)(b)
Net realized and unrealized gains (losses)
 on investments                                           0.74(c)               3.98                (6.32)                (1.27)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               0.61                  3.83                (6.45)                (1.57)
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $26.42                $25.81                $21.98                $28.43
                                                       =======               =======              ========               =======
TOTAL RETURN                                             2.36%                17.42%              (22.69)%               (5.23)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.91%                 2.04%                 2.14%                 2.06%
Net expenses(e)                                          1.91%                 1.97%                 1.98%                 2.06%
Net investment income (loss)(e)                        (0.51)%               (0.63)%               (0.54)%               (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $40,017               $25,286               $14,622               $33,227
Portfolio turnover rate(f)                                464%                  877%                  897%                1,032%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year. (e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 65

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INDUSTRIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $30.88                $24.05                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.04)(b)             (0.01)(b)             (0.01)(b)
Net realized and unrealized gains (losses) on investments                 4.06                  6.84                (5.94)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            4.02                  6.83                (5.95)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.81)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.09                $30.88                $24.05
                                                                       =======               =======              ========
TOTAL RETURN                                                            13.22%                28.40%              (19.83)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.99%                 2.25%                 2.65%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.14)%               (0.05)%               (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,459               $11,751                $1,134
Portfolio turnover rate(e)                                              1,159%                1,997%                  906%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

66 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OIL & GAS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $28.33                $23.17                $27.93                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b),(c)                     (0.05)(b)             (0.01)(b)             (0.05)(b)                 --

Net realized and unrealized gains (losses)
 on investments                                           8.37                  5.17                (4.71)                (2.07)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               8.32                  5.16                (4.76)                (2.07)
                                                       -------               -------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.02)                    --                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $36.63                $28.33                $23.17                $27.93
                                                       =======               =======              ========               =======
TOTAL RETURN                                            29.36%                22.27%              (17.04)%               (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.92%                 2.09%                 2.16%                 2.05%
Net expenses(e)                                          1.92%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(e)                        (0.16)%               (0.05)%               (0.18)%               (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $85,137               $44,398               $19,283               $24,007
Portfolio turnover rate(f)                                470%                1,091%                1,632%                1,169%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 67

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $25.93                $25.96                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.08(b)             (0.09)(b)                 --(b),(c)
Net realized and unrealized gains (losses) on investments               (2.47)                  1.51(d)             (4.04)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (2.39)                  1.42                (4.04)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                           --                (1.45)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $23.54                $25.93                $25.96
                                                                       =======               =======              ========
TOTAL RETURN                                                           (9.22)%                 5.60%              (13.47)%(e)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)                                                        1.97%                 2.06%                 2.12%
Net expenses(f)                                                          1.97%                 1.98%                 1.98%
Net investment income (loss)(f)                                          0.32%               (0.33)%               (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,803               $11,851                $3,414
Portfolio turnover rate(g)                                              1,223%                2,569%                1,709%(e)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e) Not annualized for periods less than one year.
(f) Annualized for periods less than one year.
(g) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

68 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $40.99                $29.44                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.20)(b)             (0.31)(b)             (0.07)(b)
Net realized and unrealized gains (losses) on investments               (3.64)                 11.86                (0.49)
                                                                       -------               -------               -------
Total income (loss) from investment activities                          (3.84)                 11.55                (0.56)
                                                                       -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (4.57)                    --                    --
                                                                       -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                          $32.58                $40.99                $29.44
                                                                       =======               =======               =======
TOTAL RETURN                                                           (9.92)%                39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                 1.98%                 1.98%
Net expenses(d)                                                          1.87%                 1.97%                 1.98%
Net investment income (loss)(d)                                        (0.58)%               (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $60,432               $76,218               $55,639
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 69

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $40.89                $31.16                $32.72                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              1.04(b)               1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses)
 on investments                                           9.86                  9.14                (1.34)                  1.19
                                                       -------               -------               -------               -------
Total income (loss) from investment
 activities                                              10.90                 10.23                  0.04                  2.72
                                                       -------               -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                   (0.82)                (0.50)                (1.37)                    --
Net realized gains on investments                       (0.38)                    --                    --                    --
Return of capital                                       (0.10)                    --                (0.23)                    --
                                                       -------               -------               -------               -------
Total distributions                                     (1.30)                (0.50)                (1.60)                    --
                                                       -------               -------               -------               -------

NET ASSET VALUE, END OF PERIOD                          $50.49                $40.89                $31.16                $32.72
                                                       =======               =======               =======               =======
TOTAL RETURN                                            27.20%                33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.93%                 2.02%                 2.13%                 1.99%
Net expenses(d)                                          1.93%                 1.98%                 1.98%                 1.99%
Net investment income (loss)(d)                          2.35%                 3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $79,668               $39,613               $20,920               $39,414
Portfolio turnover rate(e)                              1,184%                1,113%                1,163%                  753%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

70 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.56                $10.66                $17.97                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.20)(b)             (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses)
 on investments                                         (0.14)(c)               5.10                (7.07)               (11.69)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                             (0.08)                  4.90                (7.31)               (12.03)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.18)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $15.30                $15.56                $10.66                $17.97
                                                       =======               =======              ========              ========
TOTAL RETURN                                           (0.43)%                45.97%              (40.68)%              (40.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.87%                 1.93%                 2.27%                 2.10%
Net expenses(e)                                          1.87%                 1.93%                 1.98%                 2.10%
Net investment income (loss)(e)                          0.40%               (1.47)%               (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $24,476               $30,631               $15,271               $15,410
Portfolio turnover rate(f)                                497%                  702%                1,208%                2,548%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses on investments during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 71

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $13.74                $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.21(b)               0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses)
 on investments                                           1.91                  0.02(c)             (8.06)                (8.15)
                                                       -------                ------              --------              --------
Total income (loss) from investment
 activities                                               2.12                  0.33                (8.16)                (8.43)
                                                       -------                ------              --------              --------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.13)                    --                    --                    --
Net realized gains on investments                       (0.48)                    --                    --                    --
                                                       -------                ------              --------              --------
Total distributions                                     (0.61)                    --                    --                    --
                                                       -------                ------              --------              --------

NET ASSET VALUE, END OF PERIOD                          $15.25                $13.74                $13.41                $21.57
                                                       =======                ======              ========              ========
TOTAL RETURN                                            15.56%                 2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.95%                 2.06%                 2.19%                 2.17%
Net expenses(e)                                          1.95%                 1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                          1.42%                 2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $17,894                $7,488               $16,796                $4,150
Portfolio turnover rate(f)                              1,048%                1,508%                1,290%                2,830%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

72 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.66                $34.12                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.25(b)               0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments                 2.09(c)             (0.90)                  4.89
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.34                (0.84)                  5.01
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.25)                (0.06)                (0.89)
Net realized gains on investments                                           --                (3.23)                    --
Return of capital                                                       (0.01)                (1.33)                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.26)                (4.62)                (0.89)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.74                $28.66                $34.12
                                                                       =======               =======              ========
TOTAL RETURN                                                             8.18%               (2.55)%                16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.61%                 1.74%                 1.71%
Net expenses(e)                                                          1.61%                 1.73%                 1.71%
Net investment income (loss)(e)                                          0.86%                 0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $43,605               $36,776              $124,928
Portfolio turnover rate(f)                                              1,258%                  526%                  269%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 73

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

74 < Financial Highlights

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET
--------------------------------------------------------------------------------

                                                                                                               FOR THE PERIOD
                                               FOR THE                FOR THE                 FOR THE        OCTOBER 29, 2001(a)
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED                 THROUGH
                                     DECEMBER 31, 2004      DECEMBER 31, 2003       DECEMBER 31, 2002       DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD            $1.000                 $1.000                  $1.000                  $1.000
INVESTMENT ACTIVITIES:
Net investment income (loss)                     0.001                  0.001                   0.002                   0.001
                                               -------                -------                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                           (0.001)                (0.001)                 (0.002)                 (0.001)
                                               -------                -------                 -------                 -------
NET ASSET VALUE, END OF PERIOD                  $1.000                 $1.000                  $1.000                  $1.000
                                               =======                =======                 =======                 =======
TOTAL RETURN                                     0.08%                  0.12%                   0.21%                   0.08%(b)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)                                1.35%                  1.43%                   1.51%                   1.60%
Net expenses(c)                                  1.15%                  0.93%                   1.32%                   1.60%
Net investment income (loss)(c)                  0.05%                  0.12%                   0.22%                   0.27%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $30,701                $45,786                 $69,179                 $60,980

--------------------------------------------------------------------------------
(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

                                                      Financial Highlights > 75

                       This Page Intentionally Left Blank
76

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

MAY 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

NOT JUST FUNDS, PROFUNDS(SM)

ULTRA PROFUNDS VP
UltraBull

INVERSE PROFUNDS VP

Bear

BOND BENCHMARKED
PROFUNDS VP

Rising Rates Opportunity

                       This Page Intentionally Left Blank
2

TABLE OF CONTENTS

 4    PROFUNDS VP OVERVIEW
 5    STRATEGIES AND RISKS
11    ULTRA PROFUNDS VP
12       Ultra Bull
13    INVERSE PROFUNDS VP
14       Bear
15    BOND BENCHMARKED PROFUNDS VP
16       Rising Rates Opportunity
17    GENERAL PROFUNDS VP INFORMATION
21    PROFUNDS MANAGEMENT
23    FINANCIAL HIGHLIGHTS

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

The ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------------------
PROFUND VP               INDEX                        DAILY BENCHMARK         TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------------------
UltraBull                S&P 500 Index                 Double (200%)          Diverse, widely traded, large capitalization

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

------------------------------------------------------------------------------------------------------------------------------
PROFUND VP               INDEX                          DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
------------------------------------------------------------------------------------------------------------------------------
Bear                     S&P 500 Index                 100% of the Inverse    Diverse, widely traded, large capitalization

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance of the price of the most recently issued 30-year U.S. Treasury Bond.

------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                  SECURITY                          DAILY BENCHMARK          DESCRIPTION OF SECURITY OR INDEX
------------------------------------------------------------------------------------------------------------------------------
Rising Rates Opportunity    Most recently issued 30-year     125% of the Inverse       U.S. Treasury securities
                            U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

                       ---------------------------------------------------------

                            PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                            "In seeking to achieve each profund vp's investment

                            objective, profund advisors takes positions in

                            securities and other financial instruments that

                            profund advisors believes, in combination, should

                            simulate the movement of its benchmark."

                                            ProFunds VP Strategies and Risks > 5

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create lever-age, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities;
5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CORRELATION RISK (All ProFunds VP). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over-or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the

6 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

ProFunds VP ability to meet their daily investment objective on that day. Each INVERSE and BOND BENCHMARKED PROFUND VP is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP). Each ProFund VP may invest in debt instruments, and PROFUND VP RISING RATES OPPORTUNITY may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices.

EQUITY RISK (All Ultra and Inverse ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP ). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity). INVERSE PROFUNDS VP should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds VP seek to remain fully invested regardless of market conditions.

NON-DIVERSIFICATION RISK (All ProFunds VP). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

VOLATILITY RISK (Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

Important Concepts and Definitions

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRS), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

   o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

   o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

   o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions.
   Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose
   objective is to seek daily          Fund B: A fund whose objective is to seek
   investment results, before          daily investment results, before fees and
   fees and expenses, that             expenses, that correspond to
   correspond to the daily             twice (200%) the daily performance
   performance of an index.            of an index.

   On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repur-

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

   chase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or under-weight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                            ProFunds VP Strategies and Risks > 9

                      This Page Intentionally Left Blank

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling or increasing by one and one-half times the index's daily return they will achieve superior results.

> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                       ---------------------------------------------------------

                            ULTRA PROFUNDS VP

                       ---------------------------------------------------------

                                                                       DAILY
PROFUND VP             INDEX                                         BENCHMARK
--------------------------------------------------------------------------------
UltraBull              S&P 500 Index                                Double (200%)

                                                          Ultra ProFunds VP > 11

--------------------------------------------------------------------------

PROFUND VP ULTRA BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002           2003           2004
------------------------------------
-36.11%        52.93%         17.18%

            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE          SINCE           INCEPTION
As of December 31, 2004                    YEAR         INCEPTION       DATE
---------------------------------------------------------------------------------
ProFund VP UltraBull                       17.18%      -3.57%           01/22/01
---------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%      -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------------
Investment Advisory Fees                                                  0.75%
Distribution (12b-1) Fees                                                 0.25%
Other Expenses*                                                           0.89%
                                                                          -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.89%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR        3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
ProFund VP UltraBull         $192          $594           $1,021          $2,212

12 < ProFund VP Ultra Bull

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                       ---------------------------------------------------------

                            INVERSE PROFUNDS VP

                       ---------------------------------------------------------

                                                                        DAILY
PROFUND VP                         INDEX                              BENCHMARK
------------------------------------------------------------------------------------
Bear                               S&P 500 Index                 100% of the Inverse

                                                        Inverse ProFunds VP > 13

--------------------------------------------------------------------------

PROFUND VP BEAR

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002           2003           2004
-------------------------------------
20.82%         -24.59%        -10.29%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS               ONE          SINCE           INCEPTION
As of December 31, 2004                    YEAR         INCEPTION       DATE
----------------------------------------------------------------------------------
ProFund VP Bear                            -10.29%     -1.15%           01/22/01
----------------------------------------------------------------------------------
S&P 500 Index (1)                           10.88%     -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.90%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.90%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR        3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
ProFund VP Bear              $193          $597           $1,026          $2,222

14 < ProFund VP Bear

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       ---------------------------------------------------------

                            BOND BENCHMARKED PROFUNDS VP

                       ---------------------------------------------------------

                                                                                                DAILY
PROFUND VP                         SECURITY                                                   BENCHMARK
-------------------------------------------------------------------------------------------------------------
Rising Rates Opportunity           Most recently issued 30-year U.S. Treasury Bond        125% of the Inverse

                                               BOND BENCHMARKED PROFUNDS VP > 15

--------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and onequarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and onequarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2003                              2004
----------------------------------------
-4.11%                           -10.89%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS               ONE          SINCE           INCEPTION
As OF December 31, 2004                    YEAR         INCEPTION       DATE
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity        -10.89%     -12.86%          05/01/02
----------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
    Long-Term Total Return Index (1)         7.18%       8.57%
----------------------------------------------------------------------------------
Most recently issued Long Bond (2)           8.86%       9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
---------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             0.25%
Other Expenses*                                                       0.75%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.75%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                             1 YEAR        3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------------------------------------
ProFund VP Rising
     Rate Opportunity        $178          $551           $949            $2,062

16 < Profund VP Rising Rates Opportunity

                       ---------------------------------------------------------

                            GENERAL PROFUNDS VP INFORMATION

                       ---------------------------------------------------------

                            "Purchases, redemptions and exchanges of shares are

                            effected at the net asset value per share next

                            determined after a purchase order, redemption or

                            exchange request is received in good order."

                                            General ProFunds VP Information > 17

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows: Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

                                                                  Capital
                                           Dividends               Gains
        ProFund Name                ---------------------------------------
                                     Accrued          Paid          Paid
---------------------------------------------------------------------------
All ProFunds VP                     Annually      Annually        Annually
---------------------------------------------------------------------------

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices. The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

18 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND
REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by

                                            General ProFunds VP Information > 19

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted; after March 18, 2005 through September 16, 2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16, 2005, the index values will move to a full free floatadjusted calculation. Reconstitution occurs both on a quarterly and ongoing basis.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

20 < General ProFunds VP Information

                       ---------------------------------------------------------

                            PROFUNDS MANAGEMENT

                       ---------------------------------------------------------

                            "The Board of Trustees is responsible for the

                            general supervision of the Trust, including the

                            ProFunds VP. The Trust's officers are responsible

                            for the day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 21

--------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
------------------------------------------------------------------------
UltraBull                                                       0.75%
Bear                                                            0.75%
Rising Rates Opportunity                                        0.75%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M.Mayberg and William E.Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M.MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O. Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed
ProFund VP:

ProFund VP: UltraBull and Bear.

                              START DATE - LENGTH     BUSINESS EXPERIENCE
NAME AND TITLE                    OF SERVICE          DURING LAST 5 YEARS
------------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999       ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.

                              START DATE - LENGTH     BUSINESS EXPERIENCE
NAME AND TITLE                    OF SERVICE          DURING LAST 5 YEARS
------------------------------------------------------------------------------------
Elisa Petit - Team Leader,     Since 3/02/2000        ProFund Advisors - Team
  Portfolio Manager                                   Leader since April 2002,
                                                      Portfolio Manager since
                                                      March 2000.
Olessia Burner -               Since 8/18/1998        ProFund Advisors - Portfolio
  Portfolio Manager                                   Manager since November
                                                      2004, Portfolio Analyst
                                                      August 1998 to November
                                                      2004.
Howard Rubin - Senior          Since 4/10/2000        ProFund Advisors - Senior
  Portfolio Manager                                   Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.
Erik Berke, CFA - Associate    Since 1/18/2005        ProFund Advisors - Associate
  Portfolio Manager                                   Portfolio Manager since
                                                      January 2005; AIM
                                                      Investments Trader, October
                                                      2001 to January 2005;
                                                      Goldman Sachs' Hill Group,
                                                      LLC - Associate, August 1999
                                                      to July 2001.

ProFund VP: Rising Rates Opportunity

                                  LENGTH              BUSINESS EXPERIENCE
NAME AND TITLE                  OF SERVICE            DURING LAST 5 YEARS
------------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999       ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Christian Saarbach -           Since 6/17/2002        ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Portfolio Analyst
                                                      June 2002 to November 2004;
                                                      Intern, Salomon Smith Barney
                                                      September 2001 to May 2002;
                                                      Intern, Legg Mason June 2001
                                                      to August 2001 and the Johns
                                                      Hopkins Bloomberg School of
                                                      Public Health June 2000 to
                                                      August 2000 and June 2001
                                                      to August 2001.
Howard Rubin -                 Since 4/10/2000        ProFund Advisors - Senior
  Senior Portfolio Manager                            Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------
UltraBull                                                       0.15%
Bear                                                            0.15%
Rising Rates Opportunity                                        0.15%

22 < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       ---------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       ---------------------------------------------------------

                                                       Financial Highlights > 23

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.19                $14.51                $22.71                $30.00
                                                       -------               -------              --------              --------
INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.02(b)             (0.05)(b)             (0.08)(b)             (0.09)(b)
Net realized and unrealized gains (losses)
 on investments                                           3.55                  7.73                (8.12)                (7.20)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               3.57                  7.68                (8.20)                (7.29)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (2.92)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $22.84                $22.19                $14.51                $22.71
                                                       =======               =======              ========              ========
TOTAL RETURN                                            17.18%                52.93%              (36.11)%              (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.89%                 2.07%                 2.12%                 1.94%
Net expenses(d)                                          1.89%                 1.84%                 1.98%                 1.94%
Net investment income (loss)(d)                          0.11%               (0.32%)               (0.46%)               (0.42%)

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $96,514               $68,318               $42,288               $64,186
Portfolio turnover rate(e)                                830%                1,124%                1,249%                  682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

24 > Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $31.89                $42.29                $35.07                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.22)(b)             (0.36)(b)             (0.23)(b)               0.26(b)
Net realized and unrealized gains (losses)
 on investments                                         (3.06)               (10.04)                  7.53                  4.81
                                                      --------              --------               -------               -------
Total income (loss) from investment
 activities                                             (3.28)               (10.40)                  7.30                  5.07
                                                      --------              --------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       --                    --                (0.08)                    --
                                                      --------              --------               -------               -------
NET ASSET VALUE, END OF PERIOD                          $28.61                $31.89                $42.29                $35.07
                                                      ========              ========               =======               =======
TOTAL RETURN                                          (10.29)%              (24.59)%                20.82%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.90%                 1.98%                 2.03%                 1.89%
Net expenses(d)                                          1.90%                 1.98%                 1.98%                 1.89%
Net investment income (loss)(d)                        (0.70)%               (0.96)%               (0.57)%                 0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,887               $54,301               $77,938               $37,290
Portfolio turnover rate(e)                                  --                    --                    --(f)             1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

                                                       Financial Highlights > 25

--------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

26 > Financial Highlights

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

May 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

Not just funds, ProFunds(SM)

ULTRA PROFUNDS VP

UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

PROFUND VP MONEY MARKET

                       This Page Intentionally Left Blank
2

TABLE OF CONTENTS

 4      PROFUNDS VP OVERVIEW

 5      STRATEGIES AND RISKS

11      ULTRA PROFUNDS VP
12          UltraBull
13          UltraMid-Cap
14          UltraSmall-Cap
15          UltraOTC

17      INVERSE PROFUNDS VP
18          Bear
19          Short Small-Cap
20          Short OTC

21      PROFUND VP MONEY MARKET

23      GENERAL PROFUNDS VP INFORMATION

27      PROFUNDS MANAGEMENT

29      FINANCIAL HIGHLIGHTS

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times double (200%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
UltraBull              S&P 500 Index                           Double (200%)       Diverse, widely traded, large capitalization
UltraMid-Cap           S&P MidCap 400 Index                    Double (200%)       Diverse, widely traded, mid-capitalization
UltraSmall-Cap         Russell 2000 Index                      Double (200%)       Diverse, small capitalization
UltraOTC               NASDAQ-100 Index                        Double (200%)       Large capitalization, non-financial companies
                                                                                   listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that double (200%) the inverse (opposite) of the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK         TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bear                   S&P 500 Index                         100% of the Inverse     Diverse, widely traded, large capitalization
Short Small-Cap        Russell 2000 Index                    100% of the Inverse     Diverse, small capitalization
Short OTC              NASDAQ-100 Index                      100% of the Inverse     Large capitalization, non-financial companies
                                                                                     listed on The NASDAQ Stock Market

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

(1)A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

                       ---------------------------------------------------------

                          PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                         "In seeking to achieve each non-money market ProFund

                         VP's investment objective, ProFund Advisors takes

                         positions in securities and other financial instruments

                         that ProFund Advisors believes, in combination, should

                         simulate the movement of its benchmark."

                                            ProFunds VP Strategies and Risks > 5

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all MID-CAP and SMALL-CAP PROFUNDS VP and PROFUND VP SHORT OTC seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (ProFund VP Short Small-Cap and ProFund VP Short OTC). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a

6 < ProFunds VP Strategies and Risks

         -----------------------------------------------------------------------

              PROFUNDS VP STRATEGIES AND RISKS

         -----------------------------------------------------------------------

particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, each of PROFUND VP SHORT SMALL-CAP and PROFUND VP SHORT OTC are likely to concentrate their investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being overor under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA and INVERSE PROFUND VP) is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (ProFund VP Money Market). PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk.

EQUITY RISK (All Inverse ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

INTEREST RATE RISK (ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP). INVERSE PROFUNDS VP should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the INVERSE PROFUNDS VP and PROFUND VP MONEY MARKET should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds VP seek to remain fully invested regardless of market conditions.

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

MID-CAP COMPANY INVESTMENT RISK (ProFund VP UltraMid-Cap). Midcap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP UltraOTC and ProFund VP Short
OTC). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

VOLATILITY RISK (Ultra ProFunds VP). The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

    o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

    o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

    o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment

8 < ProFunds VP Strategies and Risks

         -----------------------------------------------------------------------

              PROFUNDS VP STRATEGIES AND RISKS

         -----------------------------------------------------------------------

contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose                    Fund B: A fund whose objective
objective is to seek daily              is to seek daily investment
investment results, before              results, before fees and
fees and expenses, that                 expenses, that correspond to
correspond to the daily                 twice (200%) the daily performance
performance of an index.                of an index.

On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTs grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. Since Inception returns are calculated from the date the Fund commenced operations. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

                                            ProFunds VP Strategies and Risks > 9

                    This Page Intentionally Left Blank

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > believe that the value of a particular index will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results.

 > are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                       ---------------------------------------------------------

                          ULTRA PROFUNDS VP

                       ---------------------------------------------------------

                                                                 DAILY
PROFUND VP                 INDEX                               BENCHMARK
---------------------------------------------------------------------------
ULTRABULL                  S&P 500 Index                      Double (200%)
ULTRAMID-CAP               S&P MidCap 400 Index               Double (200%)
ULTRASMALL-CAP             Russell 2000 Index                 Double (200%)
ULTRAOTC                   NASDAQ-100 Index                   Double (200%)

                                                          Ultra ProFunds VP > 11

--------------------------------------------------------------------------

PROFUND VP ULTRA BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                        [CHART OF ANNUAL RETURNS]

  2002                                2003                         2004
------------------------------------------------------------------------
-36.11%                              52.93%                       17.18%

                               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                      17.18%      -3.57%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%      -0.97%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.89%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.89%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraBull          $192         $594           $1,021        $2,212

12 < ProFund VP Ultra Bull

         -----------------------------------------------------------------------

              PROFUND VP ULTRA MID-CAP

         -----------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
70.09%                         27.70%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                   27.70%      8.85%            05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400 Index (1)                  16.49%      9.27%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap        $197         $609          $1,047        $2,264

                                                   ProFund VP Ultra Mid-Cap > 13

--------------------------------------------------------------------------

PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                   [CHART OF ANNUAL RETURNS]

 2000               2001        2002         2003        2004
--------------------------------------------------------------
-22.14%            -7.61%      -42.61%      99.45%      31.07%

                         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      SINCE          INCEPTION
As of December 31, 2004              YEAR     YEAR      INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap            31.07%   1.54%      5.09%         10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index (1)               18.44%   6.68%     10.89%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap      $197         $609          $1,047        $2,264

14 < ProFund VP Ultra Small-Cap

         -----------------------------------------------------------------------

              PROFUND VP ULTRAOTC

         -----------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART OF ANNUAL RETURNS]

 2000           2001          2002         2003         2004
-------------------------------------------------------------
-73.37%        -68.72%       -68.94%      102.67%      14.10%

                        [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS       ONE        FIVE       SINCE         INCEPTION
As of December 31, 2004            YEAR       YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC                14.10%     -43.07%    -31.34%       10/18/99
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)               10.75%     -15.13%     -6.85%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.88%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.88%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraOTC            $191         $591          $1,016        $2,201

                                                        ProFund VP UltraOTC > 15

This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

 > are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                       ---------------------------------------------------------

                          INVERSE PROFUNDS VP

                       ---------------------------------------------------------

                                                                   DAILY
PROFUND VP                 INDEX                                  BENCHMARK
--------------------------------------------------------------------------------
BEAR                       S&P 500 Index                     100% of the Inverse
SHORT SMALL CAP            Russell 2000 Index                100% of the Inverse
SHORT OTC                  NASDAQ-100 Index                  100% of the Inverse

                                                        Inverse ProFunds VP > 17

--------------------------------------------------------------------------

PROFUND VP BEAR

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

              [CHART OF ANNUAL RETURNS]

 2002                         2003              2004
-----------------------------------------------------
20.82%                      -24.59%           -10.29%

                    [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Bear                           -10.29%     -1.15%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%     -0.97%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.90%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear                $193         $597          $1,026        $2,222

18 < ProFund VP Bear

         -----------------------------------------------------------------------

              PROFUND VP SHORT SMALL-CAP

         -----------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

         [CHART OF ANNUAL RETURNS]

 2003                                2004
------------------------------------------
-34.52%                            -9.03%

                [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR(1)     INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap                -9.03%      -21.43%          09/03/02
--------------------------------------------------------------------------------
Russell 2000 Index(2)                     18.44%       27.91%

(1)Fund performance for the period reflects temporary out performance versus its benchmark resulting, in part, from its small size. Similar periods of out performance are unlikely to reoccur.

(2)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  1.28%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.28%
Fee Waivers/Reimbursements**                                    -0.30%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

**ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
Short Small-Cap                $201         $684          $1,193        $2,592

                                                 ProFund VP Short Small-Cap > 19

--------------------------------------------------------------------------

PROFUND VP SHORT OTC

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURNS]

 2003                   2004
------------------------------
-37.31%                -11.11%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 6.99% (quarter ended September 30,
2004) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Short OTC                     -11.11%        -16.40%        05/01/02
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)                      10.75%          9.91%

(1)Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short OTC           $189         $585          $1,006        $2,180

20 < ProFund VP Short OTC

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

 >  seek current income consistent with liquidity and preservation of capital.

                       ---------------------------------------------------------

                          PROFUND VP MONEY MARKET

                       ---------------------------------------------------------

                                                    ProFund VP Money Market > 21

--------------------------------------------------------------------------

PROFUND VP MONEY MARKET

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, shortterm, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollarweighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

 > have received the highest short-term rating from two nationally recognized statistical rating organizations;

 > have received the highest short-term rating from one rating organization (if only one organization rates the security);

 >  if unrated, are determined to be of similar quality by ProFund Advisors; or

 > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

 > Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returns to lag behind those of similar money market funds.

 > Prepayment Risk: When a bond issuer, such as an issuer of assetbacked securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

 > Financial Services Industry Concentration Risk: Because PROFUND VP MONEY MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 5.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

     [CHART OF ANNUAL RETURN]

 2002          2003          2004
0.21%         0.12%         0.08%

           [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS        ONE        SINCE       INCEPTION
As of December 31, 2004             YEAR       INCEPTION   DATE
------------------------------------------------------------------
ProFund VP Money Market             0.08%      0.15%       10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2004 was 0.72%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
------------------------------------------------------------------
Investment Advisory Fees                                   0.75%
Distribution (12b-1) Fees                                  0.25%
Other Expenses*                                            0.35%
                                                           -----
TOTAL ANNUAL FUND OPERATING EXPENSES                       1.35%

*"Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                          1 YEAR          3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
ProFund VP Money Market   $137            $428           $739           $1,624

22 < Profund VP Money Market

                       ---------------------------------------------------------

                          GENERAL PROFUNDS VP INFORMATION

                       ---------------------------------------------------------

                       "Purchases, redemptions and exchanges of shares are

                       effected at the net asset value per share next

                       determined after a purchase order, redemption or

                       exchange request is received in good order."

                                            General ProFunds VP Information > 23

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

                                                                            CAPITAL
                                               DIVIDENDS                     GAINS
    PROFUND NAME                       -----------------------------------------------
--------------------------------------------------------------------------------------
                                       Accrued          Paid               Paid
--------------------------------------------------------------------------------------
VP MONEY MARKET                        Daily            Monthly            Annually*
--------------------------------------------------------------------------------------
ALL OTHER PROFUNDS VP                  Annually         Annually           Annually
--------------------------------------------------------------------------------------

*PROFUND VP MONEY MARKET reserves the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what

24 < General ProFunds VP Information

         -----------------------------------------------------------------------

              GENERAL PROFUNDS VP INFORMATION

         -----------------------------------------------------------------------

action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND
REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk, " frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

                                            General ProFunds VP Information > 25

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted; after March 18, 2005 through September 16, 2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16, 2005, the index values will move to a full free floatadjusted calculation. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2005, the S&P MidCap 400 Index included companies with capitalizations between $272.4 million and $9.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2005, the Russell 2000 Index included companies with capitalizations between $29.3 million and $6.1 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalizationweighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

"Standard & Poor's(R), " "S&P(R), " "S&P 500(R), " "Standard & Poor's 500, " "500". "S&P MidCap 400" and "Standard & Poor's MidCap 400, " are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). "Russell 2000(R) Index" is a trademark of the Frank Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

(Please see the Statement of Additional Information, which sets fourth certain additional disclaimers and limitations of liabilities).

26 < General ProFunds VP Information

                       ---------------------------------------------------

                          PROFUNDS MANAGEMENT

                       ---------------------------------------------------

                         "The Board of Trustees is responsible for the general

                         supervision of the Trust, including the ProFunds VP.

                         The Trust's officers are responsible for the

                         day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 27

--------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------
UltraBull                                                       0.75%
UltraMid-Cap                                                    0.75%
UltraSmall-Cap                                                  0.75%
UltraOTC                                                        0.75%
Bear                                                            0.75%
Short Small-Cap                                                 0.68%
Short OTC                                                       0.75%
Money Market                                                    0.66%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph.d., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O. Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC,
Bear, Short Small-Cap, Short OTC.

                             START DATE - LENGTH       BUSINESS EXPERIENCE
NAME AND TITLE                    OF SERVICE           DURING LAST 5 YEARS
---------------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999        ProFund Advisors - Director of
  Director of Portfolio                                Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.

Elisa Petit - Team Leader,     Since 3/02/2000         ProFund Advisors - Team
  Portfolio Manager                                    Leader since April 2002,
                                                       Portfolio Manager since
                                                       March 2000.

Olessia Burner -               Since 8/18/1998         ProFund Advisors - Portfolio
  Portfolio Manager                                    Manager since November
                                                       2004, Portfolio Analyst
                                                       August 1998 to November
                                                       2004.

Howard Rubin - Senior          Since 4/10/2000         ProFund Advisors - Senior
  Portfolio Manager                                    Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Manager April 2000 to
                                                       November 2004.

Erik Benke, CFA - Associate    Since 1/18/2005         ProFund Advisors - Associate
  Portfolio Manager                                    Portfolio Manager since
                                                       January 2005; AIM
                                                       Investments - Trader, October
                                                       2001 to January 2005;
                                                       Goldman Sachs' Hull Group,
                                                       LLC - Associate, August 1999
                                                       to July 2001.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------
UltraBull                                                      0.15%
UltraMid-Cap                                                   0.15%
UltraSmall-Cap                                                 0.15%
UltraOTC                                                       0.15%
Bear                                                           0.15%
Short Small-Cap                                                0.14%
Short OTC                                                      0.15%
Money Market                                                   0.13%

28 < ProFunds Management

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       --------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       --------------------------------------------------------

                                                       Financial Highlights > 29

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.19                $14.51                $22.71                $30.00
                                                       -------               -------              --------              --------
INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.02(b)             (0.05)(b)             (0.08)(b)             (0.09)(b)
Net realized and unrealized gains (losses)
 on investments                                           3.55                  7.73                (8.12)                (7.20)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               3.57                  7.68                (8.20)                (7.29)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (2.92)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $22.84                $22.19                $14.51                $22.71
                                                       =======               =======              ========              ========
TOTAL RETURN                                            17.18%                52.93%              (36.11)%              (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.89%                 2.07%                 2.12%                 1.94%
Net expenses(d)                                          1.89%                 1.84%                 1.98%                 1.94%
Net investment income (loss)(d)                          0.11%               (0.32%)               (0.46%)               (0.42%)

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $96,514               $68,318               $42,288               $64,186
Portfolio turnover rate(e)                                830%                1,124%                1,249%                  682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

30 < Financial Highlights

         -----------------------------------------------------------------------

              FINANCIAL HIGHLIGHTS

              Selected data for a share of beneficial interest outstanding throughout the periods indicated.

         -----------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.46                $17.32                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.23)(b)             (0.20)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 8.14                 12.34               (12.59)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            7.91                 12.14               (12.68)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.00)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $35.37                $29.46                $17.32
                                                                       =======               =======              ========
TOTAL RETURN                                                            27.70%                70.09%              (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.08%                 2.36%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.72)%               (0.88)%               (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $88,463               $38,653               $20,777
Portfolio turnover rate(e)                                                602%                1,202%                2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 31

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $29.20       $14.64       $25.51       $27.61       $35.99

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.21)(a)    (0.14)(a)    (0.16)(a)    (0.17)(a)    (0.04)(a)
   Net realized and unrealized gains (losses) on investments         8.39        14.70      (10.71)       (1.93)       (7.90)
                                                                 --------      -------     --------      -------     --------
   Total income (loss) from investment activities                    8.18        14.56      (10.87)       (2.10)       (7.94)
                                                                 --------      -------     --------      -------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               --           --           --           --       (0.02)
   Net realized gains on investments                               (6.63)           --           --           --       (0.42)
                                                                 --------      -------     --------      -------     --------
   Total distributions                                             (6.63)           --           --           --       (0.44)
                                                                 --------      -------     --------      -------     --------
   NET ASSET VALUE, END OF PERIOD                                  $30.75       $29.20       $14.64       $25.51       $27.61
                                                                 ========      =======     ========      =======     ========
   TOTAL RETURN                                                    31.07%       99.45%     (42.61)%      (7.61)%     (22.14)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.94%        2.00%        2.15%        2.11%        2.24%
   Net expenses                                                     1.94%        1.98%        1.98%        2.11%        1.95%
   Net investment income (loss)                                   (0.68)%      (0.66)%      (0.78)%      (0.69)%      (0.12)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $173,846      $88,165      $30,561      $89,041      $33,388
   Portfolio turnover rate(b)                                        481%         572%       1,511%         842%       1,971%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

32 < Financial Highlights

         -----------------------------------------------------------------------

              FINANCIAL HIGHLIGHTS

              Selected data for a share of beneficial interest outstanding throughout the periods indicated.

         -----------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                             $3.04        $1.50        $4.83       $15.44       $70.93

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.02)(a)    (0.04)(a)    (0.04)(a)    (0.11)(a)    (0.40)(a)
   Net realized and unrealized gains (losses) on investments         0.40         1.58       (3.29)      (10.50)      (51.29)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    0.38         1.54       (3.33)      (10.61)      (51.69)
                                                                 --------     --------     --------     --------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments                               (0.34)           --           --           --       (3.80)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                   $3.08        $3.04        $1.50        $4.83       $15.44
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.10%      102.67%     (68.94)%     (68.72)%     (73.37)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.88%        1.97%        2.08%        1.95%        1.65%
   Net expenses                                                     1.88%        1.94%        1.98%        1.95%        1.65%
   Net investment income (loss)                                   (0.61)%      (1.59)%      (1.64)%      (1.60)%      (0.79)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $151,620     $114,077      $53,188     $102,131     $115,498
   Portfolio turnover rate(b)                                        504%         768%         982%         465%         683%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 33

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $31.89                $42.29                $35.07                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.22)(b)             (0.36)(b)             (0.23)(b)               0.26(b)
Net realized and unrealized gains (losses)
 on investments                                         (3.06)               (10.04)                  7.53                  4.81
                                                      --------              --------               -------               -------
Total income (loss) from investment
 activities                                             (3.28)               (10.40)                  7.30                  5.07
                                                      --------              --------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       --                    --                (0.08)                    --
                                                      --------              --------               -------               -------
NET ASSET VALUE, END OF PERIOD                          $28.61                $31.89                $42.29                $35.07
                                                      ========              ========               =======               =======
TOTAL RETURN                                          (10.29)%              (24.59)%                20.82%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.90%                 1.98%                 2.03%                 1.89%
Net expenses(d)                                          1.90%                 1.98%                 1.98%                 1.89%
Net investment income (loss)(d)                        (0.70)%               (0.96)%               (0.57)%                 0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,887               $54,301               $77,938               $37,290
Portfolio turnover rate(e)                                  --                    --                    --(f)             1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

34 < Financial Highlights

         -----------------------------------------------------------------------

              FINANCIAL HIGHLIGHTS

              Selected data for a share of beneficial interest outstanding throughout the periods indicated.

         -----------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE       SEPTEMBER 3, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003       DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $18.82                $28.74                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.11)(b)             (0.20)(b)               (0.02)(b)
Net realized and unrealized gains (losses) on investments               (1.59)                (9.72)                  (1.24)
                                                                       -------              --------                 -------
Total income (loss) from investment activities                          (1.70)                (9.92)                  (1.26)
                                                                       -------              --------                 -------
NET ASSET VALUE, END OF PERIOD                                          $17.12                $18.82                  $28.74
                                                                       =======              ========                 =======
TOTAL RETURN                                                           (9.03)%              (34.52)%                 (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.28%                 2.71%                   1.73%
Net expenses(d)                                                          1.98%                 1.98%                   1.73%
Net investment income (loss)(d)                                        (0.62)%               (0.80)%                 (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $6,934                  $125                  $2,173
Portfolio turnover rate(e)                                                  --                    --                      --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 35

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.71                $33.37                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.13)(b)             (0.24)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.17)               (12.21)                  3.46
                                                                      --------              --------               -------
Total income (loss) from investment activities                          (2.30)               (12.45)                  3.37
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                       --                (0.21)                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $18.41                $20.71                $33.37
                                                                      ========              ========               =======
TOTAL RETURN                                                          (11.11)%              (37.31)%                11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.99%                 1.96%
Net expenses(d)                                                          1.86%                 1.98%                 1.96%
Net investment income (loss)(d)                                        (0.62)%               (0.93)%               (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $16,213               $31,524               $14,030
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

36 < Financial Highlights

         -----------------------------------------------------------------------

              FINANCIAL HIGHLIGHTS

              Selected data for a share of beneficial interest outstanding throughout the periods indicated.

         -----------------------------------------------------------------------

PROFUND VP MONEY MARKET
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      OCTOBER 1, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                   $1.000                $1.000                $1.000                $1.000

INVESTMENT ACTIVITIES:
Net investment income (loss)                            0.001                 0.001                 0.002                 0.001
                                                      -------               -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                 (0.001)               (0.001)               (0.002)               (0.001)
                                                      -------               -------               -------               -------
NET ASSET VALUE, END OF PERIOD                         $1.000                $1.000                $1.000                $1.000
                                                      =======               =======               =======               =======
TOTAL RETURN                                            0.08%                 0.12%                 0.21%                 0.08%(b)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)                                       1.35%                 1.43%                 1.51%                 1.60%
Net expenses(c)                                         1.15%                 0.93%                 1.32%                 1.60%
Net investment income (loss)(c)                         0.05%                 0.12%                 0.22%                 0.27%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $30,701               $45,786               $69,179               $60,980

================================================================================
(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

                                                       Financial Highlights > 37

                       This Page Intentionally Left Blank

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)

                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

May 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

Not just funds, ProFunds(SM)

CLASSIC PROFUNDS VP
Bull
Small-Cap
OTC
Mid-Cap Value
Small-Cap Value
Europe 30

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Oil & Gas
Precious Metals
Real Estate

BOND BENCHMARKED
PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

PROFUND VP MONEY MARKET

                       This Page Intentionally Left Blank
2

TABLE OF CONTENTS

 4     PROFUNDS VP OVERVIEW

 7     STRATEGIES AND RISKS

13     CLASSIC PROFUNDS VP
14        Bull
15        Small-Cap
16        OTC
17        Mid-Cap Value
18        Small-Cap Value
19        Europe 30

21     ULTRA PROFUNDS VP
22        UltraBull
23        UltraMid-Cap
24        UltraSmall-Cap
25        UltraOTC

27     INVERSE PROFUNDS VP
28        Bear
29        Short Small-Cap
30        Short OTC

31     SECTOR PROFUNDS VP
32        Oil & Gas
33        Precious Metals
34        Real Estate

35     BOND BENCHMARKED PROFUNDS VP
36        U.S. Government Plus
37        Rising Rates Opportunity

39     PROFUND VP MONEY MARKET

41     GENERAL PROFUNDS VP INFORMATION

47     PROFUNDS MANAGEMENT

51     FINANCIAL HIGHLIGHTS

[LOGO OF BULL & BEAR](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bull                   S&P 500 Index(R)                     Match (100%)          Diverse, widely traded, large capitalization

Small-Cap              Russell 2000(R) Index                Match (100%)          Diverse, small capitalization

OTC                    NASDAQ-100(R) Index                  Match (100%)          Large capitalization, non-financial companies
                                                                                  listed on The NASDAQ Stock Market

Mid-Cap Value          S&P MidCap 400/Barra Value Index     Match (100%)          Diverse, widely traded, mid-capitalization

Small-Cap Value        S&P SmallCap 600/Barra Value Index   Match (100%)          Diverse, small capitalization

Europe 30              ProFunds Europe 30 Index             Match (100%)          Companies whose principal offices are located in
                                                                                  European countries, whose securities are traded
                                                                                  in the U.S.

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to double (200%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                              DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
UltraBull              S&P 500 Index                      Double (200%)         Diverse, widely traded, large capitalization

UltraMid-Cap           S&P MidCap 400 Index               Double (200%)         Diverse, widely traded, mid-capitalization

UltraSmall-Cap         Russell 2000 Index                 Double (200%)         Diverse, small capitalization

UltraOTC               NASDAQ-100 Index                   Double (200%)         Large capitalization, non-financial companies
                                                                                listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                              DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bear                   S&P 500 Index                      100% of the Inverse   Diverse, widely traded, large capitalization

Short Small-Cap        Russell 2000 Index                 100% of the Inverse   Diverse, small capitalization

Short OTC              NASDAQ-100 Index                   100% of the Inverse   Large capitalization, non-financial companies
                                                                                listed on The NASDAQ Stock Market

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                              DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------

Oil & Gas              Dow Jones U.S. Oil & Gas Index     Match (100%)          Securities within the oil and gas sector of the
                                                                                U.S. equity market

Precious Metals        Dow Jones Precious Metals Index    Match (100%)          Securities of companies involved in the mining of
                                                                                precious metals

Real Estate            Dow Jones U.S. Real Estate Index   Match (100%)          Securities representing the real estate industry in
                                                                                the U.S. equity market

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

BOND BENCHMARKED PROFUNDS VP

Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance or the inverse daily performance of the price of the most recently issued 30-year U.S. Treasury Bond.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                  SECURITY                         DAILY BENCHMARK        DESCRIPTION OF SECURITY OR INDEX
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Plus        Most recently issued 30-year           125%             U.S. Treasury securities
                            U.S. Treasury Bond

Rising Rates Opportunity    Most recently issued 30-year     125% of the Inverse    U.S. Treasury securities
                            U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

                                                        ProFunds VP Overview > 5

                       This Page Intentionally Left Blank

                    ------------------------------------------------------------

                         PROFUNDS VP STRATEGIES AND RISKS

                    ------------------------------------------------------------

                       "In seeking to achieve each non-money market ProFund VP's

                       investment objective, ProFund Advisors takes positions in

                       securities and other financial instruments that ProFund

                       Advisors believes, in combination, should simulate the

                       movement of its benchmark."

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all MID-CAP and SMALL-CAP PROFUND VP OTC, PROFUND VP EUROPE 30, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counter-party risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

CONCENTRATION RISK (Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over-or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP (excluding PROFUND VP U.S. GOVERNMENT PLUS) is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counter-parties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EXCHANGE RATE RISK (ProFund VP Europe 30). Changes in foreign currency exchange rates may affect the value of a ProFund VP's investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN CURRENCY RISK (ProFund VP Europe 30). Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of each ProFund VP may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN INVESTMENT RISK (ProFund VP Europe 30). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Exchange Rate Risk and Foreign Currency Risk. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Europe 30). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

INTEREST RATE RISK (Bond Benchmarked ProFunds VP and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP and ProFunds VP Rising Rates Opportunity). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the INVERSE PROFUNDS VP, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFundsVP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds VP seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Mid-Cap Value and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies'share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP OTC, ProFund VP UltraOTC and ProFund VP Short OTC). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely

10 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

           PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

affect profitability.

VALUE INVESTING RISK (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced."Value"stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Ultra ProFunds VP and Bond Benchmarked ProFunds VP). The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since:(i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES OR FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

    Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

    Fund A: A fund whose                     Fund B:A fund whose objective
    objective is to seek daily               is to seek daily investment
    investment results, before               results, before fees and expenses,
    fees and expenses, that                  that correspond to twice (200%)
    correspond to the daily                  the daily performance of an index.
    performance of an index.

    On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

                                           ProFunds VP Strategies and Risks > 11

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

12 < ProFunds VP Strategies and Risks

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

> want to achieve investment results that correspond to the daily performance of a particular index.

                       ---------------------------------------------------------

                            CLASSIC PROFUNDS VP

                       ---------------------------------------------------------

                                                                 DAILY
PROFUND VP          INDEX                                      BENCHMARK
---------------------------------------------------------------------------
Bull                S&P 500 Index                              Match (100%)
Small-Cap           Russell 2000 Index                         Match (100%)
OTC                 NASDAQ-100 Index                           Match (100%)
Mid-Cap Value       S&P MidCap 400/Barra Value Index           Match (100%)
Small-Cap Value     S&P SmallCap 600/Barra Value Index         Match (100%)
Europe 30           ProFunds Europe 30 Index                   Match (100%)

                                                        Classic ProFunds VP > 13

--------------------------------------------------------------------------

PROFUND VP BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7 .

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

2002             2003            2004
--------------------------------------
-23.98%          25.59%          8.83%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Bull                           8.83%     -1.87%         05/01/01
-----------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%      0.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
-----------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bull                  $181          $560        $964         $2,095

14 < ProFund VP Bull

      --------------------------------------------------------------------------

           PROFUND VP SMALL-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

2002             2003           2004
--------------------------------------
-22.44%          42.75%         16.74%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Small-Cap                     16.74%     5.82%          05/01/01
-----------------------------------------------------------------------------
RUSSELL 2000 Index (1)                   18.44%     9.55%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.61%
                                                                ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.61%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap              $164        $508         $876         $1,191

                                                       ProFund VP Small-Cap > 15

---------------------------------------------------------------------------

PROFUND VP OTC

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OTC may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OTC by showing the variability of PROFUND VP OTC returns from year to year and by comparing average annual total returns of PROFUND VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

  2002            2003            2004
--------------------------------------
-38.62%          46.75%          8.53%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was -28.03% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP OTC                           8.53%      -13.25%        01/22/01
-----------------------------------------------------------------------------
NASDAQ-100 Index (1)                     10.75%     -11.52%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP OTC                   $190         $588         $1,011       $2,190

16 < ProFund VP OTC

      --------------------------------------------------------------------------

           PROFUND VP MID-CAP VALUE

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP VALUE ARE ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP VALUE by showing the variability of PROFUND VP MID-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
35.74%                  15.96%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended June 30,
2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Mid-Cap Value                 15.96%      7.73%         05/01/02
-----------------------------------------------------------------------------
S&P MidCap 400/Barra Value Index (1)     19.01%     11.52%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.92%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value          $195        $603         $1,037       $2,243

                                                   ProFund VP Mid-Cap Value > 17

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks"beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
34.68%                  20.12%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS                ONE         SINCE          INCEPTION
As of December 31, 2004                     YEAR        INCEPTION      DATE
---------------------------------------------------------------------------------
ProFund VP Small-Cap Value                  20.12%      5.72%          05/01/02
---------------------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1)      23.40%      9.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value           $198       $612        $1,052      $2,275

18 < ProFund VP Small-Cap Value

      --------------------------------------------------------------------------

           PROFUND VP EUROPE 30

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of PROFUND VP EUROPE 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART OF ANNUAL RETURNS]

  2000           2001          2002         2003        2004
-------------------------------------------------------------
-12.75%        -24.14%       -25.76%       38.73%      14.32%

                         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE         FIVE        SINCE          INCEPTION
As of December 31, 2004                  YEAR        YEAR        INCEPTION      DATE
------------------------------------------------------------------------------------------
ProFund VP Europe 30                     14.32%     -4.87%       -0.85%         10/18/99
ProFunds Europe 30 Index (1)             16.99%     -0.63%        3.47%
------------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index (1)(2)          13.97%     -5.30%       -1.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------------------------------
ProFund VP Europe 30        $181         $560         $964         $2,095

                                                       ProFund VP Europe 30 > 19

                       This Page Intentionally Left Blank
20

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> believe that the value of a particular index will increase, and that by investing with the objective of doubling or increasing by one and one-half times the index's daily return they will achieve superior results.
> are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                       ---------------------------------------------------------

                            ULTRA PROFUNDS VP

                       ---------------------------------------------------------

                                                                     DAILY
PROFUND VP                 INDEX                                   BENCHMARK
--------------------------------------------------------------------------------
UltraBull                  S&P 500 Index                           Double (200%)
UltraMid-Cap               S&P MidCap 400 Index                    Double (200%)
UltraSmall-Cap             Russell 2000 Index                      Double (200%)
UltraOTC                   NASDAQ-100 Index                        Double (200%)

                                                          Ultra ProFunds VP > 21

--------------------------------------------------------------------------

PROFUND VP ULTRA BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

  2002           2003            2004
--------------------------------------
-36.11%         52.93%          17.18%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                      17.18%      -3.57%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%      -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.89%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.89%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE:This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraBull          $192         $594           $1,021        $2,212

22 < ProFund VP Ultra Bull

      --------------------------------------------------------------------------

           PROFUND VP ULTRA MID-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objec-tive, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
70.09%                  27.70%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                   27.70%      8.85%            05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400 Index (1)                  16.49%      9.27%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap        $197         $609          $1,047        $2,264

                                                   ProFund VP Ultra Mid-Cap > 23

--------------------------------------------------------------------------

PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART OF ANNUAL RETURNS]

  2000           2001          2002         2003        2004
-------------------------------------------------------------
-22.14%         -7.61%       -42.61%       99.45%      31.07%

                         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      SINCE          INCEPTION
As of December 31, 2004              YEAR     YEAR      INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap            31.07%   1.54%      5.09%          10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index (1)               18.44%   6.68%     10.89%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap      $197         $609          $1,047        $2,264

24 < ProFund VP Ultra Small-Cap

      --------------------------------------------------------------------------

           PROFUND VP ULTRAOTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART OF ANNUAL RETURNS]

  2000           2001          2002         2003        2004
-------------------------------------------------------------
-73.37%        -68.72%       -68.94%       102.67%     14.10%

                         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS       ONE        FIVE       SINCE         INCEPTION
As of December 31, 2004            YEAR       YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC                14.10%     -43.07%    -31.34%       10/18/99
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)               10.75%     -15.13%     -6.85%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.88%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.88%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraOTC            $191         $591          $1,016        $2,201

                                                       ProFund VP Ultra OTC > 25

                       This Page Intentionally Left Blank
26

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

> are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                       ---------------------------------------------------------

                            INVERSE PROFUNDS VP

                       ---------------------------------------------------------

                                                                   DAILY
PROFUND VP                 INDEX                                  BENCHMARK
--------------------------------------------------------------------------------
Bear                       S&P 500 Index                     100% of the Inverse
Short Small Cap            Russell 2000 Index                100% of the Inverse
Short OTC                  NASDAQ-100 Index                  100% of the Inverse

                                                        Inverse ProFunds VP > 27

--------------------------------------------------------------------------

PROFUND VP BEAR

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002             2003           2004
--------------------------------------
20.82%          -24.59%        -10.29%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Bear                           -10.29%     -1.15%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%     -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.90%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear                $193         $597          $1,026        $2,222

28 < ProFund VP Bear

      --------------------------------------------------------------------------

           PROFUND VP SHORT SMALL-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

  2003                   2004
------------------------------
-34.52%                 -9.03%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR(1)     INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap                -9.03%      -21.43%          09/03/02
--------------------------------------------------------------------------------
Russell 2000 Index(2)                     18.44%       27.91%

(1) Fund performance for the period reflects temporary out performance versus its benchmark resulting, in part, from its small size. Similar periods of out performance are unlikely to reoccur.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  1.28%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.28%
Fee Waivers/Reimbursements**                                    -0.30%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap         $201        $684         $1,193      $2,592

                                                 ProFund VP Short Small-Cap > 29

--------------------------------------------------------------------------

PROFUND VP SHORT OTC

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

THE principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

  2003                   2004
------------------------------
-37.31%                -11.11%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 6.99% (quarter ended September 30,
2004) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short OTC                      -11.11%     -16.40%          05/01/02
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)                       10.75%       9.91%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short OTC           $189         $585          $1,006        $2,180

30 < ProFund VP Short OTC

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

> desire to add investments in economic sectors with perceived above-average growth potential.

> actively rotate their investments to perceive strong sectors and out of perceived weak sectors, as market and economic conditions change.

> want to gain investment exposure to a particular economic sector of the U.S. or global economy.

                       ---------------------------------------------------------

                            SECTOR PROFUNDS VP

                       ---------------------------------------------------------

                                                                              DAILY
PROFUND VP                  INDEX                                           BENCHMARK
----------------------------------------------------------------------------------------
Oil & Gas                   Dow Jones U.S. Oil & Gas Index                  Match (100%)
Precious Metals             Dow Jones Precious Metals Index                 Match (100%)
Real Estate                 Dow Jones U.S. Real Estate Index                Match (100%)

                                                         Sector ProFunds VP > 31

--------------------------------------------------------------------------

PROFUND VP OIL & GAS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OIL & GAS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. OIL & GAS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OIL & GAS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. OIL & GAS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OIL & GAS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP OIL & GAS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OIL & GAS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP OIL & GAS is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP OIL & GAS'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OIL & GAS by showing the variability of PROFUND VP OIL & GAS returns from year to year and by comparing average annual total returns of PROFUND VP OIL & GAS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OIL & GAS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

  2002           2003            2004
--------------------------------------
-17.04%         22.27%          29.36%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OIL & GAS for one quarter was 14.33% (quarter ended December 31,
2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Oil & Gas                     29.36%         5.21%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%        -0.97%
Dow Jones U.S. Oil & Gas Index (1)       32.43%         8.51%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OIL & GAS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.92%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OIL & GAS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Oil & Gas           $195         $603          $1,037        $2,243

32 < ProFund VP Oil & Gas

      --------------------------------------------------------------------------

           PROFUND VP PRECIOUS METALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES PRECIOUS METALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PRECIOUS METALS by showing the variability of PROFUND VP PRECIOUS METALS returns from year to year and by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
39.23%                  -9.92%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -18.22% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Precious Metals               -9.92%          8.09%         05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%          6.04%
Dow Jones Precious Metals Index (1)(2)   -5.68          12.17
Philadelphia Stock Exchange Gold/Silver
   Sector Index (1)(2)                   -7.70%         12.00%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The ProFund VP Precious Metals' benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund's investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Precious Metals     $190         $588          $1,011        $2,190

                                                 ProFund VP Precious Metals > 33

--------------------------------------------------------------------------

PROFUND VP REAL ESTATE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of ProFund VP Real Estate returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002           2003             2004
--------------------------------------
0.02%          33.15%           27.20%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 13.97% (quarter ended December 31,
2004) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Real Estate                   27.20%         16.86%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%         -0.97%
Dow Jones U.S. Real Estate Index (1)     31.22%         20.56%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.93%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.93%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Real Estate         $196         $606          $1,042        $2,254

34 < ProFund VP Real Estate

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

> expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

> are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       ---------------------------------------------------------

                             BOND BENCHMARKED PROFUNDS VP

                       ---------------------------------------------------------

                                                                      DAILY
PROFUND VP                      SECURITY                            BENCHMARK
----------------------------------------------------------------------------------
U.S. Government Plus            Most recently issued 30-year
                                U.S. Treasury Bond                     125%
Rising Rates Opportunity        Most recently issued 30-year
                                U.S. Treasury Bond             125% of the Inverse

                                               Bond Benchmarked ProFunds VP > 35

--------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal cir-cumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT Plus to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
-2.55%                   8.18%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT Plus for one quarter was 7.47% (quarter ended September 30, 2004) and the lowest return was -8.12% (quarter ended June 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus          8.18%          8.15%          05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)      7.18%          8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)       8.86%          9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.50%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.61%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP U.S.
   Government Plus             $164         $508          $876          $1,911

36 < Profund VP U.S. Government Plus

      --------------------------------------------------------------------------

           PROFUND VP RISING RATES OPPORTUNITY

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and onequarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and onequarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON DIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
-4.11%                 -10.89%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity      -10.89%        -12.86%        05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)        7.18%          8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)         8.86%          9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.75%
                                                                -----
Total Annual Fund Operating Expenses                            1.75%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Rising
    Rate Opportunity           $178         $551          $949          $2,062

                                        Profund VP Rising Rates Opportunity > 37

                       This Page Intentionally Left Blank

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

>  seek current income consistent with liquidity and preservation of capital.

                       ---------------------------------------------------------

                            PROFUND VP MONEY MARKET

                       ---------------------------------------------------------

                                                    ProFund VP Money Market > 39

--------------------------------------------------------------------------

PROFUND VP MONEY MARKET

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollarweighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

 > have received the highest short-term rating from two nationally recognized statistical rating organizations;

 > have received the highest short-term rating from one rating organization
   (if only one organization rates the security);

 > if unrated, are determined to be of similar quality by ProFund Advisors; or

 > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

 > Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returns to lag behind those of similar money market funds.

 > Prepayment Risk: When a bond issuer, such as an issuer of assetbacked securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

 > Financial Services Industry Concentration Risk: Because PROFUND VP MONEY
   MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

2002              2003           2004
--------------------------------------
0.21%             0.12%          0.08%

           [END CHART]

   During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December
   31, 2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Money Market               0.08%            0.15%           10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2004 was 0.72%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.35%
                                                                 ----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.35%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                           1 YEAR         3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
ProFund VP Money Market    $137           $428          $739           $1,624

40 < Profund VP Money Market

                       ---------------------------------------------------------

                            GENERAL PROFUNDS VP INFORMATION

                       ---------------------------------------------------------

                            "Purchases, redemptions and exchanges of shares

                            are effected at the net asset value per share next

                            determined after a purchase order, redemption or

                            exchange request is received in good order."

                                            General ProFunds VP Information > 41

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example:(i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early;or
(iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: NewYear's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on

--------------------------------------------------------------------------
                                                                CAPITAL
                                       DIVIDENDS                 GAINS
                               -------------------------------------------
PROFUND NAME                    ACCRUED         PAID             PAID
--------------------------------------------------------------------------
VP Money Market                 Daily           Monthly         Annually*
--------------------------------------------------------------------------
VP U.S. Government Plus         Daily           Monthly         Annually*
--------------------------------------------------------------------------
VP Real Estate                  Quarterly       Quarterly       Annually*
--------------------------------------------------------------------------
All other ProFunds VP           Annually        Annually        Annually
--------------------------------------------------------------------------

* PROFUND VP MONEY MARKET, PROFUND VP U.S. GOVERNMENT PLUS AND PROFUND VP REAL ESTATE reserve the right to include in a dividend any short-term capital gains on securities that they sell.

transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in

42 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND
REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason. As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

                                            General ProFunds VP Information > 43

--------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted;after March 18, 2005 through September 16, 2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16, 2005, the index values will move to a full free float-adjusted calculation. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2005, the S&P MidCap 400 Index included companies with capitalizations between $272.4 million and $9.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2005, the Russell 2000 Index included companies with capitalizations between $29.3 million and $6.1 billion.

The NASDAQ-100 INDEX includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P MidCap 400/Barra Value Index included 218 companies with capitalizations between $272.4 million and $9.1 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Value Index included 356 companies with capitalizations between $44.1 million and $3.0 billion.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on

44 < General ProFunds VP Information

      --------------------------------------------------------------------------

           GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Europe 30 Index included companies with capitalizations between $276.8 billion and $222.2 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

PROFUNDS EUROPE INDEX ("PEI") is a combined measure of European stock performance created by ProFund Advisors from the leading stock indices of Europe's three largest economies giving equal weight to each index each day. The PEI averages the daily U.S. dollar results of the following three indices:

 > The Financial Times Stock Exchange 100 Index - A capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange;

 > The Deutsche Aktienindex - A total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange; and

 > The CAC-40 - A capitalization-weighted index of 40 companies listed on the Paris Stock Exchange.

The DOW JONES U.S. OIL & GAS INDEX measures the performance of the oil and gas sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2005, the average capitalization of the Index was approximately $12.9 billion.

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2005 of approximately $4.9 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2005, the average capitalization of the Index was approximately $2.9 billion.

" Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
"S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P MidCap 400/BarraValue Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones," "Dow 30," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ"). "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc.

Dow Jones does not:

 > Sponsor, endorse, sell or promote SECTOR PROFUNDS VP (together, the "ProFunds VP").

 >  Recommend that any person invest in the ProFunds VP or any other securities.

 > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

 > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

 > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

 > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

 > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

 > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

                                            General ProFunds VP Information > 45

                       This Page Intentionally Left Blank
46

                       ---------------------------------------------------------

                            PROFUNDS MANAGEMENT

                       ---------------------------------------------------------

                           "The Board of Trustees is responsible for the general

                           supervision of the Trust, including the ProFunds VP.

                           The Trust's officers are responsible for the

                           day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 47

--------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP ULTRAEUROPE and PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Bull                                                             0.75%
Small-Cap                                                        0.75%
OTC                                                              0.75%
Mid-Cap Value                                                    0.75%
Small-Cap Value                                                  0.75%
Europe 30                                                        0.75%
UltraBull                                                        0.75%
UltraMid-Cap                                                     0.75%
UltraSmall-Cap                                                   0.75%
UltraOTC                                                         0.75%
Bear                                                             0.75%
Short Small-Cap                                                  0.68%
Short OTC                                                        0.75%
Oil & Gas                                                        0.75%
Precious Metals                                                  0.75%
Real Estate                                                      0.75%
U.S. Government Plus                                             0.50%
Rising Rates Opportunity                                         0.75%
Money Market                                                     0.66%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M. Mayberg and William E.Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M. MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

WILLIAM E. SEALE, Ph.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O.Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, Small-Cap, OTC, Europe 30, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Small-Cap and Short OTC.

                               START DATE - LENGTH    BUSINESS EXPERIENCE
NAME AND TITLE                     OF SERVICE         DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.

Elisa Petit - Team Leader,      Since 3/02/2000       ProFund Advisors - Team
  Portfolio Manager                                   Leader since April 2002,
                                                      Portfolio Manager since
                                                      March 2000.

Olessia Burner -                Since 8/18/1998       ProFund Advisors - Portfolio
  Portfolio Manager                                   Manager since November
                                                      2004, Portfolio Analyst
                                                      August 1998 to November
                                                      2004.

Howard Rubin - Senior           Since 4/10/2000       ProFund Advisors - Senior
  Portfolio Manager                                   Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.

Erik Berke, CFA - Associate     Since 1/18/2005       ProFund Advisors - Associate
  Portfolio Manager                                   Portfolio Manager since
                                                      January 2005; AIM
                                                      Investments Trader, October
                                                      2001 to January 2005;
                                                      Goldman Sachs' Hill Group,
                                                      LLC - Associate, August 1999
                                                      to July 2001.

ProFund VP: Mid-Cap Value, Small-Cap Value, and all Sector ProFundsVP.

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE      DURING LAST 5 YEARS
-------------------------------------------------------------------------------------

George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.

Hratch Najarian - Associate     Since 7/17/2000       ProFund Advisors - Associate
  Portfolio Manager                                   Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Analyst July 2003 to
                                                      November 2004, Junior
                                                      Analyst April 2002 to
                                                      July 2003, Institutional Client
                                                      Services Representative
                                                      July 2000 to April 2002.

Michael Neches -                Since 3/27/2000       ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Analyst May 2001 to
                                                      November 2004, Portfolio
                                                      Intern March 2000 to May 2001.

ProFund VP: U.S. Government Plus, Rising Rates Opportunity

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE      DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -             Since 10/18/1999       ProFund Advisors - Director of
     Director of Portfolio                            Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.

48 < ProFunds Management

      --------------------------------------------------------------------------

           PROFUNDS MANAGEMENT

      --------------------------------------------------------------------------

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                LENGTH OF SERVICE       DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
Christian Saarbach -            Since 6/17/2002       ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Portfolio Analyst
                                                      June 2002 to November 2004;
                                                      Intern, Salomon Smith Barney
                                                      September 2001 to May 2002;
                                                      Intern, Legg Mason June 2001
                                                      to August 2001 and the Johns
                                                      Hopkins Bloomberg School of
                                                      Public Health June 2000 to
                                                      August 2000 and June 2001
                                                      to August 2001.

Howard Rubin -                  Since 4/10/2000       ProFund Advisors - Senior
  Senior Portfolio Manager                            Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite1 500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Bull                                                             0.15%
Small-Cap                                                        0.15%
OTC                                                              0.15%
Mid-Cap Value                                                    0.15%
Small-Cap Value                                                  0.15%
Europe 30                                                        0.15%
Japan                                                            0.15%
UltraBull                                                        0.15%
UltraMid-Cap                                                     0.15%
UltraSmall-Cap                                                   0.15%
UltraOTC                                                         0.15%
Bear                                                             0.15%
Short Small-Cap                                                  0.14%
Short OTC                                                        0.15%
Oil & Gas                                                        0.15%
Precious Metals                                                  0.15%
Real Estate                                                      0.15%
U.S. Government Plus                                             0.15%
Rising Rates Opportunity                                         0.15%
Money Market                                                     0.13%

                                                        ProFunds Management > 49

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       ---------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       ---------------------------------------------------------

                                                       Financial Highlights > 51

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE           MAY 1, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.72                $20.48                $26.94                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.05)(b)             (0.04)(b)             (0.11)(b)
Net realized and unrealized gains (losses)
 on investments                                           2.19                  5.29                (6.42)                (2.95)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               2.25                  5.24                (6.46)                (3.06)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.38)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $27.59                $25.72                $20.48                $26.94
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.83%                25.59%              (23.98)%              (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.78%                 1.87%                 1.91%                 2.25%
Net expenses(d)                                          1.78%                 1.87%                 1.91%                 2.25%
Net investment income (loss)(d)                          0.22%               (0.24)%               (0.18)%               (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $391,257              $223,123               $92,750               $20,586
Portfolio turnover rate(e)                                202%                  392%                  260%                  325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

52 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP SMALL-CAP
================================================================================

                                                                                                               FOR THE PERIOD
                                               FOR THE                FOR THE                 FOR THE             MAY 1, 2001(a)
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED                 THROUGH
                                     DECEMBER 31, 2004      DECEMBER 31, 2003       DECEMBER 31, 2002       DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
   OF PERIOD                                    $31.62                 $22.15                  $28.56                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                     (0.14)(b)              (0.14)(b)               (0.16)(b)               (0.10)(b)
Net realized and unrealized gains
   (losses) on investments                        5.37                   9.61                   (6.25)                  (1.34)
                                              --------               --------                 -------                 -------
Total income (loss) from
   investment activities                          5.23                   9.47                   (6.41)                  (1.44)
                                              --------               --------                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                (0.92)                    --                      --                      --
                                              --------               --------                 -------                 -------
NET ASSET VALUE, END OF PERIOD                  $35.93                 $31.62                  $22.15                  $28.56
                                              ========               ========                 =======                 =======
TOTAL RETURN                                    16.74%                 42.75%                 (22.44)%                (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                1.61%                  1.73%                   1.97%                   2.65%
Net expenses(d)                                  1.61%                  1.73%                   1.97%                   2.25%
Net investment income (loss)(d)                (0.44)%                (0.52)%                 (0.62)%                 (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $147,828               $127,335                 $38,612                 $19,965
Portfolio turnover rate(e)                        161%                   189%                    527%                  2,627%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 53

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP OTC
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.79                $10.76                $17.53                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.12)(b)             (0.22)(b)             (0.23)(b)             (0.27)(b)
Net realized and unrealized gains (losses)
 on investments                                           1.42                  5.25                (6.54)               (12.20)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               1.30                  5.03                (6.77)               (12.47)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.64)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $16.45                $15.79                $10.76                $17.53
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.53%                46.75%              (38.62)%              (41.57)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.87%                 1.95%                 2.03%                 1.91%
Net expenses(d)                                          1.87%                 1.95%                 1.98%                 1.91%
Net investment income (loss)(d)                        (0.75)%               (1.68)%               (1.75)%               (1.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $157,144              $154,003               $76,250               $70,774
Portfolio turnover rate(e)                                540%                  510%                  534%                  918%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

54 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.56                $23.25                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.05)(b)             (0.02)(b)
Net realized and unrealized gains (losses) on investments                 5.02                  8.36                (6.73)
                                                                      --------               -------              --------
Total income (loss) from investment activities                            4.92                  8.31                (6.75)
                                                                      --------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.61)                    --                    --
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $34.87                $31.56                $23.25
                                                                      ========               =======              ========
TOTAL RETURN                                                            15.96%                35.74%              (22.50)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.92%                 2.08%                 2.25%
Net expenses(d)                                                          1.92%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.30)%               (0.20)%               (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $125,416               $50,575               $12,487
Portfolio turnover rate(e)                                                748%                1,012%                1,361%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 55

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.97                $21.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.16)(b)             (0.22)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 5.92                  7.68                (8.40)
                                                                      --------              --------              --------
Total income (loss) from investment activities                            5.76                  7.46                (8.49)
                                                                      --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.19)                    --                    --
                                                                      --------              --------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.54                $28.97                $21.51
                                                                      ========              ========              ========
TOTAL RETURN                                                            20.12%                34.68%              (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                 2.08%                 2.45%
Net expenses(d)                                                          1.95%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.53)%               (0.87)%               (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,162              $147,174               $29,165
Portfolio turnover rate(e)                                                819%                  906%                1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

56 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $24.96       $18.01       $24.26       $31.98       $36.82
   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                      0.03(a)      0.05(a)      0.07(a)    (0.04)(a)      0.09(a)
   Net realized and unrealized gains (losses) on investments         3.53         6.92       (6.32)       (7.68)       (4.79)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    3.56         6.97       (6.25)       (7.72)       (4.70)
                                                                 --------     --------     --------     --------     --------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (0.03)       (0.02)           --           --           --
   Net realized gains on investments                               (0.21)           --           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------
   Total distributions                                             (0.24)       (0.02)           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                  $28.28       $24.96       $18.01       $24.26       $31.98
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.32%       38.73%     (25.76)%     (24.14)%     (12.75)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.78%        1.91%        2.03%        1.89%        1.65%
   Net expenses                                                     1.78%        1.91%        1.98%        1.89%        1.65%
   Net investment income (loss)                                     0.12%        0.25%        0.33%      (0.14)%        0.26%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $140,608     $142,019      $33,119      $52,253      $25,004
   Portfolio turnover rate(b)                                        319%         376%       1,280%       1,002%       1,434%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 57

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.19                $14.51                $22.71                $30.00
                                                       -------               -------              --------              --------
INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.02(b)             (0.05)(b)             (0.08)(b)             (0.09)(b)
Net realized and unrealized gains (losses)
 on investments                                           3.55                  7.73                (8.12)                (7.20)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               3.57                  7.68                (8.20)                (7.29)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (2.92)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $22.84                $22.19                $14.51                $22.71
                                                       =======               =======              ========              ========
TOTAL RETURN                                            17.18%                52.93%              (36.11)%              (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.89%                 2.07%                 2.12%                 1.94%
Net expenses(d)                                          1.89%                 1.84%                 1.98%                 1.94%
Net investment income (loss)(d)                          0.11%               (0.32%)               (0.46%)               (0.42%)

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $96,514               $68,318               $42,288               $64,186
Portfolio turnover rate(e)                                830%                1,124%                1,249%                  682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

58 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.46                $17.32                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.23)(b)             (0.20)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 8.14                 12.34               (12.59)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            7.91                 12.14               (12.68)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.00)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $35.37                $29.46                $17.32
                                                                       =======               =======              ========
TOTAL RETURN                                                            27.70%                70.09%              (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.08%                 2.36%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.72)%               (0.88)%               (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $88,463               $38,653               $20,777
Portfolio turnover rate(e)                                                602%                1,202%                2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 59

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $29.20       $14.64       $25.51       $27.61       $35.99

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.21)(a)    (0.14)(a)    (0.16)(a)    (0.17)(a)    (0.04)(a)
   Net realized and unrealized gains (losses) on investments         8.39        14.70      (10.71)       (1.93)       (7.90)
                                                                 --------      -------     --------      -------     --------
   Total income (loss) from investment activities                    8.18        14.56      (10.87)       (2.10)       (7.94)
                                                                 --------      -------     --------      -------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               --           --           --           --       (0.02)
   Net realized gains on investments                               (6.63)           --           --           --       (0.42)
                                                                 --------      -------     --------      -------     --------
   Total distributions                                             (6.63)           --           --           --       (0.44)
                                                                 --------      -------     --------      -------     --------
   NET ASSET VALUE, END OF PERIOD                                  $30.75       $29.20       $14.64       $25.51       $27.61
                                                                 ========      =======     ========      =======     ========
   TOTAL RETURN                                                    31.07%       99.45%     (42.61)%      (7.61)%     (22.14)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.94%        2.00%        2.15%        2.11%        2.24%
   Net expenses                                                     1.94%        1.98%        1.98%        2.11%        1.95%
   Net investment income (loss)                                   (0.68)%      (0.66)%      (0.78)%      (0.69)%      (0.12)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $173,846      $88,165      $30,561      $89,041      $33,388
   Portfolio turnover rate(b)                                        481%         572%       1,511%         842%       1,971%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

60 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                             $3.04        $1.50        $4.83       $15.44       $70.93

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.02)(a)    (0.04)(a)    (0.04)(a)    (0.11)(a)    (0.40)(a)
   Net realized and unrealized gains (losses) on investments         0.40         1.58       (3.29)      (10.50)      (51.29)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    0.38         1.54       (3.33)      (10.61)      (51.69)
                                                                 --------     --------     --------     --------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments                               (0.34)           --           --           --       (3.80)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                   $3.08        $3.04        $1.50        $4.83       $15.44
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.10%      102.67%     (68.94)%     (68.72)%     (73.37)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.88%        1.97%        2.08%        1.95%        1.65%
   Net expenses                                                     1.88%        1.94%        1.98%        1.95%        1.65%
   Net investment income (loss)                                   (0.61)%      (1.59)%      (1.64)%      (1.60)%      (0.79)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $151,620     $114,077      $53,188     $102,131     $115,498
   Portfolio turnover rate(b)                                        504%         768%         982%         465%         683%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 61

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $31.89                $42.29                $35.07                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.22)(b)             (0.36)(b)             (0.23)(b)               0.26(b)
Net realized and unrealized gains (losses)
 on investments                                         (3.06)               (10.04)                  7.53                  4.81
                                                      --------              --------               -------               -------
Total income (loss) from investment
 activities                                             (3.28)               (10.40)                  7.30                  5.07
                                                      --------              --------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       --                    --                (0.08)                    --
                                                      --------              --------               -------               -------
NET ASSET VALUE, END OF PERIOD                          $28.61                $31.89                $42.29                $35.07
                                                      ========              ========               =======               =======
TOTAL RETURN                                          (10.29)%              (24.59)%                20.82%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.90%                 1.98%                 2.03%                 1.89%
Net expenses(d)                                          1.90%                 1.98%                 1.98%                 1.89%
Net investment income (loss)(d)                        (0.70)%               (0.96)%               (0.57)%                 0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,887               $54,301               $77,938               $37,290
Portfolio turnover rate(e)                                  --                    --                    --(f)             1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

62 < Financial Highlights

      --------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.
      --------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE       SEPTEMBER 3, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003       DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $18.82                $28.74                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.11)(b)             (0.20)(b)               (0.02)(b)
Net realized and unrealized gains (losses) on investments               (1.59)                (9.72)                  (1.24)
                                                                       -------              --------                 -------
Total income (loss) from investment activities                          (1.70)                (9.92)                  (1.26)
                                                                       -------              --------                 -------
NET ASSET VALUE, END OF PERIOD                                          $17.12                $18.82                  $28.74
                                                                       =======              ========                 =======
TOTAL RETURN                                                           (9.03)%              (34.52)%                 (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.28%                 2.71%                   1.73%
Net expenses(d)                                                          1.98%                 1.98%                   1.73%
Net investment income (loss)(d)                                        (0.62)%               (0.80)%                 (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $6,934                  $125                  $2,173
Portfolio turnover rate(e)                                                  --                    --                      --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 63

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.71                $33.37                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.13)(b)             (0.24)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.17)               (12.21)                  3.46
                                                                      --------              --------               -------
Total income (loss) from investment activities                          (2.30)               (12.45)                  3.37
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                       --                (0.21)                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $18.41                $20.71                $33.37
                                                                      ========              ========               =======
TOTAL RETURN                                                          (11.11)%              (37.31)%                11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.99%                 1.96%
Net expenses(d)                                                          1.86%                 1.98%                 1.96%
Net investment income (loss)(d)                                        (0.62)%               (0.93)%               (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $16,213               $31,524               $14,030
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

64 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP OIL & GAS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $28.33                $23.17                $27.93                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b),(c)                     (0.05)(b)             (0.01)(b)             (0.05)(b)                 --

Net realized and unrealized gains (losses)
 on investments                                           8.37                  5.17                (4.71)                (2.07)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               8.32                  5.16                (4.76)                (2.07)
                                                       -------               -------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.02)                    --                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $36.63                $28.33                $23.17                $27.93
                                                       =======               =======              ========               =======
TOTAL RETURN                                            29.36%                22.27%              (17.04)%               (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.92%                 2.09%                 2.16%                 2.05%
Net expenses(e)                                          1.92%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(e)                        (0.16)%               (0.05)%               (0.18)%               (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $85,137               $44,398               $19,283               $24,007
Portfolio turnover rate(f)                                470%                1,091%                1,632%                1,169%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 65

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $40.99                $29.44                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.20)(b)             (0.31)(b)             (0.07)(b)
Net realized and unrealized gains (losses) on investments               (3.64)                 11.86                (0.49)
                                                                       -------               -------               -------
Total income (loss) from investment activities                          (3.84)                 11.55                (0.56)
                                                                       -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (4.57)                    --                    --
                                                                       -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                          $32.58                $40.99                $29.44
                                                                       =======               =======               =======
TOTAL RETURN                                                           (9.92)%                39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                 1.98%                 1.98%
Net expenses(d)                                                          1.87%                 1.97%                 1.98%
Net investment income (loss)(d)                                        (0.58)%               (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $60,432               $76,218               $55,639
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

66 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $40.89                $31.16                $32.72                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              1.04(b)               1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses)
 on investments                                           9.86                  9.14                (1.34)                  1.19
                                                       -------               -------               -------               -------
Total income (loss) from investment
 activities                                              10.90                 10.23                  0.04                  2.72
                                                       -------               -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                   (0.82)                (0.50)                (1.37)                    --
Net realized gains on investments                       (0.38)                    --                    --                    --
Return of capital                                       (0.10)                    --                (0.23)                    --
                                                       -------               -------               -------               -------
Total distributions                                     (1.30)                (0.50)                (1.60)                    --
                                                       -------               -------               -------               -------

NET ASSET VALUE, END OF PERIOD                          $50.49                $40.89                $31.16                $32.72
                                                       =======               =======               =======               =======
TOTAL RETURN                                            27.20%                33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.93%                 2.02%                 2.13%                 1.99%
Net expenses(d)                                          1.93%                 1.98%                 1.98%                 1.99%
Net investment income (loss)(d)                          2.35%                 3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $79,668               $39,613               $20,920               $39,414
Portfolio turnover rate(e)                              1,184%                1,113%                1,163%                  753%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 67

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.66                $34.12                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.25(b)               0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments                 2.09(c)             (0.90)                  4.89
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.34                (0.84)                  5.01
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.25)                (0.06)                (0.89)
Net realized gains on investments                                           --                (3.23)                    --
Return of capital                                                       (0.01)                (1.33)                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.26)                (4.62)                (0.89)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.74                $28.66                $34.12
                                                                       =======               =======              ========
TOTAL RETURN                                                             8.18%               (2.55)%                16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.61%                 1.74%                 1.71%
Net expenses(e)                                                          1.61%                 1.73%                 1.71%
Net investment income (loss)(e)                                          0.86%                 0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $43,605               $36,776              $124,928
Portfolio turnover rate(f)                                              1,258%                  526%                  269%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

68 < Financial Highlights

      --------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS
      Selected data for a share of beneficial interest outstanding throughout the periods indicated.

      --------------------------------------------------------------------------

PROFUND VP RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 69

--------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

--------------------------------------------------------------------------

PROFUND VP MONEY MARKET
================================================================================

                                                                                                                  FOR THE PERIOD
                                                     FOR THE               FOR THE                FOR THE       OCTOBER 29, 2001(a)
                                                  YEAR ENDED            YEAR ENDED             YEAR ENDED                THROUGH
                                           DECEMBER 31, 2004     DECEMBER 31, 2003      DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                  $1.000                $1.000                 $1.000                 $1.000
INVESTMENT ACTIVITIES:
Net investment income (loss)                           0.001                 0.001                  0.002                  0.001
                                                     -------               -------                -------                -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                (0.001)               (0.001)                (0.002)                (0.001)
                                                     -------               -------                -------                -------
NET ASSET VALUE, END OF PERIOD                        $1.000                $1.000                 $1.000                 $1.000
                                                     =======               =======                =======                =======
TOTAL RETURN                                           0.08%                 0.12%                  0.21%                  0.08%(b)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)                                      1.35%                 1.43%                  1.51%                  1.60%
Net expenses(c)                                        1.15%                 0.93%                  1.32%                  1.60%
Net investment income (loss)(c)                        0.05%                 0.12%                  0.22%                  0.27%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $30,701               $45,786                $69,179                $60,980

================================================================================
(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

70 < Financial Highlights

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

PROFUNDS(R)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                            [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP

PROSPECTUS

May 1, 2005

This Prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF BEAR & BULL](R)
      PROFUNDS(R)

Not just funds, ProFunds(SM)

CLASSIC PROFUNDS VP
Bull
Small-Cap
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Asia 30
Europe 30
Japan

ULTRA PROFUNDS VP
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraOTC

INVERSE PROFUNDS VP
Bear
Short Mid-Cap
Short Small-Cap
Short OTC

SECTOR PROFUNDS VP
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Oil & Gas
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

CURRENCY/BOND BENCHMARKED PROFUNDS VP
U.S. Government Plus
Rising Rates Opportunity

PROFUND VP MONEY MARKET

                       This Page Intentionally Left Blank
2

TABLE OF CONTENTS

 4    PROFUNDS VP OVERVIEW

 7    STRATEGIES AND RISKS

13    CLASSIC PROFUNDS VP
14       Bull
15       Small-Cap
16       Mid-Cap Value
17       Mid-Cap Growth
18       Small-Cap Value
19       Small-Cap Growth
20       Asia 30
21       Europe 30
22       Japan

23    ULTRA PROFUNDS VP
24       UltraBull
25       UltraMid-Cap
26       UltraSmall-Cap
27       UltraOTC

29    INVERSE PROFUNDS VP
30       Bear
31       Short Mid-Cap
32       Short Small-Cap
33       Short OTC

35    SECTOR PROFUNDS VP
36       Banks
37       Basic Materials
38       Biotechnology
39       Consumer Goods
40       Consumer Services
41       Financials
42       Health Care
43       Industrials
44       Internet
45       Oil & Gas
46       Pharmaceuticals
47       Precious Metals
48       Real Estate
49       Semiconductor
50       Technology
51       Telecommunications
52       Utilities

53    CURRENCY/BOND BENCHMARKED PROFUNDS VP
54       U.S. Government Plus
55       Rising Rates Opportunity

57    PROFUND VP MONEY MARKET

59    GENERAL PROFUNDS VP INFORMATION

67    PROFUNDS MANAGEMENT

71    FINANCIAL HIGHLIGHTS

[LOGO OF BEAR & BULL](R)
      PROFUNDS(R)

PROFUNDS VP OVERVIEW

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.(1)

CLASSIC PROFUNDS VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bull                   S&P 500 Index(R)                        Match (100%)        Diverse, widely traded, large capitalization
Small-Cap              Russell 2000(R) Index                   Match (100%)        Diverse, small capitalization
Mid-Cap Value          S&P MidCap 400/Barra Value Index        Match (100%)        Diverse, widely traded, mid-capitalization
Mid-Cap Growth         S&P MidCap 400/Barra Growth Index       Match (100%)        Diverse, widely traded, mid-capitalization
Small-Cap Value        S&P SmallCap 600/Barra Value Index      Match (100%)        Diverse, small capitalization
Small-Cap Growth       S&P SmallCap 600/Barra Growth Index     Match (100%)        Diverse, small capitalization
Asia 30                ProFunds Asia 30 Index                  Match (100%)        Companies whose principal offices are located in
                                                                                   countries of the Asia/Pacific region, excluding
                                                                                   Japan, whose securities are traded in the U.S.
Europe 30              ProFunds Europe 30 Index                Match (100%)        Companies whose principal offices are located
                                                                                   in European countries, whose securities are
                                                                                   traded in the U.S.
Japan                  Nikkei 225 Stock Average                Match (100%)        Large capitalization, widely traded Japanese
                                                                                   stocks

ULTRA PROFUNDS VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times (150%) or double (200%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
UltraBull              S&P   500 Index                         Double (200%)       Diverse, widely traded, large capitalization
UltraMid-Cap           S&P MidCap 400 Index                    Double (200%)       Diverse, widely traded, mid-capitalization
UltraSmall-Cap         Russell  2000 Index                     Double (200%)       Diverse, small capitalization
UltraOTC               NASDAQ-100 Index                        Double (200%)       Large capitalization, non-financial companies
                                                                                   listed on The NASDAQ Stock Market

INVERSE PROFUNDS VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                 DAILY BENCHMARK       TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Bear                   S&P   500 Index                     100% of the Inverse     Diverse, widely traded, large capitalization
Short Mid-Cap          S&P MidCap 400 Index                100% of the Inverse     Diverse, widely traded, mid-capitalization
Short Small-Cap        Russell  2000 Index                 100% of the Inverse     Diverse, small capitalization
Short OTC              NASDAQ-100 Index                    100% of the Inverse     Large capitalization, non-financial companies
                                                                                   listed on The NASDAQ Stock Market

(1) A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of a stock index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily return of the S&P 500 Index(R).

4 < ProFunds VP Overview

SECTOR PROFUNDS VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP             INDEX                                   DAILY BENCHMARK     TYPES OF COMPANIES IN INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Banks                  Dow Jones U.S. Banks Index                Match (100%)      Securities representing the banking industry in
                                                                                   the U.S. equity market
Basic Materials        Dow Jones U.S.                            Match (100%)      Securities within the basic materials sector of
                       Basic Materials Sector Index                                the U.S. equity market
Biotechnology          Dow Jones U.S. Biotechnology Index        Match (100%)      Securities representing the biotechnology
                                                                                   industry in the U.S. equity market
Consumer Goods         Dow Jones U.S. Consumer Goods Index       Match (100%)      Securities within the consumer goods industry
                                                                                   of the U.S. equity market
Consumer Services      Dow Jones U.S. Consumer Services Index    Match (100%)      Securities within the consumer services industry
                                                                                   of the U.S. equity market
Financials             Dow Jones U.S. Financials Index           Match (100%)      Securities within the financial sector of
                                                                                   the U.S. equity market
Health Care            Dow Jones U.S. Health Care Index          Match (100%)      Securities within the health care sector of the
                                                                                   U.S. equity market
Industrials            Dow Jones U.S. Industrials Index          Match (100%)      Securities within the industrial sector of
                                                                                   the U.S. equity market
Internet               Dow Jones Composite Internet Index        Match (100%)      U.S. equity securities of companies that
                                                                                   generate the majority of their revenue from
                                                                                   the Internet
Oil & Gas              Dow Jones U.S. Oil & Gas Index            Match (100%)      Securities within the oil and gas sector of the
                                                                                   U.S. equity market
Pharmaceuticals        Dow Jones U.S. Pharmaceuticals Index      Match (100%)      Securities representing the pharmaceuticals
                                                                                   industry in the U.S. equity market
Precious Metals        Dow Jones Precious Metals Index           Match (100%)      Securities of companies involved in the mining
                                                                                   of precious metals
Real Estate            Dow Jones U.S. Real Estate Index          Match (100%)      Securities representing the real estate
                                                                                   industry in the U.S. equity market
Semiconductor          Dow Jones U.S. Semiconductor Index        Match (100%)      Securities representing the semiconductor
                                                                                   industry in the U.S. equity market
Technology             Dow Jones U.S. Technology Sector Index    Match (100%)      Securities within the technology sector of the
                                                                                   U.S. equity market
Telecommunications     Dow Jones U.S.                            Match (100%)      Securities within the telecommunications sector
                       Telecommunications Sector Index                             of the U.S. equity market
Utilities              Dow Jones U.S. Utilities Sector Index     Match (100%)      Securities within the utilities sector of the
                                                                                   U.S. equity market

CURRENCY/BOND BENCHMARKED PROFUNDS VP

Currency/Bond Benchmarked ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily performance, match (100%) the daily performance, or the inverse daily performance, of the price of the most recently issued 30-year U.S.Treasury Bond or their benchmark indexes.

-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP                  SECURITY                         DAILY BENCHMARK        DESCRIPTION OF SECURITY OR INDEX
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Plus        Most recently issued 30-year            125%            U.S. Treasury securities
                            U.S. Treasury Bond
Rising Rates Opportunity    Most recently issued 30-year     125% of the Inverse    U.S. Treasury securities
                            U.S. Treasury Bond

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

                                                        ProFunds VP Overview > 5

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                            PROFUNDS VP STRATEGIES AND RISKS

                       ---------------------------------------------------------

                            "In seeking to achieve each non-money

                            market ProFund VP's investment objective,

                            ProFund Advisors takes positions in securities

                            and other financial instruments that

                            ProFund Advisors believes, in combination,

                            should simulate the movement of

                            its benchmark."

                                            ProFunds VP Strategies and Risks > 7

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

DISCUSSION OF PRINCIPAL STRATEGIES

The following discussion of investment strategies covers all ProFunds VP, except PROFUND VP MONEY MARKET, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each ProFund VP's investment objective, ProFund Advisors:

 > uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that a ProFund VP should hold to simulate the performance of its benchmark;

 > takes positions in securities and other financial instruments that ProFund
   Advisors believes, in combination, should simulate the movement of its benchmark;

 > may not have investment exposure to all securities or components in the index underlying each ProFund's VP benchmark, or each ProFund VP's weighting of investment in such securities or industries may be different from that of the actual index weightings;

 > may utilize a variety of financial securities and instruments in pursuing its investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate or index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

 > seeks to remain fully invested at all times in securities or financial instruments that provide exposure to each ProFund's VP benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

 > may invest in securities or instruments that are not included in the index underlying its benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP's investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark and does not seek to provide correlation with its benchmark over a period of time other than daily. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all MID-CAP, and SMALL-CAP PROFUND VP ASIA 30, PROFUND VP EUROPE 30, PROFUND VP JAPAN, PROFUND VP ULTRAOTC, PROFUND VP SHORT OTC, PROFUND VP U.S. GOVERNMENT PLUS and all SECTOR PROFUNDS VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days' prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

DISCUSSION OF PRINCIPAL RISKS

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP's portfolio are called "principal risks." The principal risks for each ProFund VP are identified in each ProFund VP's description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

ACTIVE INVESTOR RISK (All ProFunds VP). ProFund Advisors expects a significant portion of the assets invested in the ProFunds VP to come from professional money managers and investors who use ProFunds VP as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Active trading could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

AGGRESSIVE INVESTMENT TECHNIQUE RISK (All ProFunds VP except ProFund VP Money Market).The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. Such techniques, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The Funds' investment in financial instruments may involve a small investment relative to the amount of risk assumed. Financial instruments are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk and counterparty risk. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in a ProFund VP's benchmark index, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities;
5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP's position in a particular instrument when desired.

8 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

      PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

CONCENTRATION RISK (ProFund VP Asia 30 and Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, each of PROFUND VP SHORT SMALL-CAP, PROFUND VP SHORT MID-CAP, PROFUND VP SHORT OTC, PROFUND VP U.S.GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

CORRELATION RISK (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective.A number of factors may adversely affect a ProFund VP's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. In addition, a ProFund VP may invest in securities or in other financial instruments not included in its benchmark index. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. An exchange or market may close early or issue trading halts, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each ULTRA, INVERSE and BOND BENCHMARKED PROFUND VP (excluding PROFUND VP U.S. GOVERNMENT PLUS) is rebalanced daily to keep leverage consistent with each Fund's daily investment objective therefore, mathematical compounding may prevent these ProFund VPs from correlating with the monthly, quarterly, annual or other period performance of their benchmarks or the inverse thereof as the case may be.

COUNTERPARTY RISK (All ProFunds VP except ProFund VP Money Market). The
ProFunds VP will be subject to credit risk with respect to counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline.The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into financial instruments transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

CREDIT RISK (All ProFunds VP). An issuer of debt instruments may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in an instrument's credit rating may affect an instrument's value and, thus, impact Fund performance. As described under "Counterparty Risk" above, the PROFUNDS VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties in financial instruments transactions. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

DEBT INSTRUMENT RISK (Currency/Bond Benchmarked ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and PROFUND VP U.S. GOVERNMENT PLUS, PROFUND VP RISING RATES OPPORTUNITY and PROFUND VP MONEY MARKET may invest principally in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the price of a debt instrument falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer's default on its payment obligations. Such factors may cause the value of an investment in a ProFund VP to decrease. Also, the securities of certain U.S. Government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. PROFUND VP RISING RATES OPPORTUNITY is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as PROFUND VP U.S. GOVERNMENT PLUS.

EXCHANGE RATE RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Rising U.S. Dollar and ProFund VP Falling U.S. Dollar). Changes in foreign currency exchange rates may affect the value of a ProFund VP's investments. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

EQUITY RISK (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. This volatility may cause the value of an investment in a ProFund VP to decrease. The INVERSE PROFUNDS VP respond differently to these risks than positively correlated funds.

FOREIGN CURRENCY RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Ultra Europe). Investments denominated in foreign currencies bear greater risk than U.S. dollar-denominated investments. As a result, performance returns and net asset values of each ProFund VP may be affected significantly by fluctuations in currency exchange rates (as described above), economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. The value of an investment denominated in a foreign currency could change significantly as the currencies strengthen or weaken relative to the U.S. dollar.

FOREIGN INVESTMENT RISK (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, such as economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable

                                            ProFunds VP Strategies and Risks > 9

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Exchange Rate Risk and Foreign Currency Risk. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. ProFund Advisors does not actively seek to control the impact of foreign currency fluctuations on the ProFunds VP.

GEOGRAPHIC CONCENTRATION RISK (ProFund VP Asia 30, ProFund VP Europe 30 and ProFund VP Japan). Certain ProFunds VP may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic regions in which they focus their investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region may be more volatile than a more geographically diversified fund.

GROWTH INVESTING RISK (ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

INTEREST RATE RISK (Currency/Bond Benchmarked ProFunds VP and ProFund VP Money Market). Interest rate risk is the risk that securities may fluctuate in value due to changes in interest rates and other factors. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for PROFUND VP RISING RATES OPPORTUNITY. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

INVERSE CORRELATION RISK (Inverse ProFunds VP, and ProFunds VP Rising Rates Opportunity). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value as the index or security underlying such ProFund's VP benchmark is increasing (gaining value) - a result that is the opposite from traditional mutual funds.

LEVERAGE RISK (Ultra ProFunds VP and Currency/ Bond Benchmarked ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Leverage should cause investors to lose more money in market environments adverse to their daily investment objective than a Fund that does not employ leverage.

LIQUIDITY RISK (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security.

MARKET RISK (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific economic sectors, industries or companies. ProFunds VP, other than the INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). INVERSE PROFUNDS VP and PROFUND VP RISING RATES OPPORTUNITY should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

MID-CAP COMPANY INVESTMENT RISK (ProFund VP Short Mid-Cap, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks tend to have greater fluctuations in price than the stocks of large companies, but not as drastic as the stocks of small companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.

NON-DIVERSIFICATION RISK (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP are classified as "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers, if ProFund Advisors determines that doing so is the most efficient means of meeting their daily objective. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

REPURCHASE AGREEMENT RISK (All ProFunds VP). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund VP may lose money because: it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund VP may have difficulty exercising rights to the collateral.

SHORT SALE RISK (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to seek gains when its benchmark index or security declines or to adjust investment exposure to a benchmark index. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP's return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk.

SMALL-CAP COMPANY INVESTMENT RISK (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute with securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies.

10 < ProFunds VP Strategies and Risks

      --------------------------------------------------------------------------

      PROFUNDS VP STRATEGIES AND RISKS

      --------------------------------------------------------------------------

Liquidating positions in turbulent market conditions could become difficult. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies and there can be a shortage of reliable information on certain small companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap companies' share prices.

TECHNOLOGY INVESTMENT RISK (ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology companies are subject to intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources or personnel. Due to rapid technological developments and frequent new product introduction, technology companies bear the additional risk of product obsolescence as well as the dramatic and often unpredictable changes in growth rates and competition for qualified personnel.These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Value Investing Risk (ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

VOLATILITY RISK (Ultra ProFunds VP, and Currency/Bond Benchmarked ProFunds
VP).The ProFunds VP most subject to volatility risk seek to achieve a multiple or the inverse of a multiple of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

IMPORTANT CONCEPTS AND DEFINITIONS

This section describes important concepts that may be unfamiliar to an investor.

 > ASSET-BACKED SECURITIES are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

 > DEBT INSTRUMENTS include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

 > DEPOSITARY RECEIPTS (DRs), include American Depositary Receipts (ADRs),
   Global Depositary Receipts (GDRs), and New York Shares (NYSs).

     o ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     o GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world.While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

     o NYSs (or "direct shares") are foreign stocks, denominated in U.S. dollars, traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations' exchanges.

 > EQUITY SECURITIES are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

 > FINANCIAL INSTRUMENTS The ProFunds VP (excluding PROFUND VP MONEY MARKET) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options or derivatives on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. Such positions are considered derivative instruments, since their value depends on the value of the underlying asset to be purchased or sold. The ProFunds VP (excluding PROFUND VP MONEY MARKET) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

 > FORWARD CONTRACTS are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

 > FUTURES or FUTURES CONTRACTS are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

 > LEVERAGE offers a means of magnifying market movements into larger changes in an investment's value. While only certain ProFunds VP employ leverage, all of the ProFunds (except PROFUND VP MONEY MARKET) may use leveraged investment techniques for investment purposes. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP's performance compared to the index underlying its benchmark than a fund that does not employ leverage.The following example illustrates this point:

   Let's say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

   Fund A: A fund whose                       Fund B: A fund whose objective
   objective is to seek daily                 is to seek daily investment
   investment results, before                 results, before fees and
   fees and expenses, that correspond         expenses, that correspond to
   to the daily performance                   twice (200%) the daily performance
   of an index.                               of an index.

                                           ProFunds VP Strategies and Risks > 11

--------------------------------------------------------------------------

PROFUNDS VP STRATEGIES AND RISKS

--------------------------------------------------------------------------

On Day 1, each Fund's benchmark index increases in value 1% which would cause a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund's benchmark index decreases in value 1% which would cause a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder's investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2).The value of the shareholder's investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder's investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

 > LEVERAGED INVESTMENT TECHNIQUES Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

 > MONEY MARKET INSTRUMENTS are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

 > OPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

 > ORDINARY SHARES are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

 > REPURCHASE AGREEMENTS are contracts in which the seller of securities, usually U.S. Government Securities or other Money Market Instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

 > SAMPLING TECHNIQUES If ProFund Advisors believes it is appropriate in view of a ProFund VP's investment objective, a ProFund VP may hold a representative sample of the component securities in the index underlying a ProFund VP's benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

 > SELLING SHORT is selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

 > STRUCTURED NOTES are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

 > SWAP AGREEMENTS are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

 > U.S. GOVERNMENT SECURITIES are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

12 < ProFunds VP Strategies and Risks

CLASSIC PROFUNDS MAY BE APPROPRIATE FOR INVESTORS WHO:

 > want to achieve investment results that correspond to the daily performance of a particular index.

                       ---------------------------------------------------------

                            CLASSIC PROFUNDS VP

                       ---------------------------------------------------------

                                                                 DAILY
PROFUND VP          INDEX                                      BENCHMARK
---------------------------------------------------------------------------
Bull                S&P 500 Index                              Match (100%)
Small-Cap           Russell 2000 Index                         Match (100%)
Mid-Cap Value       S&P MidCap 400/Barra Value Index           Match (100%)
Mid-Cap Growth      S&P MidCap 400/Barra Growth Index          Match (100%)
Small-Cap Value     S&P SmallCap 600/Barra Value Index         Match (100%)
Small-Cap Growth    S&P SmallCap 600/Barra Growth Index        Match (100%)
Asia 30             ProFunds Asia 30 Index                     Match (100%)
Europe 30           ProFunds Europe 30 Index                   Match (100%)
Japan               Nikkei 225 Stock Average                   Match (100%)

                                                        Classic ProFunds VP > 13

--------------------------------------------------------------------------

PROFUND VP BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BULL seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P 500 INDEX. PROFUND VP BULL may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BULL by showing the variability of PROFUND VP BULL returns from year to year and by comparing average annual total returns of PROFUND VP BULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BULL or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

  2002            2003           2004
--------------------------------------
-23.98%          25.59%          8.53%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BULL for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was -17.78% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Bull                           8.83%     -1.87%         05/01/01
-----------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%      0.47%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BULL with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher.Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                        1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------
ProFund VP Bull         $181       $560       $964       $2,095

14 < ProFunds VP Bull

      --------------------------------------------------------------------------

      PROFUND VP SMALL-CAP VALUE

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the daily performance of the RUSSELL 2000 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP by showing the variability of PROFUND VP SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

          [CHART OF ANNUAL RETURNS]

 2002                2003               2004
---------------------------------------------
-22.44%             42.75%             16.74%

                 [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was -20.63% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE           SINCE           INCEPTION
As of December 31, 2004                  YEAR          INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Small-Cap                     16.74%        5.82%           05/01/01
Russell 2000 Index (1)                   18.44%        9.55%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                     0.75%
Distribution (12b-1) Fees                                    0.25%
Other Expenses*                                              0.61%
                                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.61%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher.Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap           $164         $508          $876          $1,911

                                                      ProFunds VP Small-Cap > 15

--------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP VALUE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP MID-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP VALUE by showing the variability of PROFUND VP MID-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results.The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP VALUE or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETRUN]

 2003                    2004
------------------------------
35.74%                  15.96%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP VALUE for one quarter was 18.46% (quarter ended June 30,
2003) and the lowest return was -6.80% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Mid-Cap Value                 15.96%      7.73%         05/01/02
-----------------------------------------------------------------------------
S&P MidCap 400/Barra Value Index (1)     19.01%     11.52%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses.Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                -----
Total Annual Fund Operating Expenses                            1.92%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP VALUE with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Value           $195       $603         $1,037       $2,243

16 < ProFunds VP Mid-Cap Value

      --------------------------------------------------------------------------

      PROFUND VP MID-CAP GROWTH

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MID-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MIDCAP 400/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MID-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P MIDCAP 400/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP MID-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MID-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, MID-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For additional information on PROFUND VP MID-CAP GROWTH'S investment strategies and risks, including a description of the terms in bold, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MID-CAP GROWTH by showing the variability of PROFUND VP MID-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MID-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
27.91%                  11.08%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP MID-CAP GROWTH for one quarter was 15.45% (quarter ended June 30,
2003) and the lowest return was -4.06% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Mid-Cap Growth                11.08%     3.86%          05/01/02
-----------------------------------------------------------------------------
S&P MidCap 400/Barra Growth Index (1)    14.02%     6.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MID-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses.Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.94%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.94%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MID-CAP GROWTH with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Mid-Cap Growth          $197        $609         $1,047      $2,264

                                                 ProFunds VP Mid-Cap Growth > 17

--------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP VALUE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA VALUE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP VALUE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA VALUE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP VALUE may use SAMPLING
TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP VALUE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VALUE INVESTING RISK.

For more information on PROFUND VP SMALL-CAP VALUE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP VALUE by showing the variability of PROFUND VP SMALL-CAP VALUE returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP VALUE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

     [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
34.68%                  20.12%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP VALUE for one quarter was 21.33% (quarter ended June 30,
2003) and the lowest return was -9.34% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Small-Cap Value               20.12%     5.72%          05/01/02
-----------------------------------------------------------------------------
S&P SmallCap 600/Barra Value Index (1)   23.40%     9.92%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP VALUE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses.Policy holders should consult the prospectus for their contract or policy

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP VALUE with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Value         $198        $612         $1,052      $2,275

18 < ProFunds VP Small-Cap Value

      --------------------------------------------------------------------------

      PROFUND VP SMALL-CAP GROWTH

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SMALL-CAP GROWTH seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SMALLCAP 600/BARRA GROWTH INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SMALL-CAP GROWTH invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the S&P SMALLCAP 600/BARRA GROWTH INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SMALL-CAP GROWTH may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in equity securities or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SMALL-CAP GROWTH are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, SMALL-CAP COMPANY INVESTMENT RISK, COUNTERPARTY RISK, CREDIT RISK and GROWTH INVESTING RISK.

For more information on PROFUND VP SMALL-CAP GROWTH'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SMALL-CAP GROWTH by showing the variability of PROFUND VP SMALL-CAP GROWTH returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results.The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SMALL-CAP GROWTH or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

     [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
34.32%                  19.80%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SMALL-CAP GROWTH for one quarter was 16.50% (quarter ended June 30,
2003) and the lowest return was -4.20% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Small-Cap Growth              19.80%      8.78%         05/01/02
-----------------------------------------------------------------------------
S&P SmallCap 600/Barra Growth Index (1)  22.10%     11.82%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SMALL-CAP GROWTH. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses.Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.90%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SMALL-CAP GROWTH with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ProFund VP Small-Cap Growth         $193        $597        $1,026      $2,222

                                               ProFunds VP Small-Cap Growth > 19

--------------------------------------------------------------------------

PROFUND VP ASIA 30

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ASIA 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS ASIA 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ASIA 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS ASIA 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES of Asian companies contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ASIA 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP ASIA 30 will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ASIA 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK, FOREIGN CURRENCY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

To the extent the Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up PROFUND VP ASIA 30's investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on PROFUND VP ASIA 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ASIA 30 by showing the variability of PROFUND VP ASIA 30 returns from year to year and by comparing average annual total returns of PROFUND VP ASIA 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ASIA 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

     [CHART OF ANNUAL RETURN]

 2003                    2004
------------------------------
64.92%                  -0.54%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ASIA 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was -8.76% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Asia 30                       -0.54%      9.87%         05/01/02
ProFunds Asia 30 Index (1)               -0.76%     23.29%
-----------------------------------------------------------------------------
MSCI AC Asia Pacific Free Excluding
    Japan Index  (1)(2)                  11.23%     19.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ASIA 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ASIA 30 with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher.Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Asia 30               $189         $585         $1,006       $2,180

20 < ProFunds VP Asia 30

      --------------------------------------------------------------------------

      PROFUND VP EUROPE 30

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP EUROPE 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the PROFUNDS EUROPE 30 INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP EUROPE 30 invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the PROFUNDS EUROPE 30 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP EUROPE 30 may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP EUROPE 30 are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

For more information on PROFUND VP EUROPE 30'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP EUROPE 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of PROFUND VP EUROPE 30 to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP EUROPE 30 or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART OF ANNUAL RETURN]

  2000           2001        2002       2003       2004
--------------------------------------------------------
-12.75%        -24.14%     -25.76%     38.73%     14.32%

                       [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP EUROPE 30 for one quarter was 20.35% (quarter ended December 31,
2003) and the lowest return was -21.54% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE         FIVE        SINCE          INCEPTION
As of December 31, 2004                  YEAR        YEAR        INCEPTION      DATE
------------------------------------------------------------------------------------------
ProFund VP Europe 30                     14.32%     -4.87%       -0.85%         10/18/99
ProFunds Europe 30 Index (1)             16.99%     -0.63%        3.47%
------------------------------------------------------------------------------------------
Dow Jones STOXX 50 Index (1)(2)          13.97%     -5.30%       -1.17%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP EUROPE 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.78%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.78%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP EUROPE 30 with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ProFund VP Europe 30              $181         $560        $964         $2,095

                                                       ProFund VP Europe 30 > 21

--------------------------------------------------------------------------

PROFUND VP JAPAN

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP JAPAN seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NIKKEI 225 STOCK AVERAGE.

Since the Japanese markets are not open when PROFUND VP JAPAN values its shares, PROFUND VP JAPAN determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the NIKKEI 225 STOCK AVERAGE.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP JAPAN invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as the NIKKEI 225 STOCK AVERAGE (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP JAPAN may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP JAPAN are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, GEOGRAPHIC CONCENTRATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK FOREIGN INVESTMENT RISK, EXCHANGE RATE RISK and FOREIGN CURRENCY RISK.

The performance of PROFUND VP JAPAN will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. PROFUND VP JAPAN is also subject to valuation time risk. ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined in the early morning U.S. Eastern time prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of PROFUND VP JAPAN'S performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that over time PROFUND VP JAPAN'S performance will correlate highly with the movement of the Nikkei 225 Stock Average.

For more information on PROFUND VP JAPAN'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP JAPAN by showing the variability of PROFUND VP JAPAN returns from year to year and by comparing average annual total returns of PROFUND VP JAPAN to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP JAPAN or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETRUN]

 2003                    2004
------------------------------
26.78%                   7.56%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP JAPAN for one quarter was 14.31% (quarter ended June 30, 2003) and the lowest return was -9.43% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE        SINCE          INCEPTION
As of December 31, 2004                  YEAR       INCEPTION      DATE
-----------------------------------------------------------------------------
ProFund VP Japan                          7.56%     -0.07%         05/01/02
-----------------------------------------------------------------------------
Nikkei 225 Stock Average (1)             12.77%      8.92%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP JAPAN. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.85%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.85%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP JAPAN with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                      1 YEAR   3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------
ProFund VP Japan      $188     $582       $1,001      $2,169

24 < ProFund VP Japan

ULTRA PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > believe that the value of a particular index will increase, and that by investing with the objective of doubling or increasing by one and one-half times the index's daily return they will achieve superior results.

 > are seeking to correspond to an index's daily return with half the investment required of a conventional index fund.

                       ---------------------------------------------------------

                            ULTRA PROFUNDS VP

                       ---------------------------------------------------------

                                                                     DAILY
PROFUND VP                 INDEX                                   BENCHMARK
--------------------------------------------------------------------------------
UltraBull                  S&P 500 Index                           Double (200%)
UltraMid-Cap               S&P MidCap 400 Index                    Double (200%)
UltraSmall-Cap             Russell 2000 Index                      Double (200%)
UltraOTC                   NASDAQ-100 Index                        Double (200%)

                                                           Ultra ProFunds VP> 23

--------------------------------------------------------------------------

PROFUND VP ULTRA BULL

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRABULL seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 INDEX.

If PROFUND VP ULTRABULL is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRABULL takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 INDEX. PROFUND VP ULTRABULL will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRABULL are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

For more information on PROFUND VP ULTRABULL'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which PROFUND VP ULTRABULL pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 INDEX.

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP ULTRABULL by showing the variability of PROFUND VP ULTRABULL returns from year to year and by comparing average annual total returns of PROFUND VP ULTRABULL to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRABULL or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                        [CHART OF ANNUAL RETURNS]

  2002                                2003                         2004
------------------------------------------------------------------------
-36.11%                              52.93%                       17.18%

                               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRABULL for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was -26.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraBull                      17.18%      -3.57%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%      -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRABULL. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.89%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.89%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRABULL with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                              1 YEAR       3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraBull          $192         $594           $1,021        $2,212

24 < ProFund VP Ultra Bull

      --------------------------------------------------------------------------

      PROFUND VP ULTRA MID-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAMID-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP ULTRAMID-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MIDCAP 400 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAMID-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the S&P MIDCAP 400 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAMID-CAP will employ leveraged investment techniques and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAMID-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRAMID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAMID-CAP by showing the variability of PROFUND VP ULTRAMID-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAMID-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAMID-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
70.09%                         27.70%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAMID-CAP for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was -11.14% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap                   27.70%      8.85%            05/01/02
--------------------------------------------------------------------------------
S&P MidCap 400 Index (1)                  16.49%      9.27%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAMID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAMID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraMid-Cap        $197         $609          $1,047        $2,264

                                                   ProFund VP Ultra Mid-Cap > 25

--------------------------------------------------------------------------

PROFUND VP ULTRA SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRASMALL-CAP seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP ULTRASMALL-CAP is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the RUSSELL 2000 INDEX when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRASMALL-CAP invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the RUSSELL 2000 INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRASMALL-CAP will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRASMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP ULTRASMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRASMALL-CAP by showing the variability of PROFUND VP ULTRASMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP ULTRASMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRASMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                   [CHART OF ANNUAL RETURNS]

 2000               2001        2002         2003        2004
--------------------------------------------------------------
-22.14%            -7.61%      -42.61%      99.45%      31.07%

                          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRASMALL-CAP for one quarter was 48.25% (quarter ended June 30,
2003) and the lowest return was -39.45% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      SINCE          INCEPTION
As of December 31, 2004              YEAR     YEAR      INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap            31.07%   1.54%      5.09%         10/18/99
--------------------------------------------------------------------------------
Russell 2000 Index (1)               18.44%   6.68%     10.89%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRASMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRASMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraSmall-Cap      $197         $609          $1,047        $2,264

26 < ProFund VP Ultra Small-Cap

      --------------------------------------------------------------------------

      PROFUND VP ULTRAOTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP ULTRAOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP ULTRAOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 INDEX (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP ULTRAOTC takes positions in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP ULTRAOTC will employ LEVERAGED INVESTMENT TECHNIQUES and may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP ULTRAOTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, VOLATILITY RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP ULTRAOTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP ULTRAOTC by showing the variability of PROFUND VP ULTRAOTC returns from year to year and by comparing average annual total returns of PROFUND VP ULTRAOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP ULTRAOTC or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                  [CHART OF ANNUAL RETURNS]

 2000           2001          2002         2003         2004
-------------------------------------------------------------
-73.37%        -68.72%       -68.94%      102.67%      14.10%

                         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP ULTRAOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was -61.84% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS       ONE        FIVE       SINCE         INCEPTION
As of December 31, 2004            YEAR       YEAR       INCEPTION     DATE
--------------------------------------------------------------------------------
ProFund VP UltraOTC                14.10%     -43.07%    -31.34%       10/18/99
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)               10.75%     -15.13%    -6.85%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP ULTRAOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.88%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.88%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP ULTRAOTC with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP UltraOTC            $191         $591          $1,016        $2,201

                                                       ProFund VP Ultra OTC > 27

                       This Page Intentionally Left Blank

INVERSE PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.

 > are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

                       ---------------------------------------------------------

                            INVERSE PROFUNDS VP

                       ---------------------------------------------------------

                                                                   DAILY
PROFUND VP                 INDEX                                  BENCHMARK
--------------------------------------------------------------------------------
Bear                       S&P 500 Index                     100% of the Inverse
Short Mid-Cap              S&P MidCap 400 Index              100% of the Inverse
Short Small Cap            Russell 2000 Index                100% of the Inverse
Short OTC                  NASDAQ-100 Index                  100% of the Inverse

                                                           Inverse ProFunds > 29

--------------------------------------------------------------------------

PROFUND VP BEAR

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BEAR seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 INDEX.

If PROFUND VP BEAR is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BEAR takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P 500 INDEX. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BEAR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

For more information on PROFUND VP BEAR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BEAR by showing the variability of PROFUND VP BEAR returns from year to year and by comparing average annual total returns of PROFUND VP BEAR to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BEAR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

              [CHART OF ANNUAL RETURNS]

 2002                         2003              2004
-----------------------------------------------------
20.82%                      -24.59%           -10.29%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BEAR for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was -13.96% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Bear                           -10.29%     -1.15%           01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%     -0.97%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BEAR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.90%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.90%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BEAR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Bear                $193         $597          $1,026        $2,222

30 < ProFund VP Bear

      --------------------------------------------------------------------------

      PROFUND VP SHORT MID-CAP

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT MID-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MIDCAP 400 INDEX.

If PROFUND VP SHORT MID-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MIDCAP 400 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT MID-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the S&P MIDCAP 400. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in financial instruments may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT MID-CAP are ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, CREDIT RISK, COUNTERPARTY RISK and MID-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT MID-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

Performance history will be available for the Fund after it has been in operation for a full calendar year.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT MID-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.80%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.80%

 * "Other expenses" are based on estimated amounts for current fiscal year. The estimated amounts include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT MID-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                                                      1 YEAR             3 YEARS
--------------------------------------------------------------------------------
ProFund VP Short Mid-Cap                              $183               $566

                                                   ProFund VP Short Mid-Cap > 31

--------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT SMALL-CAP seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the RUSSELL 2000 INDEX.

If PROFUND VP SHORT SMALL-CAP is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the RUSSELL 2000 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT SMALL-CAP invests in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the RUSSELL 2000 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to FINANCIAL INSTRUMENTS with economic characteristics that should be inverse to those of the Index. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT SMALL-CAP are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and SMALL-CAP COMPANY INVESTMENT RISK.

For more information on PROFUND VP SHORT SMALL-CAP'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT SMALL-CAP by showing the variability of PROFUND VP SHORT SMALL-CAP returns from year to year and by comparing average annual total returns of PROFUND VP SHORT SMALL-CAP to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT SMALL-CAP or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

          [CHART OF ANNUAL RETURN]

 2003                                   2004
---------------------------------------------
-34.52%                                -9.03%

                 [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT SMALL-CAP for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was -19.07% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR(1)     INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short Small-Cap                -9.03%      -21.43%          09/03/02
--------------------------------------------------------------------------------
Russell 2000 Index(2)                     18.44%       27.91%

(1) Fund performance for the period reflects temporary out performance versus its benchmark resulting, in part, from its small size. Similar periods of out performance are unlikely to reoccur.

(2) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT SMALL-CAP. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  1.28%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.28%
Fee Waivers/Reimbursements**                                    -0.30%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT SMALL-CAP with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
  Short Small-Cap              $201         $684          $1,193        $2,592

32 < ProFund VP Short Small-Cap

      --------------------------------------------------------------------------

      PROFUND VP SHORT OTC

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SHORT OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 INDEX.

If PROFUND VP SHORT OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 INDEX (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SHORT OTC takes positions in FINANCIAL INSTRUMENTS that should have similar daily return characteristics as the inverse of the NASDAQ-100 INDEX. Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES traded on NASDAQ or other over-the-counter market and/or FINANCIAL INSTRUMENTS with similar economic characteristics. Assets not invested in FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SHORT OTC are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

For more information on PROFUND VP SHORT OTC'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SHORT OTC by showing the variability of PROFUND VP SHORT OTC returns from year to year and by comparing average annual total returns of PROFUND VP SHORT OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SHORT OTC or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

         [CHART OF ANNUAL RETURN]

 2003                                2004
------------------------------------------
-37.31%                            -11.11%

                [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SHORT OTC for one quarter was 6.99% (quarter ended September 30,
2004) and the lowest return was -16.46% (quarter ended June 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Short OTC                      -11.11%     -16.40%          05/01/02
--------------------------------------------------------------------------------
NASDAQ-100 Index (1)                       10.75%       9.91%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SHORT OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SHORT OTC with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Short OTC           $189         $585          $1,006        $2,180

                                                       ProFund VP Short OTC > 33

                       This Page Intentionally Left Blank

SECTOR PROFUNDS VP MAY BE APPROPRIATE FOR INVESTORS WHO:

 > desire to add investments in economic sectors with perceived above-average growth potential.

 > actively rotate their investments to perceive strong sectors and out of perceived weak sectors, as market and economic conditions change.

 > want to gain investment exposure to a particular economic sector of the U.S.
   or global economy.

                       ---------------------------------------------------------

                            SECTOR PROFUNDS VP

                       ---------------------------------------------------------

                                                                              DAILY
PROFUND VP                  INDEX                                           BENCHMARK
----------------------------------------------------------------------------------------
Banks                       Dow Jones U.S. Banks Index                      Match (100%)
Basic Materials             Dow Jones U.S. Basic Materials Sector Index     Match (100%)
Biotechnology               Dow Jones U.S. Biotechnology Index              Match (100%)
Consumer Goods              Dow Jones U.S. Consumer Goods Index             Match (100%)
Consumer Services           Dow Jones U.S. Consumer Services Index          Match (100%)
Financials                  Dow Jones U.S. Financials Index                 Match (100%)
Health Care                 Dow Jones U.S. Health Care Index                Match (100%)
Industrials                 Dow Jones U.S. Industrials Index                Match (100%)
Internet                    Dow Jones Composite Internet Index              Match (100%)
Oil & Gas                   Dow Jones U.S. Oil & Gas Index                  Match (100%)
Pharmaceuticals             Dow Jones U.S. Pharmaceuticals Index            Match (100%)
Precious Metals             Dow Jones Precious Metals Index                 Match (100%)
Real Estate                 Dow Jones U.S. Real Estate Index                Match (100%)
Semiconductor               Dow Jones U.S. Semiconductor Index              Match (100%)
Technology                  Dow Jones U.S. Technology Sector Index          Match (100%)
Telecommunications          Dow Jones U.S. Telecommunications Sector Index  Match (100%)
Utilities                   Dow Jones U.S. Utilities Sector Index           Match (100%)

                                                         Sector ProFunds VP > 35

--------------------------------------------------------------------------

PROFUND VP BANKS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BANKS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BANKS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BANKS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BANKS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BANKS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BANKS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BANKS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BANKS is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BANKS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BANKS by showing the variability of PROFUND VP BANKS returns from year to year and by comparing average annual total returns of PROFUND VP BANKS to a broad measure of market performance and to the Fund's benchmark index.The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BANKS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

         [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
29.39%                         11.77%

               [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BANKS for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was -4.35% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS              ONE         SINCE            INCEPTION
As of December 31, 2004                   YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
ProFund VP Banks                          11.77%       8.80%           05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%       6.04%
--------------------------------------------------------------------------------
Dow Jones U.S. Banks Index (1)            14.37%      11.58%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BANKS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.98%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BANKS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Banks               $201         $621          $1,068        $2,306

36 < ProFund VP Banks

      --------------------------------------------------------------------------

      PROFUND VP BASIC MATERIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BASIC MATERIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BASIC MATERIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BASIC MATERIALS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BASIC MATERIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BASIC MATERIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BASIC MATERIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BASIC MATERIALS is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BASIC MATERIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BASIC MATERIALS by showing the variability of PROFUND VP BASIC MATERIALS returns from year to year and by comparing average annual total returns of PROFUND VP BASIC MATERIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BASIC MATERIALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

        [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
31.58%                         10.22%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BASIC MATERIALS for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was -8.38% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS         ONE       SINCE          INCEPTION
As of December 31, 2004              YEAR      INCEPTION      DATE
-----------------------------------------------------------------------
ProFund VP Basic Materials           10.22%     8.41%         05/01/02
-----------------------------------------------------------------------
S&P 500 Index (1)                    10.88%     6.04%         05/01/02
Dow Jones U.S. Basic Materials
  Sector Index (1)                   13.05%    11.58%         05/01/02

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BASIC MATERIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.96%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.96%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BASIC MATERIALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Basic Material      $199         $615          $1,057        $2,285

                                                 ProFund VP Basic Materials > 37

--------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP BIOTECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. BIOTECHNOLOGY INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP BIOTECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. BIOTECHNOLOGY INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP BIOTECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP BIOTECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP BIOTECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP BIOTECHNOLOGY is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP BIOTECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP BIOTECHNOLOGY by showing the variability of PROFUND VP BIOTECHNOLOGY returns from year to year and by comparing average annual total returns of PROFUND VP BIOTECHNOLOGY to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP BIOTECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                     [CHART OF ANNUAL RETURNS]

 2002                           2003                           2004
-------------------------------------------------------------------
-37.51%                        39.78%                         9.73%

                            [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP BIOTECHNOLOGY for one quarter was 22.16% (quarter ended June 30,
2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE           SINCE               INCEPTION
As of December 31, 2004              YEAR          INCEPTION           DATE
--------------------------------------------------------------------------------
ProFund VP Biotechnology              9.73%        -5.13%              01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%        -3.17%
Dow Jones U.S. Biotechnology
 Index (1)                           13.78%        -2.70%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP BIOTECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.98%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP BIOTECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Biotechnology       $201         $621          $1,068        $2,306

38 < ProFund VP Biotechnology

      --------------------------------------------------------------------------

      PROFUND VP CONSUMER GOODS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER GOODS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER GOODS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER GOODS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER GOODS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER GOODS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER GOODS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER GOODS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER GOODS is also subject to risks faced by companies in the consumer non-goods industry, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER GOODS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER GOODS by showing the variability of PROFUND VP CONSUMER GOODS returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER GOODS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER GOODS or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

 2003                          2004
------------------------------------
18.46%                         9.26%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER GOODS for one quarter was 13.69% (quarter ended June 30,
2003) and the lowest return was -8.23% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE           INCEPTION
As of December 31, 2004              YEAR        INCEPTION       DATE
--------------------------------------------------------------------------
ProFund VP Consumer Goods             9.26%      3.04%           05/01/02
--------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%      6.04%
Dow Jones U.S. Consumer Goods
 Index (1)                           12.05%      5.78%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Non-Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER GOODS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          1.99%
Fee Waivers/Reimbursements**                                    -0.01%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER GOODS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Goods      $201         $623          $1,072        $2,316

                                                  ProFund VP Consumer Goods > 39

--------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP CONSUMER SERVICES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. CONSUMER SERVICES INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP CONSUMER SERVICES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. CONSUMER SERVICES INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP CONSUMER SERVICES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP CONSUMER SERVICES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP CONSUMER SERVICES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK,
NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP CONSUMER SERVICES is also subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP CONSUMER SERVICES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP CONSUMER SERVICES by showing the variability of PROFUND VP CONSUMER SERVICES returns from year to year and by comparing average annual total returns of PROFUND VP CONSUMER SERVICES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP CONSUMER SERVICES or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

 2003                          2004
------------------------------------
26.80%                         7.61%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP CONSUMER SERVICES for one quarter was 16.78% (quarter ended June 30, 2003) and the lowest return was -2.65% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS         ONE            SINCE             INCEPTION
As of December 31, 2004              YEAR           INCEPTION         DATE
-------------------------------------------------------------------------------
ProFund VP Consumer Services          7.61%        -0.01%             05/01/02
-------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%         6.04%
Dow Jones U.S. Consumer Services
   Index (1)                         11.07%         4.33%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Cyclical Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP CONSUMER SERVICES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.20%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          2.20%
Fee Waivers/Reimbursements**                                    -0.22%
                                                                -----
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP CONSUMER SERVICES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Consumer Goods      $201         $667          $1,160        $2,517

40 < ProFund VP Consumer Services

      --------------------------------------------------------------------------

      PROFUND VP FINANCIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP FINANCIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. FINANCIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP FINANCIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. FINANCIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP FINANCIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP FINANCIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP FINANCIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP FINANCIALS is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased interindustry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP FINANCIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart below and table below provide an indication of the risks of investing in PROFUND VP FINANCIALS by showing the variability of PROFUND VP FINANCIALS returns from year to year and by comparing average annual total returns of PROFUND VP FINANCIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP FINANCIALS or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                      [CHART OF ANNUAL RETURNS]

 2002                           2003                           2004
--------------------------------------------------------------------
-14.88%                        28.99%                         10.34%

                             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP FINANCIALS for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was -16.33% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE        SINCE                  INCEPTION
As of December 31, 2004              YEAR       INCEPTION              DATE
--------------------------------------------------------------------------------
ProFund VP Financials                10.34%      3.18%                 01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%     -0.97%
Dow Jones U.S. Financials
   Index (1)                         13.39%      6.26%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP FINANCIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.92%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.92%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP FINANCIALS with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Financials          $195         $603          $1,037        $2,243

                                                      ProFund VP Financials > 41

--------------------------------------------------------------------------

PROFUND VP HEALTH CARE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP HEALTH CARE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. HEALTH CARE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP HEALTH CARE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. HEALTH CARE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP HEALTH CARE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP HEALTH CARE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP HEALTH CARE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP HEALTH CARE is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP HEALTH CARE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP HEALTH CARE by showing the variability of PROFUND VP HEALTH CARE returns from year to year and by comparing average annual total returns of PROFUND VP HEALTH CARE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP HEALTH CARE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

 ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURNS]

 2002            2003             2004
---------------------------------------
-22.69%         17.42%            2.36%

              [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP HEALTH CARE for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was -17.31% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS         ONE        SINCE                  INCEPTION
As of December 31, 2004              YEAR       INCEPTION              DATE
--------------------------------------------------------------------------------
ProFund VP Health Care                2.36%     -3.17%                 01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%     -0.97%
Dow Jones U.S. Health Care
   Index (1)                          4.55%     -1.14%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP HEALTH CARE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.91%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.91%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP HEALTH CARE with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Health Care         $194         $600          $1,032        $2,233

42 < ProFund VP Health Care

      --------------------------------------------------------------------------

      PROFUND VP INDUSTRIALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INDUSTRIALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. INDUSTRIALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INDUSTRIALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. INDUSTRIALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INDUSTRIALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP INDUSTRIALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INDUSTRIALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP INDUSTRIALS is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INDUSTRIALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INDUSTRIALS by showing the variability of PROFUND VP INDUSTRIALS returns from year to year and by comparing average annual total returns of PROFUND VP INDUSTRIALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INDUSTRIALS or any insurance contract for which it is an investment option.The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

      [CHART OF ANNUAL RETURN]

2003                           2004
------------------------------------
28.40%                        13.22%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INDUSTRIALS for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was -6.11% (quarter ended March 31, 2003).

AVERAGE ANNUAL TOTAL RETURNS          ONE         SINCE                 INCEPTION
As of December 31, 2004               YEAR        INCEPTION             DATE
---------------------------------------------------------------------------------
ProFund VP Industrials                13.22%      5.90%                 05/01/02
---------------------------------------------------------------------------------
S&P 500 Index (1)                     10.88%      6.04%
Dow Jones U.S. Industrials Index (1)  17.25%      9.50%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Industrials Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INDUSTRIALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                ------
TOTAL ANNUAL PROFUND OPERATING EXPENSES                          1.99%
Fee Waivers/Reimbursements**                                    -0.01%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INDUSTRIALS with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Industrials         $201         $623          $1,072        $2,316

                                                     ProFund VP Industrials > 43

--------------------------------------------------------------------------

PROFUND VP INTERNET

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP INTERNET seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES COMPOSITE INTERNET INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP INTERNET invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES COMPOSITE INTERNET INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP INTERNET may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP
INTERNET will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP INTERNET are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP INTERNET is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP INTERNET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP INTERNET by showing the variability of PROFUND VP INTERNET returns from year to year and by comparing average annual total returns of PROFUND VP INTERNET to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP INTERNET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

       [CHART OF ANNUAL RETURN]

 2003                           2004
-------------------------------------
77.99%                         21.26%

             [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP INTERNET for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was -13.95% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS         ONE         SINCE                 INCEPTION
As of December 31, 2004              YEAR        INCEPTION             DATE
--------------------------------------------------------------------------------
ProFund VP Internet                  21.26%      26.43%                05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                    10.88%       6.04%
Dow Jones Composite Internet
   Index(1)                          24.02%      30.42%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP INTERNET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.94%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.94%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP INTERNET with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

ProFund VP Internet            $197         $609          $1,047        $2,264

44 < ProFund VP Internet

      --------------------------------------------------------------------------

      PROFUND VP OIL & GAS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP OIL & GAS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. OIL & GAS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP OIL & GAS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. OIL & GAS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP OIL & GAS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP OIL & GAS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP OIL & GAS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP OIL & GAS is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP OIL & GAS'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP OIL & GAS by showing the variability of PROFUND VP OIL & GAS returns from year to year and by comparing average annual total returns of PROFUND VP OIL & GAS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP OIL & GAS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

          [CHART OF ANNUAL RETURNS]

 2002                2003               2004
---------------------------------------------
-17.04%             22.27%             29.36%

                 [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP OIL & GAS for one quarter was 14.33% (quarter ended December 31,
2003) and the lowest return was -19.30% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE           SINCE           INCEPTION
As of December 31, 2004                  YEAR          INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Oil & Gas                     29.36%         5.21%          01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%        -0.97%
Dow Jones U.S. Oil & Gas Index (1)       32.43%         8.51%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on December 17, 2004.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP OIL & GAS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                     0.75%
Distribution (12b-1) Fees                                    0.25%
Other Expenses*                                              0.92%
                                                             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.92%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP OIL & GAS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Oil & Gas           $195         $603          $1,037        $2,243

                                                       ProFund VP Oil & Gas > 45

--------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PHARMACEUTICALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. PHARMACEUTICALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PHARMACEUTICALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. PHARMACEUTICALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PHARMACEUTICALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PHARMACEUTICALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PHARMACEUTICALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP PHARMACEUTICALS is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP PHARMACEUTICALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PHARMACEUTICALS by showing the variability of PROFUND VP PHARMACEUTICALS returns from year to year and by comparing average annual total returns of PROFUND VP PHARMACEUTICALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PHARMACEUTICALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                   2004
-----------------------------
5.60%                  -9.22%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PHARMACEUTICALS for one quarter was 7.71% (quarter ended June 30,
2003) and the lowest return was -9.40% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS                 ONE          SINCE        INCEPTION
As of December 31, 2004                      YEAR         INCEPTION    DATE
--------------------------------------------------------------------------------
ProFund VP Pharmaceuticals                   -9.22%       -6.76%       05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                            10.88%        6.04%
Dow Jones U.S. Pharmaceuticals Index (1)     -8.28%       -4.79%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PHARMACEUTICALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.97%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.97%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PHARMACEUTICALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
   Pharmaceuticals             $200         $618          $1,062        $2,296

46 < ProFund VP Pharmaceuticals

      --------------------------------------------------------------------------

      PROFUND VP PRECIOUS METALS

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP PRECIOUS METALS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES PRECIOUS METALS INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP PRECIOUS METALS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES PRECIOUS METALS INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP PRECIOUS METALS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP PRECIOUS METALS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP PRECIOUS METALS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and FOREIGN INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP PRECIOUS METALS is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on PROFUND VP PRECIOUS METALS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP PRECIOUS METALS by showing the variability of PROFUND VP PRECIOUS METALS returns from year to year and by comparing average annual total returns of PROFUND VP PRECIOUS METALS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP PRECIOUS METALS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when PROFUND VP PRECIOUS METALS sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                  2004
----------------------------
39.23%                -9.92%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP PRECIOUS METALS for one quarter was 18.74% (quarter ended December 31, 2003) and the lowest return was -18.22% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE           SINCE           INCEPTION
As of December 31, 2004                  YEAR          INCEPTION       DATE
--------------------------------------------------------------------------------
ProFund VP Precious Metals               -9.92%         8.09%          05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%         6.04%
Dow Jones Precious Metals Index (1)(2)   -5.68         12.17
Philadelphia Stock Exchange Gold/Silver
   Sector Index (1)(2)                   -7.70%        12.00%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

(2) The ProFund VP Precious Metals' benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund's investment objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP PRECIOUS METALS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP PRECIOUS METALS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Precious Metals     $190         $588          $1,011        $2,190

                                                 ProFund VP Precious Metals > 47

--------------------------------------------------------------------------

PROFUND VP REAL ESTATE

--------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP REAL ESTATE seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. REAL ESTATE INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP REAL ESTATE invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. REAL ESTATE INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP REAL ESTATE may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP REAL ESTATE will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP REAL ESTATE are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP REAL ESTATE is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust ("REIT") that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP REAL ESTATE'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP REAL ESTATE by showing the variability of PROFUND VP REAL ESTATE returns from year to year and by comparing average annual total returns of PROFUND VP REAL ESTATE to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP REAL ESTATE or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

              [CHART OF ANNUAL RETURNS]

 2002                   2003                   2004
----------------------------------------------------
0.02%                  33.15%                 27.20%

                     [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP REAL ESTATE for one quarter was 13.97% (quarter ended December 31,
2004) and the lowest return was -9.71% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Real Estate                   27.20%         16.86%         01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%         -0.97%
Dow Jones U.S. Real Estate Index (1)     31.22%         20.56%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP REAL ESTATE. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.93%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.93%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP REAL ESTATE with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Real Estate         $196         $606          $1,042        $2,254

48 < ProFund VP Real Estate

     ---------------------------------------------------------------------------

     PROFUND VP SEMICONDUCTOR

     ---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP SEMICONDUCTOR seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. SEMICONDUCTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP SEMICONDUCTOR invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. SEMICONDUCTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP SEMICONDUCTOR may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP SEMICONDUCTOR will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP SEMICONDUCTOR are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK.

In addition to the risks noted above, PROFUND VP SEMICONDUCTOR is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP SEMICONDUCTOR'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP SEMICONDUCTOR by showing the variability of PROFUND VP
SEMICONDUCTOR returns from year to year and by comparing average annual total returns of PROFUND VP SEMICONDUCTOR to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP SEMICONDUCTOR or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

   [CHART OF ANNUAL RETURN]

 2003                   2004
------------------------------
88.32%                 -23.54%

          [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP SEMICONDUCTOR for one quarter was 25.22% (quarter ended June 30,
2003) and the lowest return was -23.05% (quarter ended September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Semiconductor                 -23.54%        -10.32%        05/01/02
--------------------------------------------------------------------------------
S&P 500 Index (1)                         10.88%          6.04%
Dow Jones U.S. Semiconductor Index (1)   -21.35%         -7.67%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP SEMICONDUCTOR. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                         0.75%
Distribution (12b-1) Fees                                        0.25%
Other Expenses*                                                  0.99%
                                                                ------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.99%
Fee Waivers/Reimbursements**                                    -0.01%
                                                                ------
TOTAL NET ANNUAL FUND OPERATING EXPENSES                         1.98%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

** ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.98% through December 31, 2005. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP SEMICONDUCTOR with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Semiconductor       $201         $623          $1,072        $2,316

                                                   ProFund VP Semiconductor > 49

---------------------------------------------------------------------------

PROFUND VP TECHNOLOGY

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TECHNOLOGY seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. TECHNOLOGY SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TECHNOLOGY invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TECHNOLOGY SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TECHNOLOGY may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TECHNOLOGY will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TECHNOLOGY are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and TECHNOLOGY INVESTMENT RISK. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TECHNOLOGY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TECHNOLOGY by showing the variability of PROFUND VP TECHNOLOGY and by comparing average annual total returns of to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TECHNOLOGY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                           [CHART OF ANNUAL RETURNS]

 2002                                 2003                                2004
-------------------------------------------------------------------------------
-40.68%                              45.97%                              -0.43%

                                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TECHNOLOGY for one quarter was 21.41% (quarter ended December 31,
2002) and the lowest return was -27.58% (quarter ended June 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS               ONE          SINCE          INCEPTION
As of December 31, 2004                    YEAR         INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Technology                      -0.43%       -15.44%        01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                          10.88%        -0.97%
Dow Jones U.S. Technology Sector Index (1)  1.76%       -12.93%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TECHNOLOGY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.87%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.87%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TECHNOLOGY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Technology          $190         $588          $1,011        $2,190

50 < ProFund VP Technology

     ---------------------------------------------------------------------------

     PROFUND VP TELECOMMUNICATIONS

     ---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP TELECOMMUNICATIONS seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES
U.S. TELECOMMUNICATIONS SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP TELECOMMUNICATIONS invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP TELECOMMUNICATIONS may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP TELECOMMUNICATIONS will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP TELECOMMUNICATIONS are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP TELECOMMUNICATIONS is also subject to risks faced by companies in the telecommunications economic sector, including:a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP TELECOMMUNICATIONS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP TELECOMMUNICATIONS by showing the variability of PROFUND VP TELECOMMUNICATIONS returns from year to year and by comparing average annual total returns of PROFUND VP TELECOMMUNICATIONS to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP TELECOMMUNICATIONS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                           [CHART OF ANNUAL RETURNS]

 2002                                 2003                                2004
-------------------------------------------------------------------------------
-37.83%                              2.46%                               15.56%

                                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP TELECOMMUNICATIONS for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Telecommunications            15.56%         -14.91%        01/22/01
--------------------------------------------------------------------------------
S&P 500 Index (1)                        10.88%          -0.97%
Dow Jones U.S. Telecommunications
   Sector Index (1)                      18.70%         -11.12%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP TELECOMMUNICATIONS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP TELECOMMUNICATIONS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP
Telecommunications             $198         $612          $1,052        $2,275

                                              ProFund VP Telecommunications > 51

---------------------------------------------------------------------------

PROFUND VP UTILITIES

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP UTILITIES seeks daily investment results, before fees and expenses, that correspond to the daily performance of the DOW JONES U.S. UTILITIES SECTOR INDEX.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP UTILITIES invests in EQUITY SECURITIES and/or FINANCIAL INSTRUMENTS that, in combination, are expected to have similar daily return characteristics as the DOW JONES U.S. UTILITIES SECTOR INDEX (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to EQUITY SECURITIES contained in the Index and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP UTILITIES may use SAMPLING TECHNIQUES in seeking its investment objective. Assets not invested in EQUITY SECURITIES or FINANCIAL INSTRUMENTS may be invested in DEBT INSTRUMENTS or MONEY MARKET INSTRUMENTS. PROFUND VP UTILITIES will have industry concentrations to approximately the same extent as its Index.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP UTILITIES are ACTIVE INVESTOR RISK, MARKET RISK, EQUITY RISK, CONCENTRATION RISK, CORRELATION RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NON-DIVERSIFICATION RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK.

In addition to the risks noted above, PROFUND VP UTILITIES is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on PROFUND VP UTILITIES' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP UTILITIES by showing the variability of PROFUND VP UTILITIES returns from year to year and by comparing average annual total returns of PROFUND VP UTILITIES to a broad measure of market performance and to the Fund's benchmark index. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP UTILITIES or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURNS AS OF DECEMBER 31 EACH YEAR

                           [CHART OF ANNUAL RETURNS]

 2002                                 2003                                2004
-------------------------------------------------------------------------------
-23.94%                              21.37%                              21.07%

                                  [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP UTILITIES for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was -20.47% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS                ONE          SINCE          INCEPTION
As of December 31, 2004                     YEAR         INCEPTION      DATE
---------------------------------------------------------------------------------
ProFund VP Utilities                        21.07%       -2.10%         01/22/01
---------------------------------------------------------------------------------
S&P 500 Index (1)                           10.88%       -0.97%
Dow Jones U.S. Utilities Sector Index (1)   24.04%        0.76%

(1) Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP UTILITIES. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.95%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.95%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP UTILITIES with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Utilities           $198         $612          $1,052        $2,275

52 < ProFund VP Utilities

PROFUND VP U.S. GOVERNMENT PLUS MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

PROFUND VP RISING RATES OPPORTUNITY(R) MAY BE APPROPRIATE FOR INVESTORS WHO:

 > expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.

 > are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

                       ---------------------------------------------------------

                            BOND BENCHMARKED PROFUNDS VP

                       ---------------------------------------------------------

                                                                    DAILY
PROFUND VP                      SECURITY                          BENCHMARK
--------------------------------------------------------------------------------
U.S. GOVERNMENT PLUS            Most recently issued                 125%
                                30-year U.S. Treasury Bond
RISING RATES OPPORTUNITY        Most recently issued         125% of the Inverse
                                30-year U.S. Treasury Bond

                                               Bond Benchmarked ProFunds VP > 53

---------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP U.S. GOVERNMENT PLUS seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP U.S. GOVERNMENT PLUS generally should decrease as interest rates rise.

If PROFUND VP U.S. GOVERNMENT PLUS is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP U.S. GOVERNMENT PLUS invests in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. GOVERNMENT SECURITIES and/or FINANCIAL INSTRUMENTS with similar economic characteristics. PROFUND VP U.S. GOVERNMENT PLUS will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP U.S. GOVERNMENT PLUS are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK,
NON-DIVERSIFICATION RISK, INTEREST RATE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

An investment in PROFUND VP U.S. GOVERNMENT PLUS is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on PROFUND VP U.S. GOVERNMENT PLUS' investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP U.S. GOVERNMENT PLUS by showing the variability of PROFUND VP U.S. GOVERNMENT PLUS returns from year to year and by comparing average annual total returns of PROFUND VP U.S. GOVERNMENT PLUS to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP U.S. GOVERNMENT PLUS or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

  [CHART OF ANNUAL RETURN]

 2003                  2004
----------------------------
-2.55%                 8.18%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP U.S. GOVERNMENT Plus for one quarter was 8.71% (quarter ended September 30, 2004) and the lowest return was -8.12% (quarter ended June 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP U.S. Government Plus          8.18%          8.15%          05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)      7.18%          8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)       8.86%          9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP U.S. GOVERNMENT PLUS. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.50%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.86%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.61%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP U.S. GOVERNMENT PLUS with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP U.S.
   Government Plus             $164         $508          $876          $1,911

54 < Profund VP U.S. Government Plus

      --------------------------------------------------------------------------

      PROFUND VP RISING RATES OPPORTUNITY

      --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP RISING RATES OPPORTUNITY seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year
U.S. Treasury Bond ("Long Bond"). In accordance with its stated objective, the net asset value of PROFUND VP RISING RATES OPPORTUNITY generally should decrease as interest rates fall.

If PROFUND VP RISING RATES OPPORTUNITY is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP RISING RATES OPPORTUNITY takes positions in DEBT INSTRUMENTS and/or FINANCIAL INSTRUMENTS that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. PROFUND VP RISING RATES OPPORTUNITY will employ LEVERAGED INVESTMENT TECHNIQUES in seeking its investment objective.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP RISING RATES OPPORTUNITY are ACTIVE INVESTOR RISK, MARKET RISK, DEBT INSTRUMENT RISK, INVERSE CORRELATION RISK, CORRELATION RISK, LEVERAGE RISK, LIQUIDITY RISK, AGGRESSIVE INVESTMENT TECHNIQUE RISK, NONDIVERSIFICATION RISK, INTEREST RATE RISK, SHORT SALE RISK, REPURCHASE AGREEMENT RISK, COUNTERPARTY RISK, CREDIT RISK and VOLATILITY RISK.

In addition, PROFUND VP RISING RATES OPPORTUNITY is required to take short positions with respect to the Long Bond under which PROFUND VP RISING RATES OPPORTUNITY is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, PROFUND VP RISING RATES OPPORTUNITY bears the risk that the costs of these positions will exceed other aspects of total return, which would cause PROFUND VP RISING RATES OPPORTUNITY to lose value.

For more information on PROFUND VP RISING RATES OPPORTUNITY'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP RISING RATES OPPORTUNITY by showing the variability of PROFUND VP RISING RATES OPPORTUNITY returns from year to year and by comparing average annual total returns of PROFUND VP RISING RATES OPPORTUNITY to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP RISING RATES OPPORTUNITY or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

    [CHART OF ANNUAL RETURN]

 2003                 2004
----------------------------
-4.11%               -10.89%

         [END CHART]

During the period covered in the bar chart, the highest return on shares of PROFUND VP RISING RATES OPPORTUNITY for one quarter was 7.47% (quarter ended June 30, 2004) and the lowest return was -8.58% (quarter ended September 30,
2004).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity      -10.89%        -12.86%        05/01/02
--------------------------------------------------------------------------------
Lehman Brothers U.S. Treasury:
   Long-Term Total Return Index (1)        7.18%          8.57%
--------------------------------------------------------------------------------
Most recently issued Long Bond (2)         8.86%          9.39%

(1) The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations.

(2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP RISING RATES OPPORTUNITY. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.75%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.75%

* "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP RISING RATES OPPORTUNITY with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
YEARS ProFund VP Rising
    Rate Opportunity           $178         $551          $949          $2,062

                                        ProFund VP Rising Rates Opportunity > 55

                       This Page Intentionally Left Blank

PROFUND VP MONEY MARKET MAY BE APPROPRIATE FOR INVESTORS WHO:

 > seek current income consistent with liquidity and preservation of capital.

                       ---------------------------------------------------------

                            PROFUND VP MONEY MARKET

                       ---------------------------------------------------------

                                                    ProFund VP Money Market > 57

---------------------------------------------------------------------------

PROFUND VP MONEY MARKET

---------------------------------------------------------------------------

INVESTMENT OBJECTIVE

PROFUND VP MONEY MARKET seeks a high level of current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY

PROFUND VP MONEY MARKET may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: DEBT INSTRUMENTS, U.S. GOVERNMENT SECURITIES and REPURCHASE AGREEMENTS. PROFUND VP MONEY MARKET may also invest in ASSET-BACKED SECURITIES.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in PROFUND VP MONEY MARKET are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. PROFUND VP MONEY MARKET also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. PROFUND VP MONEY MARKET buys U.S. Government debt obligations, MONEY MARKET INSTRUMENTS and other debt obligations that at the time of purchase:

 > have received the highest short-term rating from two nationally recognized statistical rating organizations;

 > have received the highest short-term rating from one rating organization (if only one organization rates the security);

 > if unrated, are determined to be of similar quality by ProFund Advisors; or

 > have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of PROFUND VP MONEY MARKET are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. PROFUND VP MONEY MARKET may invest in other types of instruments, as described in the Statement of Additional Information.

PRINCIPAL RISK CONSIDERATIONS

The principal risks of investing in PROFUND VP MONEY MARKET are MARKET RISK, INTEREST RATE RISK, DEBT INSTRUMENT RISK, ACTIVE INVESTOR RISK, COUNTERPARTY RISK, CREDIT RISK and REPURCHASE AGREEMENT RISK. In addition, PROFUND VP MONEY MARKET is also subject to the following risks:

 > Security Selection Risk: While PROFUND VP MONEY MARKET invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, in which the Fund invests will not perform as expected. This could cause PROFUND VP MONEY MARKET'S returns to lag behind those of similar money market funds.

 > Prepayment Risk: When a bond issuer, such as an issuer of assetbacked securities, retains the right to pay off a high-yielding bond before it comes due, PROFUND VP MONEY MARKET may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce PROFUND VP MONEY MARKET'S income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

 > Financial Services Industry Concentration Risk: Because PROFUND VP MONEY
   MARKET may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in PROFUND VP MONEY MARKET is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While PROFUND VP MONEY MARKET seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that PROFUND VP MONEY MARKET will do so, and you could lose money by investing in this ProFund VP.

For more information on PROFUND VP MONEY MARKET'S investment strategies and risks, including a description of the terms in BOLD, please refer to "ProFunds VP Strategies and Risks" beginning on page 7.

FUND PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in PROFUND VP MONEY MARKET by showing the variability of PROFUND VP MONEY MARKET returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in PROFUND VP MONEY MARKET or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

ANNUAL RETURN AS OF DECEMBER 31 EACH YEAR

                           [CHART OF ANNUAL RETURN]

 2002                                 2003                                2004
-------------------------------------------------------------------------------
0.21%                                0.12%                               0.08%

During the period covered in the bar chart, the highest return on shares of PROFUND VP MONEY MARKET for one quarter was 0.09% (quarter ended December 31,
2002) and the lowest return was 0.00% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS             ONE            SINCE          INCEPTION
As of December 31, 2004                  YEAR           INCEPTION      DATE
--------------------------------------------------------------------------------
ProFund VP Money Market                  0.08%          0.15%          10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for PROFUND VP MONEY MARKET as of December 31, 2004 was 0.72%.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of PROFUND VP MONEY MARKET. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Investment Advisory Fees                                        0.75%
Distribution (12b-1) Fees                                       0.25%
Other Expenses*                                                 0.35%
                                                                -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.35%

 * "Other expenses" include legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and other certain miscellaneous expenses.

EXAMPLE: This example is intended to help you compare the cost of investing in PROFUND VP MONEY MARKET with the cost of investing in other mutual funds.The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period.The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

                               1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
ProFund VP Money Market        $137         $428          $739          $1,624

58 < Profund VP Money Market

                       ---------------------------------------------------------

                           GENERAL PROFUNDS VP INFORMATION

                       ---------------------------------------------------------

                           "Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order."

                                            General ProFunds VP Information > 59

---------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

---------------------------------------------------------------------------

CALCULATING SHARE PRICES

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP's assets, subtracting any ProFund VP's liabilities, and dividing that amount by the number of the ProFund VP's outstanding shares.

Each ProFund VP (other than PROFUND VP ULTRAEUROPE, PROFUND VP U.S. GOVERNMENT PLUS AND PROFUND VP RISING RATES OPPORTUNITY) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

The NAV of shares of PROFUND VP ULTRAEUROPE is determined as of the latest close of trading of the three exchanges tracked by the ProFunds Europe Index (ordinarily 2:00 PM Eastern time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business.

PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans' Day.

To the extent a ProFund VP's portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. PROFUND VP U.S. GOVERNMENT PLUS PROFUND and PROFUND VP RISING RATES OPPORTUNITY may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

A ProFund VP's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflect fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or
(iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund's valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

PROFUND VP MONEY MARKET uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees.This method does not reflect daily fluctuations in market value.

NYSE HOLIDAY SCHEDULE: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

LONDON STOCK EXCHANGE, FRANKFURT STOCK EXCHANGE OR PARIS BOURSE HOLIDAY
SCHEDULE: New Year's Day, Good Friday and Easter Monday, May Day, Spring Bank Holiday, Pentecost Monday, Bastille Day, Summer Bank Holiday, Christmas Day, Boxing Day. Please note that holiday schedules are subject to change without notice.

BOND MARKET ASSOCIATION'S PROPOSED EARLY CLOSE SCHEDULE: On the following days in 2005, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 14; Friday, February 18; Thursday, March 24; Friday, May 27; Friday, July 1; Friday, September 2; Friday, October 7; Thursday, November 10; Wednesday, November 23; Friday, November 25; Friday, December 23 and Friday, December 30. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. On such days, the PROFUND VP U.S. GOVERNMENT PLUS and PROFUND VP RISING RATES OPPORTUNITY will close as of the close of open auction of the U.S.Treasury futures on the Chicago Board of Trade (typically one hour before the Bond Market Association's proposed early close).

DIVIDENDS AND DISTRIBUTIONS

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year's net investment income and net capital gains, if any, as follows:

-----------------------------------------------------------------------
                                                             Capital
                                       Dividends              Gains
                               ----------------------------------------
ProFund Name                    Accrued       Paid            Paid
-----------------------------------------------------------------------
VP Money Market                 Daily         Monthly        Annually*
-----------------------------------------------------------------------
VP U.S. Government Plus         Daily         Monthly        Annually*
-----------------------------------------------------------------------
VP Real Estate                  Quarterly     Quarterly      Annually*
-----------------------------------------------------------------------
All other ProFunds VP           Annually      Annually       Annually
-----------------------------------------------------------------------

 * ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

PROFUND VP MONEY MARKET may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

PURCHASING AND REDEEMING SHARES

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for

60 < General ProFunds VP Information

      --------------------------------------------------------------------------

      GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part.

Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION (12b-1) PLAN FEES

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the "Distributor") and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ProFunds VP on the financial firms' preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other specified services.These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ProFunds VP and the quality of the financial firm's relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor's or ProFund Advisors' expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients.The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

SERVICE FEES

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no

                                            General ProFunds VP Information > 61

--------------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub-administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP's portfolio securities is available in the ProFunds VP's Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS OF PROFUND VP SHARES

The Board of Trustees of ProFunds has adopted a "Policy Regarding Frequent Purchases and Redemptions of ProFund Shares." Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under "ProFunds VP Strategies and Risks--Discussion of Principal Risks--Active Investor Risk," frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

TAX INFORMATION

Each ProFund VP intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each ProFund VP qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

An insurance company separate account that funds variable life insurance contracts can "look through" a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for the prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. In addition, if the IRS finds an impermissible level of "investor control" of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxed at the source, including on dividend or interest payments. In that case, the Fund's yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

INDEX INFORMATION

A description of the indices currently underlying each ProFund VP's benchmark are set forth below.

The S&P 500 INDEX is a measure of large-cap U.S. stock market performance. It is a float adjusted capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Through March 18, 2005, the official index values remain float unadjusted; after March 18, 2005 through September 16, 2005, the official index values move to a free float-adjusted calculation based on half of the intended float factor for each constituent. After September 16, 2005, the index values will move to a full free floatadjusted calculation. Reconstitution occurs both on a quarterly and ongoing basis.

The S&P MIDCAP 400 INDEX is a measure of mid-size company U.S. stock market performance. It is a capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2005, the S&P MidCap 400 Index included companies with capitalizations between $272.4 million and $9.1 billion.

The RUSSELL 2000 INDEX is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index. As of March 31, 2005, the Russell 2000 Index included companies with capitalizations between $29.3 million and $6.1 billion.

62 < General ProFunds VP Information

      --------------------------------------------------------------------------

      GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market.To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalizationweighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis.

The S&P MIDCAP 400/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P MidCap 400/Barra Value Index included 218 companies with capitalizations between $272.4 million and $9.1 billion.

The S&P MIDCAP 400/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P MidCap 400 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. As of March 31, 2005, the S&P MidCap 400/Barra Growth Index included 182 companies with capitalizations between $592.7 million and $9.1 billion.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively low price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Value Index included 356 companies with capitalizations between $44.1 million and $3.0 billion.

The S&P SMALLCAP 600/BARRA GROWTH INDEX is a market capitalization weighted index comprised of the stocks in the S&P SmallCap 600 Index that have comparatively high price-to-book ratios as determined before each semiannual rebalance date. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2005, the S&P SmallCap 600/Barra Growth Index included 244 companies with capitalizations between $117.1 million and $5.3 billion.

The PROFUNDS ASIA 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Asia 30 Index included companies with capitalizations between $298.3 million and $109.3 billion.The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The PROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of 30 companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2005, the ProFunds Europe 30 Index included companies with capitalizations between $276.8 billion and $222.2 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

THE NIKKEI 225 STOCK AVERAGE INDEX (Nikkei Index) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei Index is calculated from the prices of the 225 Tokyo Stock Exchange (TSE) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei Index are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.

The DOW JONES U.S. BANKS INDEX measures the performance of the banking industry of the U.S. equity market. Component companies include all regional and major U.S. domiciled international banks, savings and loans, savings banks, thrifts, and building associations and societies. Investment and merchant banks are excluded. As of March 31, 2005, the average capitalization of the Index was approximately $12.4 billion.

The DOW JONES U.S. BASIC MATERIALS SECTOR INDEX measures the performance of the basic materials economic sector of the U.S. equity market. Component companies are involved in the production of aluminum, commodity chemicals, specialty chemicals, forest products, non-ferrous metals, paper products, precious metals and steel. As of March 31, 2005, the average capitalization of the Index was approximately $5.4 billion.

The DOW JONES U.S. BIOTECHNOLOGY INDEX measures the performance of the biotechnology industry of the U.S. equity market. Component companies include those engaged in genetic research, and/or the marketing and development of recombinant DNA products. Makers of artificial blood and contract biotechnology researchers are also included in the Index. As of March 31, 2005, the average capitalization of the Index was approximately $3.7 billion.

The DOW JONES U.S. CONSUMER GOODS INDEX measures the performance of the consumer goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and nondurable household product manufacturers, cosmetic companies, food and tobacco products. As of March 31, 2005, the average capitalization of the Index was approximately $7.8 billion.

The DOW JONES U.S. CONSUMER SERVICES INDEX measures the performance of the consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of March 31, 2005, the average capitalization of the Index was approximately $6.8 billion.

The DOW JONES U.S. FINANCIALS INDEX measures the performance of the financial services economic sector of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card insurers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2005, the average capitalization of the Index was approximately $8.6 billion.

                                            General ProFunds VP Information > 63

--------------------------------------------------------------------------------

GENERAL PROFUNDS VP INFORMATION

--------------------------------------------------------------------------------

The DOW JONES U.S. HEALTH CARE INDEX measures the performance of the health care economic sector of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2005, the average capitalization of the Index was approximately $9.0 billion.

The DOW JONES U.S. INDUSTRIALS INDEX measures the performance of the industrial economic sector of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2005, the average capitalization of the Index was approximately $6.4 billion.

The DOW JONES COMPOSITE INTERNET INDEX measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce - companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services - companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2005, the average capitalization of the Index was approximately $2.8 billion.

The DOW JONES U.S. OIL & GAS INDEX measures the performance of the oil and gas sector of the U.S. equity market. Component companies include oil drilling equipment and services, coal, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2005, the average capitalization of the Index was approximately $12.9 billion.The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals industry of the U.S. equity market. Component companies include the makers of prescription drugs such as birth control pills and vaccines, and over-the-counter drugs, such as aspirin and cold remedies, as well as companies engaged in contract drug research. As of March 31, 2005, the average capitalization of the Index was approximately $24.9 billion.

The DOW JONES PRECIOUS METALS INDEX measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum- group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index with an average capitalization as of March 31, 2005 of approximately $4.9 billion.

The DOW JONES U.S. REAL ESTATE INDEX measures the performance of the real estate industry of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts ("REITs") that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2005, the average capitalization of the Index was approximately $2.9 billion.

The DOW JONES U.S. SEMICONDUCTOR INDEX measures the performance of the semiconductor industry of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as circuit boards and motherboards. As of March 31, 2005, the average capitalization of the Index was approximately $5.1 billion.

The DOW JONES U.S.TECHNOLOGY SECTOR INDEX measures the performance of the technology sector of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2005, the average capitalization of the Index was approximately $6.7 billion.

The DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX measures the performance of the telecommunications economic sector of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2005, the average capitalization of the Index was approximately $16.3 billion.

The DOW JONES U.S. UTILITIES SECTOR INDEX measures the performance of the utilities economic sector of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2005, the average capitalization of the Index was approximately $6.0 billion.

The US DOLLAR INDEX(R) (USDX(R)) is a geometric trade- weighted average of the US Dollar's value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%, British Pound 11.9%, Canadian dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500",
"S&P MidCap 400," "Standard & Poor's MidCap 400," "S&P SmallCap 600," "Standard & Poor's SmallCap 600," "S&P MidCap 400/Barra Growth Index," "S&P MidCap 400/BarraValue Index," "S&P SmallCap 600/BarraGrowth Index," and "S&P Small-Cap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and Barra, Inc. and have been licensed for use by ProFunds. "Dow Jones," "Dow 30,"(TM)," "DJIA," and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. "NASDAQ-100(R) Index" is a trademark of The NASDAQ Stock Market, Inc. ("NASDAQ").The "Nikkei 225 Stock Average" is a trademark of Nihon Keizai Shimbun, Inc. "Russell 2000(R) Index" is a trademark of the Frank Russell Company. "Philadelphia Stock Exchange(R)", "PHLX(R)", "PHLX Gold/Silver Sector(SM)" and "XAU(SM)" are trademarks or service marks of the Philadelphia Stock Exchange, Inc. "New York Board of Trade(R)", "NYBOT(R)", "The U.S. Dollar Index(R)" and "USDX(R)" are trademarks or service marks of the Board of Trade of the City of New York, Inc. and are licensed for use by ProFunds.The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

DOW JONES DOES NOT:

 > Sponsor, endorse, sell or promote Sector ProFunds VP (together, the "ProFunds
   VP").

 > Recommend that any person invest in the ProFunds VP or any other securities.

 > Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

 > Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.

 > Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

 > The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

64 < General ProFunds VP Information

      --------------------------------------------------------------------------

      GENERAL PROFUNDS VP INFORMATION

      --------------------------------------------------------------------------

 > The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

 > The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

                                            General ProFunds VP Information > 65

                       This Page Intentionally Left Blank

                       ---------------------------------------------------------

                           PROFUNDS MANAGEMENT

                       ---------------------------------------------------------

                           "The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust's officers are responsible for the day-to-day operations of the ProFunds VP."

                                                        ProFunds Management > 67

--------------------------------------------------------------------------------

PROFUNDS MANAGEMENT

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISER

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds' inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except PROFUND VP ULTRAEUROPE and PROFUND VP U.S. GOVERNMENT PLUS, for which it is entitled to receive annual fees equal to 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund VP. ProFund Advisors bears the costs of providing advisory services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Bull                                                    0.75%
Small-Cap                                               0.75%
OTC                                                     0.75%
Mid-Cap Value                                           0.75%
Mid-Cap Growth                                          0.75%
Small-Cap Value                                         0.75%
Small-Cap Growth                                        0.75%
Asia 30                                                 0.75%
Europe 30                                               0.75%
Japan                                                   0.75%
UltraBull                                               0.75%
UltraMid-Cap                                            0.75%
UltraSmall-Cap                                          0.75%
UltraOTC                                                0.75%
Bear                                                    0.75%
Short Small-Cap                                         0.68%
Short OTC                                               0.75%
Banks                                                   0.75%
Basic Materials                                         0.75%
Biotechnology                                           0.75%
Consumer Goods                                          0.75%
Consumer Services                                       0.56%
Financials                                              0.75%
Health Care                                             0.75%
Industrials                                             0.74%
Internet                                                0.75%
Oil & Gas                                               0.75%
Pharmaceuticals                                         0.75%
Precious Metals                                         0.75%
Real Estate                                             0.75%
Semiconductor                                           0.74%
Technology                                              0.75%
Telecommunications                                      0.75%
Utilities                                               0.75%
U.S. Government Plus                                    0.50%
Rising Rates Opportunity                                0.75%
Money Market                                            0.66%

ProFund Advisors' operations are overseen by Michael L. Sapir, Louis M.Mayberg and William E.Seale.

MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex(R) Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

LOUIS M.MAYBERG, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005. Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003, has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

PORTFOLIO MANAGEMENT

Each ProFund VP is managed by an investment team overseen by George O. Foster, Director of Portfolio.

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP:

ProFund VP: Bull, Small-Cap, Asia 30, Europe 30, Japan, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Mid-Cap, Short Small-Cap and Short OTC.

                               START DATE - LENGTH    BUSINESS EXPERIENCE
NAME AND TITLE                     OF SERVICE         DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999       ProFund Advisors - Director of
  Director of Portfolio                                Portfolio since 2004, Assistant
                                                       Director of Portfolio and
                                                       Portfolio Manager from 2000
                                                       to 2004 and Portfolio Manager
                                                       since 1999.
Elisa Petit - Team Leader,      Since 3/02/2000        ProFund Advisors - Team
  Portfolio Manager                                    Leader since April 2002,
                                                       Portfolio Manager since
                                                       March 2000.
Olessia Burner -                Since 8/18/1998        ProFund Advisors - Portfolio
  Portfolio Manager                                    Manager since November
                                                       2004, Portfolio Analyst
                                                       August 1998 to November
                                                       2004.
Howard Rubin - Senior           Since 4/10/2000        ProFund Advisors - Senior
  Portfolio Manager                                    Portfolio Manager since
                                                       November 2004, Portfolio
                                                       Manager April 2000 to
                                                       November 2004.
Erik Benke, CFA - Associate     Since 1/18/2005        ProFund Advisors - Associate
  Portfolio Manager                                    Portfolio Manager since
                                                       January 2005; AIM
                                                       Investments - Trader, October
                                                       2001 to January 2005;
                                                       Goldman Sachs' Hill Group,
                                                       LLC - Associate, August 1999
                                                       to July 2001.

68 < ProFunds Management

      --------------------------------------------------------------------------

      PROFUNDS MANAGEMENT

      --------------------------------------------------------------------------

ProFund VP: Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, and all Sector ProFundsVP.

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE      DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Hratch Najarian - Associate     Since 7/17/2000       ProFund Advisors - Associate
  Portfolio Manager                                   Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Analyst July 2003 to
                                                      November 2004, Junior
                                                      Analyst April 2002 to
                                                      July 2003, Institutional Client
                                                      Services Representative
                                                      July 2000 to April 2002.
Michael Neches -                Since 3/27/2000       ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Analyst May 2001 to
                                                      November 2004, Portfolio
                                                      Intern March 2000 to May 2001.

ProFund VP: U.S. Government Plus, Rising Rates Opportunity

                                                      BUSINESS EXPERIENCE
NAME AND TITLE                 LENGTH OF SERVICE      DURING LAST 5 YEARS
-------------------------------------------------------------------------------------
George O. Foster -              Since 10/18/1999      ProFund Advisors - Director of
  Director of Portfolio                               Portfolio since 2004, Assistant
                                                      Director of Portfolio and
                                                      Portfolio Manager from 2000
                                                      to 2004 and Portfolio Manager
                                                      since 1999.
Christian Saarbach -            Since 6/17/2002       ProFund Advisors - Portfolio
  Portfolio Analyst                                   Analyst since November 2004,
                                                      Junior Portfolio Analyst
                                                      June 2002 to November 2004;
                                                      Intern, Salomon Smith Barney
                                                      September 2001 to May 2002;
                                                      Intern, Legg Mason June 2001
                                                      to August 2001 and the Johns
                                                      Hopkins Bloomberg School of
                                                      Public Health June 2000 to
                                                      August 2000 and June 2001
                                                      to August 2001.
Howard Rubin -                  Since 4/10/2000       ProFund Advisors - Senior
  Senior Portfolio Manager                            Portfolio Manager since
                                                      November 2004, Portfolio
                                                      Manager April 2000 to
                                                      November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

OTHER SERVICE PROVIDERS

ProFunds Distributors, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership ("BISYS"). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2004, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

FEES PAID (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

Bull                                                    0.15%
Small-Cap                                               0.15%
OTC                                                     0.15%
Mid-Cap Value                                           0.15%
Mid-Cap Growth                                          0.15%
Small-Cap Value                                         0.15%
Small-Cap Growth                                        0.15%
Asia 30                                                 0.15%
Europe 30                                               0.15%
Japan                                                   0.15%
UltraBull                                               0.15%
UltraMid-Cap                                            0.15%
UltraSmall-Cap                                          0.15%
UltraOTC                                                0.15%
Bear                                                    0.15%
Short Small-Cap                                         0.14%
Short OTC                                               0.15%
Banks                                                   0.15%
Basic Materials                                         0.15%
Biotechnology                                           0.15%
Consumer Goods                                          0.15%
Consumer Services                                       0.11%
Financials                                              0.15%
Health Care                                             0.15%
Industrials                                             0.15%
Internet                                                0.15%
Oil & Gas                                               0.15%
Pharmaceuticals                                         0.15%
Precious Metals                                         0.15%
Real Estate                                             0.15%
Semiconductor                                           0.15%
Technology                                              0.15%
Telecommunications                                      0.15%
Utilities                                               0.15%
U.S. Government Plus                                    0.15%
Rising Rates Opportunity                                0.15%
Money Market                                            0.13%

                                                        ProFunds Management > 69

                       This Page Intentionally Left Blank

THE FOLLOWING TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL HISTORY OF EACH PROFUND VP FOR THE PAST FIVE YEARS (OR SINCE INCEPTION, IF SHORTER).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

                       --------------------------------------------------------

                            FINANCIAL HIGHLIGHTS

                       --------------------------------------------------------

                                                       Financial Highlights > 71

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE           MAY 1, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.72                $20.48                $26.94                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.05)(b)             (0.04)(b)             (0.11)(b)
Net realized and unrealized gains (losses)
 on investments                                           2.19                  5.29                (6.42)                (2.95)
                                                      --------              --------              --------              --------
Total income (loss) from investment
 activities                                               2.25                  5.24                (6.46)                (3.06)
                                                      --------              --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.38)                    --                    --                    --
                                                      --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $27.59                $25.72                $20.48                $26.94
                                                      ========              ========              ========              ========
TOTAL RETURN                                             8.83%                25.59%              (23.98)%              (10.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.78%                 1.87%                 1.91%                 2.25%
Net expenses(d)                                          1.78%                 1.87%                 1.91%                 2.25%
Net investment income (loss)(d)                          0.22%               (0.24)%               (0.18)%               (0.60)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $391,257              $223,123               $92,750               $20,586
Portfolio turnover rate(e)                                202%                  392%                  260%                  325%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

72 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP SMALL-CAP
================================================================================

                                                                                                               FOR THE PERIOD
                                               FOR THE                FOR THE                 FOR THE             MAY 1, 2001(a)
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED                 THROUGH
                                     DECEMBER 31, 2004      DECEMBER 31, 2003       DECEMBER 31, 2002       DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING
   OF PERIOD                                    $31.62                 $22.15                  $28.56                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                     (0.14)(b)              (0.14)(b)               (0.16)(b)               (0.10)(b)
Net realized and unrealized gains
   (losses) on investments                        5.37                   9.61                   (6.25)                  (1.34)
                                              --------               --------                 -------                 -------
Total income (loss) from
   investment activities                          5.23                   9.47                   (6.41)                  (1.44)
                                              --------               --------                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                (0.92)                    --                      --                      --
                                              --------               --------                 -------                 -------
NET ASSET VALUE, END OF PERIOD                  $35.93                 $31.62                  $22.15                  $28.56
                                              ========               ========                 =======                 =======
TOTAL RETURN                                    16.74%                 42.75%                 (22.44)%                (4.80)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                1.61%                  1.73%                   1.97%                   2.65%
Net expenses(d)                                  1.61%                  1.73%                   1.97%                   2.25%
Net investment income (loss)(d)                (0.44)%                (0.52)%                 (0.62)%                 (0.53)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $147,828               $127,335                 $38,612                 $19,965
Portfolio turnover rate(e)                        161%                   189%                    527%                  2,627%(c)

--------------------------------------------------------------------------------
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 73

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MID-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.56                $23.25                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.05)(b)             (0.02)(b)
Net realized and unrealized gains (losses) on investments                 5.02                  8.36                (6.73)
                                                                      --------               -------              --------
Total income (loss) from investment activities                            4.92                  8.31                (6.75)
                                                                      --------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.61)                    --                    --
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $34.87                $31.56                $23.25
                                                                      ========               =======              ========
TOTAL RETURN                                                            15.96%                35.74%              (22.50)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.92%                 2.08%                 2.25%
Net expenses(d)                                                          1.92%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.30)%               (0.20)%               (0.14)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $125,416               $50,575               $12,487
Portfolio turnover rate(e)                                                748%                1,012%                1,361%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

74 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP MID-CAP GROWTH
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.80                $23.36                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.36)(b)             (0.35)(b)             (0.21)(b)
Net realized and unrealized gains (losses) on investments                 3.62                  6.87                (6.43)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            3.26                  6.52                (6.64)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (0.72)                (0.08)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $32.34                $29.80                $23.36
                                                                       =======               =======              ========
TOTAL RETURN                                                            11.08%                27.91%              (22.13)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.02%                 2.22%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.20)%               (1.31)%               (1.32)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $75,078               $46,561               $15,064
Portfolio turnover rate(e)                                                792%                  678%                1,594%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 75

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SMALL-CAP VALUE
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.97                $21.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.16)(b)             (0.22)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 5.92                  7.68                (8.40)
                                                                      --------              --------              --------
Total income (loss) from investment activities                            5.76                  7.46                (8.49)
                                                                      --------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.19)                    --                    --
                                                                      --------              --------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.54                $28.97                $21.51
                                                                      ========              ========              ========
TOTAL RETURN                                                            20.12%                34.68%              (28.30)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.95%                 2.08%                 2.45%
Net expenses(d)                                                          1.95%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.53)%               (0.87)%               (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,162              $147,174               $29,165
Portfolio turnover rate(e)                                                819%                  906%                1,253%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

76 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP SMALL-CAP GROWTH
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.35                $23.34                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.44)(b)             (0.37)(b)             (0.21)(b)
Net realized and unrealized gains (losses) on investments                 6.57                  8.38                (6.45)
                                                                      --------              --------               -------
Total income (loss) from investment activities                            6.13                  8.01                (6.66)
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.40)                    --                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $36.08                $31.35                $23.34
                                                                      ========              ========               =======
TOTAL RETURN                                                            19.80%                34.32%               22.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.90%                 2.00%                 2.20%
Net expenses(d)                                                          1.90%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.32)%               (1.36)%               (1.34)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $210,984              $153,401               $23,968
Portfolio turnover rate(e)                                                979%                  785%                1,260%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 77

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ASIA 30
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $38.76                $23.51                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.11(b)               0.17(b)               0.06(b)
Net realized and unrealized gains (losses) on investments               (0.38)                 15.09                (6.55)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (0.27)                 15.26                (6.49)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.12)                (0.01)                    --
Net realized gains on investments                                       (1.07)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (1.19)                (0.01)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $37.30                $38.76                $23.51
                                                                       =======               =======              ========
TOTAL RETURN                                                           (0.54)%                64.92%              (21.63)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.93%                 2.03%
Net expenses(d)                                                          1.86%                 1.93%                 1.98%
Net investment income (loss)(d)                                          0.29%                 0.54%                 0.35%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $41,545               $49,138               $18,576
Portfolio turnover rate(e)                                                473%                  831%                1,321%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

78 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP EUROPE 30
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $24.96       $18.01       $24.26       $31.98       $36.82
   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                      0.03(a)      0.05(a)      0.07(a)    (0.04)(a)      0.09(a)
   Net realized and unrealized gains (losses) on investments         3.53         6.92       (6.32)       (7.68)       (4.79)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    3.56         6.97       (6.25)       (7.72)       (4.70)
                                                                 --------     --------     --------     --------     --------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                           (0.03)       (0.02)           --           --           --
   Net realized gains on investments                               (0.21)           --           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------
   Total distributions                                             (0.24)       (0.02)           --           --       (0.14)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                  $28.28       $24.96       $18.01       $24.26       $31.98
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.32%       38.73%     (25.76)%     (24.14)%     (12.75)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.78%        1.91%        2.03%        1.89%        1.65%
   Net expenses                                                     1.78%        1.91%        1.98%        1.89%        1.65%
   Net investment income (loss)                                     0.12%        0.25%        0.33%      (0.14)%        0.26%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $140,608     $142,019      $33,119      $52,253      $25,004
   Portfolio turnover rate(b)                                        319%         376%       1,280%       1,002%       1,434%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 79

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP JAPAN
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.84                $21.96                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.21)(b)             (0.28)(b)             (0.14)(b)
Net realized and unrealized gains (losses) on investments                 2.20(c)               6.16                (7.90)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            1.99                  5.88                (8.04)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.21)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $27.62                $27.84                $21.96
                                                                       =======               =======              ========
TOTAL RETURN                                                             7.56%                26.78%              (26.80)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.85%                 1.95%                 2.06%
Net expenses(e)                                                          1.85%                 1.95%                 1.98%
Net investment income (loss)(e)                                        (0.72)%               (1.12)%               (0.85)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $27,659               $25,188                $3,072
Portfolio turnover rate(f)                                                  --                    --                    --(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

80 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP ULTRABULL
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.19                $14.51                $22.71                $30.00
                                                       -------               -------              --------              --------
INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.02(b)             (0.05)(b)             (0.08)(b)             (0.09)(b)
Net realized and unrealized gains (losses)
 on investments                                           3.55                  7.73                (8.12)                (7.20)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               3.57                  7.68                (8.20)                (7.29)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (2.92)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $22.84                $22.19                $14.51                $22.71
                                                       =======               =======              ========              ========
TOTAL RETURN                                            17.18%                52.93%              (36.11)%              (24.30)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.89%                 2.07%                 2.12%                 1.94%
Net expenses(d)                                          1.89%                 1.84%                 1.98%                 1.94%
Net investment income (loss)(d)                          0.11%               (0.32%)               (0.46%)               (0.42%)

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $96,514               $68,318               $42,288               $64,186
Portfolio turnover rate(e)                                830%                1,124%                1,249%                  682%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 81

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAMID-CAP
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.46                $17.32                $30.00
INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.23)(b)             (0.20)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments                 8.14                 12.34               (12.59)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            7.91                 12.14               (12.68)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (2.00)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $35.37                $29.46                $17.32
                                                                       =======               =======              ========
TOTAL RETURN                                                            27.70%                70.09%              (42.27)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.08%                 2.36%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.72)%               (0.88)%               (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $88,463               $38,653               $20,777
Portfolio turnover rate(e)                                                602%                1,202%                2,654%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

82 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP ULTRASMALL-CAP
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                            $29.20       $14.64       $25.51       $27.61       $35.99

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.21)(a)    (0.14)(a)    (0.16)(a)    (0.17)(a)    (0.04)(a)
   Net realized and unrealized gains (losses) on investments         8.39        14.70      (10.71)       (1.93)       (7.90)
                                                                 --------      -------     --------      -------     --------
   Total income (loss) from investment activities                    8.18        14.56      (10.87)       (2.10)       (7.94)
                                                                 --------      -------     --------      -------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               --           --           --           --       (0.02)
   Net realized gains on investments                               (6.63)           --           --           --       (0.42)
                                                                 --------      -------     --------      -------     --------
   Total distributions                                             (6.63)           --           --           --       (0.44)
                                                                 --------      -------     --------      -------     --------
   NET ASSET VALUE, END OF PERIOD                                  $30.75       $29.20       $14.64       $25.51       $27.61
                                                                 ========      =======     ========      =======     ========
   TOTAL RETURN                                                    31.07%       99.45%     (42.61)%      (7.61)%     (22.14)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.94%        2.00%        2.15%        2.11%        2.24%
   Net expenses                                                     1.94%        1.98%        1.98%        2.11%        1.95%
   Net investment income (loss)                                   (0.68)%      (0.66)%      (0.78)%      (0.69)%      (0.12)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $173,846      $88,165      $30,561      $89,041      $33,388
   Portfolio turnover rate(b)                                        481%         572%       1,511%         842%       1,971%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 83

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP ULTRAOTC
================================================================================

FOR THE YEAR ENDED DEC. 31,                                         2004         2003         2002         2001         2000
   NET ASSET VALUE, BEGINNING OF PERIOD                             $3.04        $1.50        $4.83       $15.44       $70.93

   INVESTMENT ACTIVITIES:
   Net investment income (loss)                                    (0.02)(a)    (0.04)(a)    (0.04)(a)    (0.11)(a)    (0.40)(a)
   Net realized and unrealized gains (losses) on investments         0.40         1.58       (3.29)      (10.50)      (51.29)
                                                                 --------     --------     --------     --------     --------
   Total income (loss) from investment activities                    0.38         1.54       (3.33)      (10.61)      (51.69)
                                                                 --------     --------     --------     --------     --------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains on investments                               (0.34)           --           --           --       (3.80)
                                                                 --------     --------     --------     --------     --------

   NET ASSET VALUE, END OF PERIOD                                   $3.08        $3.04        $1.50        $4.83       $15.44
                                                                 ========     ========     ========     ========     ========
   TOTAL RETURN                                                    14.10%      102.67%     (68.94)%     (68.72)%     (73.37)%

   RATIOS TO AVERAGE NET ASSETS:
   Gross expenses                                                   1.88%        1.97%        2.08%        1.95%        1.65%
   Net expenses                                                     1.88%        1.94%        1.98%        1.95%        1.65%
   Net investment income (loss)                                   (0.61)%      (1.59)%      (1.64)%      (1.60)%      (0.79)%

   SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $151,620     $114,077      $53,188     $102,131     $115,498
   Portfolio turnover rate(b)                                        504%         768%         982%         465%         683%

================================================================================
(a) Per share net investment income (loss) has been calculated using the average daily shares method.
(b) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

84 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP BEAR
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $31.89                $42.29                $35.07                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.22)(b)             (0.36)(b)             (0.23)(b)               0.26(b)
Net realized and unrealized gains (losses)
 on investments                                         (3.06)               (10.04)                  7.53                  4.81
                                                      --------              --------               -------               -------
Total income (loss) from investment
 activities                                             (3.28)               (10.40)                  7.30                  5.07
                                                      --------              --------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                       --                    --                (0.08)                    --
                                                      --------              --------               -------               -------
NET ASSET VALUE, END OF PERIOD                          $28.61                $31.89                $42.29                $35.07
                                                      ========              ========               =======               =======
TOTAL RETURN                                          (10.29)%              (24.59)%                20.82%                16.90%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.90%                 1.98%                 2.03%                 1.89%
Net expenses(d)                                          1.90%                 1.98%                 1.98%                 1.89%
Net investment income (loss)(d)                        (0.70)%               (0.96)%               (0.57)%                 0.77%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,887               $54,301               $77,938               $37,290
Portfolio turnover rate(e)                                  --                    --                    --(f)             1,144%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(f) The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that included the purchase of short-term instruments versus long-term instruments.

                                                       Financial Highlights > 85

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT MID-CAP
================================================================================

                                                                  FOR THE PERIOD
                                                               NOVEMBER 22, 2004(a)
                                                                         THROUGH
                                                               DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD                                      $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                                  --(b),(c)
Net realized and unrealized gains (losses) on investments                 (0.85)
                                                                         -------
Total income (loss) from investment activities                            (0.85)
                                                                         -------
NET ASSET VALUE, END OF PERIOD                                            $29.15
                                                                         =======
TOTAL RETURN                                                             (2.83)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                          3.86%
Net expenses(e)                                                            1.98%
Net investment income (loss)(e)                                            0.03%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                           $637
Portfolio turnover rate(f)                                                    --(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

86 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP SHORT SMALL-CAP
================================================================================

                                                                                                              FOR THE PERIOD
                                                                       FOR THE               FOR THE       SEPTEMBER 3, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED                 THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003       DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $18.82                $28.74                  $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.11)(b)             (0.20)(b)               (0.02)(b)
Net realized and unrealized gains (losses) on investments               (1.59)                (9.72)                  (1.24)
                                                                       -------              --------                 -------
Total income (loss) from investment activities                          (1.70)                (9.92)                  (1.26)
                                                                       -------              --------                 -------
NET ASSET VALUE, END OF PERIOD                                          $17.12                $18.82                  $28.74
                                                                       =======              ========                 =======
TOTAL RETURN                                                           (9.03)%              (34.52)%                 (4.20)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.28%                 2.71%                   1.73%
Net expenses(d)                                                          1.98%                 1.98%                   1.73%
Net investment income (loss)(d)                                        (0.62)%               (0.80)%                 (0.23)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $6,934                  $125                  $2,173
Portfolio turnover rate(e)                                                  --                    --                      --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 87

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SHORT OTC
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $20.71                $33.37                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.13)(b)             (0.24)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.17)               (12.21)                  3.46
                                                                      --------              --------               -------
Total income (loss) from investment activities                          (2.30)               (12.45)                  3.37
                                                                      --------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                       --                (0.21)                    --
                                                                      --------              --------               -------
NET ASSET VALUE, END OF PERIOD                                          $18.41                $20.71                $33.37
                                                                      ========              ========               =======
TOTAL RETURN                                                          (11.11)%              (37.31)%                11.23%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.86%                 1.99%                 1.96%
Net expenses(d)                                                          1.86%                 1.98%                 1.96%
Net investment income (loss)(d)                                        (0.62)%               (0.93)%               (0.39)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $16,213               $31,524               $14,030
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

88 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP BANKS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE       MAY 1, 2002 (a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $33.11                $25.98                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.50(b)               0.38(b)               0.19(b)
Net realized and unrealized gains (losses) on investments                 3.39                  7.25                (4.21)
                                                                       -------                ------              --------
Total income (loss) from investment activities                            3.89                  7.63                (4.02)
                                                                       -------                ------              --------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.19)                (0.50)                    --
                                                                       -------                ------              --------
NET ASSET VALUE, END OF PERIOD                                          $36.81                $33.11                $25.98
                                                                       =======                ======              ========
TOTAL RETURN                                                            11.77%                29.39%              (13.40)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.98%                 2.30%                 2.11%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                          1.46%                 1.30%                 1.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $13,140                $5,759                $5,782
Portfolio turnover rate(e)                                              1,003%                1,457%                1,183%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 89

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP BASIC MATERIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $33.74                $25.66                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.02(b)               0.22(b)               0.23(b)
Net realized and unrealized gains (losses) on investments                 3.40(c)               7.88                (4.57)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            3.42                  8.10                (4.34)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.10)                (0.02)                    --
Net realized gains on investments                                       (0.88)                    --                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.98)                (0.02)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $36.18                $33.74                $25.66
                                                                       =======               =======              ========
TOTAL RETURN                                                            10.22%                31.58%              (14.47)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.96%                 2.03%                 2.21%
Net expenses(e)                                                          1.96%                 1.97%                 1.98%
Net investment income (loss)(e)                                          0.06%                 0.75%                 1.25%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $25,614               $50,929                $3,851
Portfolio turnover rate(f)                                                783%                1,009%                2,498%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

90 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP BIOTECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                      FOR THE               FOR THE               FOR THE       JANUARY 22, 2001(a)
                                                   YEAR ENDED            YEAR ENDED            YEAR ENDED                THROUGH
                                            DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002      DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                   $21.96                $15.71                $25.44                 $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                           (0.41)(b)             (0.37)(b)             (0.35)(b)              (0.48)(b)
Net realized and unrealized gains
 (losses) on investments                                 2.25                  6.62                (9.19)                 (4.08)
                                                      -------               -------              --------               --------
Total income (loss) from investment
 activities                                              1.84                  6.25                (9.54)                 (4.56)
                                                      -------               -------              --------               --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                      (4.62)                    --                (0.19)                     --
                                                      -------               -------              --------               --------
NET ASSET VALUE, END OF PERIOD                         $19.18                $21.96                $15.71                 $25.44
                                                      =======               =======              ========               ========
TOTAL RETURN                                            9.73%                39.78%              (37.51)%               (15.20)%(c)

RATIO TO AVERAGE NET ASSETS:
Gross expenses(d)                                       1.98%                 2.04%                 2.16%                  2.03%
Net expenses(d)                                         1.98%                 1.98%                 1.98%                  2.03%
Net investment income (loss)(d)                       (1.88)%               (1.87)%                 1.91%                (1.98)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                     $24,832               $14,342               $14,246                $44,247
Portfolio turnover rate(e)                               788%                  848%                1,049%                 1,044%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 91

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP CONSUMER GOODS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.53                $25.11                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.07(b)               0.04(b)               0.04(b)
Net realized and unrealized gains (losses) on investments                 2.54(c)               4.59                (4.93)
                                                                        ------                ------              --------
Total income (loss) from investment activities                            2.61                  4.63                (4.89)
                                                                        ------                ------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.03)                (0.21)                    --
Net realized gains on investments                                       (2.11)                    --                    --
                                                                        ------                ------              --------
Total distributions                                                     (2.14)                (0.21)                    --
                                                                        ------                ------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.00                $29.53                $25.11
                                                                        ======                ======              ========
TOTAL RETURN                                                             9.26%                18.46%              (16.30)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.99%                 2.33%                 2.10%
Net expenses(e)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(e)                                          0.24%                 0.13%                 0.22%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,970                $2,406                $4,952
Portfolio turnover rate(f)                                              1,547%                1,472%                1,057%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

92 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP CONSUMER SERVICES
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $27.87                $21.98                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.29)(b)             (0.30)(b)             (0.17)(b)
Net realized and unrealized gains (losses) on investments                 2.41                  6.19                (7.85)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.12                  5.89                (8.02)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $29.99                $27.87                $21.98
                                                                       =======               =======              ========
TOTAL RETURN                                                             7.61%                26.80%              (26.73)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        2.20%                 2.33%                 2.65%
Net expenses(d)                                                          1.98%                 1.96%                 1.98%
Net investment income (loss)(d)                                        (1.03)%               (1.19)%               (1.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,878                $3,777                $3,439
Portfolio turnover rate(e)                                              1,256%                2,100%                2,644%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 93

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP FINANCIALS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $30.72                $23.85                $28.02                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.20(b)               0.11(b)               0.06(b)               0.04(b)
Net realized and unrealized gains (losses)
 on investments                                           2.97                  6.80                (4.23)                (2.02)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               3.17                  6.91                (4.17)                (1.98)
                                                       -------               -------              --------               -------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.09)                (0.04)                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $33.80                $30.72                $23.85                $28.02
                                                       =======               =======              ========               =======
TOTAL RETURN                                            10.34%                28.99%              (14.88)%               (6.60)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.92%                 2.07%                 2.14%                 2.10%
Net expenses(d)                                          1.92%                 1.98%                 1.98%                 2.10%
Net investment income (loss)(d)                          0.63%                 0.42%                 0.22%                 0.16%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $30,767               $21,024               $11,898               $20,089
Portfolio turnover rate(e)                                595%                  726%                1,341%                1,330%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

94 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP HEALTH CARE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $25.81                $21.98                $28.43                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                            (0.13)(b)             (0.15)(b)             (0.13)(b)             (0.30)(b)
Net realized and unrealized gains (losses)
 on investments                                           0.74(c)               3.98                (6.32)                (1.27)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               0.61                  3.83                (6.45)                (1.57)
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $26.42                $25.81                $21.98                $28.43
                                                       =======               =======              ========               =======
TOTAL RETURN                                             2.36%                17.42%              (22.69)%               (5.23)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.91%                 2.04%                 2.14%                 2.06%
Net expenses(e)                                          1.91%                 1.97%                 1.98%                 2.06%
Net investment income (loss)(e)                        (0.51)%               (0.63)%               (0.54)%               (1.10)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $40,017               $25,286               $14,622               $33,227
Portfolio turnover rate(f)                                464%                  877%                  897%                1,032%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year. (e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 95

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP INDUSTRIALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $30.88                $24.05                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.04)(b)             (0.01)(b)             (0.01)(b)
Net realized and unrealized gains (losses) on investments                 4.06                  6.84                (5.94)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            4.02                  6.83                (5.95)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.81)                    --                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $33.09                $30.88                $24.05
                                                                       =======               =======              ========
TOTAL RETURN                                                            13.22%                28.40%              (19.83)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.99%                 2.25%                 2.65%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (0.14)%               (0.05)%               (0.08)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                       $9,459               $11,751                $1,134
Portfolio turnover rate(e)                                              1,159%                1,997%                  906%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

96 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP INTERNET
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $45.81                $25.99                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.93)(b)             (0.75)(b)             (0.35)(b)
Net realized and unrealized gains (losses) on investments                10.53                 21.02                (3.66)
                                                                       -------               -------              --------
Total income (loss) from investment activities                            9.60                 20.27                (4.01)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (1.09)                (0.45)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $54.32                $45.81                $25.99
                                                                       =======               =======              ========
TOTAL RETURN                                                            21.26%                77.99%              (13.37)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.94%                 2.01%                 2.04%
Net expenses(d)                                                          1.94%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.94)%               (1.97)%               (1.97)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $41,995               $14,882               $28,880
Portfolio turnover rate(e)                                                949%                  803%                  505%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 97

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP OIL & GAS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $28.33                $23.17                $27.93                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)(b),(c)                     (0.05)(b)             (0.01)(b)             (0.05)(b)                 --

Net realized and unrealized gains (losses)
 on investments                                           8.37                  5.17                (4.71)                (2.07)
                                                       -------               -------              --------               -------
Total income (loss) from investment
 activities                                               8.32                  5.16                (4.76)                (2.07)
                                                       -------               -------              --------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.02)                    --                    --                    --
                                                       -------               -------              --------               -------
NET ASSET VALUE, END OF PERIOD                          $36.63                $28.33                $23.17                $27.93
                                                       =======               =======              ========               =======
TOTAL RETURN                                            29.36%                22.27%              (17.04)%               (6.90)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.92%                 2.09%                 2.16%                 2.05%
Net expenses(e)                                          1.92%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(e)                        (0.16)%               (0.05)%               (0.18)%               (0.01)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $85,137               $44,398               $19,283               $24,007
Portfolio turnover rate(f)                                470%                1,091%                1,632%                1,169%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

98 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP PHARMACEUTICALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $25.93                $25.96                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.08(b)             (0.09)(b)                 --(b),(c)
Net realized and unrealized gains (losses) on investments               (2.47)                  1.51(d)             (4.04)
                                                                       -------               -------              --------
Total income (loss) from investment activities                          (2.39)                  1.42                (4.04)
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                           --                (1.45)                    --
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $23.54                $25.93                $25.96
                                                                       =======               =======              ========
TOTAL RETURN                                                           (9.22)%                 5.60%              (13.47)%(e)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(f)                                                        1.97%                 2.06%                 2.12%
Net expenses(f)                                                          1.97%                 1.98%                 1.98%
Net investment income (loss)(f)                                          0.32%               (0.33)%               (0.02)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $11,803               $11,851                $3,414
Portfolio turnover rate(g)                                              1,223%                2,569%                1,709%(e)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Amount is less than $0.005.
(d) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(e) Not annualized for periods less than one year.
(f) Annualized for periods less than one year.
(g) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                       Financial Highlights > 99

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP PRECIOUS METALS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $40.99                $29.44                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.20)(b)             (0.31)(b)             (0.07)(b)
Net realized and unrealized gains (losses) on investments               (3.64)                 11.86                (0.49)
                                                                       -------               -------               -------
Total income (loss) from investment activities                          (3.84)                 11.55                (0.56)
                                                                       -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (4.57)                    --                    --
                                                                       -------               -------               -------
NET ASSET VALUE, END OF PERIOD                                          $32.58                $40.99                $29.44
                                                                       =======               =======               =======
TOTAL RETURN                                                           (9.92)%                39.23%               (1.87)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.87%                 1.98%                 1.98%
Net expenses(d)                                                          1.87%                 1.97%                 1.98%
Net investment income (loss)(d)                                        (0.58)%               (0.94)%               (0.40)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $60,432               $76,218               $55,639
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

100 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP REAL ESTATE
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $40.89                $31.16                $32.72                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              1.04(b)               1.09(b)               1.38(b)               1.53(b)
Net realized and unrealized gains (losses)
 on investments                                           9.86                  9.14                (1.34)                  1.19
                                                       -------               -------               -------               -------
Total income (loss) from investment
 activities                                              10.90                 10.23                  0.04                  2.72
                                                       -------               -------               -------               -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                   (0.82)                (0.50)                (1.37)                    --
Net realized gains on investments                       (0.38)                    --                    --                    --
Return of capital                                       (0.10)                    --                (0.23)                    --
                                                       -------               -------               -------               -------
Total distributions                                     (1.30)                (0.50)                (1.60)                    --
                                                       -------               -------               -------               -------

NET ASSET VALUE, END OF PERIOD                          $50.49                $40.89                $31.16                $32.72
                                                       =======               =======               =======               =======
TOTAL RETURN                                            27.20%                33.15%                 0.02%                 9.07%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.93%                 2.02%                 2.13%                 1.99%
Net expenses(d)                                          1.93%                 1.98%                 1.98%                 1.99%
Net investment income (loss)(d)                          2.35%                 3.08%                 4.09%                 5.01%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $79,668               $39,613               $20,920               $39,414
Portfolio turnover rate(e)                              1,184%                1,113%                1,163%                  753%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 101

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP SEMICONDUCTOR
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $29.34                $15.58                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.39)(b)             (0.41)(b)             (0.24)(b)
Net realized and unrealized gains (losses) on investments               (6.54)                 14.17               (14.18)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (6.93)                 13.76               (14.42)
                                                                      --------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                                       (0.41)                    --                    --
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $22.00                $29.34                $15.58
                                                                      ========               =======              ========
TOTAL RETURN                                                          (23.54)%                88.32%              (48.07)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.99%                 2.05%                 2.33%
Net expenses(d)                                                          1.98%                 1.98%                 1.98%
Net investment income (loss)(d)                                        (1.58)%               (1.72)%               (1.89)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $10,851               $18,332                $3,790
Portfolio turnover rate(e)                                              1,460%                1,364%                  886%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

102 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP TECHNOLOGY
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.56                $10.66                $17.97                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.06(b)             (0.20)(b)             (0.24)(b)             (0.34)(b)
Net realized and unrealized gains (losses)
 on investments                                         (0.14)(c)               5.10                (7.07)               (11.69)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                             (0.08)                  4.90                (7.31)               (12.03)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments                       (0.18)                    --                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $15.30                $15.56                $10.66                $17.97
                                                       =======               =======              ========              ========
TOTAL RETURN                                           (0.43)%                45.97%              (40.68)%              (40.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.87%                 1.93%                 2.27%                 2.10%
Net expenses(e)                                          1.87%                 1.93%                 1.98%                 2.10%
Net investment income (loss)(e)                          0.40%               (1.47)%               (1.77)%               (1.91)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $24,476               $30,631               $15,271               $15,410
Portfolio turnover rate(f)                                497%                  702%                1,208%                2,548%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses on investments during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 103

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP TELECOMMUNICATIONS
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $13.74                $13.41                $21.57                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.21(b)               0.31(b)             (0.10)(b)             (0.28)(b)
Net realized and unrealized gains (losses)
 on investments                                           1.91                  0.02(c)             (8.06)                (8.15)
                                                       -------                ------              --------              --------
Total income (loss) from investment
 activities                                               2.12                  0.33                (8.16)                (8.43)
                                                       -------                ------              --------              --------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                                   (0.13)                    --                    --                    --
Net realized gains on investments                       (0.48)                    --                    --                    --
                                                       -------                ------              --------              --------
Total distributions                                     (0.61)                    --                    --                    --
                                                       -------                ------              --------              --------

NET ASSET VALUE, END OF PERIOD                          $15.25                $13.74                $13.41                $21.57
                                                       =======                ======              ========              ========
TOTAL RETURN                                            15.56%                 2.46%              (37.83)%              (28.10)%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                        1.95%                 2.06%                 2.19%                 2.17%
Net expenses(e)                                          1.95%                 1.97%                 1.98%                 2.17%
Net investment income (loss)(e)                          1.42%                 2.40%               (0.72)%               (1.27)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $17,894                $7,488               $16,796                $4,150
Portfolio turnover rate(f)                              1,048%                1,508%                1,290%                2,830%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

104 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND VP UTILITIES
================================================================================

                                                                                                                  FOR THE PERIOD
                                                       FOR THE               FOR THE               FOR THE      JANUARY 22, 2001(a)
                                                    YEAR ENDED            YEAR ENDED            YEAR ENDED               THROUGH
                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD                    $22.38                $18.78                $24.69                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                              0.43(b)               0.40(b)               0.51(b)               0.39(b)
Net realized and unrealized gains (losses)
 on investments                                           4.26                  3.61                (6.42)                (5.70)
                                                       -------               -------              --------              --------
Total income (loss) from investment
 activities                                               4.69                  4.01                (5.91)                (5.31)
                                                       -------               -------              --------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                   (0.17)                (0.41)                    --                    --
Net realized gains on investments                       (0.35)                    --                    --                    --
                                                       -------               -------              --------              --------
Total distributions                                     (0.52)                (0.41)                    --                    --
                                                       -------               -------              --------              --------
NET ASSET VALUE, END OF PERIOD                          $26.55                $22.38                $18.78                $24.69
                                                       =======               =======              ========              ========
TOTAL RETURN                                            21.07%                21.37%              (23.94)%              (17.70)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                        1.95%                 2.06%                 2.17%                 2.05%
Net expenses(d)                                          1.95%                 1.98%                 1.98%                 2.05%
Net investment income (loss)(d)                          1.78%                 1.98%                 2.31%                 1.44%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                      $51,964               $22,653               $26,026               $13,420
Portfolio turnover rate(e)                                569%                1,134%                1,461%                1,008%(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 105

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP U.S. GOVERNMENT PLUS
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.66                $34.12                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                              0.25(b)               0.06(b)               0.12(b)
Net realized and unrealized gains (losses) on investments                 2.09(c)             (0.90)                  4.89
                                                                       -------               -------              --------
Total income (loss) from investment activities                            2.34                (0.84)                  5.01
                                                                       -------               -------              --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                   (0.25)                (0.06)                (0.89)
Net realized gains on investments                                           --                (3.23)                    --
Return of capital                                                       (0.01)                (1.33)                    --
                                                                       -------               -------              --------
Total distributions                                                     (0.26)                (4.62)                (0.89)
                                                                       -------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $30.74                $28.66                $34.12
                                                                       =======               =======              ========
TOTAL RETURN                                                             8.18%               (2.55)%                16.90%(d)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)                                                        1.61%                 1.74%                 1.71%
Net expenses(e)                                                          1.61%                 1.73%                 1.71%
Net investment income (loss)(e)                                          0.86%                 0.18%                 0.56%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                      $43,605               $36,776              $124,928
Portfolio turnover rate(f)                                              1,258%                  526%                  269%(d)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d) Not annualized for periods less than one year.
(e) Annualized for periods less than one year.
(f) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

106 < Financial Highlights

     ---------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS
     Selected data for a share of beneficial interest outstanding throughout the periods indicated.
     ---------------------------------------------------------------------------

PROFUND RISING RATES OPPORTUNITY
================================================================================

                                                                                                            FOR THE PERIOD
                                                                       FOR THE               FOR THE           MAY 1, 2002(a)
                                                                    YEAR ENDED            YEAR ENDED               THROUGH
                                                             DECEMBER 31, 2004     DECEMBER 31, 2003     DECEMBER 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD                                    $23.32                $24.32                $30.00

INVESTMENT ACTIVITIES:
Net investment income (loss)                                            (0.10)(b)             (0.23)(b)             (0.09)(b)
Net realized and unrealized gains (losses) on investments               (2.44)                (0.77)                (5.59)
                                                                      --------               -------              --------
Total income (loss) from investment activities                          (2.54)                (1.00)                (5.68)
                                                                      --------               -------              --------
NET ASSET VALUE, END OF PERIOD                                          $20.78                $23.32                $24.32
                                                                      ========               =======              ========
TOTAL RETURN                                                          (10.89)%               (4.11)%              (18.93)%(c)

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(d)                                                        1.75%                 1.91%                 2.13%
Net expenses(d)                                                          1.75%                 1.91%                 1.98%
Net investment income (loss)(d)                                        (0.45)%               (0.94)%               (0.49)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                     $179,638               $74,272                $7,168
Portfolio turnover rate(e)                                                  --                    --                    --(c)

================================================================================
(a) Commencement of operations
(b) Per share net investment income (loss) has been calculated using the average daily shares method.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Portfolio turnover rate is calculated without regard to instruments (including options, swap agreements and futures contracts) maturing less than one year from acquisition. The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

                                                      Financial Highlights > 107

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

PROFUND VP MONEY MARKET
================================================================================

                                                                                                               FOR THE PERIOD
                                               FOR THE                FOR THE                 FOR THE        OCTOBER 29, 2001(a)
                                            YEAR ENDED             YEAR ENDED              YEAR ENDED                 THROUGH
                                     DECEMBER 31, 2004      DECEMBER 31, 2003       DECEMBER 31, 2002       DECEMBER 31, 2001
NET ASSET VALUE, BEGINNING OF PERIOD            $1.000                 $1.000                  $1.000                  $1.000
INVESTMENT ACTIVITIES:
Net investment income (loss)                     0.001                  0.001                   0.002                   0.001
                                               -------                -------                 -------                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                           (0.001)                (0.001)                 (0.002)                 (0.001)
                                               -------                -------                 -------                 -------
NET ASSET VALUE, END OF PERIOD                  $1.000                 $1.000                  $1.000                  $1.000
                                               =======                =======                 =======                 =======
TOTAL RETURN                                     0.08%                  0.12%                   0.21%                   0.08%(b)
RATIOS TO AVERAGE NET ASSETS:
Gross expenses(c)                                1.35%                  1.43%                   1.51%                   1.60%
Net expenses(c)                                  1.15%                  0.93%                   1.32%                   1.60%
Net investment income (loss)(c)                  0.05%                  0.12%                   0.22%                   0.27%
SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $30,701                $45,786                 $69,179                 $60,980

================================================================================
(a) Commencement of operations
(b) Not annualized for periods less than a year.
(c) Annualized for periods less than a year.

108 < Financial Highlights

                       This Page Intentionally Left Blank

PROFUNDS(TM)

      POST OFFICE MAILING ADDRESS FOR INVESTMENTS
             P.O. Box 182800
             Columbus, OH 43218-2800

      PHONE NUMBERS
             For Financial Professionals:      (888) PRO-5717     (888) 776-5717
             For All Others:                   (888) PRO-FNDS     (888) 776-3637
             Or:                               (614) 470-8122
             Fax Number:                       (800) 782-4797

      WEBSITE ADDRESS
             www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above. You can find reports and other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and Not just funds, ProFunds are trademarks of ProFund Advisors LLC.

PROFUNDS EXECUTIVE OFFICES
BETHESDA, MD

                              [LOGO OF BULL & BEAR](R)
                                   PROFUNDS(R)
                          NOT JUST FUNDS, PROFUNDS(SM)

                                       Investment Company Act File No. 811-08239
                                                                           PROVP